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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-09913

AIM Counselor Series Trust (Invesco Counselor Series Trust)
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Address of principal executive offices) (Zip code)

Philip A. Taylor 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(713) 626-1919

Date of fiscal year end:	8/31

Date of reporting period:	11/30/15

Item 1. Schedule of Investments.

Invesco American Franchise Fund Quarterly Schedule of Portfolio Holdings November 30, 2015

invesco.com/us	VK-AMFR-QTR-1 11/15	Invesco Advisers, Inc.

Schedule of Investments(a)

November 30, 2015

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–99.05%

Aerospace & Defense–2.00%

Honeywell International Inc.	739,518	$76,872,896
Raytheon Co.	945,869	117,316,132
		194,189,028

Air Freight & Logistics–0.75%

FedEx Corp.	459,454	72,841,837

Airlines–1.48%

Southwest Airlines Co.	3,121,206	143,200,931

Application Software–2.39%

salesforce.com, inc. (b)	2,909,334	231,844,826

Biotechnology–11.70%

Alexion Pharmaceuticals, Inc. (b)	310,178	55,348,162
Alkermes PLC (b)	3,012,631	221,006,610
Amgen Inc.	828,331	133,444,124
Biogen Inc. (b)	342,117	98,139,683
Celgene Corp. (b)	2,034,031	222,624,693
Gilead Sciences, Inc.	2,743,873	290,740,783
Vertex Pharmaceuticals Inc. (b)	871,295	112,710,721
		1,134,014,776

Cable & Satellite–3.81%

DISH Network Corp. -Class A (b)	4,234,942	265,573,213
Time Warner Cable Inc.	559,484	103,375,859
		368,949,072

Communications Equipment–0.98%

Palo Alto Networks, Inc. (b)	506,786	94,941,289

Consumer Electronics–2.55%

Harman International Industries, Inc.	1,242,068	128,131,735
Sony Corp. (Japan)(c)	4,610,300	118,983,941
		247,115,676

Consumer Finance–0.43%

American Express Co.	587,299	42,074,100

Data Processing & Outsourced Services–5.63%

First Data Corp. -Class A (b)(c)	5,132,674	86,228,923
MasterCard, Inc. -Class A	3,673,070	359,667,015
Visa Inc. -Class A	1,266,411	100,059,133
		545,955,071

Distillers & Vintners–0.92%

Constellation Brands, Inc. -Class A	633,915	88,912,918

Diversified Chemicals–0.59%

Dow Chemical Co. (The)	1,105,628	57,636,388

Shares		Value

Drug Retail–0.70%

CVS Health Corp.	717,709	$67,529,240

Environmental & Facilities Services–1.06%

Republic Services, Inc.	2,328,282	102,281,428

Fertilizers & Agricultural Chemicals–0.90%

Monsanto Co.	919,806	87,528,739

Health Care Equipment–0.51%

Medtronic PLC	658,236	49,591,500

Health Care Facilities–0.39%

HCA Holdings, Inc. (b)	558,329	37,999,872

Home Entertainment Software–1.29%

Activision Blizzard, Inc.	1,330,992	50,125,159
Electronic Arts Inc. (b)	1,102,603	74,745,457
		124,870,616

Home Improvement Retail–3.46%

Lowe’s Cos., Inc.	4,378,950	335,427,570

Hotels, Resorts & Cruise Lines–2.45%

Carnival Corp.	4,694,106	237,193,176

Household Appliances–1.55%

Whirlpool Corp.	924,880	150,311,498

Industrial Conglomerates–1.46%

Danaher Corp.	917,527	88,440,428
Roper Technologies, Inc.	275,354	53,278,245
		141,718,673

Industrial Gases–0.75%

Air Products and Chemicals, Inc.	532,867	72,944,164

Internet Retail–7.48%

Amazon.com, Inc. (b)	713,708	474,473,078
Netflix Inc. (b)	955,317	117,819,246
Priceline Group Inc. (The) (b)	106,071	132,466,768
		724,759,092

Internet Software & Services–14.04%

Alibaba Group Holding Ltd. -ADR (China)(b)	1,128,126	94,852,834
Alphabet Inc. -Class A (b)	791,861	604,071,164
Facebook Inc. -Class A (b)	5,189,902	540,995,384
LinkedIn Corp. -Class A (b)	496,319	120,660,112
		1,360,579,494

Investment Banking & Brokerage–2.47%

Charles Schwab Corp. (The)	7,095,209	239,179,495

See accompanying notes which are an integral part of this schedule.

                                 Invesco American Franchise Fund

	Shares	Value

Life Sciences Tools & Services–0.53%

Thermo Fisher Scientific, Inc.	372,487	$51,552,201

Managed Health Care–1.10%

UnitedHealth Group Inc.	941,493	106,115,676

Oil & Gas Exploration & Production–1.54%

Cimarex Energy Co.	202,742	24,130,353
Devon Energy Corp.	848,238	39,027,430
Pioneer Natural Resources Co.	597,305	86,459,899
		149,617,682

Packaged Foods & Meats–0.67%

Tyson Foods, Inc. -Class A	1,301,946	65,097,300

Pharmaceuticals–4.84%

Allergan PLC (b)	639,598	200,763,416
Bristol-Myers Squibb Co.	2,172,534	145,581,503
Eli Lilly and Co.	1,499,237	122,997,404
		469,342,323

Semiconductors–3.49%

Avago Technologies Ltd. (Singapore)	846,376	110,409,749
NXP Semiconductors N.V. (Netherlands)(b)	2,433,430	227,428,368
		337,838,117

Soft Drinks–0.80%

Monster Beverage Corp. (b)	504,230	77,959,000

Specialized Finance–2.72%

CME Group Inc. -Class A	982,190	95,910,854
McGraw Hill Financial, Inc.	1,734,292	167,307,149
		263,218,003

Specialized REIT’s–0.78%

American Tower Corp.	762,112	75,738,691

Systems Software–1.52%

Check Point Software Technologies Ltd. (Israel)(b)(c)	550,264	48,032,544
ServiceNow, Inc. (b)	1,142,278	99,389,609
		147,422,153

Technology Hardware, Storage & Peripherals–5.43%

Apple Inc.	4,452,252	526,701,412

Tobacco–2.48%

Altria Group, Inc.	1,263,365	72,769,824
Philip Morris International Inc.	1,915,286	167,376,844
		240,146,668

Wireless Telecommunication Services–1.41%

Sprint Corp. (b)(c)	37,434,335	136,635,323
Total Common Stocks & Other Equity Interests (Cost $6,510,699,007)		9,600,975,018

	Shares	Value

Money Market Funds–0.75%

Liquid Assets Portfolio –Institutional Class, 0.17% (d)	36,472,093	$36,472,093
Premier Portfolio –Institutional Class, 0.13% (d)	36,472,094	36,472,094
Total Money Market Funds (Cost $72,944,187)		72,944,187
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.80% (Cost $6,583,643,194)		9,673,919,205

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–1.72%

Liquid Assets Portfolio - Institutional Class, 0.17% (Cost $167,181,970)(d)(e)	167,181,970	167,181,970
TOTAL INVESTMENTS–101.52% (Cost $6,750,825,164)		9,841,101,175
OTHER ASSETS LESS LIABILITIES–(1.52)%		(147,597,421)
NET ASSETS–100.00%		$9,693,503,754

Investment Abbreviations:

ADR	— American Depositary Receipt
REIT	— Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	All or a portion of this security was out on loan at November 30, 2015.

(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of November 30, 2015.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1D.

See accompanying notes which are an integral part of this schedule.

                                 Invesco American Franchise Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2015

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

                                 Invesco American Franchise Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

                                 Invesco American Franchise Fund

E.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

F.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

                                         Invesco American Franchise Fund

As of November 30, 2015, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 3 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended November 30, 2015 was $1,323,788,818 and $1,440,832,253, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$3,190,422,215
Aggregate unrealized (depreciation) of investment securities	(135,852,206)
Net unrealized appreciation of investment securities	$3,054,570,009
Cost of investments for tax purposes is $6,786,531,166.

                                 Invesco American Franchise Fund

Invesco California Tax-Free Income Fund Quarterly Schedule of Portfolio Holdings November 30, 2015

invesco.com/us	MS-CTFI-QTR-1 11/15	Invesco Advisers, Inc.

Schedule of Investments

November 30, 2015

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Municipal Obligations–106.21%

California–101.97%

ABAG Finance Authority For Nonprofit Corps. (Sharp HealthCare); Series 2014 A, RB	5.00%	08/01/2043	$500	$560,035
Alhambra (City of) (Atherton Baptist Homes); Series 2010 A, RB	7.63%	01/01/2040	1,575	1,679,596
Alhambra Elementary School District (Election of 1999); Series 1999 A, Unlimited Tax CAB GO Bonds (INS-AGM) (a)(b)	0.00%	09/01/2020	1,925	1,756,332
Anaheim (City of) Public Financing Authority (Anaheim Public Improvements); Series 1997 C, Sub. Lease RB (INS-AGM) (a)	6.00%	09/01/2016	2,110	2,187,416
Anaheim (City of) Public Financing Authority (Electric System Distribution Facilities); Series 2011 A, RB	5.38%	10/01/2036	2,500	2,935,000
Arcadia Unified School District (Election of 2006); Series 2007 A, Unlimited Tax GO Bonds (INS-AGM) (a)	5.00%	08/01/2037	1,500	1,569,285
Bakersfield (City of); Series 2007 A, Wastewater RB (c)(d)	5.00%	09/15/2017	2,215	2,386,574
Bay Area Governments Association (California Capital); Series 2001 A, Lease RB (INS-AMBAC) (a)	5.25%	07/01/2017	1,040	1,065,584
Bay Area Toll Authority (San Francisco Bay Area);
Series 2008 F-1, Toll Bridge RB (c)(d)(e)	5.00%	04/01/2018	1,250	1,369,575
Series 2008 F-1, Toll Bridge RB (c)(d)	5.00%	04/01/2018	2,500	2,739,150
Series 2009 F-1, Toll Bridge RB (c)(d)(e)	5.13%	04/01/2019	1,500	1,702,515
Series 2009 F-1, Toll Bridge RB (c)(d)(e)	5.25%	04/01/2019	4,685	5,336,684
Series 2009 F-1, Toll Bridge RB (c)(d)(e)	5.25%	04/01/2019	5,205	5,929,016
Bay Area Water Supply & Conservation Agency; Series 2013 A, RB	5.00%	10/01/2034	1,500	1,749,885
Beverly Hills Unified School District (Election of 2008);
Series 2009, Unlimited Tax CAB GO Bonds (b)	0.00%	08/01/2026	1,465	1,118,454
Series 2009, Unlimited Tax CAB GO Bonds (b)	0.00%	08/01/2032	3,045	1,792,257
Brea Olinda Unified School District; Series 2002 A, Ref. COP (INS-AGM) (a)	5.50%	08/01/2018	1,090	1,094,796
California (State of) (Green Bonds); Series 2014, Various Purpose Unlimited Tax GO Bonds	5.00%	10/01/2037	3,245	3,745,347
California (State of) Educational Facilities Authority (Claremont McKenna College); Series 2007, RB (e)	5.00%	01/01/2038	2,100	2,251,725
California (State of) Educational Facilities Authority (Pitzer College); Series 2009, RB	6.00%	04/01/2040	2,000	2,361,880
California (State of) Educational Facilities Authority (University of Southern California); Series 2009 B, RB (e)	5.25%	10/01/2039	1,800	2,004,390
California (State of) Health Facilities Financing Authority (Adventist Health System West); Series 2009 A, RB	5.75%	09/01/2039	500	569,390
California (State of) Health Facilities Financing Authority (Catholic Healthcare West);
Series 2009 A, RB	6.00%	07/01/2039	500	570,545
Series 2011 A, RB	5.25%	03/01/2041	2,500	2,754,125
California (State of) Health Facilities Financing Authority (Cedars Sinai Medical Center);
Series 2015, Ref. RB	5.00%	11/15/2031	1,300	1,544,543
Series 2015, Ref. RB	5.00%	11/15/2032	1,250	1,475,625
Series 2015, Ref. RB	5.00%	11/15/2033	1,000	1,176,950
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center); Series 2009, RB	5.00%	08/15/2039	1,050	1,160,429
California (State of) Health Facilities Financing Authority (Children’s Hospital Los Angeles); Series 2010, RB (INS-AGM) (a)	5.25%	07/01/2038	2,950	3,273,703
California (State of) Health Facilities Financing Authority (Kaiser Permanente); Series 2006 A, RB	5.25%	04/01/2039	2,000	2,021,520
California (State of) Health Facilities Financing Authority (Providence Health & Services);
Series 2008, RB (c)(d)	6.50%	10/01/2018	980	1,133,017
Series 2008, RB (c)(d)	6.50%	10/01/2018	20	23,123
California (State of) Health Facilities Financing Authority (Scripps Health); Series 2010 A, RB	5.00%	11/15/2036	4,000	4,483,640
California (State of) Health Facilities Financing Authority (St. Joseph Health System); Series 2013 A, RB	5.00%	07/01/2037	1,000	1,142,790
California (State of) Health Facilities Financing Authority (Stanford Hospital); Series 2008 A-2, Ref. RB	5.25%	11/15/2040	2,000	2,329,160
California (State of) Health Facilities Financing Authority (Sutter Health); Series 2011 B, RB	5.50%	08/15/2026	1,000	1,186,180
California (State of) Municipal Finance Authority (American Heritage Education Foundation); Series 2006 A, Education RB	5.25%	06/01/2026	1,000	1,005,960

See accompanying notes which are an integral part of this schedule.

Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)

California (State of) Municipal Finance Authority (Caritas Affordable Housing, Inc.);
Series 2014 A, Sr. Mobile Home Park RB	5.25%	08/15/2039	$1,200	$1,346,820
Series 2014 A, Sr. Mobile Home Park RB	5.25%	08/15/2049	1,420	1,588,440
California (State of) Municipal Finance Authority (Caritas Projects); Series 2012 A, Sr. Mobile Home Park RB	5.50%	08/15/2047	1,500	1,671,450
California (State of) Municipal Finance Authority (Community Hospitals of Central California Obligated Group);
Series 2007, COP (c)(d)	5.00%	02/01/2017	985	1,035,718
Series 2007, COP	5.00%	02/01/2020	1,400	1,458,744
Series 2007, COP (c)(d)	5.25%	02/01/2017	205	216,152
Series 2007, COP	5.25%	02/01/2037	295	303,729
California (State of) Municipal Finance Authority (Eisenhower Medical Center);
Series 2010 A, RB	5.50%	07/01/2030	1,000	1,088,230
Series 2010 A, RB	5.75%	07/01/2040	1,500	1,641,465
California (State of) Municipal Finance Authority (Emerson College); Series 2011, RB	5.75%	01/01/2033	1,315	1,519,509
California (State of) Municipal Finance Authority (Touro College and University System); Series 2014 A, RB	5.25%	01/01/2034	620	675,558
California (State of) Municipal Finance Authority (University of La Verne); Series 2010 A, RB	6.13%	06/01/2030	1,000	1,147,190
California (State of) Pollution Control Finance Authority; Series 2012, Water Furnishing RB (f)(g)	5.00%	07/01/2037	3,000	3,201,630
California (State of) Pollution Control Financing Authority (Waste Management Inc.); Series 2015 B-1, Ref. Solid Waste Disposal RB (f)	3.00%	11/01/2025	1,500	1,521,900
California (State of) Public Works Board (Various Capital); Series 2011 A, Lease RB	5.13%	10/01/2031	2,000	2,313,960
California (State of) Public Works Board (Various Correctional Facilities); Series 2014 A, Lease RB	5.00%	09/01/2039	3,000	3,433,890
California (State of) Public Works Board (Various State Universities); Series 2013 H, Lease RB	5.00%	09/01/2038	1,000	1,131,470
California (State of) School Finance Authority (Alliance for College-Ready Public Schools); Series 2013 A, School Facility RB	6.30%	07/01/2043	840	951,636
California (State of) School Finance Authority (Alliance For College-Ready Public Schools); Series 2015, School Facility RB (g)	5.00%	07/01/2045	615	633,874
California (State of) School Finance Authority (Green Dot Public Schools); Series 2015 A, School Facility RB (g)	5.00%	08/01/2045	1,500	1,558,185
California (State of) School Finance Authority (KIPP LA); Series 2015 A, Facilities RB (g)	5.00%	07/01/2045	500	529,710
California (State of) Statewide Communities Development Authority (Adventist Health System);
Series 2015, Ref. RB	5.00%	03/01/2033	775	878,315
Series 2015, Ref. RB	5.00%	03/01/2045	2,315	2,574,928
California (State of) Statewide Communities Development Authority (Alliance for College-Ready Public Schools); Series 2012, School Facility RB	6.10%	07/01/2032	820	888,339
California (State of) Statewide Communities Development Authority (American Baptist Homes of the West); Series 2010, RB	6.25%	10/01/2039	2,000	2,205,920
California (State of) Statewide Communities Development Authority (California Baptist University);
Series 2007 A, RB	5.40%	11/01/2027	1,785	1,855,186
Series 2014 A, RB	5.13%	11/01/2023	715	766,859
California (State of) Statewide Communities Development Authority (Cottage Health System Obligated Group); Series 2010, RB	5.25%	11/01/2030	1,675	1,899,383
California (State of) Statewide Communities Development Authority (Henry Mayo Newhall Memorial Hospital); Series 2014 A, RB (INS-AGM) (a)	5.25%	10/01/2043	600	675,054
California (State of) Statewide Communities Development Authority (Huntington Memorial Hospital); Series 2014 B, Ref. RB	5.00%	07/01/2044	750	834,255
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center); Series 2014, RB	5.50%	12/01/2054	1,500	1,592,925
California (State of) Statewide Communities Development Authority (Methodist Hospital); Series 2009, RB (c)(d)	6.75%	08/01/2019	445	522,216
California (State of) Statewide Communities Development Authority (Southern California Presbyterian Homes);
Series 2009, Senior Living RB (g)	6.25%	11/15/2019	1,650	1,805,941
Series 2009, Senior Living RB (g)	7.25%	11/15/2041	500	580,675
California (State of) Statewide Communities Development Authority (Terraces at San Joaquin Garden); Series 2012, RB	5.63%	10/01/2032	1,000	1,065,350

See accompanying notes which are an integral part of this schedule.

Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)

California (State of) Statewide Communities Development Authority (University of California - Irvine East Campus Apartments); Series 2012, Ref. Student Housing RB	5.38%	05/15/2038	$2,000	$2,248,740
California (State of) Statewide Finance Authority (Pooled Tobacco Securitization); Series 2006 A, Tobacco Settlement CAB Turbo RB (b)	0.00%	06/01/2046	8,000	854,160
California (State of);
Series 2009, Various Purpose Unlimited Tax GO Bonds	5.75%	04/01/2031	5,000	5,771,900
Series 2009, Various Purpose Unlimited Tax GO Bonds	6.00%	11/01/2035	1,750	2,091,442
Series 2009, Various Purpose Unlimited Tax GO Bonds	6.00%	04/01/2038	1,250	1,457,238
Series 2010, Unlimited Tax GO Bonds	5.25%	11/01/2040	3,000	3,498,990
Series 2011, Various Purpose Unlimited Tax GO Bonds	5.00%	09/01/2032	2,450	2,803,045
Series 2011, Various Purpose Unlimited Tax GO Bonds	5.00%	10/01/2041	2,500	2,821,425
Series 2012, Ref. Unlimited Tax GO Bonds	5.25%	02/01/2030	1,000	1,172,510
Series 2015, Unlimited Tax GO Bonds	5.00%	08/01/2045	1,000	1,149,540
California County Tobacco Securitization Agency (Gold Country Settlement Funding Corp.); Series 2006, Tobacco Settlement Asset-Backed CAB RB (b)	0.00%	06/01/2033	1,710	564,830
California Infrastructure & Economic Development Bank (Academy Motion Picture Arts and Sciences Obligated Group);
Series 2015, Ref. RB	5.00%	11/01/2035	1,000	1,139,270
Series 2015, Ref. RB	5.00%	11/01/2041	4,265	4,833,269
California Infrastructure & Economic Development Bank (Broad Museum); Series 2011 A, RB	5.00%	06/01/2021	2,000	2,380,660
California State University;
Series 2009 A, Systemwide RB (INS-AGC) (a)	5.25%	11/01/2038	1,000	1,126,690
Series 2012 A, Systemwide RB (e)	5.00%	11/01/2037	6,750	7,628,243
Chino Basin Regional Financing Authority (Inland Empire Utilities Agency); Series 2008 A, RB (INS-AMBAC) (a)	5.00%	11/01/2033	725	774,960
Clovis Unified School District (Election of 2004); Series 2004 A, Unlimited Tax CAB GO Bonds (INS-NATL) (a)(b)	0.00%	08/01/2029	735	488,246
Desert Community College District (Election of 2004); Series 2007 C, Unlimited Tax GO Bonds (INS-AGM) (a)	5.00%	08/01/2037	2,500	2,650,300
East Bay Municipal Utility District; Series 2010 A, Ref. Sub. Water System RB	5.00%	06/01/2036	2,000	2,287,820
Eden (Township of) Healthcare District; Series 2010, COP	6.13%	06/01/2034	1,000	1,071,670
El Monte Union High School District (Election of 2008); Series 2009 A, Unlimited Tax GO Bonds (INS-AGC) (a)	5.50%	06/01/2034	1,000	1,122,440
El Segundo Unified School District (Election of 2008); Series 2009 A, Unlimited Tax CAB GO Bonds (b)	0.00%	08/01/2033	4,430	2,198,387
Emeryville (City of) Public Financing Authority (Alameda County);
Series 2014 A, Ref. Tax Allocation RB (INS-AGM) (a)	5.00%	09/01/2032	445	512,676
Series 2014 A, Ref. Tax Allocation RB (INS-AGM) (a)	5.00%	09/01/2033	385	441,953
Series 2014 A, Ref. Tax Allocation RB (INS-AGM) (a)	5.00%	09/01/2034	500	572,725
Fairfield (City of) Community Facilities District No. 3 (North Cordelia General Improvements); Series 2008, Special Tax RB	6.00%	09/01/2032	1,800	1,978,776
Fontana (City of) Public Financing Authority (North Fontana Redevelopment); Series 2003 A, Tax Allocation RB (INS-AMBAC) (a)	5.38%	09/01/2025	1,500	1,503,495
Fontana (City of) Redevelopment Agency (Downtown Redevelopment); Series 2000, Ref. Tax Allocation RB (INS-NATL) (a)	5.00%	09/01/2021	1,480	1,482,753
Foothill-Eastern Transportation Corridor Agency; Series 2015, Ref. CAB Toll Road RB (INS-AGM) (a)(b)	0.00%	01/15/2035	2,745	1,238,517
Fremont Community Facilities District No. 1 (Pacific Commons);
Series 2015, Ref. Special Tax RB	5.00%	09/01/2035	815	902,205
Series 2015, Ref. Special Tax RB	5.00%	09/01/2045	905	991,219
Fullerton (City of) Community Facilities District No. 1 (Amerige Heights);
Series 2012, Ref. Special Tax RB	5.00%	09/01/2026	1,960	2,226,560
Series 2012, Ref. Special Tax RB	5.00%	09/01/2032	1,090	1,203,382
Gilroy Unified School District (Election of 2008);
Series 2009 A, Unlimited Tax CAB GO Bonds (b)(d)	0.00%	08/01/2029	615	435,254
Series 2009 A, Unlimited Tax CAB GO Bonds (b)(d)	0.00%	08/01/2031	2,235	1,471,546
Series 2009 A, Unlimited Tax CAB GO Bonds (INS-AGC) (a)(b)	0.00%	08/01/2029	4,735	2,948,674
Series 2009 A, Unlimited Tax CAB GO Bonds (INS-AGC) (a)(b)	0.00%	08/01/2031	1,415	791,155

See accompanying notes which are an integral part of this schedule.

Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)

Glendora (City of) Public Finance Authority; Series 2003 A, Project No. One Tax Allocation RB (INS-NATL) (a)	5.00%	09/01/2024	$2,425	$2,434,676
Golden State Tobacco Securitization Corp.;
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	4.50%	06/01/2027	2,740	2,703,942
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2033	3,440	3,138,174
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.13%	06/01/2047	2,000	1,703,880
Series 2013 A, Enhanced Tobacco Settlement Asset-Backed RB	5.00%	06/01/2030	2,000	2,300,280
Series 2015 A, Ref. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2040	695	785,857
Inglewood (City of) Redevelopment Agency (Merged Redevelopment); Series 1998 A, Ref. Tax Allocation RB (INS-AMBAC) (a)	5.25%	05/01/2023	1,000	1,099,650
Inland Empire Tobacco Securitization Authority;
Series 2007 A, Tobacco Settlement RB	4.63%	06/01/2021	1,725	1,711,942
Series 2007 C-1, Asset-Backed Tobacco Settlement CAB RB (b)	0.00%	06/01/2036	5,000	1,066,400
Irvine (City of) Community Facilities District No. 2013-3 (Great Park Improvement Area No. 1) ;
Series 2014, Special Tax RB	5.00%	09/01/2044	445	476,884
Series 2014, Special Tax RB	5.00%	09/01/2049	445	476,884
Irvine Unified School District (Community Facilities District No. 06-1- Portola Springs); Series 2010, Special Tax RB	6.70%	09/01/2035	515	591,812
Irvine Unified School District; Series 2015, Ref. Special Tax RB	5.00%	09/01/2038	3,500	3,982,895
Kern (County of) (Capital Improvments); Series 2009 A, COP (INS-AGC) (a)	5.75%	08/01/2035	1,000	1,122,360
Kern (County of) Water Agency Improvement District No. 4; Series 2008 A, Water Revenue COP (INS-AGC) (a)	5.00%	05/01/2028	1,700	1,844,568
Lodi (City of); Series 2007 A, Wastewater System Revenue COP (INS-AGM) (a)	5.00%	10/01/2037	1,000	1,063,040
Long Beach (City of) Bond Finance Authority (Aquarium of the Pacific); Series 2012, Ref. RB	5.00%	11/01/2029	2,000	2,254,720
Long Beach (City of) Bond Finance Authority (Natural Gas Purchase); Series 2007 A, RB	5.50%	11/15/2032	1,105	1,352,288
Long Beach (City of) Financing Authority; Series 1992, RB (INS-AMBAC) (a)	6.00%	11/01/2017	6,570	6,810,988
Long Beach (City of);
Series 2010 A, Sr. Airport RB	5.00%	06/01/2040	2,500	2,798,275
Series 2015, Marina System RB	5.00%	05/15/2045	1,615	1,761,044
Los Angeles (City of) Community Facilities District No. 4 (Playa Vista - Phase 1); Series 2014, Ref. Special Tax RB	5.00%	09/01/2031	600	678,426
Los Angeles (City of) Department of Airports (Los Angeles International Airport);
Series 2010 A, Sr. RB	5.00%	05/15/2035	2,500	2,840,050
Series 2010 B, Sub. RB	5.00%	05/15/2040	1,000	1,129,610
Series 2013, RB (f)	5.00%	05/15/2043	3,000	3,336,810
Los Angeles (City of) Department of Airports; Series 2015 C, Ref. Sub. RB	5.00%	05/15/2038	1,000	1,146,770
Los Angeles (City of) Department of Water & Power;
Series 2011 A, Power System RB (e)	5.00%	07/01/2022	1,800	2,151,828
Series 2011 A, Water System RB	5.25%	07/01/2039	1,500	1,728,345
Subseries 2006 A-1, Water System RB (INS-AMBAC) (a)	5.00%	07/01/2036	1,485	1,524,189
Subseries 2007 A-1, Power System RB (INS-AMBAC) (a)	5.00%	07/01/2037	1,000	1,062,950
Subseries 2008 A-1, Power System RB	5.25%	07/01/2038	2,000	2,193,020
Los Angeles (City of) Harbor Department; Series 2014 A, Ref. RB (f)	5.00%	08/01/2036	1,000	1,136,920
Los Angeles Community College District (Election of 2003); Series 2008 F-1, Unlimited Tax GO Bonds (c)(d)(e)	5.00%	08/01/2018	2,000	2,215,780
Los Angeles County Schools Regionalized Business Services Corp. (Los Angeles County Schools Pooled Financing Program); Series 1999 A, CAB COP (INS-AMBAC) (a)(b)	0.00%	08/01/2024	1,265	987,117
Los Angeles Unified School District (Election of 2004);
Series 2007 H, Unlimited Tax GO Bonds (INS-AGM) (a)	5.00%	07/01/2032	1,000	1,060,010
Series 2009 I, Unlimited Tax GO Bonds (INS-AGC) (a)	5.00%	01/01/2034	3,000	3,372,540
M-S-R Energy Authority; Series 2009 B, Gas RB	6.13%	11/01/2029	1,600	2,065,776
Menifee Union School District (Election of 2008); Series 2009 C, Unlimited Tax CAB GO Bonds (INS-AGC) (a)(b)	0.00%	08/01/2035	940	407,885
Montclair (City of) Redevelopment Agency (Montclair Redevelopment Project No. V); Series 2001, Ref. Tax Allocation RB (INS-NATL) (a)	5.00%	10/01/2020	1,120	1,122,744
Montebello Unified School District (Election of 2004); Series 2009 A-1, Unlimited Tax GO Bonds (INS-AGC) (a)	5.25%	08/01/2034	1,000	1,116,010
Moorpark Unified School District (Election of 2008); Series 2009 A, Unlimited Tax CAB GO Bonds (INS-AGC) (a)(b)	0.00%	08/01/2031	840	446,090

See accompanying notes which are an integral part of this schedule.

Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)

Morongo Band of Mission Indians (The) (Enterprise Casino); Series 2008 B, RB (g)	6.50%	03/01/2028	$1,000	$1,102,430
National City (City of) Community Development Commission (National City Redevelopment); Series 2011, Tax Allocation RB	7.00%	08/01/2032	1,500	1,880,145
Norco (City of) Financing Authority; Series 2009, Ref. Enterprise RB (INS-AGM) (a)	5.63%	10/01/2034	1,000	1,126,380
Oakland Unified School District (County of Alameda, California); Series 2015 A, Unlimited Tax GO Bonds	5.00%	08/01/2040	1,070	1,187,668
Orange (County of) Community Facilities District No. 2015-1 (Esencia Village);
Series 2015 A, Special Tax RB	5.00%	08/15/2035	125	135,166
Series 2015 A, Special Tax RB	5.25%	08/15/2045	615	675,270
Palomar Pomerado Health; Series 2009, COP	6.75%	11/01/2039	2,000	2,213,280
Panama-Buena Vista Union School District (School Construction); Series 2006, COP (c)(d)	5.00%	09/01/2016	1,045	1,081,826
Paramount Unified School District (Election of 2006); Series 2007, Unlimited Tax GO Bonds (c)(d)	5.25%	08/01/2017	1,600	1,722,640
Pittsburg Unified School District (Election of 2006); Series 2009 B, Unlimited Tax GO Bonds (c)(d)	5.50%	08/01/2018	1,000	1,121,380
Pomona (City of) Public Financing Authority (Merged Redevelopment);
Series 2001 AD, Tax Allocation RB (INS-NATL) (a)	5.00%	02/01/2016	1,110	1,113,929
Series 2007 AW, Sub. RB	5.13%	02/01/2033	1,075	1,075,699
Port Hueneme (City of) (Capital Improvement Program); Series 1992, Ref. COP (INS-NATL) (a)	6.00%	04/01/2019	840	905,705
Rancho Cordova (City of) Community Facilities District No. 2003-1 (Sunridge Anatolia); Series 2012, Ref. Special Tax RB	5.00%	09/01/2027	1,000	1,117,930
Rancho Cucamonga (City of) Redevelopment Agency (Rancho Redevelopment Housing Set Aside) Series 2007 A, Tax Allocation RB (INS-NATL) (a)	5.00%	09/01/2034	1,000	1,059,400
Redding (City of) Redevelopment Agency (Canby-Hilltop-Cypress Redevelopment); Series 2003 A, Tax Allocation RB (INS-NATL) (a)	5.00%	09/01/2023	1,400	1,405,306
Regents of the University of California;
Series 2009 E, Medical Center Pooled RB	5.50%	05/15/2027	2,500	2,687,625
Series 2009 O, General RB (c)(d)(e)	5.75%	05/15/2019	705	817,328
Series 2009 O, General RB (c)(d)(e)	5.75%	05/15/2019	1,050	1,217,297
Series 2009 Q, General RB (e)(h)	5.00%	05/15/2034	920	979,340
Riverside (City of);
Series 2008 B, Water RB (INS-AGM) (a)	5.00%	10/01/2033	1,000	1,100,110
Series 2008 D, Electric RB (INS-AGM) (a)	5.00%	10/01/2038	1,800	1,961,784
Riverside (County of) Community Facilities District No. 07-2 (Clinton Keith); Series 2015, Special Tax Bonds	5.00%	09/01/2044	1,000	1,039,910
Riverside (County of) Transportation Commission; Series 2010 A, Limited Sales Tax RB	5.00%	06/01/2032	1,500	1,718,670
Romoland School District Community Facilities No. 2004-1; Series 2015, Ref. Special Tax Bonds	5.00%	09/01/2038	1,000	1,066,440
Sacramento (County of) Sanitation Districts Financing Authority (Sacramento Regional County Sanitation District); Series 2006, RB (c)(d)	5.00%	06/01/2016	2,000	2,047,740
Sacramento (County of);
Series 2008 A, Sr. Airport System RB (INS-AGM) (a)	5.00%	07/01/2032	1,000	1,083,540
Series 2008 A, Sr. Airport System RB (INS-AGM) (a)	5.00%	07/01/2041	1,015	1,099,793
Series 2010, Sr. Airport System RB	5.00%	07/01/2040	2,200	2,476,012
San Buenaventura (City of) (Community Memorial Health System); Series 2011, RB	7.50%	12/01/2041	2,000	2,435,200
San Clemente (City of) (Community Facilities District 2006-1);
Series 2015, Special Tax RB	5.00%	09/01/2040	380	407,960
Series 2015, Special Tax RB	5.00%	09/01/2046	710	759,686
San Diego (City of) Public Facilities Financing Authority (Southcrest & Central Imperial Redevelopment); Series 2007 B, Pooled Financing Tax Allocation RB (INS-AGC) (a)	5.25%	10/01/2027	2,535	2,628,212
San Diego (City of) Public Facilities Financing Authority; Subseries 2012 A, Ref. Water RB	5.00%	08/01/2032	2,215	2,570,862
San Diego (County of) Regional Transportation Commission; Series 2014 A, Sales & Use Tax RB (e)	5.00%	04/01/2048	2,980	3,390,674
San Diego Community College District (Election of 2002); Series 2009, Unlimited Tax GO Bonds (e)	5.25%	08/01/2033	1,500	1,708,290
San Diego Community College District (Election of 2006); Series 2011, Unlimited Tax GO Bonds	5.00%	08/01/2031	2,500	2,923,775
San Francisco (City & County of) Airport Commission (San Francisco International Airport);
Series 2009 E, Second Series RB	6.00%	05/01/2039	1,000	1,154,520
Series 2011 C, Ref. Second Series RB (f)	5.00%	05/01/2023	5,000	5,726,300
Series 2011 G, Second Series RB	5.25%	05/01/2028	2,000	2,365,740
San Francisco (City & County of) Public Utilities Commission (Water System Improvement Program); Subseries 2011 A, Water RB	5.00%	11/01/2036	4,000	4,674,120
San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay North Redevelopment); Series 2011 C, Tax Allocation RB	6.75%	08/01/2041	1,000	1,207,950

See accompanying notes which are an integral part of this schedule.

Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)

San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay South Redevelopment); Series 2011 D, Tax Allocation RB	7.00%	08/01/2033	$500	$601,120
San Francisco (City & County of) Successor Agency to the Redevelopment Agency (Mission Bay South Redevelopment); Series 2014 A, Tax Allocation RB	5.00%	08/01/2043	1,060	1,164,654
San Francisco (City & County of) Successor Agency to the Redevelopment Agency Community Facilities District No. 6 (Mission Bay South Public Improvements); Series 2013 A, Ref. Special Tax RB	5.00%	08/01/2033	500	545,255
San Francisco (City of) Bay Area Rapid Transit District;
Series 2012 A, RB	5.00%	07/01/2036	1,000	1,148,270
Series 2015 A, Ref. RB	5.00%	07/01/2032	1,500	1,798,050
San Joaquin Hills Transportation Corridor Agency; Series 2014 B, Ref. Jr. Toll Road RB	5.25%	01/15/2044	2,000	2,160,880
San Jose Evergreen Community College District (Election of 2004); Series 2008 B, Unlimited Tax CAB GO Bonds (INS-AGM) (a)(b)	0.00%	09/01/2031	3,110	1,752,361
San Luis Obispo (County of) Financing Authority (Lopez Dam Improvement); Series 2011 A, Ref. RB (INS-AGM) (a)	5.00%	08/01/2030	1,500	1,669,335
Santa Clara (County of) Financing Authority (Multiple Facilities); Series 2008 L, Ref. Lease RB	5.25%	05/15/2036	3,000	3,260,040
Santa Margarita Water District (Community Facilities District No. 2013-1);
Series 2013, Special Tax RB	5.63%	09/01/2036	1,000	1,113,440
Series 2013, Special Tax RB	5.63%	09/01/2043	1,000	1,106,870
Santaluz Community Facilities District No. 2 (Improvement Area No. 1);
Series 2011 A, Ref. Special Tax RB	5.00%	09/01/2028	825	910,932
Series 2011 A, Ref. Special Tax RB	5.00%	09/01/2029	715	786,836
Series 2011 A, Ref. Special Tax RB	5.10%	09/01/2030	465	512,193
Sierra View Local Health Care District; Series 2007, RB (c)(d)	5.25%	07/01/2017	1,500	1,608,825
Silicon Valley Tobacco Securitization Authority (Santa Clara); Series 2007 A, Tobacco Settlement CAB Turbo RB (b)	0.00%	06/01/2036	3,000	759,900
Simi Valley Unified School District (Election of 2004);
Series 2007 C, Unlimited Tax CAB GO Bonds (INS-AGM) (a)(b)	0.00%	08/01/2028	3,480	2,280,896
Series 2007 C, Unlimited Tax CAB GO Bonds (INS-AGM) (a)(b)	0.00%	08/01/2030	2,765	1,579,202
South Orange (County of) Public Financing Authority (Ladera Ranch); Series 2014 A, Ref. Sr. Lien Special Tax RB	5.00%	08/15/2034	895	1,003,331
Southern California Metropolitan Water District; Series 2009 B, Ref. RB (e)	5.00%	07/01/2027	8,585	9,664,049
Southern California Public Power Authority (Milford Wind Corridor Phase II);
Series 2011 1, RB (e)	5.25%	07/01/2031	2,100	2,435,517
Series 2011-1, RB (e)	5.25%	07/01/2029	2,100	2,462,040
Southern California Tobacco Securitization Authority (San Diego County Tobacco Asset Securitization Corp.); Series 2006 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.13%	06/01/2046	3,840	3,452,582
Temecula (City of) Redevelopment Agency (Temecula Redevelopment Project No. 1); Series 2002, Tax Allocation RB (INS-NATL) (a)	5.13%	08/01/2027	2,150	2,165,759
Tustin (City of) Public Financing Authority; Series 2011 A, Water RB	5.00%	04/01/2041	1,000	1,101,530
Tustin Unified School District (Community Facilities District No. 97-1); Series 2015, Ref. Special Tax RB	5.00%	09/01/2038	3,000	3,347,940
Val Verde Unified School District; Series 2009 A, Ref. COP (INS-AGC) (a)	5.13%	03/01/2036	1,475	1,616,836
Walnut (City of) Energy Center Authority; Series 2010 A, Ref. RB	5.00%	01/01/2035	3,000	3,348,900
West Contra Costa Unified School District; Series 2005, Unlimited Tax CAB GO Bonds (INS-NATL) (a)(b)	0.00%	08/01/2025	2,500	1,862,550
Western Riverside (County of) Water & Wastewater Financing Authority (Eastern Municipal Water District Improvement); Series 2009, RB (INS-AGC) (a)	5.63%	09/01/2039	1,000	1,124,220
Whittier (City of) (Presbyterian Intercommunity Hospital, Inc.); Series 2014, Health Facility RB	5.00%	06/01/2044	1,500	1,656,690
Yosemite Community College District (Election of 2004); Series 2008 C, Unlimited Tax CAB GO Bonds (INS-AGM) (a)(b)	0.00%	08/01/2024	4,685	3,703,024
				398,217,955

Guam–1.40%

Guam (Territory of) (Section 30);
Series 2009 A, Limited Obligation RB	5.38%	12/01/2024	1,000	1,107,950
Series 2009 A, Limited Obligation RB	5.63%	12/01/2029	660	730,666
Guam (Territory of) International Airport Authority; Series 2013 C, General RB (f)	6.25%	10/01/2034	1,000	1,164,270

See accompanying notes which are an integral part of this schedule.

Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Guam–(continued)

Guam (Territory of) Waterworks Authority; Series 2014 A, Ref. Water & Wastewater System RB	5.00%	07/01/2035	$765	$840,513
Guam (Territory of); Series 2011 A, Business Privilege Tax RB	5.13%	01/01/2042	1,500	1,629,105
				5,472,504

Puerto Rico–1.01%

Puerto Rico (Commonwealth of) Public Buildings Authority; Series 2002 D, RB (c)(d)	5.45%	07/01/2017	3,680	3,956,736

Virgin Islands–1.83%

Virgin Islands (Government of) Port Authority;
Series 2014 A, Ref. Marine RB (f)	5.00%	09/01/2029	1,645	1,834,817
Series 2014 A, Ref. RB (f)	5.00%	09/01/2033	1,500	1,642,230
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note - Diageo); Series 2009 A, Sub. RB	6.63%	10/01/2029	1,675	1,874,995
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2010 A, Sr. Lien RB	5.00%	10/01/2025	1,600	1,778,784
				7,130,826
TOTAL INVESTMENTS(i)–106.21% (Cost $374,454,903)				414,778,021
FLOATING RATE NOTE OBLIGATIONS–(7.97)%
Notes with interest and fee rates ranging from 0.54% to 0.75% at 11/30/2015 and contractual maturities of collateral ranging from 07/01/2022 to 04/01/2048 (See Note 1D)(j)				(31,105,000)
OTHER ASSETS LESS LIABILITIES–1.76%				6,845,824
NET ASSETS–100.00%				$390,518,845

Investment Abbreviations:

AGC	—	Assured Guaranty Corp.	Jr.	—	Junior

AGM	—	Assured Guaranty Municipal Corp.	NATL	—	National Public Finance Guarantee Corp.

AMBAC	—	American Municipal Bond Assurance Corp.	RB	—	Revenue Bonds

CAB	—	Capital Appreciation Bonds	Ref.	—	Refunding

COP	—	Certificates of Participation	Sr.	—	Senior

GO	—	General Obligation	Sub.	—	Subordinated

INS	—	Insurer

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.

(b)	Zero coupon bond issued at a discount.

(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.

(d)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.

(e)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1D.

(f)	Security subject to the alternative minimum tax.

(g)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at November 30, 2015 was $9,412,445, which represented 2.41% of the Fund’s Net Assets.

(h)	Security is subject to a shortfall agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the inverse floater. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $615,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(i)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percentage
Assured Guaranty Municipal Corp.	8.6%
(j)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at November 30, 2015. At November 30, 2015, the Fund’s investments with a value of $53,264,291 are held by TOB Trusts and serve as collateral for the $31,105,000 in the floating rate note obligations outstanding at that date.

See accompanying notes which are an integral part of this schedule.

Invesco California Tax-Free Income Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2015

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

Invesco California Tax-Free Income Fund

D.	Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

Invesco California Tax-Free Income Fund

D.	Floating Rate Note Obligations – (continued)

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

E.	Other Risks – The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of November 30, 2015, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 3 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended November 30, 2015 was $28,874,505 and $9,602,922, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$40,783,656
Aggregate unrealized (depreciation) of investment securities	(148,101)
Net unrealized appreciation of investment securities	$40,635,555
Cost of investments for tax purposes is $374,142,466.

Invesco California Tax-Free Income Fund

Invesco Core Plus Bond Fund Quarterly Schedule of Portfolio Holdings November 30, 2015

invesco.com/us	CPB-QTR-1 11/15	Invesco Advisers, Inc.

Schedule of Investments(a)

November 30, 2015

(Unaudited)

	Principal Amount	Value

U.S. Dollar Denominated Bonds and Notes–49.25%

Advertising–0.00%

Lamar Media Corp., Sr. Unsec. Gtd. Sub. Global Notes, 5.00%, 05/01/2023	$33,000	$33,289

Aerospace & Defense–0.27%

Aerojet Rocketdyne Holdings, Inc., Sec. Gtd. Second Lien Global Notes, 7.13%, 03/15/2021	109,000	114,041
Bombardier Inc. (Canada), Sr. Unsec. Notes, 7.50%, 03/15/2018(b)	20,000	20,025
7.50%, 03/15/2025(b)	323,000	241,442
7.75%, 03/15/2020(b)	83,000	73,663
DigitalGlobe Inc., Sr. Unsec. Gtd. Notes, 5.25%, 02/01/2021(b)	61,000	52,613
Huntington Ingalls Industries Inc., Sr. Unsec. Gtd. Notes, 5.00%, 11/15/2025(b)	26,000	26,455
KLX Inc., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2022(b)	106,000	103,217
L-3 Communications Corp., Sr. Unsec. Gtd. Global Notes, 3.95%, 05/28/2024	1,540,000	1,466,356
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2022(b)	100,000	102,000
Orbital ATK Inc., Sr. Unsec. Gtd. Notes, 5.50%, 10/01/2023(b)	90,000	92,813
TransDigm Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.50%, 10/15/2020	130,000	128,862
Sr. Unsec. Gtd. Sub. Notes, 6.50%, 05/15/2025(b)	229,000	225,565
		2,647,052

Agricultural & Farm Machinery–0.01%

Titan International Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.88%, 10/01/2020	109,000	88,154

Agricultural Products–0.21%

Bunge Ltd. Finance Corp., Sr. Unsec. Gtd. Global Notes, 3.50%, 11/24/2020	2,024,000	2,032,957

Airlines–0.93%

Air Canada (Canada), Sr. Unsec. Gtd. Notes, 7.75%, 04/15/2021(b)	160,000	166,800
American Airlines Pass Through Trust, Series 2015-2, Class B, Sec. Third Lien Pass Through Ctfs., 4.40%, 09/22/2023	2,246,000	2,237,578

	Principal Amount	Value

Airlines–(continued)

Continental Airlines Pass Through Trust, Series 2009-1, Sr. Sec. First Lien Pass Through Ctfs., 9.00%, 07/08/2016	$962,806	$1,001,438
Series 2012-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 4.15%, 04/11/2024	438,477	454,919
LATAM Airlines Group S.A. Pass Through Trust (Chile), Series 2015-1, Class A, Sec. Pass Through Ctfs., 4.20%, 11/15/2027(b)	5,651,000	5,324,841
US Airways Pass Through Trust, Series 2012-1, Class B, Sec. Second Lien Pass Through Ctfs., 8.00%, 10/01/2019	8,348	9,177
		9,194,753

Alternative Carriers–0.07%

EarthLink Holdings Corp., Sr. Sec. Gtd. First Lien Global Notes, 7.38%, 06/01/2020	186,000	192,975
Level 3 Communications, Inc., Sr. Unsec. Global Notes, 5.75%, 12/01/2022	125,000	127,187
Level 3 Financing, Inc., Sr. Unsec. Gtd. Notes, 5.13%, 05/01/2023(b)	45,000	45,113
5.38%, 01/15/2024(b)	281,000	282,756
5.38%, 05/01/2025(b)	65,000	64,350
		712,381

Apparel Retail–0.09%

Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(b)	122,000	107,207
L Brands, Inc., Sr. Unsec. Gtd. Notes, 6.88%, 11/01/2035(b)	673,000	693,190
Men’s Wearhouse, Inc. (The), Sr. Unsec. Gtd. Global Notes, 7.00%, 07/01/2022	104,000	81,380
		881,777

Apparel, Accessories & Luxury Goods–0.00%

William Carter Co. (The), Sr. Unsec. Gtd. Global Notes, 5.25%, 08/15/2021	41,000	42,281

Application Software–0.01%

SS&C Technologies Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 07/15/2023(b)	58,000	60,610

See accompanying notes which are an integral part of this schedule.

                                 Invesco Core Plus Bond Fund

	Principal Amount	Value

Asset Management & Custody Banks–0.88%

Affiliated Managers Group, Inc., Sr. Unsec. Global Notes, 4.25%, 02/15/2024	$2,865,000	$2,938,109
Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/2024(b)	965,000	968,236
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 5.00%, 06/15/2044(b)	2,645,000	2,729,614
Carlyle Holdings II Finance LLC, Sr. Sec. Gtd. Notes, 5.63%, 03/30/2043(b)	1,545,000	1,645,302
DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Sec. Second Lien Notes, 8.13%, 06/15/2021(b)	123,000	111,315
First Data Corp., Sr. Sec. First Lien Notes, 5.00%, 01/15/2024(b)	80,000	80,200
Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(b)	215,000	217,956
		8,690,732

Auto Parts & Equipment–0.05%

CTP Transportation Products LLC/CTP Finance Inc., Sr. Sec. Notes, 8.25%, 12/15/2019(b)	170,000	180,200
Dana Holding Corp., Sr. Unsec. Notes, 5.38%, 09/15/2021	128,000	130,720
5.50%, 12/15/2024	24,000	24,180
Tenneco Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 12/15/2024	110,000	113,025
		448,125

Automobile Manufacturers–0.74%

Ford Motor Credit Co. LLC, Sr. Unsec. Global Notes, 3.16%, 08/04/2020	3,345,000	3,353,523
General Motors Co., Sr. Unsec. Global Notes, 3.50%, 10/02/2018	2,355,000	2,393,269
General Motors Financial Co., Inc., Sr. Unsec. Gtd. Notes, 3.15%, 01/15/2020	1,565,000	1,544,958
		7,291,750

Automotive Retail–0.44%

AutoNation, Inc., Sr. Unsec. Gtd. Global Notes, 4.50%, 10/01/2025	4,164,000	4,267,496
CST Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2023	127,000	127,000
		4,394,496

Biotechnology–1.13%

Celgene Corp., Sr. Unsec. Global Notes, 3.88%, 08/15/2025	2,097,000	2,094,713

	Principal Amount	Value

Biotechnology–(continued)

Gilead Sciences, Inc., Sr. Unsec. Global Notes, 3.25%, 09/01/2022	$1,201,000	$1,217,879
3.65%, 03/01/2026	4,768,000	4,805,241
4.40%, 12/01/2021	2,794,000	3,038,130
		11,155,963

Broadcasting–0.06%

Clear Channel Worldwide Holdings Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	75,000	73,500
iHeartCommunications, Inc., Sr. Sec. Gtd. First Lien Global Notes, 10.63%, 03/15/2023	110,000	77,275
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	121,000	125,538
Sinclair Television Group Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	110,000	108,075
TEGNA, Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 10/15/2023	86,000	91,375
Tribune Media Co., Sr. Unsec. Gtd. Notes, 5.88%, 07/15/2022(b)	95,000	95,356
		571,119

Building Products–0.30%

Allegion PLC, Sr. Unsec. Gtd. Notes, 5.88%, 09/15/2023	100,000	104,625
Builders FirstSource, Inc., Sr. Sec. First Lien Notes, 7.63%, 06/01/2021(b)	215,000	228,706
Sr. Unsec. Gtd. Notes, 10.75%, 08/15/2023(b)	102,000	104,678
Building Materials Corp. of America, Sr. Unsec. Notes, 5.38%, 11/15/2024(b)	215,000	217,956
6.00%, 10/15/2025(b)	1,874,000	1,944,275
Building Materials Holding Corp., Sr. Sec. Notes, 9.00%, 09/15/2018(b)	126,000	133,560
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/2021	220,000	225,500
Hardwoods Acquisition, Inc., Sr. Sec. Gtd. First Lien Notes, 7.50%, 08/01/2021(b)	35,000	31,019
NCI Building Systems, Inc., Sr. Unsec. Gtd. Notes, 8.25%, 01/15/2023(b)	20,000	21,450
		3,011,769

Cable & Satellite–1.57%

Altice Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.75%, 05/15/2022(b)	300,000	280,875
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 09/30/2022	35,000	35,263
Sr. Unsec. Gtd. Notes, 5.13%, 05/01/2023(b)	431,000	428,845
5.38%, 05/01/2025(b)	55,000	54,725

See accompanying notes which are an integral part of this schedule.

                                 Invesco Core Plus Bond Fund

	Principal Amount	Value

Cable & Satellite–(continued)

CCO Safari II, LLC, Sr. Sec. First Lien Notes, 6.83%, 10/23/2055(b)	$2,464,000	$2,554,192
Sr. Sec. Gtd. First Lien Notes, 4.46%, 07/23/2022(b)	2,000,000	2,023,542
4.91%, 07/23/2025(b)	6,659,000	6,750,545
CCOH Safari LLC, Sr. Unsec. Notes, 5.75%, 02/15/2026(b)	150,000	151,500
Cox Communications, Inc., Sr. Unsec. Notes, 8.38%, 03/01/2039(b)	1,220,000	1,381,462
9.38%, 01/15/2019(b)	25,000	29,440
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.13%, 05/01/2020	207,000	204,413
5.88%, 11/15/2024	265,000	237,837

Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds, 5.50%, 08/01/2023	234,000	176,085
6.63%, 12/15/2022	70,000	42,700
Numericable-SFR S.A. (France), Sr. Sec. Gtd. First Lien Bonds, 6.00%, 05/15/2022(b)	256,000	254,080
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. First Lien Bonds, 5.00%, 01/15/2025(b)	200,000	196,020
VTR Finance B.V. (Chile), Sr. Sec. First Lien Notes, 6.88%, 01/15/2024(b)	250,000	240,625
REGS, Sr. Sec. First Lien Euro Notes, 6.88%, 01/15/2024(b)	450,000	433,485
		15,475,634

Casinos & Gaming–0.04%

Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/15/2023	223,000	234,986
MGM Resorts International, Sr. Unsec. Gtd. Notes, 6.00%, 03/15/2023	30,000	29,963
7.75%, 03/15/2022	110,000	118,525
Mohegan Tribal Gaming Authority, Sr. Unsec. Gtd. Notes, 9.75%, 09/01/2021(b)	30,000	30,825
		414,299

Catalog Retail–0.60%

QVC, Inc., Sr. Sec. Gtd. First Lien Global Notes, 4.45%, 02/15/2025	2,800,000	2,634,495
4.85%, 04/01/2024	1,736,000	1,684,049
5.45%, 08/15/2034	1,815,000	1,588,399
		5,906,943

	Principal Amount	Value

Commercial Printing–0.02%

Multi-Color Corp., Sr. Unsec. Gtd. Notes, 6.13%, 12/01/2022(b)	$226,000	$226,565

Communications Equipment–0.01%

Hughes Satellite Systems Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	59,000	63,868

Computer & Electronics Retail–0.01%

Rent-A-Center, Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 05/01/2021	179,000	141,186

Construction & Engineering–0.04%

AECOM, Sr. Unsec. Gtd. Global Notes, 5.75%, 10/15/2022	250,000	258,961
Odebrecht Finance Ltd. (Brazil), REGS, Sr. Unsec. Gtd. Euro Notes, 5.25%, 06/27/2029(b)	200,000	116,000
		374,961

Construction Machinery & Heavy Trucks–0.69%

Allied Specialty Vehicles, Inc., Sr. Sec. Notes, 8.50%, 11/01/2019(b)	277,000	293,620
Caterpillar Inc., Sr. Unsec. Global Notes, 3.90%, 05/27/2021	5,366,000	5,701,657
Commercial Vehicle Group Inc., Sec. Gtd. Second Lien Global Notes, 7.88%, 04/15/2019	192,000	193,920
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	59,000	54,427
6.75%, 06/15/2021	94,000	92,355
Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/2021	245,000	175,175
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/2022	237,000	240,555
5.38%, 03/01/2025	60,000	60,000
		6,811,709

Construction Materials–0.02%

CPG Merger Sub LLC, Sr. Unsec. Gtd. Notes, 8.00%, 10/01/2021(b)	30,000	29,963
Unifrax I LLC/Unifrax Holding Co., Sr. Unsec. Gtd. Notes, 7.50%, 02/15/2019 (Acquired 01/31/2013-03/27/2013; Cost $172,806) (b)	170,000	161,500
		191,463

Consumer Finance–1.17%

Ally Financial Inc., Sr. Unsec. Global Notes, 4.13%, 03/30/2020	3,525,000	3,573,469
4.63%, 03/30/2025	1,813,000	1,813,000
5.13%, 09/30/2024	274,000	284,960
Unsec. Sub. Global Notes, 5.75%, 11/20/2025	39,000	39,293

See accompanying notes which are an integral part of this schedule.

                                 Invesco Core Plus Bond Fund

	Principal Amount	Value

Consumer Finance–(continued)

Credit Acceptance Corp., Sr. Unsec. Gtd. Notes, 7.38%, 03/15/2023(b)	$62,000	$62,930
Navient Corp., Sr. Unsec. Medium-Term Global Notes, 6.25%, 01/25/2016	355,000	356,553
Synchrony Financial, Sr. Unsec. Global Notes, 4.50%, 07/23/2025	5,430,000	5,466,530
		11,596,735

Department Stores–0.57%

Kohl’s Corp., Sr. Unsec. Global Notes, 5.55%, 07/17/2045	5,857,000	5,600,337

Distillers & Vintners–0.24%

Constellation Brands Inc., Sr. Unsec. Gtd. Notes, 3.88%, 11/15/2019	2,275,000	2,360,312

Diversified Banks–6.89%

Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander (Mexico), Unsec. Sub. Notes, 5.95%, 01/30/2024(b)	200,000	208,625
Bank of America Corp., Series X, Jr. Unsec. Sub. Notes, 6.25% (c)	1,645,000	1,675,844
Series Z, Jr. Unsec. Sub. Notes, 6.50% (c)	3,360,000	3,561,600
BBVA Bancomer S.A. (Mexico), Sr. Unsec. Notes, 4.38%, 04/10/2024(b)	1,385,000	1,392,350
Unsec. Sub. Notes, 6.75%, 09/30/2022(b)	600,000	664,120
Citigroup Inc., Unsec. Sub. Global Notes, 5.50%, 09/13/2025	2,970,000	3,269,787
Unsec. Sub. Notes, 4.45%, 09/29/2027	5,555,000	5,570,923
Series Q, Jr. Unsec. Sub. Global Notes, 5.95% (c)	2,300,000	2,288,500
Series R, Jr. Unsec. Sub. Global Notes, 6.13% (c)	4,110,000	4,192,200
Corp. Andina de Fomento (Supranational), Sr. Unsec. Global Notes, 4.38%, 06/15/2022	310,000	331,927
Crédit Agricole S.A. (France), Unsec. Sub. Notes, 4.38%, 03/17/2025(b)	5,620,000	5,529,940
Eurasian Development Bank (Supranational), Sr. Unsec. Notes, 5.00%, 09/26/2020(b)	2,096,000	2,110,410

	Principal Amount	Value

Diversified Banks–(continued)

HBOS PLC (United Kingdom), Unsec. Sub. Medium-Term Global Notes, 6.75%, 05/21/2018(b)	$1,360,000	$1,488,933
HSBC Holdings PLC (United Kingdom), Sr. Unsec. Global Notes, 4.00%, 03/30/2022	1,050,000	1,109,244
Industrial & Commercial Bank of China Ltd. (China), Unsec. Sub. Notes, 4.88%, 09/21/2025(b)	200,000	203,370
ING Groep N.V. (Netherlands), Jr. Unsec. Sub. Global Notes, 6.50% (c)	2,710,000	2,669,350
Intesa Sanpaolo S.p.A. (Italy), Sr. Unsec. Gtd. Notes, 3.88%, 01/15/2019	2,840,000	2,953,192
Itaú Unibanco Holding S.A. (Brazil), Sr. Unsec. Notes, 2.85%, 05/26/2018(b)	3,760,000	3,554,890
JPMorgan Chase & Co., Series R, Jr. Unsec. Sub. Global Notes, 6.00% (c)	2,980,000	3,017,250
KEB Hana Bank (South Korea), Sr. Unsec. Notes, 4.25%, 06/14/2017(b)	700,000	724,422
Unsec. Sub. Notes, 4.38%, 09/30/2024(b)	990,000	1,010,822
Nordea Bank AB (Sweden), Jr. Unsec. Sub. Notes, 5.50% (b)(c)	2,140,000	2,129,300
Societe Generale S.A. (France), Jr. Unsec. Sub. Bonds, 7.88% (b)(c)	1,309,000	1,328,635
Unsec. Sub. Notes, 4.25%, 04/14/2025(b)	3,175,000	3,065,743
4.75%, 11/24/2025(b)	6,010,000	5,945,047
Standard Chartered PLC (United Kingdom), Unsec. Sub. Notes, 5.70%, 03/26/2044(b)	960,000	997,989
VTB Bank OJSC Via VTB Capital S.A. (Russia), REGS, Unsec. Sub. Euro Bonds, 6.95%, 10/17/2022(b)	200,000	196,437
Wells Fargo & Co., Unsec. Sub. Global Notes, 5.38%, 11/02/2043	3,500,000	3,805,855
Series U, Jr. Unsec. Sub. Global Notes, 5.88% (c)	2,835,000	3,001,556
		67,998,261

Diversified Capital Markets–1.29%

Credit Suisse Group Funding (Guernsey) Ltd. (Switzerland), Sr. Unsec. Gtd. Notes, 3.75%, 03/26/2025(b)	1,965,000	1,925,828
4.88%, 05/15/2045(b)	5,640,000	5,675,718

See accompanying notes which are an integral part of this schedule.

                                 Invesco Core Plus Bond Fund

	Principal Amount	Value

Diversified Capital Markets–(continued)

UBS Group Funding (Jersey) Ltd. (Switzerland), Sr. Unsec. Gtd. Notes, 4.13%, 09/24/2025(b)	$5,105,000	$5,148,665
		12,750,211

Diversified Chemicals–0.59%

Chemours Co. (The), Sr. Unsec. Notes, 6.63%, 05/15/2023(b)	75,000	56,907
OCP S.A. (Morocco), Sr. Unsec. Notes, 4.50%, 10/22/2025(b)	2,302,000	2,167,218
Solvay Finance America LLC (Belgium), Sr. Unsec. Gtd. Notes, 3.40%, 12/03/2020(b)	1,827,000	1,826,744
4.45%, 12/03/2025(b)	1,822,000	1,827,229
		5,878,098

Diversified Metals & Mining–1.34%

Anglo American Capital PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 3.63%, 05/14/2020(b)	1,283,000	1,061,682
4.13%, 04/15/2021(b)	5,776,000	4,771,236
Compass Minerals International, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 07/15/2024(b)	59,000	57,525
HudBay Minerals, Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 9.50%, 10/01/2020	25,000	19,375
Lundin Mining Corp. (Canada), Sr. Sec. Gtd. First Lien Notes, 7.88%, 11/01/2022(b)	2,160,000	2,068,200
MMC Norilsk Nickel OJSC via MMC Finance Ltd. (Russia), Sr. Unsec. Notes, 6.63%, 10/14/2022(b)	295,000	305,511
Rio Tinto Finance USA Ltd. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 7.13%, 07/15/2028	565,000	687,720
Teck Resources Ltd. (Canada), Sr. Unsec. Gtd. Global Notes, 5.20%, 03/01/2042	1,817,000	863,075
Sr. Unsec. Gtd. Notes, 4.50%, 01/15/2021	5,960,000	3,367,400
		13,201,724

Diversified Real Estate Activities–0.08%

Brookfield Asset Management Inc. (Canada), Sr. Unsec. Notes, 4.00%, 01/15/2025	785,000	785,686

Diversified REIT’s–0.84%

Select Income REIT, Sr. Unsec. Global Notes, 4.50%, 02/01/2025	1,570,000	1,476,627
Trust F/1401 (Mexico), Sr. Unsec. Notes, 5.25%,01/30/2026(b)	1,682,000	1,670,277

	Principal Amount	Value

Diversified REIT’s–(continued)

W.P. Carey Inc., Sr. Unsec. Notes, 4.00%, 02/01/2025	$5,375,000	$5,163,840
		8,310,744

Electric Utilities–1.36%

Appalachian Power Co., Sr. Unsec. Notes, 4.45%, 06/01/2045	2,679,000	2,608,994
Duke Energy Carolinas, LLC, Sr. Sec. First Mortgage Bonds, 3.90%, 06/15/2021	4,379,000	4,674,690
Electricite de France S.A. (France), Jr. Unsec. Sub. Notes, 5.63% (b)(c)	1,535,000	1,496,932
Hrvatska elektroprivreda d.d. (Croatia), Sr. Unsec. Notes, 5.88%, 10/23/2022(b)	291,000	299,148
Majapahit Holding B.V. (Indonesia), REGS, Sr. Unsec. Gtd. Euro Notes, 7.75%, 01/20/2020(b)	200,000	225,500
Potomac Electric Power Co., Sr. Sec. First Mortgage Bonds, 4.15%, 03/15/2043	2,650,000	2,622,937
Southern Power Co., Sr. Unsec. Global Notes, 4.15%, 12/01/2025	1,490,000	1,501,839
		13,430,040

Electrical Components & Equipment–0.04%

EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(b)	203,000	203,761
Sensata Technologies B.V., Sr. Unsec. Gtd. Notes, 4.88%, 10/15/2023(b)	100,000	97,000
5.00%, 10/01/2025(b)	60,000	57,300
		358,061

Environmental & Facilities Services–0.02%

ADS Waste Holdings, Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/2020	158,000	164,320

Food Retail–0.13%

Whole Foods Market, Inc., Sr. Unsec. Notes, 5.20%,12/03/2025(b)	1,301,000	1,305,124

Forest Products–0.02%

Norbord Inc. (Canada), Sr. Sec. First Lien Notes, 5.38%, 12/01/2020(b)	89,000	90,113
Sr. Sec. Gtd. First Lien Notes, 6.25%, 04/15/2023(b)	120,000	120,300
		210,413

See accompanying notes which are an integral part of this schedule.

                                 Invesco Core Plus Bond Fund

	Principal Amount	Value

Gas Utilities–0.02%

Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/2021	$120,000	$109,200
6.75%, 01/15/2022	30,000	27,300
Sr. Unsec. Gtd. Notes, 6.75%, 06/15/2023(b)	65,000	58,500
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	40,000	38,000
		233,000

General Merchandise Stores–0.27%

Dollar General Corp., Sr. Unsec. Global Notes, 4.15%, 11/01/2025	2,532,000	2,503,888
Dollar Tree, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 03/01/2023(b)	134,000	139,863
		2,643,751

Gold–0.11%

Kinross Gold Corp. (Canada), Sr. Unsec. Gtd. Global Notes, 5.95%, 03/15/2024	1,365,000	1,106,503

Health Care Equipment–0.21%

Becton, Dickinson and Co., Sr. Unsec. Global Bonds, 4.88%, 05/15/2044	1,989,000	2,035,999

Health Care Facilities–0.28%

Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2023	224,000	221,200
Amsurg Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 07/15/2022	100,000	98,750
Community Health Systems, Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2022	94,737	92,369
HCA Holdings, Inc., Sr. Unsec. Notes, 6.25%, 02/15/2021	130,000	138,450
HCA, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.88%, 03/15/2022	186,000	199,427
6.50%, 02/15/2020	675,000	747,141
Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	240,000	244,800
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025	130,000	129,187
5.88%, 02/15/2026	70,000	71,400
HealthSouth Corp., Sr. Unsec. Gtd. Notes, 5.75%, 09/15/2025(b)	58,000	55,825
Surgical Care Affiliates, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 04/01/2023(b)	214,000	211,860
Tenet Healthcare Corp., Sr. Unsec. Global Notes, 6.75%, 02/01/2020	40,000	39,300
6.75%, 06/15/2023	53,000	49,953
8.13%, 04/01/2022	438,000	440,737
		2,740,399

	Principal Amount	Value

Health Care REIT’s–0.72%

HCP, Inc., Sr. Unsec. Global Notes, 4.00%, 12/01/2022	$2,835,000	$2,849,138
4.25%, 11/15/2023	1,305,000	1,320,969
Senior Housing Properties Trust, Sr. Unsec. Notes, 6.75%, 12/15/2021	2,550,000	2,893,905
		7,064,012

Health Care Services–0.62%

Laboratory Corp. of America Holdings, Sr. Unsec. Notes, 3.60%, 02/01/2025	3,974,000	3,874,364
4.70%, 02/01/2045	2,261,000	2,078,455
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 6.63%, 04/01/2022(b)	169,000	170,690
		6,123,509

Home Improvement Retail–0.03%

Hillman Group Inc. (The), Sr. Unsec. Notes, 6.38%, 07/15/2022(b)	312,000	279,240

Homebuilding–0.39%

Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/2021(b)	301,000	281,811
AV Homes, Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 07/01/2019	40,000	39,950
Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/2021	281,000	269,760
CalAtlantic Group Inc., Sr. Unsec. Gtd. Notes, 5.38%, 10/01/2022	177,000	180,540
K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. First Lien Notes, 7.25%, 10/15/2020(b)	26,000	23,303
Sr. Unsec. Gtd. Notes, 7.00%, 01/15/2019(b)	165,000	123,750
8.00%, 11/01/2019(b)	225,000	165,656
KB Home, Sr. Unsec. Gtd. Notes, 7.00%, 12/15/2021	42,000	42,000
7.50%, 09/15/2022	20,000	20,400
Lennar Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 11/15/2022	60,000	60,000
Sr. Unsec. Gtd. Notes, 4.88%, 12/15/2023	564,000	568,230
MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/2043	1,470,000	1,192,352
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 06/01/2025	80,000	81,400
7.15%, 04/15/2020	55,000	58,850
Shea Homes L.P./Shea Homes Funding Corp., Sr. Unsec. Gtd. Notes, 5.88%, 04/01/2023(b)	24,000	24,930

See accompanying notes which are an integral part of this schedule.

                                 Invesco Core Plus Bond Fund

	Principal Amount	Value

Homebuilding–(continued)

Toll Brothers Finance Corp., Sr. Unsec. Gtd. Notes, 4.88%, 11/15/2025	$740,000	$736,300
		3,869,232

Hotel and Resort REIT’s–0.23%

Host Hotels & Resorts L.P., Series F, Sr. Unsec. Global Notes, 4.50%, 02/01/2026	2,280,000	2,284,081

Hotels, Resorts & Cruise Lines–0.14%

Choice Hotels International, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 07/01/2022	40,000	42,887
Wyndham Worldwide Corp., Sr. Unsec. Notes, 5.10%, 10/01/2025	1,305,000	1,334,432
		1,377,319

Household Products–0.07%

Central Garden & Pet Co., Sr. Unsec. Gtd. Notes, 6.13%, 11/15/2023	48,000	48,960
Reynolds Group Issuer Inc./LLC (New Zealand), Sr. Sec. Gtd. First Lien Global Notes, 5.75%, 10/15/2020	147,000	151,226
Sr. Unsec. Gtd. Global Notes, 8.25%, 02/15/2021	350,000	352,625
Springs Industries, Inc., Sr. Sec. Global Notes, 6.25%, 06/01/2021	188,000	188,940
		741,751

Housewares & Specialties–0.33%

Jarden Corp., Sr. Unsec. Gtd. Notes, 5.00%, 11/15/2023(b)	28,000	28,875

Tupperware Brands Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 06/01/2021	3,157,000	3,251,371
		3,280,246

Hypermarkets & Super Centers–0.02%

Cencosud S.A. (Chile), REGS, Sr. Unsec. Gtd. Euro Notes, 4.88%, 01/20/2023(b)	200,000	196,161

Independent Power Producers & Energy Traders–0.08%

AES Corp., Sr. Unsec. Global Notes, 7.38%, 07/01/2021	66,000	68,310
Sr. Unsec. Notes, 5.50%, 04/15/2025	200,000	180,000
Calpine Corp., Sr. Sec. Gtd. First Lien Notes, 5.88%, 01/15/2024(b)	11,000	11,385
Sr. Unsec. Global Notes, 5.38%, 01/15/2023	58,000	54,520
5.50%, 02/01/2024	102,000	95,880

	Principal Amount	Value

Independent Power Producers & Energy Traders–(continued)

Israel Electric Corp. Ltd. (Israel), Series 6, Sr. Sec. Euro Bonds, 5.00%, 11/12/2024(b)	$325,000	$337,226
		747,321

Industrial Conglomerates–0.04%

ALFA, S.A.B. de C.V. (Mexico), REGS, Sr. Unsec. Euro Notes, 5.25%, 03/25/2024(b)	400,000	414,000

Industrial Machinery–0.41%

Ingersoll-Rand Luxembourg Finance S.A., Sr. Unsec. Gtd. Global Notes, 4.65%, 11/01/2044	1,321,000	1,275,677
Optimas OE Solutions Holding, LLC/Optimas OE Solutions, Inc., Sr. Sec. Notes, 8.63%, 06/01/2021(b)	126,000	119,385
Valmont Industries, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 10/01/2054	2,916,000	2,513,309
Waterjet Holdings, Inc., Sr. Sec. Gtd. Notes, 7.63%, 02/01/2020(b)	116,000	115,420
		4,023,791

Industrial REIT’s–0.19%

PLA Administradora Industrial, S. de R.L. de C.V. (Mexico), Sr. Unsec. Notes, 5.25%, 11/10/2022(b)	1,896,000	1,895,407

Integrated Oil & Gas–0.10%

Ecopetrol S.A. (Colombia), Sr. Unsec. Global Notes, 4.13%, 01/16/2025	500,000	429,375
5.38%, 06/26/2026	153,000	139,804
Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 6.50%, 06/02/2041	100,000	94,939
State Oil Co. of the Azerbaijan Republic (Azerbaijan), Sr. Unsec. Medium-Term Euro Notes, 4.75%, 03/13/2023	380,000	337,818
		1,001,936

Integrated Telecommunication Services–1.35%

AT&T Inc., Sr. Unsec. Global Notes, 3.40%, 05/15/2025	1,567,000	1,522,700
4.75%, 05/15/2046	2,287,000	2,149,412
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Sr. Unsec. Gtd. Notes, 4.45%, 04/01/2024	1,090,000	1,131,598
Frontier Communications Corp., Sr. Unsec. Notes, 8.88%, 09/15/2020(b)	58,000	58,435
11.00%, 09/15/2025(b)	100,000	98,500

See accompanying notes which are an integral part of this schedule.

                                 Invesco Core Plus Bond Fund

	Principal Amount	Value

Integrated Telecommunication Services–(continued)

GCI, Inc., Sr. Unsec. Global Notes, 6.88%, 04/15/2025	$70,000	$72,100
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds, 6.84%, 04/28/2023	135,000	139,388
Sr. Unsec. Gtd. Global Notes, 6.38%, 03/01/2025	152,000	152,190
6.63%, 04/01/2023	194,000	199,820
Sr. Unsec. Gtd. Notes, 6.50%, 01/15/2026	70,000	70,175
Telecom Italia S.p.A. (Italy), Sr. Unsec. Notes, 5.30%, 05/30/2024(b)	540,000	548,100
Verizon Communications Inc., Sr. Unsec. Global Notes, 4.52%, 09/15/2048	4,812,000	4,418,876
5.01%, 08/21/2054	1,698,000	1,595,805
5.15%, 09/15/2023	665,000	743,577
6.40%, 09/15/2033	342,000	400,917
		13,301,593

Internet Software & Services–0.45%

Alibaba Group Holding Ltd. (China), Sr. Unsec. Gtd. Notes, 3.13%, 11/28/2021(b)	2,207,000	2,164,265
Tencent Holdings Ltd. (China), Sr. Unsec. Notes, 3.38%, 05/02/2019(b)	2,255,000	2,304,440
		4,468,705

Investment Banking & Brokerage–0.87%

Cantor Fitzgerald, L.P., Unsec. Notes, 6.50%, 06/17/2022(b)	1,896,000	1,979,708
Charles Schwab Corp. (The), Series A, Jr. Unsec. Sub. Notes, 7.00% (c)	1,315,000	1,518,825
Stifel Financial Corp., Sr. Unsec. Notes, 3.50%, 12/01/2020	5,120,000	5,100,844
		8,599,377

Leisure Facilities–0.01%

Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 06/01/2024	55,000	55,825

Leisure Products–0.04%

Party City Holdings Inc., Sr. Unsec. Gtd. Notes, 6.13%, 08/15/2023(b)	102,000	97,920

Vista Outdoor Inc., Sr. Unsec. Gtd. Notes, 5.88%, 10/01/2023(b)	242,000	251,378
		349,298

	Principal Amount	Value

Life & Health Insurance–1.09%

Forethought Financial Group, Inc., Sr. Unsec. Notes, 8.63%, 04/15/2021(b)	$50,000	$57,315
MetLife, Inc., Sr. Unsec. Global Notes, 4.13%, 08/13/2042	2,200,000	2,112,828
Series C, Jr. Unsec. Sub. Global Notes, 5.25% (c)	3,605,000	3,636,544
Nationwide Financial Services, Inc., Sr. Unsec. Notes, 5.38%, 03/25/2021(b)	735,000	811,259
Prudential Financial, Inc., Jr. Unsec. Sub. Global Notes, 8.88%, 06/15/2038	1,640,000	1,875,750
TIAA Asset Management Finance Co. LLC, Sr. Unsec. Notes, 4.13%, 11/01/2024(b)	2,235,000	2,266,086
		10,759,782

Life Sciences Tools & Services–0.00%

Quintiles Transnational Corp., Sr. Unsec. Gtd. Notes, 4.88%, 05/15/2023(b)	30,000	30,300

Managed Health Care–0.66%

Molina Healthcare, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 11/15/2022(b)	70,000	70,700
UnitedHealth Group Inc., Sr. Unsec. Global Notes, 3.75%, 07/15/2025	6,261,000	6,497,672
		6,568,372

Marine–0.03%

Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. First Lien Mortgage Notes, 8.13%, 11/15/2021 (Acquired 10/29/2013-07/16/2015; Cost $318,485) (b)	318,000	298,920

Marine Ports & Services–0.02%

PT Pelabuhan Indonesia II (Indonesia), Sr. Unsec. Notes, 4.25%, 05/05/2025(b)	200,000	181,000

Metal & Glass Containers–0.05%

Berry Plastics Corp., Sec. Gtd. Second Lien Notes, 5.50%, 05/15/2022	144,000	145,980
6.00%, 10/15/2022(b)	68,000	70,465
Coveris Holding Corp., Sr. Unsec. Gtd. Notes, 10.00%, 06/01/2018(b)	102,000	100,470
Owens-Brockway Glass Container, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 01/15/2022(b)	25,000	24,937
5.88%, 08/15/2023(b)	49,000	51,144
6.38%, 08/15/2025(b)	74,000	77,330
		470,326

See accompanying notes which are an integral part of this schedule.

                                 Invesco Core Plus Bond Fund

	Principal Amount	Value

Movies & Entertainment–0.23%

Mediacom Broadband LLC/Corp., Sr. Unsec. Gtd. Global Notes, 5.50%, 04/15/2021	$146,000	$142,715
Time Warner, Inc., Sr. Unsec. Gtd. Global Deb., 5.35%, 12/15/2043	2,100,000	2,173,657
		2,316,372

Multi-Line Insurance–0.21%

Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 4.95%, 04/22/2044(b)	2,185,000	2,115,946

Multi-Sector Holdings–0.43%

BNSF Railway Co. Pass Through Trust, Series 2015-1, Sr. Sec. First Lien Pass-Through Ctfs., 3.44%, 06/16/2028(b)	4,201,000	4,081,967

SUAM Finance B.V. (Colombia), Sr. Unsec. Gtd. Notes, 4.88%,04/17/2024(b)	200,000	205,710
		4,287,677

Multi-Utilities–0.20%

Enable Midstream Partners L.P., Sr. Unsec. Notes, 3.90%, 05/15/2024(b)	2,525,000	1,965,112

Office REIT’s–0.13%

Piedmont Operating Partnership L.P., Sr. Unsec. Gtd. Global Notes, 4.45%, 03/15/2024	1,290,000	1,298,994

Office Services & Supplies–0.52%

Pitney Bowes Inc., Sr. Unsec. Global Notes, 4.63%, 03/15/2024	1,070,000	1,059,557
Steelcase, Inc., Sr. Unsec. Global Bonds, 6.38%, 02/15/2021	3,730,000	4,109,527
		5,169,084

Oil & Gas Drilling–0.11%

Rowan Cos., Inc., Sr. Unsec. Gtd. Notes, 5.85%, 01/15/2044	1,490,000	1,058,864

Oil & Gas Equipment & Services–0.70%

Bristow Group, Inc., Sr. Unsec. Gtd. Notes, 6.25%, 10/15/2022	42,000	36,960
Petrofac Ltd. (United Kingdom), Sr. Unsec. Gtd. Notes, 3.40%, 10/10/2018(b)	7,020,000	6,874,335
		6,911,295

Oil & Gas Exploration & Production–0.55%

Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 11/01/2021	119,000	109,480
6.00%, 12/01/2020	91,000	87,133

	Principal Amount	Value

Oil & Gas Exploration & Production–(continued)

Carrizo Oil & Gas, Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/15/2023	$195,000	$180,862
Sr. Unsec. Gtd. Notes, 7.50%, 09/15/2020	4,000	3,940
Chaparral Energy, Inc., Sr. Unsec. Gtd. Global Notes, 9.88%, 10/01/2020	137,000	34,935
Concho Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 10/01/2022	61,000	59,628
5.50%, 04/01/2023	368,000	360,640
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	148,000	93,240
Devon Energy Corp., Sr. Unsec. Global Notes, 2.25%, 12/15/2018	910,000	905,025
Gulfport Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.63%, 05/01/2023	79,000	72,285
Halcón Resources Corp., Sec. Gtd. Second Lien Notes, 8.63%, 02/01/2020(b)	59,000	46,758
KazMunayGas National Co. JSC (Kazakhstan), Sr. Unsec. Notes, 4.40%, 04/30/2023(b)	200,000	186,500
7.00%, 05/05/2020(b)	210,000	223,911
Laredo Petroleum, Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 05/01/2022	202,000	198,970
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Notes, 7.50%, 02/15/2022(b)	88,000	89,320
Pertamina Persero PT (Indonesia), REGS, Sr. Unsec. Medium-Term Euro Notes, 4.30%, 05/20/2023(b)	800,000	742,526
QEP Resources Inc., Sr. Unsec. Notes, 5.38%, 10/01/2022	140,000	126,350
Range Resources Corp., Sr. Unsec. Gtd. Sub. Global Notes, 5.00%, 03/15/2023	98,000	87,465
Sr. Unsec. Gtd. Sub. Notes, 5.00%, 08/15/2022	371,000	331,117
5.75%, 06/01/2021	28,000	26,355
Rice Energy Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 05/01/2022	32,000	27,360
Sr. Unsec. Gtd. Notes, 7.25%, 05/01/2023(b)	167,000	146,542

RSP Permian, Inc., Sr. Unsec. Gtd. Notes, 6.63%, 10/01/2022(b)	140,000	139,825
SM Energy Co., Sr. Unsec. Global Notes, 6.13%, 11/15/2022	164,000	157,850
6.50%, 11/15/2021	395,000	386,112
6.50%, 01/01/2023	68,000	65,620

See accompanying notes which are an integral part of this schedule.

                                 Invesco Core Plus Bond Fund

	Principal Amount	Value

Oil & Gas Exploration & Production–(continued)

Whiting Petroleum Corp., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/2019	$30,000	$28,275
5.75%, 03/15/2021	50,000	46,750
WPX Energy, Inc., Sr. Unsec. Notes, 7.50%, 08/01/2020	189,700	177,844
Zhaikmunai LLP (Kazakhstan), REGS, Sr. Unsec. Gtd. Euro Notes, 6.38%, 02/14/2019(b)	400,000	341,150
		5,483,768

Oil & Gas Refining & Marketing–0.06%

Reliance Industries Ltd. (India), REGS, Sr. Unsec. Euro Notes, 4.13%, 01/28/2025(b)	590,000	585,848

Oil & Gas Storage & Transportation–1.57%

Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.50%, 06/01/2027	123,000	103,628
Sr. Sec. Gtd. First Lien Notes, 7.50%, 10/15/2020	50,000	52,875
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Notes, 3.75%, 02/15/2025	1,594,000	1,515,295
EQT Midstream Partners L.P., Sr. Unsec. Gtd. Notes, 4.00%, 08/01/2024	2,255,000	1,970,604
Genesis Energy L.P./Genesis Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 05/15/2023	16,000	14,120
6.75%, 08/01/2022	134,000	126,295
Kinder Morgan Inc., Sr. Unsec. Gtd. Notes, 5.30%, 12/01/2034	815,000	624,588
MarkWest Energy Partners, L.P./MarkWest Energy Finance Corp., Sr. Unsec. Gtd. Notes, 4.88%, 06/01/2025	125,000	111,875
5.50%, 02/15/2023	194,000	184,300
Sabine Pass Liquefaction, LLC, Sr. Sec. First Lien Global Notes, 5.63%, 02/01/2021	200,000	193,000
Spectra Energy Partners, L.P., Sr. Unsec. Global Notes, 3.50%, 03/15/2025	3,053,000	2,810,564
4.50%, 03/15/2045	2,490,000	2,071,927
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Bonds, 5.25%, 05/01/2023	89,000	81,435
Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2021	94,000	94,470
Teekay Corp. (Bermuda), Sr. Unsec. Global Notes, 8.50%, 01/15/2020	35,000	34,650

	Principal Amount	Value

Oil & Gas Storage & Transportation–(continued)

Teekay Offshore Partners L.P./Teekay Offshore Finance Corp. (Bermuda), Sr. Unsec. Global Notes, 6.00%, 07/30/2019	$81,000	$64,901
Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 10/01/2020	133,000	136,990
Texas Eastern Transmission L.P., Sr. Unsec. Notes, 7.00%, 07/15/2032	255,000	301,757
Williams Partners L.P., Sr. Unsec. Global Notes, 4.00%, 09/15/2025	5,289,000	4,336,277
Williams Partners L.P./ACMP Finance Corp., Sr. Unsec. Global Notes, 4.88%, 05/15/2023	757,000	668,052
		15,497,603

Other Diversified Financial Services–0.66%

BOC Aviation Pte. Ltd. (Singapore), Sr. Unsec. Notes, 3.00%, 03/30/2020(b)	2,477,000	2,454,488
ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 3.80%, 11/01/2025(b)	1,904,000	1,904,286
Neuberger Berman Group LLC/Neuberger Berman Finance Corp., Sr. Unsec. Notes, 4.88%, 04/15/2045(b)	2,125,000	1,843,437
Power Sector Assets & Liabilities Management Corp. (Philippines), REGS, Sr. Unsec. Gtd. Euro Bond, 7.39%, 12/02/2024(b)	250,000	324,375
		6,526,586

Packaged Foods & Meats–1.23%

Chiquita Brands International Inc., Sr. Unsec. Conv. Notes, 4.25%, 08/15/2016	5,805,000	5,805,000
Diamond Foods Inc., Sr. Unsec. Gtd. Notes, 7.00%, 03/15/2019(b)	302,000	314,458
FAGE Dairy Industry S.A./FAGE USA Dairy Industry, Inc. (Greece), Sr. Unsec. Gtd. Notes, 9.88%, 02/01/2020(b)	200,000	208,050
Mead Johnson Nutrition Co., Sr. Unsec. Global Notes, 3.00%, 11/15/2020	1,313,000	1,316,204
4.13%, 11/15/2025	1,047,000	1,060,360
MHP S.A. (Ukraine), REGS, Sr. Unsec. Gtd. Euro Notes, 8.25%, 04/02/2020(b)	600,000	546,120
Smithfield Foods Inc., Sr. Unsec. Notes, 6.63%, 08/15/2022	2,687,000	2,861,655
WhiteWave Foods Co. (The), Sr. Unsec. Gtd. Notes, 5.38%, 10/01/2022	61,000	65,118
		12,176,965

See accompanying notes which are an integral part of this schedule.

                                 Invesco Core Plus Bond Fund

	Principal Amount	Value

Paper Packaging–0.24%

Graphic Packaging International Inc., Sr. Unsec. Gtd. Notes, 4.75%, 04/15/2021	$468,000	$480,285
4.88%, 11/15/2022	65,000	66,625
Klabin Finance S.A. (Brazil), Sr. Unsec. Gtd. Notes, 5.25%, 07/16/2024(b)	1,770,000	1,651,631
REGS, Sr. Unsec. Gtd. Euro Notes, 5.25%, 07/16/2024(b)	200,000	186,440
		2,384,981

Paper Products–0.45%

Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 4.50%, 02/01/2023	831,000	801,915
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025(b)	84,000	83,160
International Paper Co., Sr. Unsec. Global Notes, 5.15%, 05/15/2046	3,418,000	3,339,319
Mercer International Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 7.00%, 12/01/2019	122,000	126,270
PH Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/2020	64,000	64,480
		4,415,144

Personal Products–0.03%

Alphabet Holding Co., Inc., Sr. Unsec. Global PIK Notes, 8.50%, 11/01/2017(d)	344,000	336,690
Elizabeth Arden, Inc., Sr. Unsec. Global Notes, 7.38%, 03/15/2021	8,000	5,450
		342,140

Pharmaceuticals–1.39%

Actavis Funding SCS, Sr. Unsec. Gtd. Global Notes, 3.00%, 03/12/2020	3,024,000	3,069,362
Bayer US Finance LLC (Germany), Sr. Unsec. Gtd. Notes, 3.00%, 10/08/2021(b)	2,202,000	2,227,155
Bristol-Myers Squibb Co., Sr. Unsec. Deb., 6.88%, 08/01/2097	2,492,000	3,481,753
Concordia Healthcare Corp. (Canada), Sr. Unsec. Gtd. Notes, 7.00%, 04/15/2023(b)	178,000	154,860
Sr. Unsec. Notes, 9.50%, 10/21/2022(b)	50,000	49,000
Perrigo Finance PLC, Sr. Unsec. Gtd. Bonds, 3.90%, 12/15/2024	1,654,000	1,605,124
Valeant Pharmaceuticals International, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2023(b)	55,000	47,437
5.63%, 12/01/2021(b)	130,000	114,400
5.88%, 05/15/2023(b)	33,000	28,875
6.13%, 04/15/2025(b)	406,000	355,250
REGS, Sr. Unsec. Gtd. Euro Notes, 6.13%, 04/15/2025(b)	30,000	26,025

	Principal Amount	Value

Pharmaceuticals–(continued)

Zoetis, Inc., Sr. Unsec. Global Notes, 4.50%, 11/13/2025	$2,559,000	$2,602,485
		13,761,726

Property & Casualty Insurance–0.38%

Allstate Corp. (The), Unsec. Sub. Global Deb., 5.75%, 08/15/2053	2,085,000	2,168,400
Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/15/2037(b)	1,320,000	1,552,650
		3,721,050

Railroads–0.02%

Lima Metro Line 2 Finance Ltd. (Peru), Sr. Sec. First Lien Bonds, 5.88%, 07/05/2034(b)	200,000	201,000

Regional Banks–0.45%

Banco Internacional del Perú S.A.A. - Interbank (Peru), Unsec. Sub. Notes, 6.63%, 03/19/2029(b)	200,000	205,000
CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/2022	222,000	228,660
5.00%, 08/01/2023	170,000	173,400
Fifth Third Bancorp, Series J, Jr. Unsec. Sub. Bonds, 4.90% (c)	1,520,000	1,434,500
First Niagara Financial Group Inc., Unsec. Sub. Notes, 7.25%, 12/15/2021	650,000	768,449
SVB Financial Group, Sr. Unsec. Global Notes, 3.50%, 01/29/2025	1,455,000	1,399,845
Synovus Financial Corp., Sr. Unsec. Global Notes, 7.88%, 02/15/2019	185,000	208,125
		4,417,979

Reinsurance–0.18%

Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/2023	1,650,000	1,753,396

Renewable Electricity–0.12%

Oglethorpe Power Corp., Sr. Sec. First Mortgage Bonds, 4.55%, 06/01/2044	1,194,000	1,150,958

Residential REIT’s–0.22%

Essex Portfolio L.P., Sr. Unsec. Gtd. Global Notes, 3.63%, 08/15/2022	2,135,000	2,153,531

Restaurants–0.38%

1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 6.00%, 04/01/2022(b)	3,475,000	3,622,688

See accompanying notes which are an integral part of this schedule.

                                 Invesco Core Plus Bond Fund

	Principal Amount	Value

Restaurants–(continued)

Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	$155,000	$165,656
		3,788,344

Security & Alarm Services–0.16%

ADT Corp. (The), Sr. Unsec. Global Notes, 6.25%, 10/15/2021	50,000	52,688
Tyco International Finance S.A., Sr. Unsec. Gtd. Global Notes, 3.90%, 02/14/2026	1,460,000	1,498,586
		1,551,274

Semiconductor Equipment–0.01%

Amkor Technology Inc., Sr. Unsec. Global Notes, 6.38%, 10/01/2022	81,000	78,165

Semiconductors–0.24%

Micron Technology, Inc., Sr. Unsec. Gtd. Global Notes, 5.88%, 02/15/2022	140,000	140,700
NXP B.V./NXP Funding LLC (Netherlands), Sr. Unsec. Gtd. Notes, 5.75%, 03/15/2023(b)	2,120,000	2,199,500
		2,340,200

Soft Drinks–1.24%

Coca-Cola Bottling Co. Consolidated, Sr. Unsec. Global Notes, 3.80%, 11/25/2025	1,998,000	2,016,522
Coca-Cola Co. (The), Sr. Unsec. Global Notes, 3.30%, 09/01/2021	5,000,000	5,257,543
Corp. Lindley S.A. (Peru), REGS, Sr. Unsec. Euro Notes, 4.63%, 04/12/2023(b)	440,000	436,700
PepsiCo Inc., Sr. Unsec. Global Notes, 3.00%, 08/25/2021	4,378,000	4,506,766
		12,217,531

Sovereign Debt–0.57%

Argentina Bonar Bonds (Argentina), Series X, Sr. Unsec. Bonds, 7.00%, 04/17/2017	320,000	317,120
Dominican Republic International Bond (Dominican Repubic), Sr. Unsec. Bonds, 5.50%, 01/27/2025(b)	541,000	532,885
REGS, Sr. Unsec. Euro Bonds, 5.50%, 01/27/2025(b)	100,000	98,500
El Salvador Government International Bond (El Salvador), Unsec. Notes, 6.38%, 01/18/2027(b)	228,000	201,495
Guatemala Government Bond (Guatemala), Sr. Unsec. Bonds, 8.13%, 10/06/2019(b)(e)	100,000	130,000

	Principal Amount	Value

Sovereign Debt–(continued)

Honduras Government International Bond (Honduras), REGS, Sr. Unsec. Euro Notes, 7.50%, 03/15/2024(b)	$200,000	$213,315
Hungary Government International Bond (Hungary), Sr. Unsec. Global Notes, 5.38%, 03/25/2024	550,000	607,063
Ivory Coast Government International Bond (Ivory Coast), Sr. Unsec. Notes, 6.38%, 03/03/2028(b)	324,000	302,590
Jamaica Government International Bond (Jamaica), Sr. Unsec. Global Notes, 6.75%, 04/28/2028	252,000	255,150
Lebanon Government International Bond (Lebanon), REGS, Sr. Unsec. Euro Bonds, 6.00%, 01/27/2023(b)	500,000	481,780
Mexico Government International Bond (Mexico), Sr. Unsec. Global Notes, 4.60%, 01/23/2046	200,000	184,250
Panama Government International Bond (Panama), Sr. Unsec. Global Bonds, 4.00%, 09/22/2024	320,000	324,000
5.20%, 01/30/2020	400,000	434,500
Peruvian Government International Bond (Peru), Sr. Unsec. Global Bonds, 4.13%, 08/25/2027	299,000	298,626
Poland Government International Bond (Poland), Sr. Unsec. Global Notes, 4.00%, 01/22/2024	400,000	423,710
Romanian Government International Bond (Romania), Sr. Unsec. Notes, 4.88%, 01/22/2024(b)	200,000	217,249
Russian Foreign Bond (Russia), REGS, Sr. Unsec. Euro Bonds, 4.88%, 09/16/2023(b)	400,000	417,860
Uruguay Government International Bond (Uruguay), Sr. Unsec. Global Notes, 4.38%, 10/27/2027	223,000	221,885
		5,661,978

Specialized Consumer Services–0.02%

ServiceMaster Co., LLC (The), Sr. Unsec. Notes, 7.45%, 08/15/2027	191,000	195,059

Specialized Finance–1.08%

Air Lease Corp., Sr. Unsec. Global Notes, 3.88%, 04/01/2021	2,425,000	2,456,828
Aircastle Ltd., Sr. Unsec. Notes, 5.13%, 03/15/2021	55,000	57,406
5.50%, 02/15/2022	75,000	78,938
International Lease Finance Corp., Sr. Unsec. Global Notes, 5.88%, 08/15/2022	120,000	130,500
Sr. Unsec. Notes, 8.25%, 12/15/2020	146,000	174,653

See accompanying notes which are an integral part of this schedule.

                                 Invesco Core Plus Bond Fund

	Principal Amount	Value

Specialized Finance–(continued)

Moody’s Corp., Sr. Unsec. Global Notes, 2.75%, 07/15/2019	$1,470,000	$1,490,960
4.88%, 02/15/2024	4,595,000	4,937,288
5.25%, 07/15/2044	1,140,000	1,180,761
MSCI Inc., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/2024(b)	175,000	180,688
		10,688,022

Specialized REIT’s–1.06%

Crown Castle International Corp., Sr. Unsec. Global Notes, 5.25%, 01/15/2023	200,000	208,500
Sr. Unsec. Notes, 4.88%, 04/15/2022	81,000	82,823
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2022	259,000	271,302
EPR Properties, Sr. Unsec. Gtd. Global Notes, 4.50%, 04/01/2025	2,244,000	2,156,494
7.75%, 07/15/2020	6,261,000	7,325,924
Equinix Inc., Sr. Unsec. Notes, 5.38%, 01/01/2022	111,000	114,053
5.38%, 04/01/2023	265,000	270,300
5.88%, 01/15/2026	46,000	46,920
		10,476,316

Specialty Chemicals–0.03%

PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/2023	223,000	221,327
PSPC Escrow II Corp., Sr. Unsec. Bonds, 10.38%, 05/01/2021(b)	46,000	47,064
		268,391

Specialty Stores–0.21%

Tiffany & Co., Sr. Unsec. Global Notes, 3.80%, 10/01/2024	1,005,000	990,277
4.90%, 10/01/2044	1,140,000	1,082,114
		2,072,391

Steel–0.22%

FMG Resources (August 2006) Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes, 6.88%, 04/01/2022(b)	30,000	22,050
8.25%, 11/01/2019(b)	2,043,000	1,782,517
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 5.13%, 10/01/2021	113,000	110,175
5.50%, 10/01/2024	150,000	143,438
SunCoke Energy Partners L.P./SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.38%, 02/01/2020(b)	89,000	72,424
		2,130,604

	Principal Amount	Value

Technology Hardware, Storage & Peripherals–0.12%

Seagate HDD Cayman, Sr. Unsec. Gtd. Notes, 5.75%, 12/01/2034(b)	$1,540,000	$1,201,200

Tires & Rubber–0.00%

Goodyear Tire & Rubber Co. (The), Sr. Unsec. Gtd. Global Bonds, 5.13%, 11/15/2023	40,000	41,000

Tobacco–0.78%

Philip Morris International Inc., Sr. Unsec. Global Notes, 2.90%, 11/15/2021	5,298,000	5,386,180
Reynolds American, Inc., Sr. Unsec. Gtd. Global Notes, 4.45%, 06/12/2025	2,187,000	2,301,840
		7,688,020

Trading Companies & Distributors–0.18%

AerCap Ireland Capital Ltd./AerCap Global Aviation Trust (Netherlands), Sr. Unsec. Gtd. Global Notes, 4.63%, 10/30/2020	689,000	708,809
5.00%, 10/01/2021	630,000	656,775
Fly Leasing Ltd. (Ireland), Sr. Unsec. Global Notes, 6.75%, 12/15/2020	200,000	209,500
United Rentals North America Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2025	130,000	130,487
Sr. Unsec. Gtd. Notes, 6.13%, 06/15/2023	60,000	63,000
		1,768,571

Trucking–0.24%

OPE KAG Finance Sub Inc., Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	123,000	126,844
Penske Truck Leasing Co., L.P./PTL Finance Corp., Sr. Unsec. Notes, 3.20%, 07/15/2020(b)	2,272,000	2,267,490
		2,394,334

Wireless Telecommunication Services–1.03%

America Movil S.A.B. de C.V. (Mexico), Sr. Unsec. Gtd. Global Notes, 6.13%, 03/30/2040	1,115,000	1,272,438
Bharti Airtel International Netherlands B.V. (India), Sr. Unsec. Gtd. Notes, 5.35%, 05/20/2024(b)	500,000	530,285
Comcel Trust via Comunicaciones Celulares S.A. (Guatemala), REGS, Sr. Unsec. Gtd. Euro Bonds, 6.88%, 02/06/2024(b)	266,000	221,445

See accompanying notes which are an integral part of this schedule.

                                 Invesco Core Plus Bond Fund

	Principal Amount	Value

Wireless Telecommunication Services–(continued)

Crown Castle Towers LLC, Sr. Sec. Gtd. First Lien Notes, 4.88%, 08/15/2020(b)	$1,835,000	$1,973,417
Digicel Ltd. (Jamaica), Sr. Unsec. Notes, 6.00%, 04/15/2021(b)	200,000	179,500
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 5.00%, 03/15/2044	2,955,000	3,039,089
SBA Communications Corp., Sr. Unsec. Global Notes, 4.88%, 07/15/2022	205,000	204,488
Sprint Communications Inc., Sr. Unsec. Global Notes, 11.50%, 11/15/2021	65,000	63,375
Sr. Unsec. Gtd. Notes, 7.00%, 03/01/2020(b)	780,000	797,550
Sprint Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 02/15/2025	323,000	253,555
7.88%, 09/15/2023	171,000	138,510
Turkcell Iletisim Hizmetleri A.S. (Turkey), Unsec. Notes, 5.75%, 10/15/2025(b)	580,000	573,765
VimpelCom Holdings B.V. (Russia), REGS, Sr. Unsec. Gtd. Euro Notes, 5.95%, 02/13/2023(b)	370,000	348,262
Wind Acquisition Finance S.A. (Italy), Sec. Gtd. Second Lien Notes, 7.38%, 04/23/2021(b)	250,000	241,562
Sr. Sec. Gtd. First Lien Notes, 4.75%, 07/15/2020(b)	300,000	300,750
		10,137,991
Total U.S. Dollar Denominated Bonds and Notes (Cost $493,858,686)		486,350,468

Asset-Backed Securities–20.89%

Adjustable Rate Mortgage Trust, Series 2005-1, Class 4A1, Floating Rate Pass Through Ctfs., 2.99%, 05/25/2035(f)	2,247,778	2,239,629
Atrium V Corp., Series 5A, Class B, Floating Rate Pass Through Ctfs., 1.06%, 07/20/2020(b)(f)	1,763,000	1,697,405
Banc of America Commercial Mortgage Trust, Series 2006-1, Class AJ, Variable Rate Pass Through Ctfs., 5.46%, 09/10/2045(f)	3,100,000	3,107,664
Series 2006-1, Class B, Variable Rate Pass Through Ctfs., 5.49%, 09/10/2045(f)	3,077,000	3,089,804
Series 2015-UBS7, Class AS, Pass Through Ctfs., 3.99%, 09/15/2048	4,394,000	4,558,518
Banc of America Mortgage Trust, Series 2005-12, Class A2, Floating Rate Pass Through Ctfs., 1.12%, 01/25/2036(f)	2,438,222	2,199,541

	Principal Amount	Value
Barclays Bank Commercial Mortgage Securities Trust, Series 2015-RRI, Class D, Floating Rate Pass Through Ctfs., 3.10%, 05/15/2032(b)(f)	$3,730,000	$3,694,395
Bear Stearns Adjustable Rate Mortgage Trust, Series 2003-6, Class 1A3, Floating Rate Pass Through Ctfs., 2.37%, 08/25/2033(f)	369,625	368,336
Series 2005-2, Class A1, Floating Rate Pass Through Ctfs., 2.68%, 03/25/2035(f)	3,418,530	3,434,596
Series 2006-1, Class A1, Floating Rate Pass Through Ctfs., 2.58%, 02/25/2036(f)	1,701,984	1,690,268
Bear Stearns ALT-A Trust, Series 2004-11, Class 2A3, Floating Rate Pass Through Ctfs., 2.54%, 11/25/2034(f)	3,686,515	3,600,905
Boca Hotel Portfolio Trust, Series 2013-BOCA, Class B, Floating Rate Pass Through Ctfs., 1.95%, 08/15/2026(b)(f)	2,500,000	2,500,726
Carlyle High Yield Partners VIII, Ltd., Series 2006-8A, Class B, Floating Rate Pass Through Ctfs., 0.76%, 05/21/2021(b)(f)	700,000	679,698
Series 2006-8A, Class A2B, Floating Rate Pass Through Ctfs., 0.72%, 05/21/2021(b)(f)	4,184,000	4,086,803
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class A, Floating Rate Pass Through Ctfs., 1.60%, 12/15/2027(b)(f)	1,150,000	1,147,424
Centurion CDO 9 Ltd. (Cayman Islands), Series 2005-9A, Class A2, Floating Rate Pass Through Ctfs., 0.75%, 07/17/2019(b)(f)	1,875,000	1,803,307
Series 2005-9X, Class A2, Floating Rate Pass Through Ctfs., 0.75%, 07/17/2019(f)	2,750,000	2,644,851
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class C, Variable Rate Pass Through Ctfs., 5.76%, 12/15/2047(b)(f)	5,000,000	5,562,853
Cifc Funding Ltd. (Cayman Islands), Series 2007-2A, Class B, Floating Rate Pass Through Ctfs. 1.07%, 04/15/2021(b)(f)	2,371,000	2,291,421
Citigroup Commercial Mortgage Trust, Series 2014-388G, Class C, Floating Rate Pass Through Ctfs., 1.60%, 06/15/2033(b)(f)	5,000,000	4,923,300
Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB3, Class 2A, Floating Rate Pass Through Ctfs., 2.68%, 09/25/2034(f)	3,034,082	2,989,090
Series 2004-UST1, Class A4, Floating Rate Pass Through Ctfs., 2.27%, 08/25/2034(f)	1,499,649	1,491,160

See accompanying notes which are an integral part of this schedule.

                                 Invesco Core Plus Bond Fund

	Principal Amount	Value
Commercial Mortgage Trust, Series 2015-CR25, Class B, Pass Through Ctfs., 4.70%, 08/10/2048	$4,367,000	$4,598,459
Series 2013-THL, Class A2, Floating Rate Pass Through Ctfs., 1.24%, 06/08/2030(b)(f)	2,875,000	2,871,798
Countrywide Asset-Backed Ctfs., Series 2003-1, Class 3A, Floating Rate Pass Through Ctfs., 0.90%, 06/25/2033(f)	162,481	145,758
Countrywide Home Loans Mortgage Pass Through Trust, Series 2007-13, Class A10, Pass Through Ctfs., 6.00%, 08/25/2037	696,475	662,742
Credit Suisse Mortgage Trust, Series 2009-2R, Class 1A11, Floating Rate Pass Through Ctfs., 2.74%, 09/26/2034(b)(f)	175,242	175,717
First Horizon Alternative Mortgage Securities Trust, Series 2005-FA8, Class 2A1, Pass Through Ctfs., 5.00%, 11/25/2020	238,044	242,659
Series 2006-FA5, Class A3, Pass Through Ctfs., 6.25%, 08/25/2036	348,299	276,814
Foothill CLO Ltd. (Cayman Islands), Series 2007-1A, Class C, Floating Rate Pass Through Ctfs., 1.09%, 02/22/2021(b)(f)	1,531,000	1,519,196
GMACM Mortgage Loan Trust, Series 2006-AR1, Class 1A1, Floating Rate Pass Through Ctfs., 3.08%, 04/19/2036(f)	1,630,929	1,480,312
GP Portfolio Trust, Series 2014-GPP, Class B, Floating Rate Pass Through Ctfs., 1.50%, 02/15/2027(b)(f)	5,000,000	4,966,452
Hamlet II Ltd. (Cayman Islands), Series 2006-2A, Class A2B, Floating Rate Pass Through Ctfs., 0.69%, 05/11/2021(b)(f)	5,000,000	4,826,525
Harborview Mortgage Loan Trust, Series 2005-9, Class 2A1C, Floating Rate Pass Through Ctfs., 0.66%, 06/20/2035(f)	37,875	35,018
Hilton USA Trust, Series 2013-HLT, Class BFX, Pass Through Ctfs., 3.37%, 11/05/2030(b)	1,500,000	1,501,613
Hyatt Hotel Portfolio Trust, Series 2015-HYT, Class B, Floating Rate Pass Through Ctfs., 1.90%, 11/15/2029(b)(f)	3,998,000	4,022,795
ING Investment Management CLO II, Ltd. (Cayman Islands), Series 2006-2A, Class A2, Floating Rate Pass Through Ctfs., 0.67%, 08/01/2020(b)(f)	5,000,000	4,962,344
Series 2006-2A, Class B, Floating Rate Pass Through Ctfs., 0.73%, 08/01/2020(b)(f)	2,718,000	2,670,490

	Principal Amount	Value
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Class B, Variable Rate Pass Through Ctfs., 3.81%, 12/15/2047(b)(f)	$5,000,000	$5,099,571
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-LDP6, Class AJ, Variable Rate Pass Through Ctfs., 5.57%, 04/15/2043(f)	3,000,000	3,019,181
Series 2006-LDP8, Class AJ, Pass Through Ctfs., 5.48%, 05/15/2045	1,200,000	1,225,316
Series 2006-LDP9, Class A3, Pass Through Ctfs., 5.34%, 05/15/2047	858,294	878,381
JP Morgan Mortgage Trust, Series 2005-A3, Class 1A1, Floating Rate Pass Through Ctfs., 2.19%, 06/25/2035(f)	1,447,419	1,421,438
Series 2005-A3, Class 6A5, Floating Rate Pass Through Ctfs., 2.63%, 06/25/2035(f)	1,630,094	1,596,444
Series 2005-A5, Class 1A2, Floating Rate Pass Through Ctfs., 2.87%, 08/25/2035(f)	2,394,517	2,387,887
Series 2005-A6, Class 7A1, Floating Rate Pass Through Ctfs., 2.74%, 08/25/2035(f)	1,444,947	1,377,177
Series 2007-A4, Class 3A1, Floating Rate Pass Through Ctfs., 4.84%, 06/25/2037(f)	1,962,624	1,785,386
Katonah Ltd. (Cayman Islands), Series 2007-IA, Class A2L, Floating Rate Pass Through Ctfs., 1.82%, 04/23/2022(b)(f)	2,630,000	2,627,231
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class AM, Pass Through Ctfs., 5.38%, 11/15/2038	2,110,000	2,167,685
Series 2006-C7, Class A3, Pass Through Ctfs., 5.35%, 11/15/2038	300,000	306,820
Lehman Mortgage Trust, Series 2006-1, Class 3A5, Pass Through Ctfs., 5.50%, 02/25/2036	502,873	482,294
Luminent Mortgage Trust, Series 2005-1, Class A1, Floating Rate Pass Through Ctfs., 0.48%, 11/25/2035(f)	1,559,321	1,417,701
MAPS CLO Fund II Ltd. (Cayman Islands), Series 2007-2A, Class A2, Floating Rate Pass Through Ctfs., 0.77%, 07/20/2022(b)(f)	3,448,000	3,332,215
Merrill Lynch Mortgage Investors Trust, Series 2005-A5, Class A9, Floating Rate Pass Through Ctfs., 2.57%, 06/25/2035(f)	3,226,556	3,157,303

See accompanying notes which are an integral part of this schedule.

                                 Invesco Core Plus Bond Fund

	Principal Amount	Value
One Wall Street CLO II Ltd., Series 2007-2A, Class C, Floating Rate Pass Through Ctfs., 1.07%, 04/22/2019(b)(f)	$5,419,000	$5,344,322
Provident Home Equity Loan Trust, Series 2000-2, Class A1, Floating Rate Pass Through Ctfs., 0.76%, 08/25/2031(f)	257,226	197,957
Residential Funding Mortgage Sec I Trust, Series 2005-S9, Class A10, Pass Through Ctfs., 6.25%, 12/25/2035	1,916,731	1,853,468
Sequoia Mortgage Trust, Series 2013-3, Class A1, Pass Through Ctfs., 2.00%, 03/25/2043	2,401,949	2,228,802
Series 2013-4, Class A3, Pass Through Ctfs., 1.55%, 04/25/2043	2,210,896	2,151,259
Series 2013-7, Class A2, Pass Through Ctfs., 3.00%, 06/25/2043	2,037,486	2,007,232
Shellpoint Asset Funding Trust, Series 2013-1, Class A3, Pass Through Ctfs., 3.75%, 07/25/2043(b)	3,510,109	3,606,399
Sierra Timeshare Receivables Funding LLC, Series 2013-2A, Class A, Pass Through Ctfs., 2.28%, 11/20/2025(b)	684,198	684,410
Specialty Underwriting & Residential Finance Trust, Series 2004-BC2, Class A2, Floating Rate Pass Through Ctfs., 0.76%, 05/25/2035(f)	41,645	36,209
Stone Tower CLO VII Ltd. (Cayman Islands), Series 2007-7A, Class A3, Floating Rate Pass Through Ctfs. 1.49%, 08/30/2021(b)(f)	1,509,000	1,482,967
Stoney Lane Funding I Corp., Series 2007-1A, Class A2, Floating Rate Pass Through Ctfs. 0.70%, 04/18/2022(b)(f)	2,013,000	1,904,890
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 2A, Floating Rate Pass Through Ctfs., 2.59%, 11/25/2034(f)	3,564,345	3,523,919
Series 2004-8, Class 3A, Floating Rate Pass Through Ctfs., 2.50%, 07/25/2034(f)	3,149,709	3,153,217
Series 2007-3, Class 4A2, Floating Rate Pass Through Ctfs., 4.59%, 04/25/2047(f)	972,805	696,127
Structured Asset Investment Loan Trust, Series 2003-BC12, Class 3A, Floating Rate Pass Through Ctfs., 0.96%, 11/25/2033(f)	12,988	12,664
Suntrust Alternative Loan Trust, Series 2005-1F, Class 2A8, Pass Through Ctfs., 6.00%, 12/25/2035	560,936	523,094
Symphony CLO II, Ltd. (Cayman Islands), Series 2006-2A, Class A2B, Floating Rate Pass Through Ctfs., 0.66%, 10/25/2020(b)(f)	4,545,000	4,379,622
Series 2006-2A, Class A3, Floating Rate Pass Through Ctfs., 0.75%, 10/25/2020(b)(f)	2,882,000	2,708,819

	Principal Amount	Value
Thornburg Mortgage Securities Trust, Series 2003-6, Class A2, Floating Rate Pass Through Ctfs., 1.22%, 12/25/2033(f)	$1,288,427	$1,198,143
Series 2005-1, Class A3, Floating Rate Pass Through Ctfs., 2.23%, 04/25/2045(f)	2,659,389	2,663,644
Series 2005-2, Class A1, Floating Rate Pass Through Ctfs., 2.26%, 07/25/2045(f)	3,405,779	3,309,546
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class C, Variable Rate Pass Through Ctfs., 6.08%, 01/10/2045(b)(f)	4,500,000	5,048,649
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class AJ, Variable Rate Pass Through Ctfs., 5.47%, 10/15/2044(f)	458,275	457,890
WaMu Mortgage Pass Through Trust, Series 2003-AR8, Class A, Floating Rate Pass Through Ctfs., 2.49%, 08/25/2033(f)	1,127,463	1,161,117
Series 2005-AR10, Class 1A3, Floating Rate Pass Through Ctfs., 2.50%, 09/25/2035(f)	510,260	495,561
Series 2007-HY2, Class 2A2, Floating Rate Pass Through Ctfs., 2.54%, 11/25/2036(f)	1,404,772	1,244,058
Series 2005-AR12, Class 1A8, Floating Rate Pass Through Ctfs., 2.43%, 10/25/2035(f)	2,031,559	1,960,481
Wells Fargo Commercial Mortgage Trust, Series 2014-TISH, Class B, Floating Rate Pass Through Ctfs., 1.55%, 02/15/2027(b)(f)	2,500,000	2,469,712
Wells Fargo Mortgage Backed Securities Trust, Series 2004-K, Class 1A2, Floating Rate Pass Through Ctfs., 2.74%, 07/25/2034(f)	904,347	908,155
Series 2004-Z, Class 2A1, Floating Rate Pass Through Ctfs., 2.83%, 12/25/2034(f)	1,090,098	1,091,607
Series 2005-AR14, Class A1, Floating Rate Pass Through Ctfs., 2.74%, 08/25/2035(f)	959,753	950,684
Series 2005-AR2, Class 2A2, Floating Rate Pass Through Ctfs., 2.63%, 03/25/2035(f)	2,304,674	2,347,701
Series 2006-AR8, Class 1A3, Floating Rate Pass Through Ctfs., 2.74%, 04/25/2036(f)	2,811,639	2,799,893
Series 2007-7, Class A1, Pass Through Ctfs., 6.00%, 06/25/2037	1,502,131	1,509,227

See accompanying notes which are an integral part of this schedule.

                                 Invesco Core Plus Bond Fund

	Principal Amount	Value
WFRBS Commercial Mortgage Trust, Series 2011-C5, Class B, Variable Rate Pass Through Ctfs., 5.82%, 11/15/2044(b)(f)	$5,000,000	$5,697,520
Series 2013-C15, Class B, Variable Rate Pass Through Ctfs., 4.63%, 08/15/2046(f)	3,800,000	4,023,929
Series 2013-C16, Class B, Variable Rate Pass Through Ctfs., 5.15%, 09/15/2046(f)	3,127,000	3,424,979
Total Asset-Backed Securities (Cost $204,726,117)		206,300,289

U.S. Government Sponsored Agency Mortgage-Backed Securities–16.59%

Collateralized Mortgage Obligations–0.47%

Fannie Mae REMICs, IO, 7.00%, 05/25/2033	16,361	4,347
6.00%, 07/25/2033	15,298	3,751
Ginnie Mae REMICs, IO, 1.59%, 09/20/2064(f)	13,081,207	1,340,824
1.63%, 11/20/2064(f)	8,657,726	915,825
1.68%, 12/20/2064(f)	22,226,742	2,353,812
		4,618,559

Federal Deposit Insurance Co. (FDIC)–0.02%

Federal Deposit Insurance Co., Series 2010-S1, Class 1A, Structured Sale Gtd., Floating Rate Notes, 0.74%, 02/25/2048(b)(f)	187,242	187,295

Federal Home Loan Mortgage Corp. (FHLMC)–5.95%

Pass Through Ctfs., 5.50%, 05/01/2016 to 07/01/2040	5,406,303	6,094,266
6.50%, 05/01/2016 to 09/01/2036	982,492	1,119,702
7.00%, 08/01/2016 to 10/01/2034	2,148,703	2,474,920
6.00%, 04/01/2017 to 02/01/2034	485,671	542,365
7.50%, 04/01/2017 to 05/01/2035	983,021	1,169,047
3.50%, 08/01/2026	1,386,943	1,463,823
8.50%, 08/01/2031	74,348	95,121
8.00%, 08/01/2032	62,835	76,863
5.00%, 07/01/2034 to 06/01/2040	4,984,447	5,525,187
4.50%, 06/01/2041	3,550,703	3,847,718
Pass Through Ctfs., ARM, 2.47%, 12/01/2036(f)	158,769	168,847
2.67%, 02/01/2037(f)	50,159	53,678
2.56%, 05/01/2037(f)	423,537	452,792
2.39%, 06/01/2043(f)	3,760,178	3,805,241
Pass Through Ctfs., TBA, 4.00%, 12/01/2045(g)	30,100,000	31,873,546
		58,763,116

Federal National Mortgage Association (FNMA)–7.60%

Pass Through Ctfs., 7.00%, 12/01/2015 to 02/01/2034	788,923	899,824
6.50%, 05/01/2016 to 01/01/2037	335,543	386,051
6.00%, 05/01/2017 to 10/01/2039	76,034	85,070
5.00%, 03/01/2018 to 12/01/2039	1,412,769	1,552,942
5.50%, 11/01/2018 to 06/01/2040	2,278,520	2,546,087
7.50%, 03/01/2021 to 08/01/2037	1,099,225	1,308,089

	Principal Amount	Value

Federal National Mortgage Association (FNMA)–(continued)

8.00%, 08/01/2021 to 04/01/2033	$126,449	$153,870
9.50%, 04/01/2030	26,202	30,381
8.50%, 10/01/2032	110,398	137,055
3.00%, 08/01/2043	5,707,875	5,749,329
Pass Through Ctfs., ARM, 2.45%, 05/01/2035(f)	512,026	542,184
2.23%, 01/01/2037(f)	326,003	346,780
2.35%, 03/01/2038(f)	164,696	175,463
Pass Through Ctfs., TBA, 2.50%, 12/01/2030(g)	13,920,000	14,101,613
3.00%, 12/01/2030(g)	10,700,000	11,077,676
4.00%, 12/01/2045(g)	13,500,000	14,323,183
4.50%, 12/01/2045(g)	20,000,000	21,621,876
		75,037,473

Government National Mortgage Association (GNMA)–2.55%

Pass Through Ctfs., 7.50%, 06/15/2023 to 05/15/2032	29,963	32,522
9.00%, 09/15/2024 to 10/15/2024	18,238	18,328
8.50%, 02/15/2025	6,567	6,624
8.00%, 08/15/2025 to 09/15/2026	55,980	59,418
6.56%, 01/15/2027	149,910	171,911
7.00%, 04/15/2028 to 09/15/2032	363,160	406,353
6.00%, 11/15/2028 to 02/15/2033	107,486	124,266
6.50%, 01/15/2029 to 09/15/2034	213,209	244,478
5.50%, 06/15/2035	148,603	168,209
5.00%, 07/15/2035 to 08/15/2035	69,143	76,091
Pass Through Ctfs., ARM, 2.00%, 01/20/2025 to 05/20/2025(f)	67,220	69,416
3.00%, 06/20/2025(f)	8,460	8,779
Pass Through Ctfs., TBA, 3.50%, 12/01/2045(g)	15,700,000	16,398,221
4.00%, 12/01/2045(g)	7,000,000	7,435,721
		25,220,337
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $162,559,528)		163,826,780

U.S. Treasury Securities–10.84%

U.S. Treasury Bills–0.52%

0.00%, 05/26/2016(h)(i)	450,000	449,148
0.07%, 05/26/2016(h)(i)	5,000	4,990
0.10%, 05/26/2016(h)(i)	105,000	104,801
0.23%, 05/26/2016(h)(i)	1,795,000	1,791,602
0.24%, 05/26/2016(h)(i)	100,000	99,811
0.25%, 05/26/2016(h)(i)	1,000,000	998,107
0.29%, 05/26/2016(h)(i)	1,720,000	1,716,743
		5,165,202

U.S. Treasury Notes–7.51%

1.63%, 11/30/2020	33,163,000	33,125,523
2.00%, 11/30/2022	14,781,400	14,790,732
2.25%, 11/15/2025	26,099,300	26,190,765
		74,107,020

U.S. Treasury Bonds–1.92%

2.88%, 08/15/2045	19,422,000	18,995,765

See accompanying notes which are an integral part of this schedule.

                                 Invesco Core Plus Bond Fund

		Principal Amount		Value

U.S. Treasury Inflation - Indexed Bonds–0.89%

0.75%, 02/15/2045		$9,902,998	(j)	$8,830,454
Total U.S. Treasury Securities (Cost $106,671,519)				107,098,441

		Shares

Preferred Stocks–0.60%

Investment Banking & Brokerage–0.44%

Goldman Sachs Group, Inc. (The), Series J, 5.50% Pfd.		78,000		1,966,380
Morgan Stanley, Series F, 6.88% Pfd.		85,000		2,347,700
				4,314,080

Regional Banks–0.08%

PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd.		27,000		762,480

Reinsurance–0.08%

Reinsurance Group of America, Inc., 6.20% Unsec. Sub. Pfd.		30,000		839,100
Total Preferred Stocks (Cost $5,485,000)				5,915,660

		Principal Amount

Non-U.S. Dollar Denominated Bonds & Notes–0.51%(k)

Data Processing & Outsourced Services–0.01%

Worldpay Finance PLC (United Kingdom), Sr. Unsec. Bonds, 3.75%, 11/15/2022(b)	EUR	100,000		108,687

Hotels, Resorts & Cruise Lines–0.02%

Thomas Cook Group PLC (United Kingdom), Sr. Unsec. Gtd. Medium-Term Euro Notes, 7.75%, 06/22/2017	GBP	100,000		159,187

Multi-Sector Holdings–0.02%

Gala Electric Casinos PLC (United Kingdom), REGS, Sec. Gtd. Second Lien Euro Notes, 11.50%, 06/01/2019(b)	GBP	100,000		160,418

Other Diversified Financial Services–0.02%

Cabot Financial Luxembourg S.A. (United Kingdom), REGS, Sr. Sec. Gtd. First Lien Euro Notes, 10.38%, 10/01/2019(b)	GBP	100,000		163,234

Packaged Foods & Meats–0.01%

Moy Park (Bondco) PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 6.25%, 05/29/2021(b)	GBP	100,000		155,869

		Principal Amount	Value

Sovereign Debt–0.43%

Italy Buoni Poliennali Del Tesoro (Italy), Series CPI, Sr. Unsec. Euro Bonds, 2.77%, 09/15/2041	EUR	3,150,000	$4,285,347
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $5,457,771)			5,032,742

Municipal Obligations–0.28%

Florida Hurricane Catastrophe Fund Finance Corp., Series 2013 A, RB, 3.00%, 07/01/2020		$1,450,000	1,473,968
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable Build America RB, 6.64%, 04/01/2057		500,000	605,740
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project M); Series 2010, Class A, Taxable Build America RB, 6.66%, 04/01/2057		550,000	655,727
Total Municipal Obligations (Cost $2,500,000)			2,735,435

		Shares

Common Stocks–0.00%

Paper Products–0.00%

Verso Corp. (Cost $973)(l)		302	11

Money Market Funds–12.60%

Liquid Assets Portfolio –Institutional Class, 0.17% (m)		62,222,373	62,222,373
Premier Portfolio –Institutional Class, 0.13% (m)		62,222,373	62,222,373
Total Money Market Funds (Cost $124,444,746)			124,444,746

Options Purchased–0.18%
(Cost $1,795,010) (n)			1,764,450
TOTAL INVESTMENTS–111.74% (Cost $1,107,499,350)			1,103,469,022
OTHER ASSETS LESS LIABILITIES–(11.74)%			(115,957,523)
NET ASSETS–100.00%			$987,511,499

See accompanying notes which are an integral part of this schedule.

                                 Invesco Core Plus Bond Fund

Investment Abbreviations:

ARM	—Adjustable Rate Mortgage

Conv.	—Convertible

Ctfs.	—Certificates

Deb.	—Debentures

EUR	—Euro

GBP	—British Pound Sterling

Gtd.	—Guaranteed

IO	—Interest Only

Jr.	—Junior

Pfd.	—Preferred

PIK	—Payment in Kind

RB	—Revenue Bonds

REGS	—Regulation S

REIT	—Real Estate Investment Trust

REMICs	—Real Estate Mortgage Investment Conduits

Sec.	—Secured

Sr.	—Senior

Sub.	—Subordinated

TBA	—To Be Announced

Unsec.	—Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at November 30, 2015 was $264,417,221, which represented 26.78% of the Fund’s Net Assets.

(c)	Perpetual bond with no specified maturity date.

(d)	All or a portion of this security is Payment-in-Kind.

Issuer	Cash Rate	PIK Rate
Alphabet Holding Co., Inc., Sr. Unsec. Global PIK Notes,	7.75%	8.50%

(e)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.

(f)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on November 30, 2015.

(g)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1H.

(h)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(i)	All or a portion of the value was pledged and/or designated as collateral to cover margin requirements for open futures contracts and swap agreements. See Note 1G, Note 1K and Note 3.

(j)	Principal amount of security and interest payments are adjusted for inflation. See Note 1D.

(k)	Foreign denominated security. Principal amount is denominated in the currency indicated.

(l)	Non-income producing security.

(m)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of November 30, 2015.

(n)	The table below details options purchased:

See accompanying notes which are an integral part of this schedule.

                                 Invesco Core Plus Bond Fund

Open Over-The-Counter Foreign Currency Options Purchased
Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Notional Value		Value
USD versus CHF	Call	Morgan Stanley Capital Services LLC	12/22/15	CHF	1.025	USD	9,750,000	$134,037
USD versus JPY	Put	Deutsche Bank Securities Inc.	03/24/16	JPY	112.500	USD	19,000,000	34,278
USD versus IDR	Put	Bank of America Merrill Lynch	04/05/16	IDR	14,560.0	USD	9,500,000	410,266
EUR versus USD	Put	Morgan Stanley Capital Services LLC	01/29/16	USD	1.057	EUR	9,000,000	178,313
EUR versus USD	Put	Morgan Stanley Capital Services LLC	12/30/15	USD	1.063	EUR	9,000,000	157,965
USD versus INR	Put	Bank of America Merrill Lynch	11/08/16	INR	66.820	USD	10,000,000	107,106
Subtotal Foreign Currency Options Purchased—Currency Risk								$1,021,965

Open Over-The-Counter Interest Rate Swaptions Purchased – Interest Rate Risk
Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Value	Value
10 Year Interest Rate Swap (a)	Put	Deutsche Bank Securities Inc.	2.45	Receive	3 Month USD LIBOR	04/29/16	$ 95,000,000	$742,485
Total Options Purchased (Cost $1,795,010)								$1,764,450

Abbreviations:

CHF	—	Swiss Franc	JPY	—	Japanese Yen

EUR	—	Euro	LIBOR	—	London Interbank Offered Rate

IDR	—	Indonesian Rupiah	USD	—	U.S. Dollar

INR	—	Indian Rupee

(a)	Swaptions collateralized by $660,000 cash received from the counterparty.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Core Plus Bond Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2015

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

                                 Invesco Core Plus Bond Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Treasury Inflation-Protected Securities - The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.
E.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

                                 Invesco Core Plus Bond Fund

E.	Foreign Currency Translations – (continued)

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

F.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

G.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
H.	Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate. The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions are considered borrowings under the 1940 Act.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

                                 Invesco Core Plus Bond Fund

I.	Call Options Written and Purchased – The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

J.	Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations as Net realized gain from Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

K.

Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open

                                 Invesco Core Plus Bond Fund

K.	Swap Agreements – (continued)

derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of

                                 Invesco Core Plus Bond Fund

K.	Swap Agreements – (continued)

the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of November 30, 2015 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

L.	Other Risks – The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.
M.	Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
N.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of November 30, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

                                 Invesco Core Plus Bond Fund

	Level 1	Level 2	Level 3	Total
Equity Securities	$130,360,417	$—	$—	$130,360,417
U.S. Treasury Securities	—	107,098,441	—	107,098,441
Corporate Debt Securities	—	480,688,490	—	480,688,490
U.S. Government Sponsored Agency Securities	—	163,826,780	—	163,826,780
Asset-Backed Securities	—	206,300,289	—	206,300,289
Municipal Obligations	—	2,735,435	—	2,735,435
Foreign Debt Securities	—	747,395	—	747,395
Foreign Sovereign Debt Securities	—	9,947,325	—	9,947,325
Options Purchased	—	1,764,450	—	1,764,450
	130,360,417	973,108,605	—	1,103,469,022
Forward Foreign Currency Contracts*	—	(31,754)	—	(31,754)
Futures Contracts*	(25,479)	—	—	(25,479)
Options Written*	—	(132,904)	—	(132,904)
Swap Agreements*	—	(588,202)	—	(588,202)
Total Investments	$130,334,938	$972,355,745	$—	$1,102,690,683
*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of November 30, 2015:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities
Credit risk:
Swap agreements (a)	$—	$(334,894)
Currency risk:
Forward foreign currency contracts(a)	736,161	(767,915)
Options purchased (b)	1,021,965	—
Options written	—	(132,904)
Interest rate risk:
Futures contracts (a)	54,185	(79,664)
Options purchased (b)	742,485	—
Swap agreements (a)	70,284	(516,359)
Total	$2,625,080	$(1,831,736)

(a)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements, forward foreign currency contracts and futures contracts.

(b)	Options purchased at value as reported in the Schedule of Investments.

                                 Invesco Core Plus Bond Fund

Effect of Derivative Investments for the three months ended November 30, 2015

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased(a)	Options Written	Swap Agreements
Realized Gain (Loss):
Credit Risk	$—	$—	$(106,920)	$122,958	$512,909
Currency Risk	1,112,495	—	(1,758,497)	462,574	—
Interest Rate Risk	—	(1,167,949)	(913,319)	—	551,383
Change in Net Unrealized Appreciation (Depreciation):
Credit Risk	—	—	95,346	15,412	(260,706)
Currency Risk	(581,797)	—	688,225	391,444	—
Interest Rate Risk	—	166,204	(622,390)	—	81,788
Total	$530,698	$(1,001,745)	$(2,617,555)	$992,388	$885,374
(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of forward foreign currency contracts, futures contracts, options purchased, options written and swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased	Options Written	Swap Agreements
Average notional value	$288,531,440	$219,388,438	$304,435,771	$44,063,567	$94,653,333

                                 Invesco Core Plus Bond Fund

Open Forward Foreign Currency Contracts
Settlement Date		Contract to				Notional Value	Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
12/04/2015	Deutsche Bank Securities Inc.	EUR	128,640	USD	141,139	$ 135,929	$ 5,210
12/04/2015	Deutsche Bank Securities Inc.	USD	31,957	EUR	28,640	30,263	(1,694)
12/04/2015	Deutsche Bank Securities Inc.	USD	595,043	GBP	395,146	595,181	138
12/04/2015	Goldman Sachs International	GBP	395,146	USD	605,656	595,181	10,475
12/04/2015	Goldman Sachs International	USD	105,693	EUR	100,000	105,666	(27)
12/11/2015	Goldman Sachs International	CNY	61,607,500	USD	9,435,978	9,607,328	(171,350)
12/11/2015	JPMorgan Chase Bank, N.A.	USD	9,579,025	CNY	61,607,500	9,607,328	28,303
12/14/2015	Citigroup Global Markets Inc.	KRW	11,041,875,000	USD	9,515,167	9,523,839	(8,672)
12/14/2015	Citigroup Global Markets Inc.	USD	9,545,602	KRW	11,041,875,000	9,523,839	(21,763)
12/14/2015	Bank of America Merrill Lynch	THB	346,387,000	USD	9,625,872	9,669,907	(44,035)
12/16/2015	Goldman Sachs International	EUR	8,900,000	USD	9,636,030	9,408,598	227,432
12/16/2015	Goldman Sachs International	USD	9,539,554	EUR	8,900,000	9,408,598	(130,956)
12/22/2015	Morgan Stanley Capital Services LLC	USD	4,150,160	CHF	4,200,000	4,090,576	(59,584)
12/28/2015	Goldman Sachs International	KRW	11,348,469,000	USD	9,900,000	9,775,691	124,309
12/28/2015	Goldman Sachs International	USD	9,900,000	JPY	1,213,740,000	9,871,427	(28,573)
01/07/2016	Nomura Securities International, Inc.	CHF	10,024,560	USD	9,750,000	9,774,137	(24,137)
01/07/2016	Nomura Securities International, Inc.	USD	9,750,000	JPY	1,198,148,250	9,746,924	(3,076)
01/22/2016	Goldman Sachs International	CNY	61,042,250	USD	9,500,296	9,448,143	52,153
01/22/2016	JPMorgan Chase Bank, N.A.	USD	9,449,996	CNY	61,042,250	9,448,143	(1,853)
01/29/2016	JPMorgan Chase Bank, N.A.	EUR	4,393,832	USD	4,683,697	4,651,108	32,589
03/11/2016	Deutsche Bank Securities Inc.	GBP	395,146	USD	595,126	595,264	(138)
03/11/2016	Goldman Sachs International	EUR	100,000	USD	106,001	105,986	15
04/04/2016	Deutsche Bank Securities Inc.	MXN	45,557,435	USD	2,651,000	2,724,645	(73,645)
04/04/2016	Deutsche Bank Securities Inc.	USD	2,685,378	MXN	45,557,435	2,724,645	39,267
06/13/2016	Deutsche Bank Securities Inc.	CNY	38,840,580	USD	6,084,051	5,921,588	162,463
06/13/2016	Deutsche Bank Securities Inc.	USD	6,120,000	CNY	38,840,580	5,921,588	(198,412)
11/28/2016	JPMorgan Chase Bank, N.A.	CNY	122,649,750	USD	18,562,202	18,508,395	53,807
Total Forward Foreign Currency Contracts—Currency Risk							$ (31,754)

Currency Abbreviations:

CHF	— Swiss Franc	GBP	— British Pound Sterling	MXN	— Mexican Peso

CNY	— Chinese Yuan	JPY	— Japanese Yen	THB	— Thai Baht

EUR	— Euro	KRW	— South Korean Won	USD	— U.S. Dollar

                                 Invesco Core Plus Bond Fund

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Euro Buxl 30 Year Bond	Short	32	December-2015	$ (5,278,781)	$ 54,185
U.S. 2 Year Treasury Notes	Long	227	March-2016	49,383,141	(11,135)
U.S. 5 Year Treasury Notes	Long	389	March-2016	46,166,399	(2,028)
U.S. 10 Year Treasury Notes	Short	506	March-2016	(63,977,375)	(26,814)
U.S. Long Bond	Short	101	March-2016	(15,554,000)	(27,328)
U.S. Ultra Bond	Short	25	March-2016	(3,960,938)	(12,359)
Total Futures Contracts —Interest Rate Risk					$ (25,479)

Open Over-The-Counter Foreign Currency Options Written
Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Premiums Received	Notional Value		Value	Unrealized Appreciation (Depreciation)
USD versus CNY	Call	Deutsche Bank Securities Inc.	01/21/16	CNY	6.55	$(57,570)	USD	9,500,000	$(61,759)	$(4,189)
USD versus CNY	Call	Goldman Sachs International	02/19/16	CNY	6.60	(64,552)	USD	9,500,000	(71,145)	(6,593)
Total Foreign Currency Options Written—Currency Risk						$(122,122)			$(132,904)	$(10,782)

Abbreviations:

CNY	— Chinese Yuan

USD	— U.S. Dollar

Options Written Transactions

	Call Options

		Notional Value		Notional Value	Premiums Received
Beginning of period	EUR	17,000,000	USD	28,500,000	$409,003
Written	EUR	—	USD	38,500,000	185,322
Closed	EUR	—	USD	(29,000,000)	(156,661)
Expired	EUR	(17,000,000)	USD	(19,000,000)	(315,542)
End of period	EUR	—	USD	19,000,000	$122,122

	Put Options

		Notional Value		Notional Value	Premiums Received
Beginning of period	EUR	—	USD	9,000,000	$122,958
Written	EUR	9,000,000	USD	—	79,151
Expired	EUR	(9,000,000)	USD	(9,000,000)	(202,109)
End of period	EUR	—	USD	—	$—

                                 Invesco Core Plus Bond Fund

Open Centrally Cleared Credit Default Swap Agreements – Credit Risk

Counterparty/ Clearinghouse	Reference Entity	Buy/ Sell Protection	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) LLC/CME	Markit CDX North America High Yield Index, Series 25	Buy	(5.00)%	12/20/20	4.50%	$(19,500,000)	$(271,050)	$(142,127)

  Abbreviations:

CME – Chicago Mercantile Exchange

(a)	Implied credit spreads represent the current level as of November 30, 2015 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Centrally Cleared Interest Rate Swap Agreements
Counterparty/ Clearinghouse	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date		Notional Value	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month USD LIBOR	2.23%	May-2026	USD	28,400,000	$70,284
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	1.86	June-2020	USD	(35,000,000)	(516,359)
Total Interest Rate Swap Agreements – Interest Rate Risk							$(446,075)

  Abbreviations:

CME – Chicago Mercantile Exchange	USD – U.S. Dollar

LIBOR – London Interbank Offered Rate

Open Over-The-Counter Credit Default Swap Agreements – Credit Risk

Counterparty	Reference Entity	Buy/ Sell Protection	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Bank of America Merrill Lynch	Citigroup Inc.	Buy	(1.00)%	06/20/17	0.37%	$(5,500,000)	$138,609	$(192,767)

(a)	Implied credit spreads represent the current level as of November 30, 2015 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

                                 Invesco Core Plus Bond Fund

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended November 30, 2015 was $956,884,393 and $1,002,185,562, respectively. During the same period, purchases and sales of long-term U.S. Treasury obligations were $405,420,729 and $409,201,841, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$14,724,362
Aggregate unrealized (depreciation) of investment securities	(19,670,593)
Net unrealized appreciation (depreciation) of investment securities	$(4,946,231)
Cost of investments for tax purposes is $1,108,415,253.

                                 Invesco Core Plus Bond Fund

Invesco Equally-Weighted S&P 500 Fund Quarterly Schedule of Portfolio Holdings November 30, 2015

invesco.com/us	MS-EWSP-QTR-1 11/15	Invesco Advisers, Inc.

Schedule of Investments(a)

November 30, 2015

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–98.90%

Advertising–0.43%

Interpublic Group of Cos., Inc. (The)	479,833	$11,036,159
Omnicom Group Inc.	139,425	10,306,296
		21,342,455

Aerospace & Defense–2.25%

Boeing Co. (The)	70,048	10,188,482
General Dynamics Corp.	66,488	9,737,833
Honeywell International Inc.	94,694	9,843,441
L-3 Communications Holdings, Inc.	89,323	10,934,028
Lockheed Martin Corp.	45,614	9,996,764
Northrop Grumman Corp.	55,978	10,432,060
Precision Castparts Corp.	41,050	9,504,717
Raytheon Co.	88,543	10,981,988
Rockwell Collins, Inc.	111,506	10,334,376
Textron Inc.	232,868	9,936,478
United Technologies Corp.	102,171	9,813,525
		111,703,692

Agricultural & Farm Machinery–0.19%

Deere & Co.	119,034	9,471,535

Agricultural Products–0.16%

Archer-Daniels-Midland Co.	220,305	8,038,929

Air Freight & Logistics–0.78%

C.H. Robinson Worldwide, Inc.	137,354	9,261,780
Expeditors International of Washington, Inc.	192,402	9,339,193
FedEx Corp.	62,440	9,899,238
United Parcel Service, Inc. -Class B	97,072	9,999,387
		38,499,598

Airlines–0.79%

American Airlines Group Inc.	223,807	9,234,277
Delta Air Lines, Inc.	201,055	9,341,015
Southwest Airlines Co.	244,771	11,230,094
United Continental Holdings Inc. (b)	165,995	9,250,901
		39,056,287

Alternative Carriers–0.21%

Level 3 Communications, Inc. (b)	208,844	10,615,541

Aluminum–0.18%

Alcoa Inc.	977,567	9,150,027

Apparel Retail–0.88%

Gap, Inc. (The)	291,698	7,797,087
L Brands, Inc.	102,182	9,749,185
Ross Stores, Inc.	188,444	9,800,972
TJX Cos., Inc. (The)	131,386	9,275,852
Urban Outfitters, Inc. (b)	311,234	6,971,642
		43,594,738

	Shares	Value

Apparel, Accessories & Luxury Goods–1.42%

Coach, Inc.	320,431	$10,180,093
Fossil Group, Inc. (b)	160,570	6,177,128
Hanesbrands, Inc.	314,765	9,653,843
Michael Kors Holdings Ltd. (b)	213,669	9,192,040
PVH Corp.	82,727	7,552,148
Ralph Lauren Corp.	85,985	10,680,197
Under Armour, Inc. -Class A (b)	97,664	8,420,590
VF Corp.	132,829	8,594,036
		70,450,075

Application Software–1.12%

Adobe Systems Inc. (b)	119,124	10,895,081
Autodesk, Inc. (b)	203,747	12,931,822
Citrix Systems, Inc. (b)	133,884	10,264,887
Intuit Inc.	105,626	10,583,725
salesforce.com, inc. (b)	134,668	10,731,693
		55,407,208

Asset Management & Custody Banks–2.02%

Affiliated Managers Group, Inc. (b)	53,596	9,498,819
Ameriprise Financial, Inc.	85,977	9,711,102
Bank of New York Mellon Corp. (The)	238,460	10,454,086
BlackRock, Inc.	31,101	11,312,056
Franklin Resources, Inc.	239,307	10,031,749
Invesco Ltd. (c)	286,907	9,665,897
Legg Mason, Inc.	221,443	9,827,640
Northern Trust Corp.	134,706	10,094,868
State Street Corp.	131,900	9,573,302
T. Rowe Price Group Inc.	132,866	10,117,746
		100,287,265

Auto Parts & Equipment–0.62%

BorgWarner, Inc.	218,519	9,328,576
Delphi Automotive PLC (United Kingdom)	123,474	10,850,895
Johnson Controls, Inc.	234,198	10,773,108
		30,952,579

Automobile Manufacturers–0.43%

Ford Motor Co.	688,076	9,860,129
General Motors Co.	312,886	11,326,473
		21,186,602

Automotive Retail–0.97%

Advance Auto Parts, Inc.	53,954	8,779,934
AutoNation, Inc. (b)	160,679	10,270,602
AutoZone, Inc. (b)	12,968	10,163,929
CarMax, Inc. (b)	156,676	8,977,535
O’Reilly Automotive, Inc. (b)	38,370	10,124,692
		48,316,692

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Biotechnology–1.67%

AbbVie Inc.	158,947	$9,242,768
Alexion Pharmaceuticals, Inc. (b)	54,868	9,790,646
Amgen Inc.	61,572	9,919,249
Baxalta Inc.	263,432	9,056,792
Biogen Inc. (b)	29,912	8,580,557
Celgene Corp. (b)	76,094	8,328,488
Gilead Sciences, Inc.	86,048	9,117,646
Regeneron Pharmaceuticals, Inc. (b)	17,688	9,631,116
Vertex Pharmaceuticals Inc. (b)	70,367	9,102,675
		82,769,937

Brewers–0.25%

Molson Coors Brewing Co. -Class B	136,027	12,518,565

Broadcasting–0.87%

CBS Corp. -Class B	214,739	10,840,025
Discovery Communications, Inc. -Class A (b)	132,180	4,116,085
Discovery Communications, Inc. -Class C (b)	231,385	6,844,368
Scripps Networks Interactive Inc. -Class A	177,455	10,079,444
TEGNA Inc.	407,144	11,501,818
		43,381,740

Building Products–0.42%

Allegion PLC	155,591	10,457,271
Masco Corp.	347,971	10,407,813
		20,865,084

Cable & Satellite–0.60%

Cablevision Systems Corp. -Class A	339,335	10,349,718
Comcast Corp. -Class A	145,620	8,862,433
Comcast Corp. -Special Class A	21,331	1,302,044
Time Warner Cable Inc.	50,325	9,298,550
		29,812,745

Casinos & Gaming–0.18%

Wynn Resorts Ltd.	139,301	8,743,924

Coal & Consumable Fuels–0.12%

CONSOL Energy Inc.	752,875	5,932,655

Commodity Chemicals–0.22%

LyondellBasell Industries N.V. -Class A	112,611	10,790,386

Communications Equipment–1.18%

Cisco Systems, Inc.	362,548	9,879,433
F5 Networks, Inc. (b)	79,829	8,222,387
Harris Corp.	127,325	10,584,527
Juniper Networks, Inc.	373,457	11,252,260
Motorola Solutions, Inc.	140,630	10,094,421
QUALCOMM, Inc.	172,585	8,420,422
		58,453,450

Computer & Electronics Retail–0.31%

Best Buy Co., Inc.	248,184	7,887,288
GameStop Corp. -Class A	220,511	7,724,500
		15,611,788

	Shares	Value

Construction & Engineering–0.58%

Fluor Corp.	208,521	$10,134,121
Jacobs Engineering Group, Inc. (b)	234,722	10,360,629
Quanta Services, Inc. (b)	386,620	8,524,971
		29,019,721

Construction Machinery & Heavy Trucks–0.52%

Caterpillar Inc.	129,884	9,436,073
Cummins Inc.	78,292	7,858,168
PACCAR Inc.	164,146	8,529,026
		25,823,267

Construction Materials–0.37%

Martin Marietta Materials, Inc.	55,012	8,658,889
Vulcan Materials Co.	95,162	9,770,282
		18,429,171

Consumer Electronics–0.40%

Garmin Ltd.	262,845	9,948,683
Harman International Industries, Inc.	96,367	9,941,220
		19,889,903

Consumer Finance–0.95%

American Express Co.	124,947	8,951,203
Capital One Financial Corp.	124,699	9,790,118
Discover Financial Services	179,310	10,177,636
Navient Corp.	757,713	9,024,362
Synchrony Financial (b)	295,563	9,407,770
		47,351,089

Data Processing & Outsourced Services–2.27%

Alliance Data Systems Corp. (b)	37,193	10,668,812
Automatic Data Processing, Inc.	120,463	10,391,138
Fidelity National Information Services, Inc.	135,500	8,627,285
Fiserv, Inc. (b)	109,602	10,548,097
MasterCard, Inc. -Class A	103,267	10,111,905
Paychex, Inc.	206,377	11,195,952
PayPal Holdings, Inc. (b)	281,178	9,914,336
Total System Services, Inc.	202,175	11,313,713
Visa Inc. -Class A	133,317	10,533,376
Western Union Co. (The)	515,212	9,716,898
Xerox Corp.	904,461	9,542,064
		112,563,576

Department Stores–0.45%

Kohl’s Corp.	185,918	8,762,316
Macy’s, Inc.	162,115	6,335,454
Nordstrom, Inc.	128,172	7,217,365
		22,315,135

Distillers & Vintners–0.41%

Brown-Forman Corp. -Class B	98,122	10,061,430
Constellation Brands, Inc. -Class A	74,040	10,384,850
		20,446,280

Distributors–0.21%

Genuine Parts Co.	113,070	10,247,534

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Diversified Banks–1.22%

Bank of America Corp.	588,124	$10,251,001
Citigroup Inc.	184,608	9,985,447
Comerica Inc.	224,340	10,398,159
JPMorgan Chase & Co.	150,791	10,054,744
U.S. Bancorp	229,749	10,083,684
Wells Fargo & Co.	179,276	9,878,107
		60,651,142

Diversified Chemicals–0.69%

Dow Chemical Co. (The)	215,475	11,232,712
E. I. du Pont de Nemours and Co.	194,746	13,114,196
Eastman Chemical Co.	134,996	9,807,459
		34,154,367

Diversified Metals & Mining–0.14%

Freeport-McMoRan Inc.	827,502	6,768,966

Diversified Support Services–0.20%

Cintas Corp.	109,998	10,074,717

Drug Retail–0.35%

CVS Health Corp.	92,922	8,743,031
Walgreens Boots Alliance, Inc.	104,352	8,768,699
		17,511,730

Electric Utilities–2.59%

American Electric Power Co., Inc.	175,409	9,824,658
Duke Energy Corp.	138,038	9,353,455
Edison International	162,871	9,668,023
Entergy Corp.	150,502	10,027,948
Eversource Energy	204,675	10,428,191
Exelon Corp.	317,626	8,674,366
FirstEnergy Corp.	308,385	9,680,205
NextEra Energy, Inc.	98,418	9,828,022
Pepco Holdings, Inc.	409,263	10,505,781
Pinnacle West Capital Corp.	157,777	9,996,751
PPL Corp.	317,948	10,822,950
Southern Co. (The)	220,873	9,837,683
Xcel Energy, Inc.	284,485	10,144,735
		128,792,768

Electrical Components & Equipment–0.80%

AMETEK, Inc.	177,255	10,007,817
Eaton Corp. PLC (b)	169,302	9,846,605
Emerson Electric Co.	204,898	10,244,900
Rockwell Automation, Inc.	89,078	9,481,462
		39,580,784

Electronic Components–0.40%

Amphenol Corp. -Class A	182,997	10,073,985
Corning Inc.	533,872	9,999,422
		20,073,407

Electronic Equipment & Instruments–0.20%

FLIR Systems, Inc.	332,049	10,147,417

Electronic Manufacturing Services–0.21%

TE Connectivity Ltd. (Switzerland)	155,258	10,416,259

	Shares	Value

Environmental & Facilities Services–0.57%

Republic Services, Inc.	233,156	$10,242,543
Stericycle, Inc. (b)	67,372	8,133,148
Waste Management, Inc.	188,670	10,144,786
		28,520,477

Fertilizers & Agricultural Chemicals–0.70%

CF Industries Holdings, Inc.	168,817	7,789,217
FMC Corp.	226,766	9,744,135
Monsanto Co.	101,994	9,705,749
Mosaic Co. (The)	241,019	7,625,841
		34,864,942

Food Distributors–0.20%

Sysco Corp.	236,132	9,705,025

Food Retail–0.36%

Kroger Co. (The)	252,977	9,527,114
Whole Foods Market, Inc.	292,059	8,513,520
		18,040,634

Footwear–0.22%

NIKE, Inc. -Class B	84,362	11,159,405

Gas Utilities–0.19%

AGL Resources Inc.	154,647	9,676,263

General Merchandise Stores–0.57%

Dollar General Corp.	134,075	8,769,846
Dollar Tree, Inc. (b)	141,942	10,710,943
Target Corp.	121,128	8,781,780
		28,262,569

Gold–0.22%

Newmont Mining Corp.	580,882	10,694,038

Health Care Distributors–0.96%

AmerisourceBergen Corp.	90,410	8,918,042
Cardinal Health, Inc.	110,968	9,637,571
Henry Schein, Inc. (b)	69,753	10,914,949
McKesson Corp.	47,730	9,037,676
Patterson Cos. Inc.	206,287	9,400,499
		47,908,737

Health Care Equipment–2.35%

Abbott Laboratories	217,311	9,761,610
Baxter International Inc.	261,897	9,860,422
Becton, Dickinson and Co.	69,373	10,423,293
Boston Scientific Corp. (b)	558,527	10,209,874
C.R. Bard, Inc.	48,938	9,142,597
Edwards Lifesciences Corp. (b)	67,803	11,051,889
Intuitive Surgical, Inc. (b)	18,306	9,519,486
Medtronic PLC	134,957	10,167,660
St. Jude Medical, Inc.	135,170	8,529,227
Stryker Corp.	94,665	9,131,386
Varian Medical Systems, Inc. (b)	119,034	9,615,567
Zimmer Biomet Holdings, Inc.	94,146	9,509,688
		116,922,699

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Health Care Facilities–0.46%

HCA Holdings, Inc. (b)	111,388	$7,581,067
Tenet Healthcare Corp. (b)	201,312	6,681,545
Universal Health Services, Inc. -Class B	70,816	8,605,561
		22,868,173

Health Care REIT’s–0.57%

HCP, Inc.	261,389	9,287,151
Ventas, Inc.	179,139	9,555,274
Welltower Inc.	150,191	9,490,570
		28,332,995

Health Care Services–0.77%

DaVita HealthCare Partners Inc. (b)	125,780	9,186,971
Express Scripts Holding Co. (b)	111,651	9,543,928
Laboratory Corp. of America Holdings (b)	79,593	9,673,733
Quest Diagnostics Inc.	143,759	9,821,615
		38,226,247

Health Care Supplies–0.22%

DENTSPLY International Inc.	179,378	10,881,069

Health Care Technology–0.18%

Cerner Corp. (b)	150,888	8,992,925

Home Entertainment Software–0.43%

Activision Blizzard, Inc.	323,619	12,187,491
Electronic Arts Inc. (b)	136,896	9,280,180
		21,467,671

Home Furnishings–0.38%

Leggett & Platt, Inc.	214,105	9,977,293
Mohawk Industries, Inc. (b)	45,636	8,703,698
		18,680,991

Home Improvement Retail–0.43%

Home Depot, Inc. (The)	81,717	10,940,272
Lowe’s Cos., Inc.	137,454	10,528,976
		21,469,248

Homebuilding–0.56%

D.R. Horton, Inc.	301,005	9,725,471
Lennar Corp. -Class A	180,580	9,247,502
PulteGroup Inc.	450,287	8,771,591
		27,744,564

Homefurnishing Retail–0.17%

Bed Bath & Beyond Inc. (b)	153,390	8,362,823

Hotel and Resort REIT’s–0.18%

Host Hotels & Resorts Inc.	531,766	8,827,316

Hotels, Resorts & Cruise Lines–0.93%

Carnival Corp.	183,602	9,277,409
Marriott International Inc. -Class A	129,208	9,162,139
Royal Caribbean Cruises Ltd.	101,587	9,407,972
Starwood Hotels & Resorts Worldwide, Inc.	127,999	9,195,448
Wyndham Worldwide Corp.	119,531	9,074,794
		46,117,762

	Shares	Value

Household Appliances–0.19%

Whirlpool Corp.	57,859	$9,403,245

Household Products–0.84%

Clorox Co. (The)	85,883	10,675,257
Colgate-Palmolive Co.	152,350	10,006,348
Kimberly-Clark Corp.	90,662	10,802,377
Procter & Gamble Co. (The)	137,876	10,318,640
		41,802,622

Housewares & Specialties–0.20%

Newell Rubbermaid Inc.	221,756	9,903,623

Human Resource & Employment Services–0.19%

Robert Half International, Inc.	183,068	9,369,420

Hypermarkets & Super Centers–0.39%

Costco Wholesale Corp.	66,880	10,795,770
Wal-Mart Stores, Inc.	145,916	8,585,697
		19,381,467

Independent Power Producers & Energy Traders–0.30%
AES Corp. (The)	847,576	8,467,284
NRG Energy, Inc.	511,302	6,319,693
		14,786,977

Industrial Conglomerates–0.88%

3M Co.	66,780	10,456,412
Danaher Corp.	108,630	10,470,846
General Electric Co.	378,097	11,320,224
Roper Technologies, Inc.	59,584	11,528,908
		43,776,390

Industrial Gases–0.67%

Air Products and Chemicals, Inc.	69,150	9,465,944
Airgas, Inc.	100,015	13,822,073
Praxair, Inc.	90,039	10,156,399
		33,444,416

Industrial Machinery–1.85%

Dover Corp.	155,771	10,265,309
Flowserve Corp.	220,925	10,215,572
Illinois Tool Works Inc.	112,867	10,607,241
Ingersoll-Rand PLC	171,518	10,062,961
Parker Hannifin Corp.	88,785	9,292,238
Pentair PLC (United Kingdom)	173,378	9,830,533
Snap-on Inc.	59,758	10,287,937
Stanley Black & Decker Inc.	94,447	10,309,834
Xylem, Inc.	290,351	10,835,899
		91,707,524

Industrial REIT’s–0.22%

Prologis, Inc.	253,385	10,832,209

Insurance Brokers–0.39%

Aon PLC	103,301	9,786,737
Marsh & McLennan Cos., Inc.	174,404	9,644,541
		19,431,278

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Integrated Oil & Gas–0.66%

Chevron Corp.	124,469	$11,366,509
Exxon Mobil Corp.	129,777	10,597,590
Occidental Petroleum Corp.	141,009	10,658,870
		32,622,969

Integrated Telecommunication Services–0.76%

AT&T Inc.	288,310	9,707,397
CenturyLink Inc.	358,961	9,666,820
Frontier Communications Corp.	1,773,220	8,848,368
Verizon Communications Inc.	206,287	9,375,744
		37,598,329

Internet Retail–1.10%

Amazon.com, Inc. (b)(d)	17,817	11,844,742
Expedia, Inc.	80,897	9,959,230
Netflix Inc. (b)	96,743	11,931,314
Priceline Group Inc. (The) (b)	7,310	9,129,093
TripAdvisor Inc. (b)	140,967	11,611,452
		54,475,831

Internet Software & Services–1.25%

Akamai Technologies, Inc. (b)	126,336	7,278,217
Alphabet Inc. -Class A (b)	7,353	5,609,236
Alphabet Inc. -Class C (b)	7,374	5,475,932
eBay Inc. (b)	358,416	10,605,529
Facebook Inc. -Class A (b)	102,481	10,682,620
VeriSign, Inc. (b)	136,401	12,199,706
Yahoo! Inc. (b)	300,143	10,147,835
		61,999,075

Investment Banking & Brokerage–0.81%

Charles Schwab Corp. (The)	309,397	10,429,773
E*TRADE Financial Corp. (b)	347,971	10,588,758
Goldman Sachs Group, Inc. (The)	50,917	9,675,248
Morgan Stanley	277,538	9,519,553
		40,213,332

IT Consulting & Other Services–1.00%

Accenture PLC -Class A	96,902	10,389,832
Cognizant Technology Solutions Corp. -Class A (b)	150,239	9,702,435
CSRA Inc. (b)	356,345	11,228,431
International Business Machines Corp.	64,012	8,924,553
Teradata Corp. (b)	318,807	9,535,517
		49,780,768

Leisure Products–0.39%

Hasbro, Inc.	122,911	8,983,565
Mattel, Inc.	417,412	10,376,862
		19,360,427

Life & Health Insurance–1.45%

Aflac, Inc.	162,255	10,585,516
Lincoln National Corp.	188,934	10,389,481
MetLife, Inc.	194,385	9,931,130
Principal Financial Group, Inc.	195,797	10,075,713
Prudential Financial, Inc.	119,425	10,336,234
Torchmark Corp.	163,719	9,924,646

	Shares	Value

Life & Health Insurance–(continued)

Unum Group	287,695	$10,552,652
		71,795,372

Life Sciences Tools & Services–1.05%

Agilent Technologies, Inc.	262,334	10,970,808
Illumina, Inc. (b)	53,339	9,809,042
PerkinElmer, Inc.	196,777	10,460,665
Thermo Fisher Scientific, Inc.	76,757	10,623,169
Waters Corp. (b)	75,716	10,056,599
		51,920,283

Managed Health Care–0.87%

Aetna Inc.	80,019	8,221,952
Anthem, Inc.	64,133	8,361,660
Cigna Corp.	67,565	9,119,924
Humana Inc.	50,360	8,493,718
UnitedHealth Group Inc.	79,473	8,957,402
		43,154,656

Metal & Glass Containers–0.38%

Ball Corp.	141,623	9,831,469
Owens-Illinois, Inc. (b)	470,969	9,084,992
		18,916,461

Motorcycle Manufacturers–0.17%

Harley-Davidson, Inc.(d)	172,207	8,424,366

Movies & Entertainment–0.82%

Time Warner Inc.	134,745	9,429,455
Twenty-First Century Fox, Inc. -Class A	278,643	8,222,755
Twenty-First Century Fox, Inc. -Class B	76,706	2,297,345
Viacom Inc. -Class B	213,042	10,607,361
Walt Disney Co. (The)	90,289	10,245,093
		40,802,009

Multi-Line Insurance–0.81%

American International Group, Inc.	161,726	10,282,539
Assurant, Inc.	122,799	10,501,771
Hartford Financial Services Group, Inc. (The)	205,299	9,369,846
Loews Corp.	259,805	9,844,011
		39,998,167

Multi-Sector Holdings–0.36%

Berkshire Hathaway Inc. -Class B (b)	71,808	9,628,735
Leucadia National Corp.	453,099	8,010,790
		17,639,525

Multi-Utilities–2.60%

Ameren Corp.	243,006	10,633,943
CenterPoint Energy, Inc.	533,269	9,038,909
CMS Energy Corp.	288,751	10,112,060
Consolidated Edison, Inc.	151,202	9,397,204
Dominion Resources, Inc.	139,219	9,379,184
DTE Energy Co.	124,223	9,998,709
NiSource Inc.	567,942	10,898,807
PG&E Corp.	194,746	10,268,957
Public Service Enterprise Group Inc.	239,916	9,380,716
SCANA Corp.	182,997	10,822,443

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Multi-Utilities–(continued)

Sempra Energy	104,444	$10,363,978
TECO Energy, Inc.	353,315	9,299,251
WEC Energy Group, Inc.	197,023	9,717,174
		129,311,335

Office REIT’s–0.63%

Boston Properties, Inc.	82,793	10,348,297
SL Green Realty Corp.	89,799	10,603,466
Vornado Realty Trust	106,148	10,270,880
		31,222,643

Office Services & Supplies–0.20%

Pitney Bowes Inc.	461,748	9,973,757

Oil & Gas Drilling–0.82%

Diamond Offshore Drilling, Inc.	428,991	9,708,066
Ensco PLC -Class A	609,400	10,432,928
Helmerich & Payne, Inc.	191,155	11,134,779
Transocean Ltd.	662,467	9,513,026
		40,788,799

Oil & Gas Equipment & Services–1.18%

Baker Hughes Inc.	177,722	9,609,428
Cameron International Corp. (b)	146,324	9,992,466
FMC Technologies, Inc. (b)	289,905	9,862,568
Halliburton Co.	253,589	10,105,522
National Oilwell Varco Inc.	244,138	9,116,113
Schlumberger Ltd.	127,999	9,875,123
		58,561,220

Oil & Gas Exploration & Production–3.27%

Anadarko Petroleum Corp.	143,694	8,607,271
Apache Corp.	234,664	11,540,775
Cabot Oil & Gas Corp.	407,495	7,673,131
Chesapeake Energy Corp.	1,246,173	6,567,332
Cimarex Energy Co.	89,003	10,593,137
ConocoPhillips	199,187	10,766,057
Devon Energy Corp.	242,880	11,174,909
EOG Resources, Inc.	122,274	10,201,320
EQT Corp.	129,956	7,436,082
Hess Corp.	179,685	10,601,415
Marathon Oil Corp.	625,151	10,946,394
Murphy Oil Corp.	352,259	10,067,562
Newfield Exploration Co. (b)	276,399	10,575,026
Noble Energy, Inc.	302,453	11,090,951
Pioneer Natural Resources Co.	79,701	11,536,720
Range Resources Corp.	258,594	7,390,616
Southwestern Energy Co. (b)	612,168	5,515,634
		162,284,332

Oil & Gas Refining & Marketing–0.89%

Marathon Petroleum Corp.	197,065	11,510,567
Phillips 66	117,040	10,712,671
Tesoro Corp.	98,696	11,366,818
Valero Energy Corp.	149,952	10,775,551
		44,365,607

Oil & Gas Storage & Transportation–0.81%

Columbia Pipeline Group, Inc.	401,426	7,695,336

	Shares	Value

Oil & Gas Storage & Transportation–(continued)

Kinder Morgan Inc.	313,405	$7,386,956
ONEOK, Inc.	268,074	7,902,822
Spectra Energy Corp.	345,803	9,060,039
Williams Cos., Inc. (The)	219,536	8,026,236
		40,071,389

Packaged Foods & Meats–2.56%

Campbell Soup Co.	190,961	9,975,803
ConAgra Foods, Inc.	226,385	9,265,938
General Mills, Inc.	167,053	9,648,981
Hershey Co. (The)	103,425	8,926,612
Hormel Foods Corp.	152,843	11,450,998
JM Smucker Co. (The)	81,245	9,846,081
Kellogg Co.	140,819	9,684,123
Keurig Green Mountain Inc.	154,901	8,116,812
Kraft Heinz Co. (The)	127,894	9,424,509
McCormick & Co., Inc.	116,678	10,024,974
Mead Johnson Nutrition Co.	124,749	10,053,522
Mondelez International, Inc. -Class A	221,028	9,650,082
Tyson Foods, Inc. -Class A	217,512	10,875,600
		126,944,035

Paper Packaging–0.55%

Avery Dennison Corp.	160,679	10,598,387
Sealed Air Corp.	184,464	8,367,287
WestRock Co.	160,570	8,129,659
		27,095,333

Paper Products–0.19%

International Paper Co.	226,549	9,476,545

Personal Products–0.21%

Estee Lauder Cos. Inc. (The) -Class A	123,442	10,383,941

Pharmaceuticals–2.07%

Allergan PLC (b)	31,951	10,029,099
Bristol-Myers Squibb Co.	159,296	10,674,425
Eli Lilly and Co.	115,323	9,461,099
Endo International PLC (b)	126,116	7,753,612
Johnson & Johnson	101,511	10,276,974
Mallinckrodt PLC (b)	114,930	7,804,896
Merck & Co., Inc.	181,100	9,600,111
Mylan N.V. (b)	193,905	9,947,327
Perrigo Co. PLC	52,504	7,843,573
Pfizer Inc.	286,124	9,376,283
Zoetis Inc.	209,633	9,789,861
		102,557,260

Property & Casualty Insurance–1.45%

ACE Ltd.	93,530	10,741,920
Allstate Corp. (The)	162,255	10,183,124
Chubb Corp. (The)	78,026	10,184,734
Cincinnati Financial Corp.	176,558	10,789,459
Progressive Corp. (The)	312,058	9,617,628
Travelers Cos., Inc. (The)	94,818	10,863,298
XL Group PLC	255,029	9,737,007
		72,117,170

Publishing–0.21%

News Corp. -Class A	594,013	8,524,086

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Publishing–(continued)

News Corp. -Class B	127,882	$1,849,174
		10,373,260

Railroads–0.79%

CSX Corp.	331,000	9,410,330
Kansas City Southern	101,917	9,266,294
Norfolk Southern Corp.	119,154	11,326,779
Union Pacific Corp.	109,538	9,195,715
		39,199,118

Real Estate Services–0.22%

CBRE Group, Inc. -Class A (b)	287,870	10,786,489

Regional Banks–2.00%

BB&T Corp.	258,878	9,997,869
Fifth Third Bancorp	477,163	9,862,959
Huntington Bancshares Inc.	872,667	10,201,477
KeyCorp	698,262	9,154,215
M&T Bank Corp.	77,943	9,768,596
People’s United Financial Inc.	609,007	10,200,868
PNC Financial Services Group, Inc. (The)	104,410	9,972,199
Regions Financial Corp.	991,958	10,058,454
SunTrust Banks, Inc.	238,762	10,367,046
Zions Bancorp.	332,869	9,972,755
		99,556,438

Research & Consulting Services–0.77%

Dun & Bradstreet Corp. (The)	89,851	9,685,039
Equifax Inc.	96,259	10,732,879
Nielsen Holdings PLC	205,612	9,597,968
Verisk Analytics, Inc. (b)	112,463	8,429,102
		38,444,988

Residential REIT’s–0.83%

Apartment Investment & Management Co. -Class A	261,027	9,947,739
AvalonBay Communities, Inc.	56,906	10,344,942
Equity Residential	133,054	10,620,370
Essex Property Trust, Inc.	43,972	10,148,298
		41,061,349

Restaurants–0.92%

Chipotle Mexican Grill, Inc. (b)	12,939	7,498,797
Darden Restaurants, Inc.	150,989	8,481,052
McDonald’s Corp.	96,842	11,055,483
Starbucks Corp.	166,876	10,244,518
Yum! Brands, Inc.	115,847	8,400,066
		45,679,916

Retail REIT’s–1.02%

General Growth Properties, Inc.	378,097	9,630,131
Kimco Realty Corp.	410,153	10,700,892
Macerich Co. (The)	127,136	9,935,678
Realty Income Corp.	209,261	10,383,531
Simon Property Group, Inc.	52,659	9,807,212
		50,457,444

Security & Alarm Services–0.40%

ADT Corp. (The)(d)	297,681	10,558,745

	Shares	Value

Security & Alarm Services–(continued)

Tyco International PLC	262,334	$9,263,014
		19,821,759

Semiconductor Equipment–0.68%

Applied Materials, Inc.	608,614	11,423,685
KLA-Tencor Corp.	184,212	12,244,572
Lam Research Corp.	131,331	10,270,084
		33,938,341

Semiconductors–2.95%

Altera Corp.	186,617	9,853,378
Analog Devices, Inc.	167,409	10,317,417
Avago Technologies Ltd. (Singapore)	71,967	9,388,095
Broadcom Corp. -Class A	177,722	9,708,953
First Solar, Inc. (b)	193,349	10,926,152
Intel Corp.	320,105	11,130,051
Linear Technology Corp.	232,524	10,630,997
Microchip Technology Inc.	214,935	10,377,062
Micron Technology, Inc. (b)	561,519	8,944,998
NVIDIA Corp.	416,491	13,211,094
Qorvo, Inc. (b)	176,261	10,235,476
Skyworks Solutions, Inc.	107,003	8,883,389
Texas Instruments Inc.	198,307	11,525,603
Xilinx, Inc.	224,982	11,179,355
		146,312,020

Soft Drinks–1.06%

Coca-Cola Co. (The)	247,403	10,544,316
Coca-Cola Enterprises, Inc. (d)	192,402	9,677,820
Dr Pepper Snapple Group, Inc.	123,393	11,074,522
Monster Beverage Corp. (b)	71,051	10,985,195
PepsiCo, Inc.	102,962	10,312,674
		52,594,527

Specialized Consumer Services–0.19%

H&R Block, Inc.	260,955	9,574,439

Specialized Finance–1.01%

CME Group Inc. -Class A	99,846	9,749,962
Intercontinental Exchange, Inc.	39,933	10,376,191
McGraw Hill Financial, Inc.	99,751	9,622,979
Moody’s Corp.	92,885	9,578,301
Nasdaq, Inc.	182,290	10,685,840
		50,013,273

Specialized REIT’s–1.51%

American Tower Corp.	105,685	10,502,975
Crown Castle International Corp.	119,972	10,306,795
Equinix, Inc.	32,571	9,657,308
Iron Mountain Inc.	332,400	9,234,072
Plum Creek Timber Co., Inc.	251,628	12,785,219
Public Storage	46,656	11,200,239
Weyerhaeuser Co.	345,296	11,108,172
		74,794,780

Specialty Chemicals–0.83%

Ecolab Inc.	85,766	10,219,877

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Specialty Chemicals–(continued)

International Flavors & Fragrances Inc.	88,056	$10,567,600
PPG Industries, Inc.	97,533	10,313,139
Sherwin-Williams Co. (The)	36,898	10,186,431
		41,287,047

Specialty Stores–0.73%

Signet Jewelers Ltd.	67,749	8,901,541
Staples, Inc.	680,629	8,215,192
Tiffany & Co.	117,771	9,383,993
Tractor Supply Co.	107,247	9,582,520
		36,083,246

Steel–0.19%

Nucor Corp.	223,967	9,283,432

Systems Software–1.03%

CA, Inc.	340,314	9,566,227
Microsoft Corp.	216,961	11,791,830
Oracle Corp.	248,774	9,694,723
Red Hat, Inc. (b)	133,752	10,888,750
Symantec Corp.	471,911	9,240,017
		51,181,547

Technology Hardware, Storage & Peripherals–1.50%

Apple Inc.	82,597	9,771,225
EMC Corp.	383,476	9,717,282
Hewlett Packard Enterprise Co. (b)(d)	682,747	10,145,621
HP Inc.(d)	711,500	8,922,210
NetApp, Inc.	298,718	9,158,694
SanDisk Corp.	171,643	12,679,268
Seagate Technology PLC	192,756	6,927,651
Western Digital Corp.	117,142	7,310,832
		74,632,783

Tires & Rubber–0.22%

Goodyear Tire & Rubber Co. (The)	318,915	11,123,755

Tobacco–0.62%

Altria Group, Inc.	179,378	10,332,173
Philip Morris International Inc.	118,704	10,373,542
Reynolds American Inc.	223,595	10,341,269
		31,046,984

Trading Companies & Distributors–0.59%

Fastenal Co.	243,948	9,899,410
United Rentals, Inc. (b)	135,831	10,685,825
W.W. Grainger, Inc.	42,506	8,524,153
		29,109,388

Trucking–0.35%

J.B. Hunt Transport Services, Inc.	123,216	9,640,420
Ryder System, Inc.	115,210	7,599,251
		17,239,671

Total Common Stocks & Other Equity Interests (Cost $3,891,417,265)		4,910,227,404

	Shares	Value

Money Market Funds–0.95%

Liquid Assets Portfolio –Institutional Class, 0.17% (e)	23,620,665	$23,620,665
Premier Portfolio –Institutional Class, 0.13% (e)	23,620,664	23,620,664
Total Money Market Funds (Cost $47,241,329)		47,241,329

TOTAL INVESTMENTS–99.85% (Cost $3,938,658,594)		4,957,468,733

OTHER ASSETS LESS LIABILITIES–0.15%		7,563,965

NET ASSETS–100.00%		$4,965,032,698

Investment Abbreviations:

REIT	—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. See Note 4.

(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1D and Note 3 .

(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of November 30, 2015.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Equally-Weighted S&P 500 Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2015

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

                                 Invesco Equally-Weighted S&P 500 Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
E.	Collateral – To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

                                 Invesco Equally-Weighted S&P 500 Fund

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of November 30, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$4,957,468,733	$—	$—	$4,957,468,733
Futures Contracts*	126,892	—	—	126,892
Total Investments	$4,957,595,625	$—	$—	$4,957,595,625
*	Unrealized appreciation.

NOTE 3 — Derivative Investments

	Open Futures Contracts – Equity Risk
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation
E-Mini S&P 500 Index	Long	527	December-2015	$54,802,730	$126,892

NOTE 4 — Investments in Affiliates

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Ltd. for the three months ended November 30, 2015.

	Value 08/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value 11/30/15	Dividend Income
Invesco Ltd.	$ 8,621,575	$ 1,393,845	$ (287,420)	$ (233,818)	$ 171,715	$ 9,665,897	$ 75,886

                                 Invesco Equally-Weighted S&P 500 Fund

NOTE 5 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended November 30, 2015 was $491,932,241 and $414,946,429, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,175,967,421
Aggregate unrealized (depreciation) of investment securities	(200,260,108)
Net unrealized appreciation of investment securities	$975,707,313
Cost of investments for tax purposes is $3,981,761,420.

                                 Invesco Equally-Weighted S&P 500 Fund

Invesco Equity and Income Fund

Quarterly Schedule of Portfolio Holdings

November 30, 2015

invesco.com/us	VK-EQI-QTR-1 11/15	Invesco Advisers, Inc.

Schedule of Investments(a)

November 30, 2015

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–64.65%

Aerospace & Defense–0.86%

General Dynamics Corp.	805,607	$117,989,201

Agricultural Products–0.66%

Archer-Daniels-Midland Co.	2,488,156	90,792,812

Application Software–1.24%

Adobe Systems Inc. (b)	950,629	86,944,528
Citrix Systems, Inc. (b)	1,079,113	82,735,594
		169,680,122

Asset Management & Custody Banks–1.71%

Northern Trust Corp.	1,310,261	98,190,959
State Street Corp.	1,874,050	136,018,549
		234,209,508

Automobile Manufacturers–0.61%

General Motors Co.	2,294,380	83,056,556

Biotechnology–0.74%

Amgen Inc.	518,925	83,598,817
Baxalta Inc.	523,344	17,992,567
		101,591,384

Broadcasting–0.18%

CBS Corp. -Class B	500,306	25,255,447

Cable & Satellite–1.59%

Comcast Corp. -Class A	2,161,099	131,524,485
Time Warner Cable Inc.	471,841	87,182,062
		218,706,547

Communications Equipment–1.83%

Cisco Systems, Inc.	5,136,618	139,972,841
Juniper Networks, Inc.	3,681,888	110,935,285
		250,908,126

Construction Machinery & Heavy Trucks–0.48%

Caterpillar Inc.	905,798	65,806,225

Data Processing & Outsourced Services–0.66%

PayPal Holdings, Inc. (b)	2,575,576	90,814,810

Diversified Banks–8.77%

Bank of America Corp.	15,132,179	263,753,880
Citigroup Inc.	7,941,353	429,547,784
Comerica Inc.	1,910,721	88,561,918
JPMorgan Chase & Co.	6,318,083	421,289,774
		1,203,153,356

	Shares	Value

Electric Utilities–0.48%

FirstEnergy Corp.	2,086,362	$65,490,903

Fertilizers & Agricultural Chemicals–0.45%

Mosaic Co. (The)	1,963,383	62,121,438

Food Distributors–0.51%

Sysco Corp.	1,696,438	69,723,602

General Merchandise Stores–1.12%

Target Corp.	2,119,011	153,628,297

Health Care Equipment–1.46%

Baxter International Inc.	2,242,145	84,416,759
Medtronic PLC	1,539,338	115,973,725
		200,390,484

Health Care Services–0.52%

Express Scripts Holding Co. (b)	834,200	71,307,416

Hotels, Resorts & Cruise Lines–1.15%

Carnival Corp.	3,121,104	157,709,385

Household Products–0.81%

Procter & Gamble Co. (The)	1,487,410	111,317,764

Hypermarkets & Super Centers–0.94%

Wal-Mart Stores, Inc.	2,196,099	129,218,465

Industrial Conglomerates–2.26%

General Electric Co.	10,353,873	309,994,958

Industrial Machinery–0.55%

Ingersoll-Rand PLC	1,284,701	75,373,408

Insurance Brokers–1.96%

Aon PLC	974,388	92,313,519
Marsh & McLennan Cos., Inc.	1,737,158	96,064,837
Willis Group Holdings PLC	1,754,309	80,628,042
		269,006,398

Integrated Oil & Gas–3.21%

Exxon Mobil Corp.	957,000	78,148,620
Occidental Petroleum Corp.	1,230,238	92,993,690
Royal Dutch Shell PLC -Class A (United Kingdom)	6,637,498	164,257,274
TOTAL S.A. (France)	2,106,622	104,605,369
		440,004,953

Integrated Telecommunication Services–1.08%

Koninklijke KPN N.V. (Netherlands)	6,359,508	24,194,472
Orange S.A. (France)	1,421,615	24,571,677
Telecom Italia S.p.A. (Italy)(b)	13,281,280	17,174,767

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

	Shares	Value

Integrated Telecommunication Services–(continued)

Telefónica, S.A. (Spain)	1,033,822	$12,707,112
Verizon Communications Inc.	1,515,321	68,871,339
		147,519,367

Internet Software & Services–0.74%

eBay Inc. (b)	3,437,731	101,722,460

Investment Banking & Brokerage–3.14%

Charles Schwab Corp. (The)	3,293,864	111,036,155
Goldman Sachs Group, Inc. (The)	511,985	97,287,390
Morgan Stanley	6,504,048	223,088,846
		431,412,391

IT Consulting & Other Services–0.87%

Amdocs Ltd.	2,105,386	119,101,686

Managed Health Care–0.92%

Anthem, Inc.	523,375	68,237,633
UnitedHealth Group Inc.	518,147	58,400,348
		126,637,981

Movies & Entertainment–0.49%

Time Warner Inc.	437,105	30,588,608
Viacom Inc. -Class B	731,885	36,440,554
		67,029,162

Multi-Utilities–0.48%

PG&E Corp.	1,259,583	66,417,812

Oil & Gas Equipment & Services–1.34%

Baker Hughes Inc.	1,707,140	92,305,060
Weatherford International PLC (b)	8,468,409	91,543,501
		183,848,561

Oil & Gas Exploration & Production–2.70%

Anadarko Petroleum Corp.	764,478	45,792,232
Apache Corp.	2,925,815	143,891,582
Canadian Natural Resources Ltd. (Canada)	3,679,837	89,116,316
Devon Energy Corp.	2,003,508	92,181,403
		370,981,533

Other Diversified Financial Services–0.90%

Voya Financial, Inc.	3,050,837	124,169,066

Packaged Foods & Meats–0.85%

Mondelez International, Inc. -Class A	2,678,236	116,931,784

Pharmaceuticals–4.84%

Eli Lilly and Co.	1,224,220	100,435,009
Merck & Co., Inc.	2,976,063	157,761,100
Novartis AG (Switzerland)	1,263,283	107,781,315
Pfizer Inc.	2,892,415	94,784,439
Sanofi (France)	987,588	87,731,684

	Shares	Value

Pharmaceuticals–(continued)

Teva Pharmaceutical Industries Ltd. -ADR (Israel)	1,846,794	$116,218,746
		664,712,293

Publishing–0.48%

Thomson Reuters Corp.	1,630,318	65,937,903

Railroads–0.63%

CSX Corp.	3,045,685	86,588,825

Regional Banks–4.14%

BB&T Corp.	1,969,026	76,043,784
Citizens Financial Group Inc.	6,299,485	167,755,286
Fifth Third Bancorp	4,793,941	99,090,761
First Horizon National Corp.	3,956,098	58,827,177
PNC Financial Services Group, Inc. (The)	1,740,926	166,275,842
		567,992,850

Security & Alarm Services–0.66%

Tyco International PLC	2,563,587	90,520,257

Semiconductor Equipment–0.70%

Applied Materials, Inc.	5,111,702	95,946,646

Semiconductors–0.85%

Intel Corp.	3,356,341	116,699,977

Specialized Finance–0.47%

CME Group Inc. -Class A	664,418	64,880,418

Systems Software–1.43%

Microsoft Corp.	2,255,012	122,559,902
Symantec Corp.	3,740,418	73,237,385
		195,797,287

Technology Hardware, Storage & Peripherals–0.64%

NetApp, Inc.	2,843,948	87,195,446

Tobacco–0.93%

Philip Morris International Inc.	1,458,603	127,467,316

Wireless Telecommunication Services–0.62%

Vodafone Group PLC –ADR (United Kingdom)	2,548,594	85,530,815
Total Common Stocks & Other Equity Interests (Cost $7,190,801,015)		8,872,293,401

	Principal Amount

Bonds and Notes–20.97%

Advertising–0.03%

Interpublic Group of Cos., Inc. (The), Sr. Unsec. Global Notes, 2.25%, 11/15/2017	$4,145,000	4,143,765

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

	Principal Amount	Value

Aerospace & Defense–0.21%

Boeing Capital Corp., Sr. Unsec. Notes, 2.13%, 08/15/2016	$10,000,000	$10,089,695
L-3 Communications Corp., Sr. Unsec. Gtd. Global Notes, 3.95%, 05/28/2024	4,355,000	4,146,739
Lockheed Martin Corp., Sr. Unsec. Global Notes, 2.13%, 09/15/2016	6,515,000	6,576,335
Northrop Grumman Corp., Sr. Unsec. Global Notes, 3.85%, 04/15/2045	1,938,000	1,738,705
Precision Castparts Corp., Sr. Unsec. Global Notes, 2.50%, 01/15/2023	4,150,000	4,054,870
Rolls-Royce Holdings PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 2.38%, 10/14/2020(c)	2,010,000	1,978,020
		28,584,364

Agricultural & Farm Machinery–0.11%

Deere & Co., Sr. Unsec. Notes, 2.60%, 06/08/2022	14,645,000	14,542,419

Agricultural Products–0.03%

Ingredion Inc., Sr. Unsec. Notes, 6.63%, 04/15/2037	3,940,000	4,691,378

Air Freight & Logistics–0.10%

FedEx Corp., Sr. Unsec. Gtd. Bonds, 4.90%, 01/15/2034	4,310,000	4,471,317
Sr. Unsec. Gtd. Notes, 5.10%, 01/15/2044	8,875,000	9,292,897
		13,764,214

Airlines–0.21%

American Airlines Pass Through Trust, Series 2014-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 3.70%, 10/01/2026	4,257,046	4,280,992
Continental Airlines Pass Through Trust, Series 2009-1, Sr. Sec. First Lien Pass Through Ctfs., 9.00%, 07/08/2016	2,458,226	2,556,862
Series 2010-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 4.75%, 01/12/2021	3,721,291	3,934,103
Series 2012-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 4.15%, 04/11/2024	5,042,481	5,231,574
Delta Air Lines Pass Through Trust, Series 2010-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 6.20%, 07/02/2018	1,891,366	2,036,765
United Airlines Pass Through Trust, Series 2014-2, Class A, Sr. Sec. First Lien Pass Through Ctfs., 3.75%, 09/03/2026	5,455,000	5,547,053

	Principal Amount	Value

Airlines–(continued)

Virgin Australia Pass Through Trust (Australia), Series 2013-1, Class A, Sec. Gtd. Pass Through Ctfs., 5.00%, 10/23/2023(c)	$5,033,409	$5,206,407
		28,793,756

Apparel Retail–0.03%

Ross Stores, Inc., Sr. Unsec. Notes, 3.38%, 09/15/2024	3,638,000	3,577,229

Apparel, Accessories & Luxury Goods–0.14%

Iconix Brand Group Inc., Sr. Unsec. Sub. Conv. Bonds, 1.50%, 03/15/2018	14,571,000	9,662,394
Sr. Unsec. Sub. Conv. Notes, 2.50%, 06/01/2016	10,929,000	9,972,713
		19,635,107

Application Software–0.38%

Citrix Systems, Inc., Sr. Unsec. Conv. Bonds, 0.50%, 04/15/2019	46,415,000	51,491,641

Asset Management & Custody Banks–0.08%

Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/2024(c)	4,260,000	4,274,284
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 5.00%, 06/15/2044(c)	3,975,000	4,102,160
KKR Group Finance Co. III LLC, Sr. Unsec. Gtd. Bonds, 5.13%, 06/01/2044(c)	3,217,000	3,161,153
		11,537,597

Auto Parts & Equipment–0.14%

Johnson Controls, Inc., Sr. Unsec. Notes, 5.50%, 01/15/2016	19,260,000	19,374,000

Automobile Manufacturers–0.24%

Daimler Finance North America LLC (Germany), Sr. Unsec. Gtd. Notes, 1.88%, 01/11/2018(c)	5,220,000	5,210,539
Ford Motor Credit Co. LLC, Sr. Unsec. Global Notes, 2.50%, 01/15/2016	20,370,000	20,410,658
4.13%, 08/04/2025	7,006,000	7,028,461
		32,649,658

Automotive Retail–0.11%

Advance Auto Parts, Inc., Sr. Unsec. Gtd. Notes, 4.50%, 12/01/2023	6,415,000	6,606,918
5.75%, 05/01/2020	7,393,000	8,096,906
		14,703,824

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

	Principal Amount	Value

Biotechnology–0.64%

AbbVie Inc., Sr. Unsec. Global Notes, 4.50%, 05/14/2035	$7,233,000	$7,029,062
Amgen Inc., Sr. Unsec. Notes, 2.30%, 06/15/2016	7,477,000	7,535,545
BioMarin Pharmaceutical Inc., Sr. Unsec. Sub. Conv. Notes, 1.50%, 10/15/2020	21,842,000	27,916,806
Celgene Corp., Sr. Unsec. Global Notes, 4.00%, 08/15/2023	4,735,000	4,894,037
4.63%, 05/15/2044	13,875,000	13,023,332
5.00%, 08/15/2045	1,714,000	1,715,714
Gilead Sciences, Inc., Sr. Unsec. Global Notes, 3.05%, 12/01/2016	19,850,000	20,272,487
4.40%, 12/01/2021	4,988,000	5,423,834
		87,810,817

Brewers–0.12%

Anheuser-Busch InBev Worldwide Inc. (Belgium), Sr. Unsec. Gtd. Global Notes, 2.88%, 02/15/2016	16,582,000	16,656,694

Broadcasting–0.46%

Liberty Media Corp., Sr. Unsec. Conv. Bonds, 1.38%, 10/15/2023	61,171,000	62,814,971

Cable & Satellite–0.33%

CCO Safari II, LLC, Sr. Sec. Gtd. First Lien Notes, 4.46%, 07/23/2022(c)	10,845,000	10,972,656
Comcast Corp., Sr. Unsec. Gtd. Global Notes, 4.25%, 01/15/2033	1,605,000	1,612,123
5.70%, 05/15/2018	4,735,000	5,205,815
Sr. Unsec. Gtd. Notes, 4.40%, 08/15/2035	7,245,000	7,366,288
6.45%, 03/15/2037	2,465,000	3,129,330
Cox Communications, Inc., Sr. Unsec. Notes, 4.70%, 12/15/2042(c)	4,980,000	3,917,699
6.25%, 06/01/2018(c)	3,700,000	4,002,882
8.38%, 03/01/2039(c)	655,000	741,687
NBCUniversal Media LLC, Sr. Unsec. Gtd. Global Notes, 5.15%, 04/30/2020	3,320,000	3,743,244
5.95%, 04/01/2041	3,365,000	4,107,654
		44,799,378

Catalog Retail–0.23%

Liberty Interactive LLC, Sr. Unsec. Conv. Global Deb., 0.75%, 03/30/2023(d)	15,395,000	23,679,435
QVC, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.45%, 08/15/2034	8,810,000	7,710,080
		31,389,515

	Principal Amount	Value

Commodity Chemicals–0.07%

Montell Finance Co. B.V. (Netherlands), Sr. Unsec. Gtd. Deb., 8.10%, 03/15/2027(c)	$7,384,000	$9,417,701

Communications Equipment–0.38%

Ciena Corp., Sr. Unsec. Conv. Notes, 4.00%, 12/15/2020(c)	14,876,000	21,691,068
Viavi Solutions Inc., Sr. Unsec. Conv. Deb., 0.63%, 08/15/2018(d)	31,263,000	30,071,098
		51,762,166

Consumer Finance–0.02%

American Express Co., Unsec. Sub. Global Notes, 3.63%, 12/05/2024	3,423,000	3,407,911

Data Processing & Outsourced Services–0.05%

Xerox Corp., Sr. Unsec. Global Notes, 4.80%, 03/01/2035	7,279,000	6,571,536

Diversified Banks–1.78%

Abbey National Treasury Services PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 4.00%, 04/27/2016	21,928,000	22,223,052
ABN AMRO Bank N.V. (Netherlands), Sr. Unsec. Notes, 1.38%, 01/22/2016(c)	16,795,000	16,814,365
Australia and New Zealand Banking Group Ltd. (Australia), Sr. Unsec. Global Notes, 0.90%, 02/12/2016	9,510,000	9,510,518
Bank of America Corp., Sr. Unsec. Global Notes, 5.75%, 12/01/2017	2,825,000	3,040,536
Sr. Unsec. Medium-Term Global Notes, 5.65%, 05/01/2018	8,680,000	9,418,130
Sr. Unsec. Medium-Term Notes, 1.25%, 01/11/2016	6,465,000	6,468,966
Barclays Bank PLC (United Kingdom), Series BKNT, Sr. Unsec. Global Notes, 6.75%, 05/22/2019	8,500,000	9,780,036
BBVA Bancomer S.A. (Mexico), Sr. Unsec. Notes, 4.38%, 04/10/2024(c)	6,875,000	6,911,482
BNP Paribas S.A. (France), Unsec. Sub. Gtd. Medium-Term Notes, 4.25%, 10/15/2024	5,010,000	5,014,183
Citigroup Inc., Unsec. Sub. Global Notes, 5.30%, 05/06/2044	2,765,000	2,923,487
6.68%, 09/13/2043	8,000,000	9,946,304
Danske Bank A/S (Denmark), Sr. Unsec. Notes, 3.88%, 04/14/2016(c)	9,435,000	9,538,559

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

	Principal Amount	Value

Diversified Banks–(continued)

HBOS PLC (United Kingdom), Unsec. Sub. Medium-Term Global Notes, 6.75%, 05/21/2018(c)	$8,535,000	$9,344,152
HSBC Finance Corp., Sr. Unsec. Global Notes, 5.50%, 01/19/2016	16,910,000	17,013,033
JPMorgan Chase & Co., Unsec. Sub. Global Notes, 4.25%, 10/01/2027	3,640,000	3,664,046
Series V, Jr. Unsec. Sub. Global Notes, 5.00% (e)	6,410,000	6,185,650
Series X, Jr. Unsec. Sub. Global Notes, 6.10% (e)	10,895,000	11,112,900
Series Z, Jr. Unsec. Sub. Global Notes, 5.30% (e)	7,145,000	7,145,000
Lloyds Bank PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 2.30%, 11/27/2018	5,240,000	5,288,648
Mizuho Financial Group Cayman 3 Ltd. (Japan), Unsec. Gtd. Sub. Notes, 4.60%, 03/27/2024(c)	545,000	561,374
Societe Generale S.A. (France), Sr. Unsec. Bonds, 2.63%, 09/16/2020(c)	8,565,000	8,598,926
Unsec. Sub. Notes, 5.00%, 01/17/2024(c)	7,365,000	7,603,733
5.63%, 11/24/2045(c)	7,260,000	7,208,585
Sumitomo Mitsui Banking Corp. (Japan), Sr. Unsec. Gtd. Medium-Term Global Notes, 2.65%, 07/23/2020	7,235,000	7,280,194
Wells Fargo & Co., Sr. Unsec. Global Notes, 1.50%, 01/16/2018	2,070,000	2,074,171
Sr. Unsec. Medium-Term Notes, 3.55%, 09/29/2025	6,840,000	6,908,848
Sr. Unsec. Notes, 3.90%, 05/01/2045	14,525,000	13,507,313
Unsec. Sub. Medium-Term Notes, 4.10%, 06/03/2026	4,515,000	4,602,767
4.65%, 11/04/2044	14,430,000	14,152,655
		243,841,613

Diversified Capital Markets–0.05%

Credit Suisse AG (Switzerland), Unsec. Sub. Notes, 6.50%, 08/08/2023(c)	6,536,000	7,203,375

Diversified Chemicals–0.10%

Eastman Chemical Co., Sr. Unsec. Global Notes, 2.70%, 01/15/2020	8,092,000	8,080,554
Solvay Finance America LLC (Belgium), Sr. Unsec. Gtd. Notes, 4.45%, 12/03/2025(c)	5,166,000	5,159,801
		13,240,355

	Principal Amount	Value

Diversified Metals & Mining–0.07%

Rio Tinto Finance USA Ltd. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 7.13%, 07/15/2028	$2,175,000	$2,647,417
9.00%, 05/01/2019	5,240,000	6,331,927
		8,979,344

Diversified Real Estate Activities–0.03%

Brookfield Asset Management Inc. (Canada), Sr. Unsec. Notes, 4.00%, 01/15/2025	4,515,000	4,518,944

Diversified Support Services–0.03%

Cintas Corp. No. 2, Sr. Unsec. Gtd. Notes, 2.85%, 06/01/2016	4,605,000	4,647,016

Drug Retail–0.17%

CVS Health Corp., Sr. Unsec. Global Bonds, 3.38%, 08/12/2024	3,740,000	3,755,854
CVS Pass Through Trust, Sr. Sec. First Lien Global Pass Through Ctfs., 6.04%, 12/10/2028	8,836,246	9,850,563
Walgreens Boots Alliance Inc., Sr. Unsec. Global Notes, 3.30%, 11/18/2021	6,129,000	6,113,772
4.50%, 11/18/2034	4,519,000	4,164,507
		23,884,696

Electric Utilities–0.22%

Electricite de France S.A. (France), Jr. Unsec. Sub. Notes, 5.63% (c)(e)	8,670,000	8,454,984
Sr. Unsec. Notes, 4.60%, 01/27/2020(c)	2,150,000	2,327,208
4.88%, 01/22/2044(c)	9,110,000	9,124,339
Georgia Power Co., Sr. Unsec. Notes, 3.00%, 04/15/2016	8,795,000	8,865,444
Ohio Power Co., Series M, Sr. Unsec. Notes, 5.38%, 10/01/2021	1,050,000	1,182,237
PPL Electric Utilities Corp., Sr. Sec. First Mortgage Bonds, 6.25%, 05/15/2039	355,000	454,571
		30,408,783

Environmental & Facilities Services–0.03%

Waste Management, Inc., Sr. Unsec. Gtd. Global Notes, 3.90%, 03/01/2035	4,786,000	4,511,099

Fertilizers & Agricultural Chemicals–0.02%

Monsanto Co., Sr. Unsec. Global Notes, 2.13%, 07/15/2019	3,055,000	3,034,820

Food Retail–0.08%

Kraft Heinz Co. (The), Sr. Unsec. Gtd. Notes, 1.60%, 06/30/2017(c)	10,860,000	10,879,271

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

	Principal Amount	Value

General Merchandise Stores–0.21%

Dollar General Corp., Sr. Unsec. Global Notes, 3.25%, 04/15/2023	$3,650,000	$3,483,894
Target Corp., Sr. Unsec. Global Notes, 2.90%, 01/15/2022	9,830,000	10,080,817
Sr. Unsec. Notes, 5.88%, 07/15/2016	14,510,000	14,983,498
		28,548,209

Gold–0.01%

Newmont Mining Corp., Sr. Unsec. Gtd. Global Notes, 3.50%, 03/15/2022	1,423,000	1,281,309

Health Care Distributors–0.22%

McKesson Corp., Sr. Unsec. Global Notes, 2.28%, 03/15/2019	11,085,000	11,112,014
Sr. Unsec. Notes, 3.25%, 03/01/2016	19,600,000	19,720,971
		30,832,985

Health Care Equipment–0.68%

Becton, Dickinson and Co., Sr. Unsec. Global Bonds, 4.88%, 05/15/2044	7,465,000	7,641,394
Sr. Unsec. Global Notes, 1.75%, 11/08/2016	3,740,000	3,765,372
3.88%, 05/15/2024	6,825,000	7,011,718
Sr. Unsec. Notes, 2.68%, 12/15/2019	3,198,000	3,240,698
Edwards Lifesciences Corp., Sr. Unsec. Global Notes, 2.88%, 10/15/2018	7,055,000	7,151,502
Medtronic, Inc., Sr. Unsec. Gtd. Global Notes, 3.15%, 03/15/2022	10,944,000	11,145,780
4.00%, 04/01/2043	5,720,000	5,460,484
4.38%, 03/15/2035	3,883,000	3,991,178
4.63%, 03/15/2044	5,490,000	5,667,640
NuVasive Inc., Sr. Unsec. Conv. Notes, 2.75%, 07/01/2017	13,684,000	18,362,218
Wright Medical Group, Inc., Sr. Unsec. Conv. Notes, 2.00%, 02/15/2020(c)	20,807,000	20,559,917
		93,997,901

Health Care Facilities–0.46%

Brookdale Senior Living Inc., Sr. Unsec. Conv. Notes, 2.75%, 06/15/2018	24,795,000	26,809,594
HealthSouth Corp., Sr. Unsec. Sub. Conv. Notes, 2.00%, 12/01/2020(d)	33,605,000	36,797,475
		63,607,069

	Principal Amount	Value

Health Care REIT’s–0.10%

HCP, Inc., Sr. Unsec. Global Notes, 3.88%, 08/15/2024	$5,085,000	$4,958,831
4.20%, 03/01/2024	4,690,000	4,706,624
Ventas Realty L.P., Sr. Unsec. Gtd. Notes, 5.70%, 09/30/2043	2,080,000	2,276,425
Ventas Realty L.P./Ventas Capital Corp., Sr. Unsec. Gtd. Notes, 4.25%, 03/01/2022	1,905,000	1,979,226
		13,921,106

Health Care Services–0.24%

Express Scripts Holding Co., Sr. Unsec. Gtd. Global Notes, 2.25%, 06/15/2019	5,685,000	5,662,721
Sr. Unsec. Gtd. Notes, 3.13%, 05/15/2016	18,659,000	18,836,895
Laboratory Corp. of America Holdings, Sr. Unsec. Notes, 3.20%, 02/01/2022	6,132,000	6,058,109
4.70%, 02/01/2045	2,694,000	2,476,496
		33,034,221

Homebuilding–0.06%

MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/2043	10,130,000	8,216,681

Hotels, Resorts & Cruise Lines–0.01%

Wyndham Worldwide Corp., Sr. Unsec. Notes, 2.95%, 03/01/2017	1,225,000	1,235,057

Housewares & Specialties–0.09%

Tupperware Brands Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 06/01/2021	12,185,000	12,549,240

Hypermarkets & Super Centers–0.03%

Wal-Mart Stores, Inc., Sr. Unsec. Global Notes, 3.30%, 04/22/2024	3,610,000	3,732,242
6.50%, 08/15/2037	730,000	952,841
		4,685,083

Industrial Machinery–0.17%

Pentair Finance S.A. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 5.00%, 05/15/2021	7,940,000	8,337,985
Valmont Industries, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 10/01/2044	4,195,000	3,667,657
5.25%, 10/01/2054	13,347,000	11,503,819
		23,509,461

Insurance Brokers–0.03%

Marsh & McLennan Cos., Inc., Sr. Unsec. Global Notes, 4.05%, 10/15/2023	3,960,000	4,135,414

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

	Principal Amount	Value

Integrated Oil & Gas–0.29%

BP Capital Markets PLC (United Kingdom), Sr. Unsec. Gtd. Global Notes, 2.24%, 05/10/2019	$5,302,000	$5,330,766
Chevron Corp., Sr. Unsec. Global Notes, 1.37%, 03/02/2018	14,553,000	14,531,120
1.72%, 06/24/2018	5,275,000	5,300,702
Husky Energy Inc. (Canada), Sr. Unsec. Global Notes, 3.95%, 04/15/2022	3,630,000	3,513,007
Petroleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 4.88%, 01/24/2022	7,430,000	7,490,941
Suncor Energy Inc. (Canada), Sr. Unsec. Notes, 3.60%, 12/01/2024	3,379,000	3,382,083
		39,548,619

Integrated Telecommunication Services–0.52%

AT&T Inc., Sr. Unsec. Global Notes, 3.00%, 06/30/2022	5,334,000	5,287,296
3.40%, 05/15/2025	2,967,000	2,883,121
4.50%, 05/15/2035	4,755,000	4,499,267
5.35%, 09/01/2040	2,077,000	2,087,328
6.15%, 09/15/2034	3,675,000	4,046,618
British Telecommunications PLC (United Kingdom), Sr. Unsec. Global Notes, 1.25%, 02/14/2017	5,420,000	5,408,458
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Sr. Unsec. Gtd. Global Notes, 3.80%, 03/15/2022	3,340,000	3,419,061
5.15%, 03/15/2042	1,370,000	1,315,962
Telefonica Emisiones S.A.U. (Spain), Sr. Unsec. Gtd. Global Notes, 7.05%, 06/20/2036	3,600,000	4,383,490
Verizon Communications Inc., Sr. Unsec. Global Notes, 4.40%, 11/01/2034	3,285,000	3,109,842
4.52%, 09/15/2048	19,069,000	17,511,129
5.01%, 08/21/2054	6,727,000	6,322,132
5.15%, 09/15/2023	4,525,000	5,059,681
6.40%, 09/15/2033	1,352,000	1,584,913
6.40%, 02/15/2038	3,500,000	4,098,588
		71,016,886

Investment Banking & Brokerage–1.70%

Goldman Sachs Group, Inc. (The), Sr. Unsec. Global Notes, 5.25%, 07/27/2021	5,510,000	6,148,964
Unsec. Sub. Notes, 4.25%, 10/21/2025	5,807,000	5,835,660
Series 0000, Sr. Unsec. Exchangeable Basket-Linked Conv. Medium-Term Notes, 1.00%, 03/15/2017(c)(f)	61,461,000	88,203,910
1.00%, 09/28/2020(c)(g)	59,890,000	67,664,321

	Principal Amount	Value

Investment Banking & Brokerage–(continued)

Jefferies Group LLC, Sr. Unsec. Conv. Deb., 3.88%, 11/01/2017(d)	$30,876,000	$31,454,925
Lazard Group LLC, Sr. Unsec. Global Notes, 3.75%, 02/13/2025	11,653,000	10,901,673
Macquarie Bank Ltd. (Australia), Sr. Unsec. Notes, 5.00%, 02/22/2017(c)	6,100,000	6,345,138
Morgan Stanley, Sr. Unsec. Global Notes, 6.38%, 07/24/2042	8,140,000	10,296,632
Sr. Unsec. Medium-Term Global Notes, 4.00%, 07/23/2025	6,870,000	7,127,069
		233,978,292

IT Consulting & Other Services–0.04%

Computer Sciences Corp., Sr. Unsec. Global Notes, 4.45%, 09/15/2022	4,954,000	5,047,261

Life & Health Insurance–0.19%

Aegon N.V. (Netherlands), Sr. Unsec. Global Bonds, 4.63%, 12/01/2015	12,442,000	12,442,716
MetLife, Inc., Sr. Unsec. Global Notes, 4.60%, 05/13/2046	5,080,000	5,203,703
Prudential Financial, Inc., Sr. Unsec. Medium-Term Notes, 5.10%, 08/15/2043	4,010,000	4,258,173
Series D, Sr. Unsec. Medium-Term Notes, 6.63%, 12/01/2037	3,475,000	4,378,703
		26,283,295

Managed Health Care–0.08%

Aetna, Inc., Sr. Unsec. Global Notes, 3.95%, 09/01/2020	9,990,000	10,582,317

Movies & Entertainment–0.11%

Live Nation Entertainment, Inc., Sr. Unsec. Conv. Bonds, 2.50%, 05/15/2019	11,374,000	11,850,286
Viacom Inc., Sr. Unsec. Global Deb., 4.85%, 12/15/2034	3,527,000	3,019,220
		14,869,506

Multi-Line Insurance–0.26%

American International Group, Inc., Sr. Unsec. Global Notes, 2.30%, 07/16/2019	3,855,000	3,861,970
4.38%, 01/15/2055	7,405,000	6,650,719
CNA Financial Corp., Sr. Unsec. Global Bonds, 5.88%, 08/15/2020	4,915,000	5,507,614
Sr. Unsec. Notes, 7.35%, 11/15/2019	425,000	495,402
Farmers Exchange Capital III, Unsec. Sub. Notes, 5.45%, 10/15/2054(c)	9,460,000	9,350,642

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

	Principal Amount	Value

Multi-Line Insurance–(continued)

Nationwide Financial Services Inc., Sr. Unsec. Notes, 5.30%, 11/18/2044(c)	$9,220,000	$9,394,539
		35,260,886

Multi-Utilities–0.03%

Enable Midstream Partners L.P., Sr. Unsec. Gtd. Notes, 2.40%, 05/15/2019(c)	4,395,000	4,040,539

Office REIT’s–0.06%

Highwoods Realty L.P., Sr. Unsec. Notes, 3.20%, 06/15/2021	1,650,000	1,614,209
Piedmont Operating Partnership L.P., Sr. Unsec. Gtd. Global Notes, 4.45%, 03/15/2024	6,115,000	6,157,634
		7,771,843

Office Services & Supplies–0.04%

Pitney Bowes Inc., Sr. Unsec. Global Notes, 4.63%, 03/15/2024	5,065,000	5,015,566

Oil & Gas Drilling–0.04%

Noble Holding International Ltd., Sr. Unsec. Gtd. Global Notes, 2.50%, 03/15/2017	1,150,000	1,097,493
Rowan Cos., Inc., Sr. Unsec. Gtd. Notes, 5.40%, 12/01/2042	2,215,000	1,526,697
5.85%, 01/15/2044	4,251,000	3,020,960
		5,645,150

Oil & Gas Equipment & Services–0.07%

Helix Energy Solutions Group, Inc., Sr. Unsec. Conv. Notes, 3.25%, 03/15/2018(d)	11,911,000	10,042,462

Oil & Gas Exploration & Production–0.52%

Cobalt International Energy Inc., Sr. Unsec. Conv. Notes, 2.63%, 12/01/2019	18,562,000	13,573,463
ConocoPhillips Co., Sr. Unsec. Gtd. Global Notes, 2.88%, 11/15/2021	8,738,000	8,712,904
4.15%, 11/15/2034	9,367,000	8,913,820
Devon Energy Corp., Sr. Unsec. Global Notes, 2.25%, 12/15/2018	4,368,000	4,344,118
3.25%, 05/15/2022	1,655,000	1,581,566
Noble Energy, Inc., Sr. Unsec. Global Notes, 5.25%, 11/15/2043	7,940,000	7,325,746
Southwestern Energy Co., Sr. Unsec. Global Notes, 4.10%, 03/15/2022	6,279,000	4,859,456
Stone Energy Corp., Sr. Unsec. Gtd. Conv. Notes, 1.75%, 03/01/2017	24,746,000	22,487,927
		71,799,000

	Principal Amount	Value

Oil & Gas Storage & Transportation–0.73%

Energy Transfer Partners, L.P., Sr. Unsec. Notes, 4.90%, 03/15/2035	$3,640,000	$2,833,190
Enterprise Products Operating LLC, Sr. Unsec. Gtd. Global Bonds, 6.45%, 09/01/2040	555,000	603,330
Sr. Unsec. Gtd. Global Notes, 5.25%, 01/31/2020	2,889,000	3,140,238
Sr. Unsec. Gtd. Notes, 2.55%, 10/15/2019	3,770,000	3,726,604
3.20%, 02/01/2016	21,585,000	21,664,746
Series N, Sr. Unsec. Gtd. Notes, 6.50%, 01/31/2019	4,420,000	4,905,336
Kinder Morgan Inc., Sr. Unsec. Gtd. Notes, 5.30%, 12/01/2034	4,203,000	3,221,034
Plains All American Pipeline L.P./ PAA Finance Corp., Sr. Unsec. Global Notes, 3.65%, 06/01/2022	4,275,000	3,920,801
Spectra Energy Capital LLC, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/2038	2,245,000	2,367,777
Spectra Energy Partners, L.P., Sr. Unsec. Global Notes, 4.50%, 03/15/2045	5,468,000	4,549,917
Sr. Unsec. Notes, 2.95%, 06/15/2016	12,896,000	12,995,847
Sunoco Logistics Partners Operations L.P., Sr. Unsec. Gtd. Notes, 5.30%, 04/01/2044	8,165,000	6,337,853
5.50%, 02/15/2020	5,405,000	5,692,578
Texas Eastern Transmission L.P., Sr. Unsec. Notes, 7.00%, 07/15/2032	3,835,000	4,538,186
Western Gas Partners L.P., Sr. Unsec. Notes, 5.45%, 04/01/2044	9,710,000	8,371,020
Williams Partners L.P., Sr. Unsec. Global Notes, 5.10%, 09/15/2045	6,130,000	4,435,463
5.40%, 03/04/2044	9,000,000	6,674,926
		99,978,846

Other Diversified Financial Services–0.11%

Athene Global Funding, Sec. Notes, 2.88%, 10/23/2018(c)	6,568,000	6,475,884
ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 2.35%, 10/15/2019(c)	9,335,000	9,241,934
		15,717,818

Packaged Foods & Meats–0.37%

General Mills Inc., Sr. Unsec. Global Notes, 0.88%, 01/29/2016	9,115,000	9,116,677
General Mills, Inc., Sr. Unsec. Global Notes, 2.20%, 10/21/2019	8,595,000	8,624,837
Grupo Bimbo S.A.B. de C.V. (Mexico), Sr. Unsec. Gtd. Notes, 3.88%, 06/27/2024(c)	7,565,000	7,427,888

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

	Principal Amount	Value

Packaged Foods & Meats–(continued)

Mead Johnson Nutrition Co., Sr. Unsec. Global Notes, 4.13%, 11/15/2025	$648,000	$656,269
Mondelez International, Inc., Sr. Unsec. Global Notes, 4.13%, 02/09/2016	20,000,000	20,118,590
Tyson Foods, Inc., Sr. Unsec. Gtd. Global Bonds, 4.88%, 08/15/2034	2,136,000	2,197,341
5.15%, 08/15/2044	2,202,000	2,316,644
		50,458,246

Paper Packaging–0.08%

Packaging Corp. of America, Sr. Unsec. Global Notes, 4.50%, 11/01/2023	11,003,000	11,533,873

Paper Products–0.02%

International Paper Co., Sr. Unsec. Global Notes, 6.00%, 11/15/2041	2,855,000	3,087,074

Personal Products–0.10%

Unilever Capital Corp. (Netherlands), Sr. Unsec. Gtd. Global Notes, 2.75%, 02/10/2016	13,005,000	13,059,465

Pharmaceuticals–0.96%

Actavis Funding SCS, Sr. Unsec. Gtd. Global Notes, 1.85%, 03/01/2017	9,281,000	9,301,933
4.85%, 06/15/2044	9,265,000	9,359,067
Allergan, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 04/01/2016	9,117,000	9,257,744
Bayer US Finance LLC (Germany), Sr. Unsec. Gtd. Notes, 3.00%, 10/08/2021(c)	6,079,000	6,148,443
Jazz Investments I Ltd., Sr. Unsec. Gtd. Conv. Bonds, 1.88%, 08/15/2021	14,556,000	15,793,260
Merck & Co., Inc., Sr. Unsec. Global Notes, 0.70%, 05/18/2016	19,405,000	19,428,917
Perrigo Co. PLC, Sr. Unsec. Global Notes, 2.30%, 11/08/2018	3,945,000	3,899,017
Sanofi (France), Sr. Unsec. Global Notes, 2.63%, 03/29/2016	28,540,000	28,743,233
Zoetis Inc., Sr. Unsec. Global Notes, 1.15%, 02/01/2016	25,605,000	25,614,999
4.70%, 02/01/2043	4,101,000	3,566,556
		131,113,169

Property & Casualty Insurance–0.24%

Liberty Mutual Group Inc., Sr. Unsec. Gtd. Bonds, 4.85%, 08/01/2044(c)	6,360,000	6,207,742
Markel Corp., Sr. Unsec. Notes, 5.00%, 03/30/2043	4,185,000	4,261,462

	Principal Amount	Value

Property & Casualty Insurance–(continued)

Old Republic International Corp., Sr. Unsec. Conv. Notes, 3.75%, 03/15/2018	$8,381,000	$10,863,871
Travelers Cos., Inc. (The), Sr. Unsec. Global Notes, 4.60%, 08/01/2043	6,455,000	6,800,875
WR Berkley Corp., Sr. Unsec. Global Notes, 4.63%, 03/15/2022	5,040,000	5,373,794
		33,507,744

Railroads–0.36%

Burlington Northern Santa Fe, LLC, Sr. Unsec. Deb., 5.15%, 09/01/2043	19,380,000	20,744,701
Canadian National Railway Co. (Canada), Sr. Unsec. Notes, 5.80%, 06/01/2016	15,990,000	16,401,543
CSX Corp., Sr. Unsec. Notes, 5.50%, 04/15/2041	1,660,000	1,831,113
Union Pacific Corp., Sr. Unsec. Notes, 4.15%, 01/15/2045	4,410,000	4,370,788
4.85%, 06/15/2044	5,560,000	6,134,893
		49,483,038

Regional Banks–0.62%

BB&T Corp., Series A, Sr. Unsec. Medium-Term Notes, 3.20%, 03/15/2016	17,762,000	17,856,840
Fifth Third Bancorp, Sr. Unsec. Notes, 3.63%, 01/25/2016	27,480,000	27,593,190
PNC Bank, N.A., Series BKNT, Sr. Unsec. Notes, 1.30%, 10/03/2016	16,480,000	16,534,359
SunTrust Banks, Inc., Sr. Unsec. Notes, 3.60%, 04/15/2016	23,334,000	23,519,821
		85,504,210

Reinsurance–0.06%

Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/2023	7,510,000	7,980,607

Renewable Electricity–0.04%

Oglethorpe Power Corp., Sr. Sec. First Mortgage Bonds, 4.55%, 06/01/2044	5,806,000	5,596,702

Research & Consulting Services–0.04%

Verisk Analytics, Inc., Sr. Unsec. Global Notes, 5.50%, 06/15/2045	5,065,000	4,883,807

Semiconductor Equipment–0.38%

Lam Research Corp., Sr. Unsec. Global Notes, 3.80%, 03/15/2025	6,120,000	5,785,034
Series B, Sr. Unsec. Conv. Notes, 1.25%, 05/15/2018	33,039,000	46,956,679
		52,741,713

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

	Principal Amount	Value

Semiconductors–1.13%

Microchip Technology Inc., Sr. Unsec. Sub. Conv. Notes, 1.63%, 02/15/2025(c)	$18,228,000	$18,900,157
Micron Technology, Inc., Series G, Sr. Unsec. Conv. Global Bonds, 3.00%, 11/15/2028(d)	35,244,000	32,292,315
NVIDIA Corp., Sr. Unsec. Conv. Bonds, 1.00%, 12/01/2018	42,110,000	67,770,781
ON Semiconductor Corp., Sr. Unsec. Gtd. Conv. Notes, 1.00%, 12/01/2020(c)	36,461,000	35,503,899
		154,467,152

Soft Drinks–0.51%

Coca-Cola Co. (The), Sr. Unsec. Global Notes, 1.80%, 09/01/2016	17,475,000	17,633,035
Dr Pepper Snapple Group, Inc., Sr. Unsec. Gtd. Global Notes, 2.90%, 01/15/2016	19,450,000	19,502,583
PepsiCo, Inc., Sr. Unsec. Global Notes, 3.60%, 03/01/2024	6,320,000	6,614,714
Sr. Unsec. Notes, 2.50%, 05/10/2016	25,410,000	25,632,694
		69,383,026

Specialized Finance–0.35%

Air Lease Corp., Sr. Unsec. Global Notes, 2.63%, 09/04/2018	8,760,000	8,683,350
4.25%, 09/15/2024	4,355,000	4,286,953
Aviation Capital Group Corp., Sr. Unsec. Notes, 2.88%, 09/17/2018(c)	7,805,000	7,760,699
4.88%, 10/01/2025(c)	7,745,000	7,863,390
Intercontinental Exchange, Inc., Sr. Unsec. Gtd. Global Notes, 3.75%, 12/01/2025	7,250,000	7,299,253
Moody’s Corp., Sr. Unsec. Global Notes, 4.50%, 09/01/2022	9,185,000	9,824,368
National Rural Utilities Cooperative Finance Corp., Sr. Sec. Collateral Trust Bonds, 3.05%, 02/15/2022	2,550,000	2,587,731
		48,305,744

Specialty Stores–0.05%

GNC Holdings, Inc., Sr. Unsec. Gtd. Conv. Notes, 1.50%, 08/15/2020(c)	9,227,000	7,450,802

Steel–0.07%

ArcelorMittal (Luxembourg), Sr. Unsec. Global Bonds, 10.85%, 06/01/2019	7,005,000	7,477,838
Sr. Unsec. Global Notes, 6.13%, 06/01/2018	390,000	381,225
7.75%, 03/01/2041	2,225,000	1,682,656
		9,541,719

	Principal Amount	Value

Systems Software–0.38%

FireEye, Inc., Series A, Sr. Unsec. Conv. Notes, 1.00%, 06/01/2020(c)(d)	$10,953,000	$9,392,197
Series B, Sr. Unsec. Conv. Notes, 1.63%, 06/01/2022(c)(d)	10,953,000	8,954,078
Microsoft Corp., Sr. Unsec. Global Notes, 3.50%, 02/12/2035	4,259,000	3,925,278
NetSuite Inc., Sr. Unsec. Conv. Notes, 0.25%, 06/01/2018	23,004,000	23,176,530
Oracle Corp., Sr. Unsec. Global Notes, 4.30%, 07/08/2034	6,045,000	6,061,678
		51,509,761

Technology Hardware, Storage & Peripherals–0.54%

Apple Inc., Sr. Unsec. Global Notes, 2.15%, 02/09/2022	7,303,000	7,153,986
Hewlett Packard Enterprise Co., Sr. Unsec. Gtd. Notes, 2.85%, 10/05/2018(c)	14,555,000	14,599,000
6.20%, 10/15/2035(c)	7,270,000	7,056,880
SanDisk Corp., Sr. Unsec. Conv. Bonds, 0.50%, 10/15/2020	37,991,000	39,439,407
Seagate HDD Cayman, Sr. Unsec. Gtd. Global Bonds, 4.75%, 01/01/2025	890,000	757,612
Sr. Unsec. Gtd. Notes, 5.75%, 12/01/2034(c)	7,094,000	5,533,320
		74,540,205

Thrifts & Mortgage Finance–0.40%

MGIC Investment Corp., Sr. Unsec. Conv. Notes, 2.00%, 04/01/2020	6,962,000	10,277,652
5.00%, 05/01/2017	24,396,000	25,676,790
Radian Group Inc., Sr. Unsec. Conv. Notes, 2.25%, 03/01/2019	4,063,000	5,556,153
3.00%, 11/15/2017	10,019,000	13,243,866
		54,754,461

Tobacco–0.22%

Philip Morris International Inc., Sr. Unsec. Global Bonds, 1.25%, 08/11/2017	2,167,000	2,172,220
Sr. Unsec. Global Notes, 2.50%, 05/16/2016	10,825,000	10,918,073
3.60%, 11/15/2023	3,940,000	4,106,621
4.88%, 11/15/2043	11,740,000	12,566,590
		29,763,504

Trucking–0.05%

Penske Truck Leasing Co., L.P./PTL Finance Corp., Sr. Unsec. Notes, 2.50%, 03/15/2016(c)	7,435,000	7,464,614

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

	Principal Amount	Value

Wireless Telecommunication Services–0.21%

America Movil S.A.B. de C.V. (Mexico), Sr. Unsec. Global Notes, 4.38%, 07/16/2042	$6,610,000	$6,077,023
Sr. Unsec. Gtd. Global Notes, 2.38%, 09/08/2016	4,450,000	4,482,963
Crown Castle Towers LLC, Sr. Sec. Gtd. First Lien Notes, 4.88%, 08/15/2020(c)	5,425,000	5,834,216
6.11%, 01/15/2020(c)	6,300,000	6,928,561
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 4.50%, 03/15/2043	6,080,000	5,782,217
		29,104,980
Total Bonds and Notes (Cost $2,794,328,207)		2,878,656,595

U.S. Treasury Securities–6.01%

U.S. Treasury Bills–0.01%

0.29%, 05/26/2016(h)(i)	1,865,000	1,861,469

U.S. Treasury Notes–5.52%

2.00%, 04/30/2016	17,445,000	17,562,573
1.75%, 05/31/2016	950,000	956,258
0.50%, 04/30/2017	48,000,000	47,793,360
0.88%, 04/30/2017	2,000,000	2,001,703
0.88%, 11/30/2017	49,150,000	49,099,879
1.25%, 11/15/2018	95,780,000	95,865,231
1.25%, 01/31/2019	23,000,000	22,973,916
3.63%, 08/15/2019	58,350,000	62,980,650
3.38%, 11/15/2019	10,000,000	10,731,184
1.63%, 11/30/2020	254,772,000	254,483,948
2.00%, 11/30/2022	10,661,000	10,667,731
2.25%, 11/15/2025	181,349,600	181,985,069
		757,101,502

U.S. Treasury Bonds–0.48%

2.88%, 08/15/2045	66,817,600	65,351,225
Total U.S. Treasury Securities (Cost $817,109,114)		824,314,196

	Shares

Preferred Stocks–0.92%

Asset Management & Custody Banks–0.20%

AMG Capital Trust II, $2.58, Jr. Unsec. Gtd. Sub. Conv. Pfd.	438,000	25,842,000
State Street Corp., Series D, 5.90%, Pfd.	55,128	1,507,751
		27,349,751

Diversified Banks–0.03%

Wells Fargo & Co., 5.85%, Pfd.	142,800	3,684,240

Oil & Gas Storage & Transportation–0.29%

El Paso Energy Capital Trust I, $2.38, Jr. Unsec. Gtd. Sub. Conv. Pfd.	875,900	40,098,702

	Shares	Value

Regional Banks–0.40%

KeyCorp, Series A, $7.75, Conv. Pfd.	427,098	$55,736,289
Total Preferred Stocks (Cost $103,636,395)		126,868,982

	Principal Amount

U.S. Government Sponsored Agency Securities–0.41%

Federal Home Loan Mortgage Corp. (FHLMC)–0.34%

Unsec. Global Notes, 4.88%, 06/13/2018	$33,680,000	36,767,631
6.75%, 03/15/2031	7,000,000	10,146,290
		46,913,921

Federal National Mortgage Association (FNMA)–0.07%

Federal National Mortgage Association, Unsec. Global Notes, 6.63%, 11/15/2030	6,315,000	9,023,570
Total U.S. Government Sponsored Agency Securities (Cost $55,447,058)		55,937,491

Municipal Obligations–0.07%

Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable Build America RB, 6.64%, 04/01/2057	2,600,000	3,149,848
Series 2010, Class A, Taxable Build America RB, 6.66%, 04/01/2057	4,980,000	5,937,305
Total Municipal Obligations (Cost $7,640,528)		9,087,153

U.S. Government Sponsored Agency Mortgage-Backed Securities–0.00%

Federal Home Loan Mortgage Corp. (FHLMC)–0.00%

Pass Through Ctfs., 6.50%, 05/01/2029	2	2
5.50%, 02/01/2037	61	67
		69

Federal National Mortgage Association (FNMA)–0.00%

Pass Through Ctfs., 7.00%, 07/01/2018 to 07/01/2032	38,823	41,274
5.50%, 03/01/2021	93	99
8.00%, 08/01/2021	2,495	2,602
		43,975

Government National Mortgage Association (GNMA)–0.00%

Pass Through Ctfs., 8.00%, 04/15/2026 to 01/20/2031	29,922	32,531
7.50%, 12/20/2030	2,040	2,525
		35,056
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $75,567)		79,100

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

	Shares	Value

Money Market Funds–6.19%

Liquid Assets Portfolio –Institutional Class, 0.17% (j)	425,160,460	$425,160,460
Premier Portfolio –Institutional Class, 0.13% (j)	425,160,460	425,160,460
Total Money Market Funds (Cost $850,320,920)		850,320,920
TOTAL INVESTMENTS–99.22% (Cost $11,819,358,804)		13,617,557,838
OTHER ASSETS LESS LIABILITIES–0.78%		106,754,074
NET ASSETS–100.00%		$13,724,311,912

Investment Abbreviations:

ADR	—American Depositary Receipt
Conv.	—Convertible
Ctfs.	—Certificates
Deb.	—Debentures
Gtd.	—Guaranteed
Jr.	—Junior
Pfd.	—Preferred
RB	—Revenue Bonds
REIT	—Real Estate Investment Trust
Sec.	—Secured
Sr.	—Senior
Sub.	—Subordinated
Unsec.	—Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at November 30, 2015 was $568,709,120, which represented 4.14% of the Fund’s Net Assets.

(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.

(e)	Perpetual bond with no specified maturity date.

(f)	Exchangeable for a basket of four common stocks and one ordinary Share.

(g)	Exchangeable for a basket of five common shares.

(h)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(i)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1F and Note 3.

(j)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of November 30, 2015.

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2015

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

Invesco Equity and Income Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

Invesco Equity and Income Fund

E.	Forward Foreign Currency Contracts – (continued)

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
G.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco Equity and Income Fund

The following is a summary of the tiered valuation input levels, as of November 30, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$9,615,421,192	$234,062,111	$—	$9,849,483,303
U.S. Treasury Securities	—	824,314,196	—	824,314,196
Corporate Debt Securities	—	2,878,656,595	—	2,878,656,595
U.S. Government Sponsored Agency Securities	—	56,016,591	—	56,016,591
Municipal Obligations	—	9,087,153	—	9,087,153
	9,615,421,192	4,002,136,646	—	13,617,557,838
Forward Foreign Currency Contracts*	—	16,936,527	—	16,936,527
Futures Contracts*	(86,646)	—	—	(86,646)
Total Investments	$9,615,334,546	$4,019,073,173	$—	$13,634,407,719

* Unrealized appreciation (depreciation).

NOTE 3 — Derivative Investments

Open Forward Foreign Currency Contracts
Settlement Date		Contract to				Notional Value	Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
12/11/15	Bank of New York Mellon (The)	CAD	77,223,573	USD	58,888,830	$57,826,871	$1,061,959
12/11/15	Bank of New York Mellon (The)	CHF	42,951,469	USD	43,390,143	41,790,724	1,599,419
12/11/15	Bank of New York Mellon (The)	EUR	98,054,336	USD	107,418,035	103,637,945	3,780,090
12/11/15	Bank of New York Mellon (The)	GBP	63,913,131	USD	98,422,067	96,271,207	2,150,860
12/11/15	Bank of New York Mellon (The)	ILS	165,305,435	USD	42,632,842	42,705,920	(73,078)
12/11/15	State Street Bank & Trust Co.	CAD	77,223,475	USD	58,888,980	57,826,798	1,062,182
12/11/15	State Street Bank & Trust Co.	CHF	42,951,659	USD	43,390,774	41,790,910	1,599,864
12/11/15	State Street Bank & Trust Co.	EUR	98,054,030	USD	107,408,385	103,637,622	3,770,763
12/11/15	State Street Bank & Trust Co.	GBP	63,913,331	USD	98,377,636	96,271,509	2,106,127
12/11/15	State Street Bank & Trust Co.	ILS	165,305,345	USD	42,633,369	42,705,897	(72,528)
12/11/15	State Street Bank & Trust Co.	USD	1,553,757	CAD	2,073,062	1,552,359	(1,398)
12/11/15	State Street Bank & Trust Co.	USD	1,114,745	CHF	1,130,266	1,099,721	(15,024)
12/11/15	State Street Bank & Trust Co.	USD	2,719,265	EUR	2,550,880	2,696,138	(23,127)
12/11/15	State Street Bank & Trust Co.	USD	1,649,250	GBP	1,088,553	1,639,668	(9,582)
Total Forward Foreign Currency Contracts – Currency Risk							$16,936,527

Currency Abbreviations:
CAD	—	Canadian Dollar	CHF	—	Swiss Franc

EUR	—	Euro	GBP	—	British Pound Sterling

ILS	—	Israeli Shekel	USD	—	U.S. Dollar

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5 Year Notes	Short	536	March-2016	$(63,612,313)	$(9,543)
U.S. Treasury 10 Year Notes	Short	875	March-2016	(110,632,812)	(77,103)
Total Futures Contracts – Interest Rate Risk					$(86,646)

Invesco Equity and Income Fund

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended November 30, 2015 was $690,663,768 and $835,997,158, respectively. During the same period, purchases and sales of long-term U.S. Treasury obligations were $1,851,738,287 and $1,858,840,310, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$2,140,946,379
Aggregate unrealized (depreciation) of investment securities	(403,020,496)
Net unrealized appreciation of investment securities	$1,737,925,883
Cost of investments for tax purposes is $11,879,631,955.

Invesco Equity and Income Fund

Invesco Floating Rate Fund Quarterly Schedule of Portfolio Holdings November 30, 2015

invesco.com/us	FLR-QTR-1 11/15	Invesco Advisers, Inc.

Schedule of Investments

November 30, 2015

(Unaudited)

	Interest Rate	Maturity Date		Principal Amount (000)*	Value

Variable Rate Senior Loan Interests–88.06%(a)(b)

Aerospace & Defense–2.27%

BE Aerospace Inc., Term Loan	4.00%	12/16/2021		$1,961	$1,965,850
Camp International Holding Co.,
First Lien Term Loan	4.75%	05/31/2019		3,668	3,610,201
Second Lien Term Loan	8.25%	11/30/2019		258	253,460
Consolidated Aerospace Manufacturing, LLC, Term Loan	4.75%	08/11/2022		2,293	2,218,576
Element Materials Technology Group US Holdings Inc., Term Loan B	5.00%	08/06/2021		959	953,778
IAP Worldwide Services,
Revolver Loan(c)	0.00%	07/18/2018		877	859,152
Second Lien Term Loan (Acquired 08/18/14; Cost $947,693)	8.00%	07/18/2019		1,023	1,028,340
Landmark U.S. Holdings LLC,
Canadian Term Loan	4.75%	10/25/2019		287	286,461
First Lien Term Loan	4.75%	10/25/2019		7,223	7,217,869
Second Lien Term Loan	8.25%	10/25/2020		696	696,422
PRV Aerospace, LLC, Term Loan	6.50%	05/09/2018		1,920	1,888,840
Transdigm Inc.,
Term Loan C	3.75%	02/28/2020		11,557	11,298,984
Term Loan D	3.75%	06/04/2021		6,992	6,832,584
Term Loan E	3.50%	05/14/2022		10,205	9,909,604
					49,020,121

Air Transport–0.60%

American Airlines, Inc., Term Loan	3.25%	06/26/2020		5,258	5,205,945
Delta Air Lines, Inc., Revolver Loan (c)	0.00%	10/18/2017		1,145	1,124,822
Gol LuxCo S.A. (Luxembourg), Term Loan	6.50%	08/31/2020		5,842	5,724,821
United Continental Holdings, Inc., Term Loan B-1	3.50%	09/15/2021		957	950,315
					13,005,903

Automotive–4.19%

Affinia Group Inc., Term Loan B-2	4.75%	04/27/2020		4,077	4,067,035
Allison Transmission, Inc., Term Loan B-3	3.50%	08/23/2019		1,073	1,069,328
American Tire Distributors, Inc., Term Loan	5.25%	09/01/2021		7,480	7,500,151
Autoparts Holdings Ltd., First Lien Term Loan	7.00%	07/29/2017		1,283	987,616
BBB Industries, LLC,
First Lien Term Loan	6.00%	11/03/2021		2,000	1,993,223
Second Lien Term Loan	9.75%	11/03/2022		1,030	991,189
Britax Group Ltd., Term Loan	4.50%	10/15/2020		1,768	1,256,615
Dealer Tire, LLC, Term Loan	5.50%	12/22/2021		2,177	2,182,663
Dexter Axle Co., Term Loan	4.50%	02/28/2020		3,438	3,415,360
FCA US LLC, Term Loan	3.50%	05/24/2017		2,028	2,026,349
Federal-Mogul Corp., Term Loan C	4.75%	04/15/2021		28,628	25,729,212
Gates Global, LLC, Term Loan	4.25%	07/05/2021		8,914	8,355,145
Goodyear Tire & Rubber Co., Second Lien Term Loan	3.75%	04/30/2019		1,462	1,465,768
Midas Intermediate Holdco II, LLC,
Delayed Draw Term Loan(c)	0.00%	08/18/2021		171	169,760
Term Loan	4.50%	08/18/2021		3,173	3,150,812
MPG Holdco I Inc., Term Loan B-1	3.75%	10/20/2021		3,067	3,030,905
Nelson Bidco Ltd. (United Kingdom), Second Lien Term Loan (d)	—	12/17/2022	GBP	2,750	4,165,919
TI Group Automotive Systems, LLC, Term Loan	4.50%	06/25/2022		4,482	4,431,820
Tower Automotive Holdings USA, LLC, Term Loan	4.00%	04/23/2020		5,904	5,819,467
Transtar Holding Co.,
First Lien Term Loan	5.75%	10/09/2018		4,638	4,035,415
Second Lien Term Loan	10.00%	10/09/2019		1,654	1,488,255

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)*	Value

Automotive–(continued)

Wand Intermediate I L.P.,
First Lien Term Loan	4.75%	09/17/2021		$1,975	$1,958,884
Second Lien Term Loan	8.25%	09/19/2022		1,406	1,363,870
					90,654,761

Beverage and Tobacco–0.07%

Winebow Holdings, Inc., Second Lien Term Loan	8.50%	12/31/2021		1,508	1,432,770

Building & Development–2.40%

ABC Supply Co., Inc., Term Loan B	3.50%	04/16/2020		2,455	2,440,865
Beacon Roofing Supply, Inc., Term Loan	4.00%	10/01/2022		1,861	1,855,058
Capital Automotive L.P., Second Lien Term Loan	6.00%	04/30/2020		4,080	4,120,325
Distribution International, Inc., First Lien Term Loan	6.00%	12/15/2021		1,598	1,490,421
HD Supply, Inc., Incremental Term Loan	3.75%	08/13/2021		410	406,292
Lake at Las Vegas Joint Venture, LLC,
Exit Revolver Loan(c)	0.00%	02/28/2017		13	9,591
PIK Exit Revolver Loan(e)	5.00%	02/28/2017		155	116,950
Mannington Mills, Inc., Term Loan	4.75%	10/01/2021		692	653,987
Mueller Water Products, Inc., Term Loan	4.00%	11/25/2021		105	105,149
Nortek, Inc., Incremental Term Loan 1	3.50%	10/30/2020		3,408	3,354,232
Quikrete Holdings, Inc., First Lien Term Loan	4.00%	09/28/2020		9,428	9,396,438
Re/Max International, Inc., Term Loan	4.25%	07/31/2020		2,741	2,727,257
Realogy Corp.,
Synthetic LOC	4.44%	10/10/2016		—	286
Term Loan B	3.75%	03/05/2020		25,270	25,206,833
					51,883,684

Business Equipment & Services–8.99%

Accelya International S.A. (Luxembourg),
Term Loan A-1 (Acquired 03/06/14; Cost $726,028)	5.08%	03/06/2020		729	727,706
Term Loan A-2 (Acquired 03/06/14; Cost $2,103,730)	5.08%	01/20/2020		2,111	2,108,526
Acosta, Inc., Term Loan B-1	4.25%	09/26/2021		2,955	2,838,582
Asurion LLC,
Incremental Term Loan B-1	5.00%	05/24/2019		211	199,231
Incremental Term Loan B-2	4.25%	07/08/2020		19,804	18,348,431
Incremental Term Loan B-4	5.00%	08/04/2022		2,650	2,459,598
Second Lien Term Loan	8.50%	03/03/2021		26,669	23,695,001
AVSC Holding Corp., First Lien Term Loan	4.50%	01/24/2021		1,592	1,546,317
Brickman Group Ltd. LLC,
First Lien Term Loan	4.00%	12/18/2020		1,714	1,673,513
Second Lien Term Loan	7.50%	12/17/2021		1,110	1,054,581
Caraustar Industries, Inc.,
Incremental Term Loan	8.00%	05/01/2019		326	325,115
Term Loan	8.00%	05/01/2019		5,778	5,779,232
Checkout Holding Corp.,
Second Lien Term Loan	7.75%	04/11/2022		4,379	2,700,099
Term Loan B	4.50%	04/09/2021		7,473	6,352,338
Connolly, LLC, Second Lien Term Loan	8.00%	05/14/2022		3,931	3,912,782
Crossmark Holdings, Inc.,
First Lien Term Loan	4.50%	12/20/2019		4,578	3,937,205
Second Lien Term Loan	8.75%	12/21/2020		576	449,616
Dream Secured Bondco AB (Sweden), Term Loan B-1 (d)	—	10/21/2022	EUR	892	945,798
Emdeon Inc., Term Loan B-2	3.75%	11/02/2018		4,554	4,517,790
Expert Global Solutions, Inc., First Lien Term Loan B	8.50%	04/03/2018		3,809	3,797,872
First Data Corp.,
Term Loan	3.71%	03/24/2018		23,999	23,782,797
Term Loan	3.71%	09/24/2018		1,766	1,752,070
Term Loan	3.96%	07/08/2022		12,820	12,686,792

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)*	Value

Business Equipment & Services–(continued)

Genesys Telecom Holdings, U.S., Inc.,
Term Loan	4.00%	02/08/2020		$783	$773,798
Term Loan 2	4.50%	11/13/2020		5,032	5,010,265
Inmar, Inc.,
Second Lien Term Loan	8.00%	01/27/2022		306	299,301
Term Loan	4.25%	01/27/2021		553	542,546
Karman Buyer Corp.,
Second Lien Term Loan	7.50%	07/25/2022		2,541	2,337,459
Term Loan	4.25%	07/23/2021		5,109	4,963,116
Kronos Inc., Second Lien Term Loan	9.75%	04/30/2020		1,710	1,733,631
Learning Care Group (US) No. 2 Inc., Term Loan	5.00%	05/05/2021		1,917	1,913,619
LS Deco LLC, Term Loan B	5.50%	05/21/2022		1,781	1,780,826
Nuance Communications, Inc., Term Loan C	2.99%	08/07/2019		6,044	5,983,409
Prime Security Services Borrower, LLC,
First Lien Term Loan B	5.00%	07/01/2021		2,530	2,509,027
Second Lien Term Loan B	9.75%	07/01/2022		1,317	1,297,701
Sensus USA, Inc., First Lien Term Loan	4.50%	05/09/2017		3,322	3,271,729
ServiceMaster Co., (The), Term Loan	4.25%	07/01/2021		1,400	1,395,231
Spin Holdco Inc., First Lien Term Loan	4.25%	11/14/2019		16,886	16,463,623
Stiphout Finance LLC,
Second Lien Term Loan (Acquired 07/21/15; Cost $1,014,784)	9.00%	10/26/2023		1,020	1,017,292
Term Loan	4.75%	10/26/2022		1,989	1,979,234
TNS Inc.,
First Lien Term Loan	5.00%	02/14/2020		3,957	3,918,972
Second Lien Term Loan	9.00%	08/14/2020		241	235,328
Trans Union LLC, Term Loan B-2	3.50%	04/09/2021		9,030	8,821,922
Wash MultiFamily Acquisition Inc.,
First Lien Canadian Term Loan	4.25%	05/14/2022		356	348,746
First Lien Term Loan	4.25%	05/14/2022		2,031	1,991,363
Second Lien Canadian Term Loan (Acquired 05/04/15; Cost $38,679)	8.00%	05/12/2023		39	37,790
Second Lien Term Loan (Acquired 05/04/15; Cost $220,842)	8.00%	05/14/2023		222	215,763
					194,432,683

Cable & Satellite Television–5.49%

Altice Financing SA (Luxembourg),
Euro Term Loan(d)	—	02/04/2022	EUR	998	1,044,033
Term Loan	5.50%	07/02/2019		1,206	1,209,626
Term Loan	5.25%	02/04/2022		3,865	3,851,609
Cequel Communications, LLC, Revolver Loan (c)	0.00%	02/14/2017		9,469	8,616,689
Charter Communications Operating, LLC, Term Loan I	3.50%	01/24/2023		15,588	15,580,993
CSC Holdings, LLC, Term Loan	5.00%	10/09/2022		15,156	15,145,408
ION Media Networks, Inc., Term Loan B-1	4.75%	12/18/2020		1,552	1,551,731
MCC Iowa LLC,
Term Loan H	3.25%	01/29/2021		3,235	3,201,071
Term Loan J	3.75%	06/30/2021		1,849	1,832,117
Mediacom Illinois LLC,
Term Loan E	3.16%	10/23/2017		1,908	1,895,730
Term Loan G	3.50%	06/30/2021		2,238	2,217,191
Quebecor Media Inc. (Canada), Term Loan B-1	3.25%	08/17/2020		2,461	2,403,639
Telenet BidCo N.V. (Belgium), Term Loan AA (d)	—	06/30/2023	EUR	2,000	2,073,479
Virgin Media Investment Holdings Ltd. (United Kingdom), Term Loan F	3.50%	06/30/2023		13,995	13,804,565
WideOpenWest Finance, LLC,
Term Loan B	4.50%	04/01/2019		3,888	3,797,163
Term Loan B-1	3.75%	07/17/2017		918	904,820
YPSO Holding SA (France),
Term Loan B-5	4.56%	07/31/2022		2,224	2,174,577
Term Loan B-6	4.75%	01/14/2023		16,285	15,969,496
Term Loan B-6	4.75%	01/14/2023	EUR	3,150	3,301,091

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)*	Value

Cable & Satellite Television–(continued)

Ziggo B.V. (Netherlands),
Term Loan B-1	3.50%	01/15/2022	$6,854	$6,699,559
Term Loan B-2	3.50%	01/15/2022	4,417	4,317,322
Term Loan B-3	3.50%	01/15/2022	7,264	7,100,453
				118,692,362

Chemicals & Plastics–3.24%

Allnex & Cy S.C.A.,
Term Loan B-1	4.50%	10/03/2019	565	560,525
Term Loan B-2	4.50%	10/03/2019	293	290,839
Ascend Performance Materials Operations LLC, Term Loan B	6.75%	04/10/2018	1,965	1,842,508
Charter NEX US Holdings, Inc., First Lien Term Loan	5.25%	02/07/2022	831	829,988
Chemours Co. (The), Term Loan B	3.75%	05/12/2022	775	719,209
Chemstralia Finco LLC, Term Loan	7.25%	02/28/2022	4,186	4,123,323
Chromaflo Technologies Corp.,
First Lien Term Loan B (Acquired 11/21/13; Cost $344,160)	4.50%	12/02/2019	345	332,672
Second Lien Term Loan	8.25%	06/02/2020	815	758,008
Colouroz Investment LLC (Germany),
First Lien Term Loan B-2	4.50%	09/07/2021	3,523	3,483,178
Second Lien Term Loan B-2	8.25%	09/06/2022	4,949	4,775,742
Term Loan C	4.50%	09/07/2021	582	575,810
Constantinople Acquisition GmbH (Austria),
Term Loan B-1	4.75%	04/29/2022	274	273,774
Term Loan B-2	4.75%	04/29/2022	1,406	1,405,869
Eco Services Operations LLC, Term Loan	4.75%	12/01/2021	2,184	2,167,821
Ferro Corp., Term Loan (Acquired 08/04/14; Cost $1,349,782)	4.00%	07/31/2021	1,355	1,350,242
Gemini HDPE LLC, Term Loan	4.75%	08/07/2021	1,602	1,597,041
HII Holding Corp., First Lien Term Loan	4.25%	12/20/2019	2,020	2,002,725
Huntsman International LLC, Incremental Term Loan 1	3.75%	10/01/2021	2,273	2,258,488
Ineos Holdings Ltd.,
Term Loan	3.75%	05/04/2018	8,235	8,099,071
Term Loan 1	2.73%	12/31/2016	961	955,889
MacDermid, Inc.,
First Lien Term Loan B	4.50%	06/07/2020	607	590,346
Term Loan B-2	4.75%	06/07/2020	1,301	1,263,729
Term Loan B-3(d)	—	06/07/2020	1,654	1,612,423
OMNOVA Solutions, Inc., Term Loan B-1	4.25%	05/31/2018	2,500	2,496,693
Otter Products, LLC, Term Loan B	5.75%	06/03/2020	6,157	5,903,281
Oxea Finance LLC,
First Lien Term Loan B-2	4.25%	01/15/2020	5,479	5,263,328
Second Lien Term Loan	9.50%	07/15/2020	1,557	1,422,233
Prolampac Intermediate Inc.,
Second Lien Term Loan	9.25%	08/18/2023	1,289	1,257,013
Term Loan	5.00%	08/18/2022	2,835	2,824,838
Royal Holdings, Inc., Second Lien Term Loan	8.50%	06/19/2023	660	658,497
Styrolution US Holding LLC, First Lien Term Loan B-1	6.50%	11/07/2019	6,939	6,948,090
Tata Chemicals North America Inc., Term Loan	3.75%	08/07/2020	1,453	1,420,556
				70,063,749

Clothing & Textiles–0.95%

ABG Intermediate Holdings 2 LLC,
First Lien Term Loan	5.50%	05/27/2021	4,308	4,273,244
Delayed Draw Incremental Term Loan 1(c)	0.00%	05/27/2021	328	325,373
Second Lien Delayed Draw Incremental Term Loan 1(c)	0.00%	05/27/2022	98	97,704
Second Lien Term Loan	9.50%	05/27/2022	2,243	2,234,287
Ascena Retail Group, Inc., Term Loan B	5.25%	08/21/2022	12,877	11,524,796
Varsity Brands Holding Co., Inc., Term Loan	5.00%	12/11/2021	2,219	2,220,181
				20,675,585

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)*	Value

Conglomerates–0.50%

CeramTec Acquisition Corp.,
Term Loan B-1	4.25%	08/30/2020		$2,731	$2,714,334
Term Loan B-2	4.25%	08/30/2020		285	282,778
Term Loan B-3	4.25%	08/30/2020		831	825,987
Epiq Systems, Inc., Term Loan	4.50%	08/27/2020		5,336	5,282,960
Jarden Corp., Term Loan B-2	2.98%	07/30/2022		35	34,597
Penn Engineering & Manufacturing Corp., Incremental Term Loan B	4.00%	08/30/2021		124	123,607
Spectrum Brands, Inc., Term Loan	3.50%	06/23/2022		1,628	1,628,795
					10,893,058

Containers & Glass Products–1.64%

Berlin Packaging, LLC,
Second Lien Term Loan	7.75%	10/01/2022		760	744,964
Term Loan	4.50%	10/01/2021		3,018	2,992,698
Berry Plastics Group, Inc.,
Term Loan D	3.50%	02/08/2020		13,494	13,271,856
Term Loan F	4.00%	10/01/2022		646	642,413
BWAY Holding Co., Term Loan	5.50%	08/14/2020		902	878,878
Consolidated Container Co. LLC, Term Loan	5.00%	07/03/2019		510	478,444
Duran Group (Germany), Term Loan C (Acquired 07/15/15; Cost $2,621,199)	8.25%	11/28/2019		2,621	2,627,752
Hoffmaster Group, Inc.,
First Lien Term Loan	5.25%	05/09/2020		3,835	3,805,964
Second Lien Term Loan	10.00%	05/09/2021		786	773,386
Horizon Holdings III (France), Term Loan B	5.00%	08/07/2022	EUR	3,500	3,708,223
Klockner Pentaplast of America, Inc.,
Term Loan	5.00%	04/28/2020		1,264	1,264,308
Term Loan	5.00%	04/28/2020		540	540,302
Ranpak Corp.,
Second Lien Term Loan	8.25%	10/03/2022		415	411,171
Term Loan B-1	4.25%	10/01/2021		594	589,144
Reynolds Group Holdings Inc., Incremental Term Loan	4.50%	12/01/2018		1,574	1,569,703
Tekni-Plex, Inc., Second Lien Term Loan	8.75%	06/01/2023		1,122	1,106,470
					35,405,676

Cosmetics & Toiletries–0.85%

Coty Inc., Term Loan B	3.75%	10/27/2022		2,228	2,224,186
Galleria Co., Delayed Draw Term Loan (d)	—	01/01/2022		5,278	5,286,833
Prestige Brands, Inc., Term Loan B-3	3.50%	09/03/2021		2,100	2,095,150
Revlon Consumer Products Corp., Term Loan	4.00%	10/08/2019		2,422	2,419,136
Vogue International LLC, Term Loan B	5.75%	02/14/2020		6,295	6,294,733
					18,320,038

Drugs–1.51%

BPA Laboratories,
First Lien Term Loan	2.82%	07/01/2017		1,202	982,770
Second Lien Term Loan	2.82%	07/01/2017		1,045	849,292
Catalent Pharma Solutions, Inc., Term Loan	4.25%	05/20/2021		808	800,984
Endo Pharmaceuticals Holdings Inc., Incremental Term Loan B	3.75%	09/26/2022		3,185	3,141,902
Grifols Worldwide Operations USA, Inc., Term Loan B	3.23%	02/27/2021		13,188	13,105,513
Valeant Pharmaceuticals International, Inc. (Canada),
Series C-2 Term Loan B	3.75%	12/11/2019		6,613	6,263,402
Series E-1 Term Loan B	3.75%	08/05/2020		7,991	7,546,391
					32,690,254

Ecological Services & Equipment–0.20%

ADS Waste Holdings, Inc., Term Loan B-2	3.75%	10/09/2019		4,344	4,255,355
Waste Industries USA, Inc., Term Loan	4.25%	02/27/2020		90	90,036
					4,345,391

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)*	Value

Electronics & Electrical–9.93%

4L Technologies Inc., Term Loan	5.50%	05/08/2020	$10,233	$9,644,607
Accuvant Finance LLC, Term Loan	6.25%	01/28/2022	3,362	3,342,475
Avago Technologies Cayman Ltd. (Luxembourg), Term Loan B (d)	—	01/01/2022	48,229	47,792,401
AVG Technologies N.V. (Netherlands), Term Loan	5.75%	10/15/2020	2,500	2,495,163
Blackboard Inc., Term Loan B-3	4.75%	10/04/2018	8,185	7,959,709
Blue Coat Holdings, Inc., Term Loan	4.50%	05/20/2022	1,167	1,136,767
BMC Software Finance, Inc., Term Loan	5.00%	09/10/2020	1,532	1,334,576
Carros US LLC, Term Loan	4.50%	09/30/2021	1,227	1,225,292
CommScope, Inc., Term Loan 5	3.75%	12/29/2022	5,669	5,614,533
Compuware Corp.,
Term Loan B-1	6.25%	12/15/2019	3,370	3,178,095
Term Loan B-2	6.25%	12/15/2021	1,062	1,002,036
Dell International LLC, Term Loan C	3.75%	10/29/2018	3,178	3,171,967
Deltek, Inc., Term Loan	5.00%	06/25/2022	9,155	9,103,508
Diamond US Holding LLC, Term Loan	4.75%	12/17/2021	2,713	2,699,578
Fidji Luxembourg BC4 S.a r.l. (Luxembourg), Term Loan	6.25%	12/24/2020	2,432	2,426,889
Hyland Software, Inc., Second Lien Term Loan	8.25%	07/01/2023	643	614,289
Infor (US), Inc., Term Loan B-3	3.75%	06/03/2020	6,156	5,877,823
Lattice Semiconductor Corp., Term Loan	5.25%	03/10/2021	2,841	2,656,127
Lully France SA,
First Lien Term Loan B-1	5.00%	10/14/2022	1,505	1,486,948
Second Lien Term Loan B-1	9.50%	10/16/2023	1,281	1,265,783
MA Finance Co., LLC, Term Loan C	4.50%	11/20/2019	8,691	8,670,959
Mediaocean LLC, Term Loan	5.75%	08/15/2022	2,160	2,144,162
Mirion Technologies, Inc., Term Loan	5.75%	03/31/2022	3,383	3,365,589
MSC.Software Corp.,
First Lien Term Loan	5.00%	05/29/2020	1,190	1,172,864
Second Lien Term Loan (Acquired 05/28/14; Cost $796,291)	8.50%	06/01/2021	803	774,524
Natel Engineering Co., Inc., Term Loan	6.75%	04/10/2020	2,431	2,406,641
NXP B.V., Term Loan B (d)	—	12/07/2020	7,407	7,376,399
Oberthur Technologies of America Corp., Term Loan B-2	4.50%	10/18/2019	1,861	1,849,017
Omnitracs, Inc., Term Loan	4.75%	11/25/2020	4,849	4,800,850
Peak 10, Inc., Second Lien Term Loan	8.25%	06/17/2022	788	744,310
Riverbed Technology, Inc., Term Loan	6.00%	04/24/2022	6,512	6,508,822
RP Crown Parent, LLC,
First Lien Term Loan	6.00%	12/21/2018	13,562	12,328,772
Second Lien Term Loan	11.25%	12/20/2019	602	499,476
Science Applications International Corp., Incremental Term Loan B	3.75%	05/04/2022	2,814	2,815,490
SkillSoft Corp., Term Loan	5.75%	04/28/2021	8,233	6,997,820
Sophia, L.P., Term Loan	4.75%	09/30/2022	7,706	7,651,537
SS&C Technologies Inc.,
Term Loan B-1	3.75%	07/08/2022	10,082	10,061,167
Term Loan B-2	3.75%	07/08/2022	1,515	1,512,083
Sybil Software LLC, Term Loan	4.25%	03/20/2020	1,105	1,103,164
TTM Technologies, Inc., Term Loan B	6.00%	05/31/2021	6,051	5,581,973
Zebra Technologies Corp., Term Loan	4.75%	10/27/2021	12,485	12,523,671
				214,917,856

Equipment Leasing–0.13%

Flying Fortress Inc., Term Loan	3.50%	04/30/2020	104	104,200
IBC Capital US LLC, Term Loan	4.75%	09/09/2021	3,063	2,804,919
				2,909,119

Financial Intermediaries–1.22%

Bankruptcy Management Solutions, Inc., Term Loan B	7.00%	06/27/2018	22	19,732
Black Knight InfoServ, LLC, Term Loan B	3.75%	05/27/2022	942	945,655
iPayment Inc., Term Loan	6.75%	05/08/2017	3,978	3,893,362
LPL Holdings, Inc., Term Loan B (d)	—	11/20/2022	4,565	4,553,428

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)*	Value

Financial Intermediaries–(continued)

MoneyGram International, Inc., Term Loan	4.25%	03/27/2020		$9,465	$8,747,681
RJO Holdings Corp., Term Loan	6.98%	12/10/2016		1,602	1,481,809
RPI Finance Trust, Term Loan B-4	3.50%	11/09/2020		5,153	5,121,148
SAM Finance Lux S.a r.l. (Luxembourg), Term Loan	4.25%	12/17/2020		1,624	1,624,389
					26,387,204

Food & Drug Retailers–1.12%

Albertson’s LLC, Term Loan B-4	5.50%	08/25/2021		16,450	16,447,900
Pret A Manger (United Kingdom), Term Loan B	5.51%	06/19/2020	GBP	1,750	2,644,476
Supervalu Inc., Term Loan	4.50%	03/21/2019		5,200	5,187,638
					24,280,014

Food Products–3.05%

AdvancePierre Foods, Inc.,
First Lien Term Loan	5.75%	07/10/2017		6,585	6,589,613
Second Lien Term Loan	9.50%	10/10/2017		2,540	2,523,403
Candy Intermediate Holdings, Inc., Term Loan	7.50%	06/18/2018		2,978	2,977,783
Charger OpCo B.V., Term Loan B-1	4.25%	07/02/2022		10,472	10,437,474
CSM Bakery Solutions LLC,
First Lien Term Loan	5.00%	07/03/2020		1,997	1,971,194
Second Lien Term Loan	8.75%	07/03/2021		2,515	2,402,296
Dole Food Co., Inc., Term Loan B	4.50%	11/01/2018		9,243	9,215,787
Hearthside Group Holdings, LLC,
Revolver Loan(c)	0.00%	06/02/2019		2,053	2,009,053
Revolver Loan	3.65%	06/02/2019		648	634,438
Term Loan	4.50%	06/02/2021		3,171	3,129,124
Hostess Brands, LLC, Second Lien Term Loan B	8.50%	08/03/2023		1,231	1,228,601
JBS USA, LLC,
Incremental Term Loan	4.00%	10/30/2022		7,481	7,462,223
Term Loan	3.75%	05/25/2018		6,906	6,887,784
NBTY, Inc., Term Loan B-2	3.50%	10/01/2017		934	920,355
Post Holdings, Inc.,
Incremental Term Loan A	3.75%	06/02/2021		728	728,684
Revolver Loan(c)	0.00%	01/29/2019		3,566	3,557,974
QCE LLC, PIK Term Loan (e)	15.00%	07/01/2019		6	988
Shearer’s Foods, LLC,
First Lien Term Loan	4.94%	06/30/2021		1,819	1,795,809
Incremental Term Loan(d)	—	06/30/2021		991	983,964
Second Lien Term Loan	7.75%	06/30/2022		457	439,599
					65,896,146

Food Service–1.42%

Aramark Corp., LOC	3.74%	07/26/2016		36	35,907
New Red Finance, Inc., Term Loan B-2	3.75%	12/12/2021		1,141	1,136,561
Portillo’s Holdings, LLC,
First Lien Term Loan B	4.75%	08/02/2021		2,142	2,077,440
Second Lien Term Loan	8.00%	08/01/2022		841	806,972
Red Lobster Management, LLC, Term Loan	6.25%	07/28/2021		2,869	2,867,668
Restaurant Holding Co., LLC, First Lien Term Loan (Acquired 02/28/14; Cost $2,655,933)	8.75%	02/28/2019		2,727	2,426,953
Steak n Shake Operations, Inc., Term Loan (Acquired 03/17/14-05/30/14; Cost $2,399,893)	4.75%	03/19/2021		2,415	2,400,324
TMK Hawk Parent, Corp.,
First Lien Term Loan	5.25%	10/01/2021		2,340	2,335,191
Second Lien Term Loan	8.50%	10/01/2022		1,083	1,088,661
US Foods, Inc., Incremental Term Loan	4.50%	03/31/2019		8,848	8,795,597
Weight Watchers International, Inc., Term Loan B-2	4.00%	04/02/2020		8,624	6,754,309
					30,725,583

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)*	Value

Forest Products–0.29%

Builders FirstSource, Inc., Term Loan	6.00%	07/31/2022		$2,258	$2,234,582
NewPage Corp., Term Loan B	9.50%	02/11/2021		4,718	1,748,948
Xerium Technologies, Inc., Term Loan	6.25%	05/17/2019		2,284	2,280,148
					6,263,678

Health Care–4.31%

Acadia Healthcare Company, Inc., Incremental Term Loan B	4.25%	02/11/2022		1,097	1,100,928
ATI Holdings, Inc., Term Loan	5.25%	12/20/2019		1,096	1,093,503
Auris Luxembourg III S.a.r.l. (Luxembourg), Term Loan B-4	4.25%	01/15/2022		3,515	3,497,702
CareCore National, LLC, Term Loan	5.50%	03/05/2021		7,825	6,964,541
Carestream Health, Inc., First Lien Term Loan	5.00%	06/07/2019		1,929	1,793,242
Community Health Systems, Inc., Incremental Term Loan F	3.66%	12/31/2018		7,732	7,611,073
Creganna Finance (US) LLC,
First Lien Term Loan	4.75%	12/01/2021		1,157	1,156,647
Second Lien Term Loan	9.00%	06/01/2022		1,156	1,149,412
DJO Finance LLC, Term Loan	4.25%	06/08/2020		7,418	7,272,690
eResearchTechnology, Inc., Term Loan	5.50%	05/08/2022		521	513,292
Global Healthcare Exchange, LLC, Term Loan	5.50%	08/15/2022		1,552	1,550,548
Greatbatch Ltd., Term Loan B	5.25%	10/27/2022		7,030	6,977,100
HC Group Holdings III, Inc., Term Loan	6.00%	04/07/2022		2,820	2,821,901
Hill-Rom Holdings, Inc., Term Loan B	3.50%	09/08/2022		3,218	3,218,464
Indigo Cleanco Ltd. (United Kingdom), Term Loan B	5.26%	07/08/2021	GBP	2,000	2,994,637
Kindred Healthcare, Inc., Term Loan	4.25%	04/09/2021		997	952,078
Kinetic Concepts, Inc., Term Loan E-1	4.50%	05/04/2018		5,552	5,425,338
Millennium Laboratories, LLC, Term Loan B (f)	5.25%	04/16/2021		25,909	10,726,198
MPH Acquisition Holdings LLC, Term Loan	3.75%	03/31/2021		8,188	7,986,020
National Surgical Hospitals, Inc., Term Loan	4.50%	06/01/2022		1,778	1,738,039
Ortho-Clinical Diagnostics, Inc., Term Loan	4.75%	06/30/2021		1,504	1,419,925
Phillips-Medisize Corp.,
Second Lien Term Loan	8.25%	06/16/2022		788	752,186
Term Loan	4.75%	06/16/2021		1,610	1,582,757
Surgery Center Holdings, Inc.,
Second Lien Term Loan	8.50%	11/03/2021		1,894	1,874,771
Term Loan	5.25%	11/03/2020		2,633	2,618,425
Surgical Care Affiliates, LLC, Term Loan	4.25%	03/17/2022		5,183	5,166,460
Western Dental Services, Inc., Term Loan	7.50%	11/01/2018		3,709	3,254,390
					93,212,267

Home Furnishings–0.16%

Mattress Holdings Corp., Term Loan	5.00%	10/20/2021		2,271	2,265,327
PGT, Inc., Term Loan	5.25%	09/22/2021		1,318	1,319,928
					3,585,255

Industrial Equipment–1.60%

Accudyne Industries LLC, Term Loan	4.00%	12/13/2019		2,425	2,143,793
Crosby US Acquisition Corp.,
First Lien Term Loan	4.00%	11/23/2020		7,196	5,828,660
Second Lien Term Loan	7.00%	11/22/2021		1,620	1,303,776
Doosan Infracore International, Inc., Term Loan B	4.50%	05/28/2021		7,285	7,257,201
Filtration Group Corp.,
First Lien Term Loan	4.25%	11/21/2020		208	203,777
Second Lien Term Loan	8.25%	11/21/2021		446	442,590
Gardner Denver, Inc., Term Loan	4.25%	07/30/2020		1,179	1,084,555
Generac Power System, Inc., Term Loan B	3.50%	05/31/2020		1,500	1,471,708
Milacron LLC, Term Loan	4.50%	09/28/2020		1,437	1,426,397
North American Lifting Holdings, Inc., First Lien Term Loan	5.50%	11/27/2020		4,361	3,319,486
Rexnord LLC/ RBS Global, Inc., Term Loan B	4.00%	08/21/2020		7,731	7,576,496
Tank Holding Corp., Term Loan	5.25%	03/16/2022		885	879,119

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)*	Value

Industrial Equipment–(continued)

Terex Corp., Term Loan (d)	—	08/13/2021		$232	$230,381
Virtuoso US LLC, Term Loan	4.25%	02/11/2021		1,521	1,515,985
					34,683,924

Insurance–0.28%

Cooper Gay Swett & Crawford Ltd.,
First Lien Term Loan	5.00%	04/16/2020		1,906	1,837,411
Second Lien Term Loan	8.25%	10/16/2020		1,300	1,221,729
York Risk Services Holding Corp., Term Loan	4.75%	10/01/2021		3,153	3,027,088
					6,086,228

Leisure Goods, Activities & Movies–2.73%

Alpha Topco Ltd. (United Kingdom),
Second Lien Term Loan	7.75%	07/31/2022		7,492	7,064,788
Term Loan B-3	4.75%	07/30/2021		20,386	19,931,492
Bright Horizons Family Solutions, Inc., Term Loan B-1	4.50%	01/30/2020		469	470,753
Cinemark USA, Inc., Term Loan	3.31%	05/06/2022		242	242,566
Creative Artists Agency, LLC, Term Loan	5.50%	12/17/2021		2,635	2,635,654
CWGS Group, LLC, Term Loan	5.25%	02/20/2020		5,338	5,274,666
Dorna Sports S.L. (Spain), Term Loan B	3.95%	04/30/2021		1,780	1,739,749
Equinox Holdings Inc.,
First Lien Term Loan	5.00%	01/31/2020		2,903	2,906,461
Revolver Loan (Acquired 04/14/14-11/05/14; Cost $1,845,177) (c)	0.00%	02/01/2018		1,866	1,679,639
Fitness International, LLC, Term Loan B	5.50%	07/01/2020		5,804	5,526,202
Infront Finance Luxembourg S.a r.l. (Switzerland), Term Loan D	8.00%	06/26/2020	EUR	1,250	1,271,161
Metro-Goldwyn-Mayer Inc., Second Lien Term Loan	5.13%	06/26/2020		1,556	1,556,089
Performance Sports Group Ltd. (Canada), Term Loan	4.50%	04/15/2021		323	314,738
Regal Cinemas Corp., Term Loan	3.75%	04/01/2022		2,535	2,537,313
Seaworld Parks & Entertainment, Inc.,
Term Loan B-2	3.00%	05/14/2020		4,179	3,931,315
Term Loan B-3	4.00%	05/14/2020		325	317,882
Six Flags Theme Parks, Inc., Term Loan B	3.50%	06/30/2022		1,313	1,316,680
US FinCo LLC, Term Loan B	4.00%	05/29/2020		255	254,372
					58,971,520

Lodging & Casinos–3.34%

Belmond Interfin Ltd. (Bermuda), Term Loan	4.00%	03/21/2021		3,172	3,145,257
Caesars Growth Properties Holdings, LLC, Term Loan B	6.25%	05/08/2021		6,967	6,270,327
Cannery Casino Resorts, LLC, First Lien Term Loan	6.00%	10/02/2018		4,505	4,386,901
ESH Hospitality, Inc., Term Loan	5.00%	06/24/2019		3,771	3,799,374
Four Seasons Holdings Inc. (Canada),
First Lien Term Loan	3.50%	06/27/2020		3,227	3,187,119
Second Lien Term Loan	6.25%	12/27/2020		485	481,969
Harrah’s Operating Co., Inc., Term Loan B-6 (f)	1.50%	03/01/2017		11,423	10,348,063
Hilton Worldwide Finance, LLC, Term Loan	3.50%	10/26/2020		9,051	9,016,499
La Quinta Intermediate Holdings LLC, Term Loan	3.75%	04/14/2021		7,605	7,478,945
Las Vegas Sands LLC, Term Loan B	3.25%	12/19/2020		950	936,002
MGM Resorts International, Term Loan B (d)	—	12/20/2019		970	965,967
Scientific Games International, Inc., Term Loan	6.00%	10/18/2020		17,324	16,122,535
Twin River Management Group, Inc., Term Loan	5.25%	07/10/2020		6,214	6,231,827
					72,370,785

Nonferrous Metals & Minerals–0.53%

Arch Coal, Inc., Term Loan	6.25%	05/16/2018		9,546	4,743,081
Dynacast International LLC,
First Lien Term Loan B-1	4.50%	01/28/2022		285	281,086
Second Lien Term Loan (Acquired 01/30/15; Cost $832,998)	9.50%	01/30/2023		848	822,829

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)*	Value

Nonferrous Metals & Minerals–(continued)

EP Minerals, LLC, Term Loan	5.50%	08/20/2020		$876	$873,889
Novelis Inc., Term Loan	4.00%	06/02/2022		4,833	4,707,843
					11,428,728

Oil & Gas–4.52%

Ameriforge Group Inc., First Lien Term Loan	5.00%	12/19/2019		68	17,668
Ascent Resources - Marcellus, LLC,
First Lien Term Loan	5.25%	08/04/2020		5,037	1,798,291
Second Lien Term Loan	8.50%	08/04/2021		999	48,304
Bronco Midstream Funding, LLC, Term Loan	5.00%	08/15/2020		6,005	5,524,384
CITGO Holding Inc., Term Loan	9.50%	05/12/2018		8,047	8,079,112
CJ Holding Co.,
Term Loan B-1	6.50%	03/23/2020		334	224,752
Term Loan B-2	7.25%	03/24/2022		2,754	1,846,166
Crestwood Holdings LLC, Term Loan B-1	7.00%	06/19/2019		3,893	3,046,072
Drillships Financing Holding Inc., Term Loan B-1	6.00%	03/31/2021		16,828	8,658,113
Drillships Ocean Ventures, Inc., Term Loan	5.50%	07/25/2021		6,963	4,030,946
EFR Benelux B.V. (Netherlands), Second Lien Term Loan	8.50%	08/28/2019	EUR	500	523,256
EMG Utica, LLC, Term Loan	4.75%	03/27/2020		2,387	2,258,879
Fieldwood Energy LLC,
Second Lien Term Loan	8.38%	09/30/2020		16,993	5,211,140
Term Loan	3.88%	09/28/2018		1,883	1,557,746
Floatel International Ltd., Term Loan	6.00%	06/27/2020		6,593	3,131,688
Glenn Pool Oil & Gas Trust I, Term Loan (Acquired 06/08/11; Cost $168,118)	4.50%	05/02/2016		168	167,698
HGIM Corp., Term Loan B	5.50%	06/18/2020		9,114	6,059,821
Jonah Energy LLC, Second Lien Term Loan	7.50%	05/12/2021		4,220	3,143,572
McDermott International, Inc., Term Loan	5.25%	04/16/2019		1,472	1,440,758
NGPL PipeCo LLC, Term Loan	6.75%	09/15/2017		4,529	4,000,386
Osum Productions Corp. (Canada), Term Loan	6.50%	07/31/2020		3,463	2,510,544
Pacific Drilling S.A. (Luxembourg), Term Loan	4.50%	06/03/2018		2,525	1,417,370
Paragon Offshore Finance Co. (Cayman Islands), Term Loan	3.75%	07/18/2021		2,532	753,227
Petroleum GEO-Services ASA, Term Loan	3.25%	03/19/2021		6,839	5,186,267
Samchully Midstream 3 LLC, Term Loan	5.75%	10/20/2021		3,219	2,953,386
Samson Investment Co., Second Lien Term Loan 1 (f)(k)	0.00%	09/25/2018		10,513	753,404
Seadrill Operating LP, Term Loan	4.00%	02/21/2021		26,763	13,657,311
Seventy Seven Operating LLC, Term Loan	3.75%	06/25/2021		2,428	1,918,148
Southcross Energy Partners, L.P., Term Loan	5.25%	08/04/2021		1,878	1,601,328
Targa Resources Corp., Term Loan	5.75%	02/25/2022		970	970,530
Veresen Midstream US LLC, Term Loan B-1	5.25%	03/31/2022		5,359	5,394,162
					97,884,429

Publishing–2.35%

Getty Images, Inc.,
Revolver Loan(c)	0.00%	10/18/2017		6,893	5,342,298
Term Loan	4.75%	10/18/2019		7,040	4,812,578
MediMedia USA, Inc., First Lien Term Loan	8.00%	11/20/2018		2,521	2,419,839
Merrill Communications LLC, Term Loan	6.25%	06/01/2022		6,392	5,976,180
Multi Packaging Solutions, Inc.,
Term Loan A	4.25%	09/30/2020		1,257	1,249,636
Term Loan B	4.25%	09/30/2020		2,682	2,664,914
Term Loan C	4.25%	09/30/2020		1,722	1,704,980
Newsday, LLC, Term Loan	3.73%	10/12/2016		6,892	6,892,309
ProQuest LLC, Term Loan	5.25%	10/24/2021		4,344	4,293,240
Southern Graphics Inc., Term Loan	4.25%	10/17/2019		3,348	3,318,449
Tribune Media Co., Term Loan B	3.75%	12/27/2020		12,142	12,094,583
					50,769,006

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)*	Value

Radio & Television–2.20%

Block Communications, Inc., Term Loan B	5.50%	11/07/2021		$1,158	$1,159,633
Gray Television, Inc., Term Loan	3.75%	06/13/2021		3,131	3,114,138
iHeartCommunications, Inc.,
Term Loan D	6.98%	01/30/2019		7,780	5,664,266
Term Loan E	7.73%	07/30/2019		42,416	30,921,376
Media General Inc., Term Loan B	4.00%	07/31/2020		5,410	5,384,495
Sinclair Television Group Inc., Incremental Term Loan B-1	3.50%	07/30/2021		1,314	1,307,998
					47,551,906

Retailers (except Food & Drug)–4.18%

David’s Bridal, Inc.,
Asset-Based Revolver Loan (Acquired 07/02/13-03/06/15; Cost $1,644,784) (c)	0.00%	10/11/2017		1,537	1,398,509
Asset-Based Revolver Loan (Acquired 03/06/15-03/16/15; Cost $38,376)	3.75%	10/11/2017		36	32,630
Term Loan	5.25%	10/11/2019		2,397	1,996,829
Fullbeauty Brands Holdings Corp., Term Loan	5.75%	10/14/2022		4,295	4,071,820
J. Crew Group, Inc., Term Loan	4.00%	03/05/2021		6,906	4,386,380
J.C. Penney Corp., Inc., Term Loan	5.00%	06/20/2019		3,569	3,558,760
Jill Holdings LLC, Term Loan	6.00%	05/08/2022		1,434	1,412,371
Kirk Beauty One GmbH (Germany),
Term Loan B-1	6.00%	08/13/2022	EUR	211	224,153
Term Loan B-2	6.00%	08/13/2022	EUR	129	136,586
Term Loan B-3	6.00%	08/13/2022	EUR	221	234,176
Term Loan B-4	6.00%	08/13/2022	EUR	146	155,472
Term Loan B-5	6.00%	08/13/2022	EUR	33	34,549
Term Loan B-6	6.00%	08/13/2022	EUR	168	178,348
Term Loan B-7	6.00%	08/13/2022	EUR	93	98,729
Lands’ End, Inc., Term Loan B	4.25%	04/04/2021		4,295	3,854,725
Leonardo Acquisition Corp., Term Loan	4.25%	01/31/2021		228	225,412
Men’s Wearhouse, Inc. (The), Term Loan B	4.50%	06/18/2021		1,423	1,333,771
Michaels Stores, Inc.,
Incremental Term Loan	4.00%	01/28/2020		293	291,449
Term Loan B	3.75%	01/28/2020		975	968,097
National Vision, Inc.,
First Lien Term Loan	4.00%	03/12/2021		1,773	1,733,038
Second Lien Term Loan	6.75%	03/11/2022		132	127,689
Nine West Holdings, Inc., Term Loan	4.75%	10/08/2019		4,279	3,330,301
Payless, Inc.,
Second Lien Term Loan	8.50%	03/11/2022		2,178	1,321,097
Term Loan	5.00%	03/11/2021		7,642	5,311,042
Pep Boys - Manny, Moe & Jack, Term Loan	4.25%	10/11/2018		1,097	1,097,458
Pier 1 Imports (U.S.), Inc., Term Loan	4.50%	04/30/2021		1,540	1,447,729
Pilot Travel Centers LLC, Term Loan B	3.75%	10/03/2021		2,911	2,923,222
Savers Inc., Term Loan	5.00%	07/09/2019		4,251	3,507,272
Sears Roebuck Acceptance Corp., Term Loan	5.50%	06/30/2018		24,674	23,337,280
Staples, Inc., Term Loan (d)	—	01/01/2021		3,659	3,619,660
Toys ‘R’ US Property Co. I, LLC, Term Loan	6.00%	08/21/2019		13,584	12,497,212
Toys ‘R’ US-Delaware, Inc.,
Canadian Term Loan A-1	8.25%	10/24/2019		1,745	1,738,301
Term Loan A-1	8.25%	10/24/2019		2,164	2,155,493
Term Loan B-2	5.25%	05/25/2018		94	77,664
Term Loan B-3	5.25%	05/25/2018		27	22,433
Wilton Brands LLC, Term Loan B	8.50%	08/30/2018		1,632	1,562,877
					90,402,534

Steel–0.19%

Fortescue Metals Group Ltd., Term Loan	4.25%	06/30/2019		5,040	4,136,369

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)*	Value

Surface Transport–0.60%

Hertz Corp. (The), LOC	3.75%	03/11/2018	$552	$541,247
Kenan Advantage Group, Inc.,
Canadian Term Loan	4.00%	07/31/2022	242	241,329
Delayed Draw Term Loan 1(c)	0.00%	01/31/2017	106	105,663
Term Loan	4.00%	07/31/2022	759	756,599
PODS Holding, LLC,
First Lien Term Loan	4.50%	02/02/2022	1,418	1,412,922
Second Lien Term Loan (Acquired 01/29/15; Cost $1,264,485)	9.25%	02/02/2023	1,276	1,256,806
Stena International S.A. (Luxembourg), Term Loan	4.00%	03/03/2021	4,628	3,945,069
U.S. Shipping Corp., Term Loan B-2	5.25%	06/26/2021	3,724	3,725,498
Vouvray US Finance LLC, Term Loan	4.75%	06/27/2021	927	921,864
				12,906,997

Telecommunications–6.30%

Communications Sales & Leasing, Inc., Term Loan	5.00%	10/24/2022	8,876	8,235,008
Consolidated Communications, Inc., Term Loan	4.25%	12/23/2020	6,631	6,607,763
Fairpoint Communications, Inc., Term Loan	7.50%	02/14/2019	9,930	9,936,609
Frontier Communications Corp., Delayed Draw Term Loan A (c)	0.00%	03/31/2021	5,716	5,394,902
GTT Communications, Inc., Term Loan	6.25%	10/22/2022	2,803	2,799,460
Hargray Communications Group, Inc., Term Loan	5.25%	06/26/2019	2,574	2,573,239
Level 3 Communications, Inc.,
Term Loan B	4.00%	01/15/2020	17,059	17,060,894
Term Loan B-II	3.50%	05/31/2022	25,933	25,722,438
Term Loan B-III	4.00%	08/01/2019	428	428,279
LTS Buyer LLC, Second Lien Term Loan	8.00%	04/12/2021	82	80,289
Nextgen Finance, LLC, Term Loan B (Acquired 05/29/14; Cost $5,347,528)	5.00%	05/31/2021	5,411	4,653,873
NTELOS Inc., Term Loan B	5.75%	11/09/2019	6,520	6,492,851
SBA Senior Finance II LLC,
Incremental Term Loan B-1-A	3.25%	03/24/2021	1,234	1,211,197
Incremental Term Loan B-2	3.25%	06/10/2022	468	463,080
Syniverse Holdings, Inc.,
Term Loan	4.00%	04/23/2019	5,500	4,335,815
Term Loan	4.00%	04/23/2019	9,263	7,317,900
T-Mobile USA, Inc., Term Loan	3.50%	11/09/2022	6,421	6,434,736
Telesat LLC, Term Loan B-2	3.50%	03/28/2019	1,250	1,240,063
U.S. Telepacific Corp., Term Loan	6.00%	11/25/2020	6,680	6,437,622
XO Communications, LLC, Term Loan	4.25%	03/20/2021	1,401	1,379,702
Zayo Group, LLC, Term Loan	3.75%	05/06/2021	17,769	17,594,329
				136,400,049

Utilities–4.71%

Aria Energy Operating LLC, Term Loan	5.00%	05/27/2022	1,725	1,668,518
Calpine Construction Finance Co., L.P.,
Term Loan B-1	3.00%	05/03/2020	997	958,798
Term Loan B-2	3.25%	01/31/2022	14,093	13,558,642
Calpine Corp.,
Term Loan	3.50%	05/27/2022	5,926	5,789,761
Term Loan(d)	—	01/13/2023	10,153	10,070,969
Term Loan B	4.00%	10/30/2020	7,136	7,096,314
Dynegy Inc., Term Loan B-2	4.00%	04/23/2020	7,053	6,932,007
Energy Future Intermediate Holding Co. LLC, DIP Term Loan	4.25%	06/19/2016	2,516	2,509,946
Granite Acquisition, Inc.,
First Lien Term Loan B	5.00%	12/19/2021	7,257	6,808,381
First Lien Term Loan C	5.00%	12/19/2021	320	299,790
Second Lien Term Loan B	8.25%	12/19/2022	1,757	1,520,037
NSG Holdings LLC, Term Loan (Acquired 12/17/12-10/04/13; Cost $815,313)	3.75%	12/11/2019	818	808,235
Southeast PowerGen LLC, Term Loan B	4.50%	12/02/2021	1,863	1,858,144

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)*	Value

Utilities–(continued)

Texas Competitive Electric Holdings Co. LLC, DIP Revolver Loan(c)	0.00%	11/07/2016		$26,667	$26,414,667
Term Loan(f)	4.68%	10/10/2017		5,116	1,753,420
TPF II Power, LLC, Term Loan	5.50%	10/02/2021		9,315	9,191,519
USIC Holding, Inc., First Lien Term Loan	4.00%	07/10/2020		4,817	4,682,422
					101,921,570
Total Variable Rate Senior Loan Interests					1,905,207,202

Bonds and Notes–6.93%

Aerospace & Defense–0.22%

LMI Aerospace, Inc. (g)	7.38%	07/15/2019		4,875	4,801,875

Air Transport–0.30%

Mesa Airlines, Inc. (g)	0.00%	01/15/2024		6,472	6,472,000

Building & Development–0.11%

Dry Mix Solutions Investissements S.A.S. (France) (g)(h)	4.21%	06/15/2021	EUR	2,250	2,328,503

Business Equipment & Services–0.36%

ADT Corp. (The)	6.25%	10/15/2021		2,222	2,341,432
Dream Secured Bondco AB (Sweden) (Acquired 10/02/15-10/21/15; Cost $2,697,798) (g)(h)	8.25%	10/21/2023	EUR	2,775	2,843,968
Dream Secured Bondco AB (Sweden) (Acquired 10/21/15; Cost $2,045,136) (g)(h)	8.25%	10/21/2023	SEK	2,112	234,428
First Data Corp. (g)	6.75%	11/01/2020		1,977	2,083,264
First Data Corp. (g)	7.00%	12/01/2023		371	375,174
					7,878,266

Cable & Satellite Television–0.58%

Altice Financing SA (Luxembourg) (g)	6.63%	02/15/2023		851	846,745
Charter Communications Operating, LLC (g)	5.75%	02/15/2026		1,863	1,881,630
DISH DBS Corp. (h)	5.88%	07/15/2022		741	690,056
UPC Broadband Holdings, B.V. (Netherlands) (g)	7.25%	11/15/2021		967	1,036,679
UPC Broadband Holdings, B.V. (Netherlands) (g)	6.88%	01/15/2022		156	166,225
Virgin Media Investment Holdings Ltd. (United Kingdom) (g)	5.50%	01/15/2025	GBP	3,465	5,205,586
YPSO Holding SA (France) (g)	6.00%	05/15/2022		555	549,450
Ziggo B.V. (Netherlands) (g)	7.13%	05/15/2024	EUR	1,900	2,202,669
					12,579,040

Chemicals & Plastics–0.31%

Chemours Co. (The) (g)	6.63%	05/15/2023		1,010	766,338
Hexion Specialty Chemicals, Inc.	6.63%	04/15/2020		7,205	5,259,650
Ineos Holdings Ltd. (g)	6.13%	08/15/2018		615	621,150
					6,647,138

Containers & Glass Products–0.49%

Ardagh Glass Finance PLC (g)	6.25%	01/31/2019		1,631	1,637,116
Ardagh Glass Finance PLC (g)	7.00%	11/15/2020		151	151,601
Ardagh Glass Finance PLC (g)	6.00%	06/30/2021		375	371,250
Onex Wizard US Acquisition (g)	7.75%	02/15/2023	EUR	1,750	1,967,721
Reynolds Group Holdings Inc.(g)	5.63%	12/15/2016		2,973	2,965,567
Reynolds Group Holdings Inc.	9.88%	08/15/2019		561	586,245
Reynolds Group Holdings Inc.	5.75%	10/15/2020		2,901	2,984,404
					10,663,904

Electronics & Electrical–0.26%

Blackboard Inc. (g)	7.75%	11/15/2019		4,194	3,774,600

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)*	Value

Electronics & Electrical–(continued)

ICBPI (United Kingdom) (g)(h)	8.00%	05/30/2021	EUR	1,750	$1,848,962
					5,623,562

Financial Intermediaries–0.68%

Arrow Global Finance (United Kingdom) (g)(h)	5.22%	11/01/2021	EUR	1,000	1,070,602
Cabot Financial S.A. (Luxembourg) (g)	6.50%	04/01/2021	GBP	3,000	4,408,141
Cabot Financial S.A. (Luxembourg) (g)(h)	5.88%	11/15/2021	EUR	1,000	1,060,247
Garfunkelux Holdco 3 S.A. (Luxembourg) (g)	7.50%	08/01/2022	EUR	3,220	3,569,354
Garfunkelux Holdco 3 S.A. (Luxembourg) (g)	11.00%	11/01/2023	GBP	750	1,165,551
Lindorff Group AB (Norway) (g)(h)	5.50%	08/15/2020	EUR	500	534,720
TMF Group Holding B.V. (Netherlands) (g)	9.88%	12/01/2019	EUR	2,500	2,841,485
					14,650,100

Food Products–0.01%

Chiquita Brands LLC	7.88%	02/01/2021		$190	201,400

Forest Products–0.01%

Verso Paper Holdings LLC	11.75%	01/15/2019		1,195	233,025

Health Care–0.99%

Care UK Health & Social Care PLC (United Kingdom) (g)(h)	5.58%	07/15/2019	GBP	2,954	4,173,177
Community Health Systems, Inc.	6.88%	02/01/2022		1,320	1,287,000
DaVita HealthCare Partners Inc.	5.13%	07/15/2024		557	556,652
DJO Finance LLC (g)	10.75%	04/15/2020		5,087	4,845,368
DJO Finance LLC (g)	8.13%	06/15/2021		4,493	4,066,165
IDH Finance PLC (United Kingdom) (g)	5.59%	12/01/2018	GBP	2,000	3,019,728
IDH Finance PLC (United Kingdom) (g)	6.00%	12/01/2018	GBP	500	760,768
Kinetic Concepts, Inc.	10.50%	11/01/2018		1,764	1,719,900
Tenet Healthcare Corp.	8.00%	08/01/2020		1,906	972,060
					21,400,818

Industrial Equipment–0.10%

Galapagos Holding S.A. (Luxembourg) (g)(h)	4.71%	06/15/2021	EUR	2,225	2,248,339

Insurance–0.17%

Domestic & General Group Ltd. (United Kingdom) (g)(h)	5.57%	11/15/2019	GBP	2,450	3,708,023

Leisure Goods, Activities & Movies–0.19%

Carmike Cinemas, Inc. (g)	6.00%	06/15/2023		1,019	1,054,665
Corleone Capital Ltd. (United Kingdom) (g)(h)	4.93%	08/01/2018	EUR	2,170	2,288,829
Sabre, Inc. (g)	5.25%	11/15/2023		341	337,590
Vue Entertainment Investment Ltd. (United Kingdom) (g)	7.88%	07/15/2020	GBP	250	400,528
					4,081,612

Lodging & Casinos–0.05%

ESH Hospitality, Inc. (g)	5.25%	05/01/2025		1,019	1,008,810

Nonferrous Metals & Minerals–0.13%

TiZir Ltd. (United Kingdom)	9.00%	09/28/2017		3,600	2,880,000

Oil & Gas–0.38%

Drill Rigs Holdings Inc. (g)	6.50%	10/01/2017		7,256	5,133,620
FTS International, Inc. (g)(h)	7.84%	06/15/2020		2,012	1,495,218
Pacific Drilling S.A. (Luxembourg) (g)	5.38%	06/01/2020		2,798	1,433,975
Seventy Seven Operating LLC	6.50%	07/15/2022		236	40,415
					8,103,228

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)*	Value

Radio & Television–0.08%

Sinclair Television Group, Inc.	6.38%	11/01/2021		$1,208	$1,256,320
Univision Communications Inc. (g)	6.75%	09/15/2022		450	468,000
					1,724,320

Retailers (except Food & Drug)–0.51%

Claire’s Stores Inc. (g)	6.13%	03/15/2020		1,210	840,950
Guitar Center, Inc. (g)	6.50%	04/15/2019		1,644	1,489,875
Matalan (United Kingdom) (g)	6.88%	06/01/2019	GBP	2,500	3,223,993
New Look PLC (United Kingdom) (g)	8.00%	07/01/2023	GBP	2,725	4,106,685
TWIN SET - Simona Barbieri S.p.A. (Italy) (g)(h)	5.83%	07/15/2019	EUR	1,250	1,264,558
					10,926,061

Steel–0.01%

Fortescue Metals Group Ltd. (g)	9.75%	03/01/2022		279	269,933

Telecommunications–0.84%

Frontier Communications Corp. (g)	10.50%	09/15/2022		928	922,200
Goodman Networks Inc.	12.13%	07/01/2018		7,708	2,273,860
SoftBank Corp. (Japan) (g)	4.75%	07/30/2025	EUR	3,000	3,144,672
Wind Telecomunicazioni S.p.A. (Italy) (g)	6.50%	04/30/2020		256	270,106
Wind Telecomunicazioni S.p.A. (Italy) (g)	7.00%	04/23/2021	EUR	3,950	4,238,580
Wind Telecomunicazioni S.p.A. (Italy) (g)	7.38%	04/23/2021		1,422	1,374,008
Windstream Corp.	7.50%	06/01/2022		1,484	1,150,100
Windstream Corp.	6.38%	08/01/2023		17	12,665
Zayo Group, LLC	6.38%	05/15/2025		5,089	4,872,717
					18,258,908

Utilities–0.15%

Calpine Corp. (g)	6.00%	01/15/2022		807	843,315
Calpine Corp. (g)	7.88%	01/15/2023		—	275
NRG Energy Inc.	6.25%	07/15/2022		1,579	1,468,470
NRG Energy Inc.	6.63%	03/15/2023		880	822,800
					3,134,860
Total Bonds and Notes					149,823,725

Structured Products–5.30%

Apidos Cinco CDO (g)(h)	4.61%	05/14/2020		345	344,861
Apidos CLO IX (g)(h)	6.42%	07/15/2023		3,032	2,944,336
Apidos CLO X (g)(h)	6.57%	10/30/2022		3,367	3,316,781
Apidos CLO X (g)(h)	6.57%	10/30/2022		2,190	2,157,336
Apidos CLO XI (g)(h)	5.57%	01/17/2023		1,181	1,027,208
Apidos CLO XV (g)(h)	5.07%	10/20/2025		6,500	5,440,799
Apidos Quattro CDO (g)(h)	3.92%	01/20/2019		272	271,078
Ares XI CLO Ltd (g)(h)	6.32%	10/11/2021		1,002	1,005,093
Atrium X LLC (g)(h)	4.82%	07/16/2025		3,742	3,185,785
Babson CLO Ltd. 2007-I (g)(h)	3.57%	01/18/2021		1,034	1,013,981
Babson CLO Ltd. 2013-II (g)(h)	4.79%	01/18/2025		6,540	5,241,705
Carlyle Global Market Strategies CLO 2012-2 (g)(h)	6.42%	07/20/2023		3,541	3,463,495
Carlyle Global Market Strategies CLO 2012-3 (g)(h)	5.82%	10/04/2024		3,188	3,023,486
Carlyle Global Market Strategies CLO 2013-1 (g)(h)	5.86%	02/14/2025		3,200	2,877,056
Carlyle High Yield Partners 2007-10 (g)(h)	3.52%	04/19/2022		2,000	1,916,646
Dryden Senior Loan Fund 2013-30 (g)(h)	5.36%	11/14/2025		3,276	2,784,590
Dryden Senior Loan Fund 2014-34 (g)(h)	5.12%	10/15/2026		1,000	823,075
Dryden XI-Leveraged Loan CDO 2006 (g)(h)	4.22%	04/12/2020		427	422,101
Duane Street CLO 2007-4 (g)(h)	4.61%	11/14/2021		2,428	2,418,980

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)*	Value

Structured Products–(continued)

Flagship CLO VI (g)(h)	5.08%	06/10/2021	$3,254	$3,253,906
Flagship CLO VI (g)(h)	5.08%	06/10/2021	987	986,730
Four Corners CLO II, Ltd. (g)(h)	2.17%	01/26/2020	310	305,994
Four Corners CLO II, Ltd. (g)(h)	2.17%	01/26/2020	103	101,669
Gallatin Funding CLO VII 2014-1 Ltd. (g)(h)	5.99%	07/15/2023	3,068	3,070,684
Halcyon Loan Investors CLO II, Ltd. (g)(h)	3.92%	04/24/2021	917	892,071
Highbridge Loan Management 6-2015, Ltd. (g)(h)	5.78%	05/05/2027	500	420,067
ING Investment Management CLO 2012-4, Ltd. (g)(h)	6.07%	10/15/2023	1,861	1,786,192
ING Investment Management CLO 2013-1, Ltd. (g)(h)	5.32%	04/15/2024	4,808	4,082,604
ING Investment Management CLO 2013-3, Ltd. (g)(h)	4.82%	01/18/2026	2,745	2,237,859
ING Investment Management CLO III, Ltd. (g)(h)	3.82%	12/13/2020	1,188	1,169,099
ING Investment Management CLO IV, Ltd. (g)(h)	4.54%	06/14/2022	293	290,049
Keuka Park CLO 2013-1 (g)(h)	4.79%	10/21/2024	617	510,331
Kingsland Ltd. 2006-2 (g)(h)	4.79%	04/21/2021	1,205	1,197,746
KKR Financial CLO 2012-1 (g)(h)	5.84%	12/15/2024	2,100	2,002,361
KKR Financial CLO 2013-1 (g)(h)	5.07%	07/15/2025	2,461	2,070,348
Madison Park Funding II, Ltd. (g)(h)	5.08%	03/25/2020	700	708,089
Madison Park Funding IV Ltd. (g)(h)	3.92%	03/22/2021	1,344	1,320,497
Madison Park Funding IX, Ltd. (g)(h)	5.61%	08/15/2022	736	685,881
Madison Park Funding X, Ltd. (g)(h)	5.54%	01/20/2025	1,953	1,847,257
Madison Park Funding XIV, Ltd. (g)(h)	5.04%	07/20/2026	1,350	1,148,734
Madison Park Funding XIV, Ltd. (g)(h)	5.69%	07/20/2026	1,915	1,503,574
Magnetite CLO Ltd. 2012-6 (g)(h)	5.89%	09/15/2023	1,988	1,932,596
Maps CLO Fund LLC 2007-2 (g)(h)	4.57%	07/20/2022	1,685	1,651,745
NewStar Commercial Loan Funding 2015-1 (g)(h)	5.82%	01/20/2027	1,000	993,683
Northwoods Capital Ltd. 2013-10A (g)(h)	3.93%	11/04/2025	1,130	1,033,133
Octagon Investment Partners XIV Ltd. (g)(h)	5.57%	01/15/2024	2,052	1,838,840
Octagon Investment Partners XIX Ltd. (g)(h)	5.17%	04/15/2026	2,920	2,437,412
Octagon Investment Partners XVII Ltd. (g)(h)	4.82%	10/25/2025	1,975	1,625,117
Octagon Investment Partners XVIII Ltd. (g)(h)	5.61%	12/16/2024	4,442	3,815,425
Octagon Investment Partners XXI Ltd. (g)(h)	6.96%	11/14/2026	3,500	3,241,402
Pacifica CDO VI, Ltd. (g)(h)	4.11%	08/15/2021	565	526,995
Regatta IV Funding Ltd. 2014-1 (g)(h)	5.27%	07/25/2026	3,250	2,670,340
Seneca Park CLO Ltd. 2014-1 (g)(h)	5.02%	07/17/2026	2,750	2,326,640
Sierra CLO II Ltd. (h)	3.82%	01/22/2021	733	735,880
Silverado CLO 2006-II Ltd. (g)(h)	4.07%	10/16/2020	886	852,251
Slater Mill Loan Fund, LP (g)(h)	5.86%	08/17/2022	1,108	1,080,593
St. James River CLO Ltd. 2007-1 (g)(h)	4.63%	06/11/2021	481	475,710
Stone Tower CLO 2007-6, Ltd. (g)(h)	3.89%	04/17/2021	1,750	1,682,510
Symphony CLO VIII, Ltd. (g)(h)	6.28%	01/09/2023	1,156	1,152,449
Symphony CLO XI, Ltd. (g)(h)	5.54%	01/17/2025	2,640	2,335,273
Symphony CLO XII Ltd (g)(h)	5.22%	10/15/2025	1,850	1,584,614
Symphony CLO XIV Ltd. (g)(h)	4.92%	07/14/2026	2,750	2,307,552
TriMaran CLO VII Ltd. (g)(h)	3.74%	06/15/2021	1,535	1,492,542
Voya CLO 2014-2, Ltd. (g)(h)	5.04%	07/17/2026	1,875	1,508,059
Total Structured Products				114,570,895

			Shares

Common Stocks & Other Equity Interests–0.39%(i)

Aerospace & Defense–0.01%

IAP Worldwide Services (g)(j)			134	167,387

Automotive–0.01%

Dayco Products, LLC (g)(j)			3,266	121,387

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Shares	Value

Automotive–(continued)

Dayco Products, LLC (g)(j)	3,261	$121,202

		242,589

Building & Development–0.09%

Lake at Las Vegas Joint Venture, LLC, Class A (Acquired 04/28/10-07/15/10; Cost $664,569) (g)(j)	518	0
Lake at Las Vegas Joint Venture, LLC, Class B (Acquired 06/30/10; Cost $3,408,940) (g)(j)	4	0
Stile Acquisition Corp. (Canada) (j)	27,093	1,787,054
United Subcontractors, Inc. (g)(j)	4,840	145,215
		1,932,269

Business Equipment & Services–0.03%

EmployBridge Holding Co. (g)(j)	43,971	647,473

Cable & Satellite Television–0.11%

ION Media Networks, Inc.	4,471	2,326,261

Chemicals & Plastics–0.00%

LyondellBasell Industries N.V. Class A	218	20,889

Drugs–0.00%

BPA Laboratories, Class A, Wts. expiring 04/29/24, (Acquired 04/29/14; Cost $0) (g)(j)	3,490	0
BPA Laboratories, Class B, Wts. expiring 04/29/24, (Acquired 04/29/14; Cost $0) (g)(j)	5,595	0
		0

Financial Intermediaries–0.00%

Bankruptcy Management Solutions, Inc. (g)(j)	335	12,562
Bankruptcy Management Solutions, Inc., Class A, Wts. expiring 06/27/18, (Acquired 06/27/13; Cost $0) (g)(j)	19	0
Bankruptcy Management Solutions, Inc., Class B, Wts. expiring 06/27/18, (Acquired 06/27/13; Cost $0) (g)(j)	21	0
Bankruptcy Management Solutions, Inc., Class C, Wts. expiring 06/27/18, (Acquired 06/27/13; Cost $0) (g)(j)	31	0
		12,562

Food Products–0.00%

QCE LLC (g)(j)	17	0

Forest Products–0.00%

Xerium Technologies, Inc. (j)	1,766	20,556

Leisure Goods, Activities & Movies–0.00%

AMF Bowling Centers, Inc. (j)	1,665	64,519

Lodging & Casinos–0.04%

Twin River Worldwide Holdings, Inc. (g)(j)	18,663	879,027

Publishing–0.06%

F&W Publications, Inc. (g)(j)	288	24,480
Merrill Communications LLC, Class A (g)(j)	133,776	869,544
Tribune Media Co. Class A	9,050	353,041
Tribune Publishing Co.	2,262	23,027
		1,270,092

Surface Transport–0.00%

U.S. Shipping Corp. (Acquired 09/28/07-09/30/09; Cost $0) (g)(j)	6,189	62

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Shares	Value

Surface Transport–(continued)

U.S. Shipping Corp. (Acquired 09/28/07-09/30/09; Cost $87,805) (g)(j)	87,805	$74,634
		74,696

Telecommunications–0.04%

FairPoint Communications, Inc. (j)	44,928	822,632

Utilities–0.00%

Bicent Power, LLC, Series A, Wts. expiring 08/21/22, (Acquired 08/21/12; Cost $0) (g)(j)	101	0
Bicent Power, LLC, Series B, Wts. expiring 08/21/22, (Acquired 08/21/12; Cost $0) (g)(j)	164	0
		0
Total Common Stocks & Other Equity Interests		8,480,952

Preferred Stocks–0.00%

Building & Development–0.00%

United Subcontractors, Inc. (g)(j)	4,840	101,650

Money Market Funds–1.47%

Liquid Assets Portfolio, Institutional Class, 0.17%(l)	15,864,985	15,864,985
Premier Portfolio, Institutional Class, 0.13%(l)	15,864,985	15,864,985
		31,729,970
TOTAL INVESTMENTS–102.15% (Cost $2,386,235,197)		2,209,914,394
OTHER ASSETS LESS LIABILITIES–(2.15)%		(46,509,711)
NET ASSETS–100.00%		$2,163,404,683

Investment Abbreviations:

CDO	—Collateralized Debt Obligation

CLO	—Collateralized Loan Obligation

DIP	—Debtor-in-possession

EUR	—Euro

GBP	—British Pound

IBC	—International Bancshares Corp.

LOC	—Letter of Credit

PIK	—Payment in Kind

SEK	—Swedish Krona

Wts.	—Warrants

Notes to Schedule of Investments:

*	Principal amounts are denominated in U.S. Dollars unless otherwise noted.

(a)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(b)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(c)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 4.

(d)	This floating rate interest will settle after November 30, 2015, at which time the interest rate will be determined.

(e)	All or a portion of this security is Payment-in-Kind.

Issuer	Cash Rate	PIK Rate
Lake at Las Vegas Joint Venture LLC, Exit Revolver Loan	—%	5.00%
QCE LLC, Term Loan	—	15.00

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

(f)	The borrower has filed for protection in federal bankruptcy court.

(g)	Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at November 30, 2015 was $235,214,192, which represented 10.87% of the Fund’s Net Assets.

(h)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on November 30, 2015.

(i)	Acquired through the restructuring of senior loans.

(j)	Non-income producing security.

(k)	Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The value of this security at November 30, 2015 represented less than 1% of the Fund’s Net Assets.

(l)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of November 30, 2015.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2015

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Variable rate senior loan interests are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

                                 Invesco Floating Rate Fund

A.	Security Valuations – (continued)

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

                                 Invesco Floating Rate Fund

E.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

F.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

G.	Industry Focus – To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.
H.	Bank Loan Risk – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
I.	Other Risks – The Fund may invest all or substantially of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

                                 Invesco Floating Rate Fund

I.	Other Risks –(continued)

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

J.	Leverage Risk – The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of November 30, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the three months ended November 30, 2015, Level 2 to Level 3 of $24,673,697, due to third party vendor quotations utilizing single market quotes and from Level 3 to Level 2 of $30,731,760, due to third-party vendor quotations utilizing more than one market quote.

	Level 1	Level 2	Level 3	Total
Equity Securities	$34,757,169	$2,703,152	$2,852,251	$40,312,572
Variable Rate Senior Loan Interests	—	1,769,274,795	135,932,407	1,905,207,202
Bonds and Notes	—	140,273,329	9,550,396	149,823,725
Structured Products	—	114,570,895	—	114,570,895
	34,757,169	2,026,822,171	148,335,054	2,209,914,394
Forward Foreign Currency Contracts*	—	1,314,024	—	1,314,024
Total Investments	$34,757,169	$2,028,136,195	$148,335,054	$2,211,228,418
*	Unrealized appreciation.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

                                 Invesco Floating Rate Fund

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the three months ended November 30, 2015:

	Beginning Balance, as of August 31, 2015	Purchases	Sales	Accrued discounts/ premiums	Net realized gain	Net Change in Unrealized Appreciation/ (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance, as of November 30, 2015
Variable Rate Senior Loan Interests	$150,150,779	$4,521,161	$(7,752,084)	$683,774	$197,135	$(5,862,251)	$24,661,134	$(30,667,241)	$135,932,407
Bonds & Notes	—	9,735,351	—	127	—	(185,082)	—	—	9,550,396
Equity Securities	2,708,358	—	—	—	—	195,849	12,563	(64,519)	2,852,251
Total	$152,859,137	$14,256,512	$(7,752,084)	$683,901	$197,135	$(5,851,484)	$24,673,697	$(30,731,760)	$148,335,054

Securities determined to be Level 3 at the end of the reporting period were valued utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

NOTE 3 — Derivative Investments

Open Forward Foreign Currency Contracts at Period-End
Settlement Date		Contract to				Notional Value	Unrealized Appreciation
	Counterparty	Deliver		Receive
12/15/15	State Street Bank and Trust Co.	EUR	52,075,000	USD	55,938,444	$55,037,762	$900,682
12/15/15	State Street Bank and Trust Co.	GBP	27,250,000	USD	41,454,063	41,041,427	412,636
12/15/15	State Street Bank and Trust Co.	SEK	1,995,000	USD	229,533	228,827	706
Total Forward Foreign Currency Contracts—Currency Risk							$1,314,024

Currency Abbreviations:

EUR	—	Euro	GBP	—	British Pound Sterling	SEK	—	Swedish Krona

USD	—	U.S. Dollar

NOTE 4 — Unfunded Loan Commitments

As of November 30, 2015, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Type	Principal Amount	Value
ABG Intermediate Holdings 2 LLC	Delayed Draw Incremental Term Loan	$ 328,038	$ 325,373
ABG Intermediate Holdings 2 LLC	Second Lien Delayed Draw Incremental Term Loan	98,071	97,704
Cequel Communications, LLC	Revolver Loan	9,468,889	8,616,689
David’s Bridal, Inc.	Asset-Based Revolver Loan	1,536,823	1,398,509
Delta Air Lines, Inc.	Revolver Loan	1,144,857	1,124,822
Equinox Holdings Inc.	Revolver Loan	1,866,265	1,679,639
Frontier Communications Corp.	Delayed Draw Term Loan A	5,716,452	5,394,902
Getty Images, Inc.	Revolver Loan	6,893,288	5,342,298

                                 Invesco Floating Rate Fund

Hearthside Group Holdings, LLC	Revolver Loan	2,052,819	2,009,053
IAP Worldwide Services	Revolver Loan	876,686	859,152
Kenan Advantage Group, Inc.	Delayed Draw Term Loan 1	106,061	105,663
Lake at Las Vegas Joint Venture, LLC	Exit Revolver Loan	12,703	9,591
Midas Intermediate Holdco II, LLC	Delayed Draw Term Loan	170,934	169,760
Post Holdings, Inc.	Revolver Loan	3,566,087	3,557,974
Texas Competitive Electric Holdings Co. LLC	DIP Revolver Loan	26,666,667	26,414,667
		$60,504,640	$57,105,796

NOTE 5 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended November 30, 2015 was $354,293,546 and $433,678,597, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$10,870,674
Aggregate unrealized (depreciation) of investment securities	(189,692,754)
Net unrealized appreciation (depreciation) of investment securities	$(178,822,080)
Cost of investments for tax purposes is $2,388,736,474.

NOTE 6 — Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the three months ended November 30, 2015, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount	Value
Barclays Bank PLC	$6,893,288	$5,342,298
Citibank N.A.	26,666,667	26,414,667
Goldman Sachs Lending Partners LLC	5,138,768	4,989,114
Total	$38,698,723	$36,746,079

                                 Invesco Floating Rate Fund

Invesco Global Real Estate Income Fund
Quarterly Schedule of Portfolio Holdings November 30, 2015

invesco.com/us	GREI-QTR-1 11/15	Invesco Advisers, Inc.

Schedule of Investments

November 30, 2015

(Unaudited)

	Shares	Value

Real Estate Investment Trusts, Common Stocks & Other Equity Interests–60.03%

Australia–6.23%

Goodman Group	1,939,218	$8,602,826
Scentre Group	2,880,676	8,312,761
Stockland	5,515,956	15,982,758
Vicinity Centres	6,052,345	11,886,826
Westfield Corp.	1,962,030	13,590,182
		58,375,353

Canada–1.76%

Allied Properties REIT	220,500	5,407,649
Canadian REIT	173,500	5,486,675
H&R REIT	351,200	5,643,816
		16,538,140

France–2.86%

ICADE	40,245	2,839,408
Mercialys S.A.	246,108	5,296,467
Unibail-Rodamco S.E.	72,560	18,635,958
		26,771,833

Germany–1.16%

Deutsche Wohnen AG	253,351	6,971,344
LEG Immobilien AG	48,750	3,862,828
		10,834,172

Hong Kong–3.77%

Cheung Kong Property Holdings Ltd.	370,500	2,410,358
Henderson Land Development Co. Ltd.	771,700	4,752,583
Hongkong Land Holdings Ltd.	683,300	4,770,235
Kerry Properties Ltd.	59,000	166,269
Link REIT	1,465,000	8,908,962
New World Development Co. Ltd.	4,106,000	4,116,706
Sun Hung Kai Properties Ltd.	485,000	5,961,320
Wharf Holdings Ltd. (The)	736,000	4,224,211
		35,310,644

Japan–7.66%

Activia Properties, Inc.	1,503	6,178,050
AEON REIT Investment Corp.	1,789	2,070,360
Japan Hotel REIT Investment Corp.	8,124	5,919,763
Japan Logistics Fund Inc.	1,106	2,119,459
Japan Prime Realty Investment Corp.	1,350	4,660,845
Japan Retail Fund Investment Corp.	4,031	7,711,621
Kenedix Retail REIT Corp.	2,221	4,521,386
Mitsubishi Estate Co. Ltd.	280,000	5,897,117
Mitsui Fudosan Co., Ltd.	460,000	11,599,025
Mori Hills REIT Investment Corp.	5,868	7,526,866
Nippon Prologis REIT Inc.	2,142	3,756,765
ORIX JREIT Inc.	2,451	3,203,622
Tokyu Fudosan Holdings, Corp.	519,000	3,495,134

	Shares	Value

Japan–(continued)

United Urban Investment Corp.	2,396	$3,192,072
		71,852,085

Netherlands–1.39%

Eurocommercial Properties N.V.	72,804	3,084,773
Vastned Retail N.V.	116,309	5,225,492
Wereldhave N.V.	84,890	4,747,095
		13,057,360

Singapore–2.33%

Ascendas REIT	3,573,000	6,045,758
CapitaLand Mall Trust	1,462,100	1,974,550
Frasers Centrepoint Trust	3,679,300	4,825,397
Mapletree Industrial Trust	8,355,000	8,973,363
		21,819,068

Sweden–0.37%

Castellum AB	246,106	3,462,426

Switzerland–0.17%

Mobimo Holding AG	7,530	1,603,638

United Kingdom–4.34%

Big Yellow Group PLC	323,624	3,884,917
British Land Co. PLC (The)	484,195	6,082,316
Hammerson PLC	590,774	5,432,374
Land Securities Group PLC	1,366,563	25,337,885
		40,737,492

United States–27.99%

American Campus Communities, Inc.	194,500	7,857,800
Apple Hospitality REIT, Inc.	417,300	8,137,350
AvalonBay Communities, Inc.	64,326	11,693,824
Brandywine Realty Trust	123,200	1,695,232
Brixmor Property Group, Inc.	668,100	16,775,991
Care Capital Properties, Inc.	155,159	4,910,782
Cohen & Steers Quality Income Realty Fund, Inc.	357,173	4,100,346
Corrections Corp. of America	202,777	5,227,591
Crown Castle International Corp.	79,400	6,821,254
DiamondRock Hospitality Co.	966,600	10,758,258
Digital Realty Trust, Inc.	73,400	5,292,874
Federal Realty Investment Trust	47,700	6,989,004
General Growth Properties, Inc.	94,400	2,404,368
HCP, Inc.	65,000	2,309,450
Healthcare Trust of America, Inc. -Class A	388,800	10,151,568
Highwoods Properties, Inc.	185,400	8,076,024
Hudson Pacific Properties Inc.	279,100	8,001,797
InfraREIT Inc.	500,300	10,091,051
LaSalle Hotel Properties	501,700	14,152,957
Liberty Property Trust	184,600	6,257,940
Mid-America Apartment Communities, Inc.	195,900	17,348,904
National Retail Properties Inc.	201,700	7,757,382

See accompanying notes which are an integral part of this schedule.

Invesco Global Real Estate Income Fund

	Shares	Value

United States–(continued)

Prologis, Inc.	95,100	$4,065,525
QTS Realty Trust, Inc. -Class A	65,300	2,756,966
Realty Income Corp.	185,466	9,202,823
Retail Opportunity Investments Corp.	716,000	13,095,640
Rexford Industrial Realty, Inc.	233,300	3,758,463
RLJ Lodging Trust	512,000	12,492,800
Simon Property Group, Inc.	83,900	15,625,536
Terreno Realty Corp.	153,700	3,481,305
Ventas, Inc.	396,900	21,170,646
		262,461,451
Total Real Estate Investment Trusts, Common Stocks & Other Equity Interests (Cost $558,971,720)		562,823,662

Preferred Stocks–21.16%

Australia–0.46%

Goodman PLUS Trust, 6.04% Unsec. Sub. Gtd. Floating Rate Pfd.(a)	60,179	4,330,385

United States–20.70%

Alexandria Real Estate Equities Inc., Series E, 6.45% Pfd.	71,000	1,833,930
American Tower Corp., $5.50 Conv. Pfd.	44,000	4,495,920
American Tower Corp., Series A, $5.25 Conv. Pfd.	76,440	7,915,362
CoreSite Realty Corp., Series A, 7.25% Pfd.	408,585	10,602,781
Crown Castle International Corp., Series A, $4.50 Conv. Pfd.	123,900	13,211,457
CubeSmart, Series A, 7.75% Pfd.	336,352	8,805,695
Digital Realty Trust, Inc., Series E, 7.00% Pfd.	170,500	4,427,885
Eagle Hospitality Properties Trust Inc., Series A, 8.25% Pfd.	195,800	12,257
Essex Property Trust, Inc., Series H, 7.13% Pfd.	632,720	16,406,430
Hersha Hospitality Trust, Series B, 8.00% Pfd.	340,500	8,730,420
Hudson Pacific Properties Inc., Series B, 8.38% Pfd.	631,407	16,025,110
Kilroy Realty Corp., Series G, 6.88% Pfd.	222,502	5,747,227
Kilroy Realty Corp., Series H, 6.38% Pfd.	292,827	7,496,371
LaSalle Hotel Properties, Series H, 7.50% Pfd.	249,210	6,300,029
National Retail Properties Inc., Series D, 6.63% Pfd.	170,596	4,466,203
Pebblebrook Hotel Trust, Series A, 7.88% Pfd.	471,065	12,106,370
Pebblebrook Hotel Trust, Series B, 8.00% Pfd.	365,910	9,579,524
Pebblebrook Hotel Trust, Series C, 6.50% Pfd.	127,670	3,187,920
Public Storage, Series Q, 6.50% Pfd.	215,309	5,533,441
Public Storage, Series R, 6.35% Pfd.	278,634	7,275,134
Public Storage, Series Y, 6.38% Pfd.	374,114	10,310,582

	Shares	Value

United States–(continued)

Regency Centers Corp., Series 6, 6.63% Pfd.	156,200	$4,069,010
Regency Centers Corp., Series 7, 6.00% Pfd.	30,162	764,003
Summit Hotel Properties, Inc., Series A, 9.25% Pfd.	165,294	4,334,009
Summit Hotel Properties, Inc., Series B, 7.88% Pfd.	161,156	4,202,948
Terreno Realty Corp., Series A, 7.75% Pfd.	169,651	4,410,926
Welltower Inc., Series I, $3.25 Conv. Pfd.	46,400	2,734,816
Welltower Inc., Series J, 6.50% Pfd.	348,031	9,132,333
		194,118,093
Total Preferred Stocks (Cost $201,340,639)		198,448,478

		Principal Amount

Mortgage-Backed Securities–16.39%

United Kingdom–1.50%

Logistics UK PLC, Series 2015-1A, class E, Floating Rate Pass through Ctfs., 3.97%, 08/20/2025(a)(b)(c)	GBP	7,500,000	11,091,672

Triton European Loan Conduit PLC, Series 26X, Class F, Floating Rate Pass Through Ctfs., 1.08%, 10/25/2019(a)(b)	GBP	716,330	1,049,805
Series 26X, Class G, Floating Rate Pass Through Ctfs., 1.26%, 10/25/2019(a)(b)	GBP	975,926	1,405,464
Series 26X, Class H, Floating Rate Pass Through Ctfs., 1.43%, 10/25/2019(a)(b)	GBP	354,015	501,929
			14,048,870

United States–14.89%

ACRE Commercial Mortgage Trust, Series 2013-FL1, Class C, Floating Rate Pass Through Ctfs., 3.20%, 06/15/2030(a)(c)		$8,274,483	8,284,529
Series 2013-FL1, Class D, Floating Rate Pass Through Ctfs., 4.60%, 06/15/2030(a)(c)		19,706,000	19,736,507
Banc of America Merrill Lynch Commercial Mortgage Inc., Series 2005-5, Class F, Variable Rate Pass Through Ctfs., 5.48%,10/10/2045(a)(c)		5,800,000	5,796,203
Banc of America Merrill Lynch Large Loan Inc., Series 2014-FRR7, Class B, Floating Rate Pass Through Ctfs., 2.47%, 10/26/2044(a)(c)		4,900,000	4,730,684
Series 2014-ICTS, Class E, Floating Rate Pass Through Ctfs., 3.15%, 06/15/2028(a)(c)		8,550,000	8,526,493
Series 2015-ASHF, Class E, Floating Rate Pass Through Ctfs., 4.20%, 01/15/2028(a)(c)		1,400,000	1,400,301

See accompanying notes which are an integral part of this schedule.

Invesco Global Real Estate Income Fund

	Principal Amount	Value

United States–(continued)

Bear Stearns Commercial Mortgage Securities Trust, Series 2004-PWR6, Class B, Pass Through Ctfs., 4.95%, 11/11/2041(c)	$26,522	$27,220
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C5, Class C, Pass Through Ctfs., 5.10%, 08/15/2038	835,432	835,230
Del Coronado Trust, Series 2013-HDMZ, Class M, Floating Rate Pass Through Ctfs., 5.20%, 03/15/2018(a)(c)	12,420,000	12,422,484
FREMF Mortgage Trust, Series 2012-KF01, Class C, Floating Rate Pass Through Ctfs., 4.44%, 10/25/2044(a)(c)	1,278,000	1,330,648
GS Mortgage Securities Corp. Trust, Series 2013-NYC5, Class F, Variable Rate Pass Through Ctfs., 3.77%, 01/10/2030(a)(c)	9,200,000	9,231,234
Series 2013-NYC5, Class G, Variable Rate Pass Through Ctfs., 3.77%, 01/10/2030(a)(c)	4,000,000	3,954,908
GS Mortgage Securities Trust, Series GSMS 2011-GC3, Class E, Pass Through Ctfs., 5.00%, 03/10/2044(c)	7,888,000	7,609,901
Series GSMS 2011-GC3, Class F, Pass Through Ctfs., 5.00%, 03/10/2044(c)	4,900,000	4,388,317
Series GSMS 2011-GC5, Class E, Variable Rate Pass Through Ctfs., 5.47%, 08/10/2044(a)(c)	11,025,000	10,734,133
Hilton USA Trust, Series 2013-HLF, Class EFL, Floating Rate Pass Through Ctfs., 3.94%, 11/5/2030(a)(c)	12,195,130	12,194,032
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-C3, Class F, Variable Rate Pass Through Ctfs., 5.37%, 01/15/2042(a)(c)	25,337	25,321
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C4, Class TAC1, Pass Through Ctfs., 7.99%, 07/15/2046(c)	1,839,954	1,951,796
Series 2012-C8, Class E, Variable Rate Pass Through Ctfs., 4.82%, 10/15/2045(a)(c)	2,805,000	2,762,142
Merrill Lynch Mortgage Trust, Series 2003-KEY1, Class F, Variable Rate Pass Through Ctfs., 6.69%, 11/12/2035(a)(c)	806,808	806,132
Series 2005-MCP1, Class E, Pass Through Ctfs., 5.13%, 06/12/2043(c)	943,905	940,461
Series 2005-MKB2, Class E, Variable Rate Pass Through Ctfs., 6.27%, 09/12/2042(a)(c)	235,000	248,647

	Principal Amount	Value

United States–(continued)

Morgan Stanley Capital I Trust, Series 2003-TOP11, Class G, Variable Rate Pass Through Ctfs., 5.78%, 06/13/2041(a)(c)	$900,000	$915,152
Series 2005-IQ10, Class B, Variable Rate Pass Through Ctfs., 6.33%, 09/15/2042(a)	4,293,207	4,309,622
Series 2006-IQ11, Class B, Variable Rate Pass Through Ctfs., 5.95%, 10/15/2042(a)	270,000	272,211
Starwood Retail Property Trust, Series 2014-STAR, Class E, Floating Rate Pass Through Ctfs., 4.35%, 11/15/2027(a)(c)	12,200,000	12,179,406
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class H, Variable Rate Pass Through Ctfs., 5.48%, 10/15/2041(a)(c)	550,000	554,495
Series 2005-C21, Class D, Variable Rate Pass Through Ctfs., 5.47%, 10/15/2044(a)	3,450,000	3,456,045
		139,624,254
Total Mortgage-Backed Securities (Cost $153,585,151)		153,673,124

U.S. Dollar Denominated Bonds and Notes–0.55%

United States–0.55%

Equinix Inc., Sr. Unsec. Notes, 5.38%, 01/01/2022 (Cost $5,038,814)		4,975,000	5,111,813

Non-U.S. Dollar Denominated Bonds & Notes–0.25%(b)

Australia–0.25%

General Property Trust, Sr. Unsec. Gtd. Medium-Term Notes, 6.75%, 01/24/2019 (Cost $3,211,498)	AUD	2,980,000	2,362,773

		Shares

Money Market Funds–1.35%

Liquid Assets Portfolio –Institutional Class, 0.17% (d)		6,330,595	6,330,595
Premier Portfolio –Institutional Class, 0.13% (d)		6,330,594	6,330,594
Total Money Market Funds (Cost $12,661,189)			12,661,189
TOTAL INVESTMENTS–99.73% (Cost $934,809,011)			935,081,039
OTHER ASSETS LESS LIABILITIES–0.27%			2,577,788
NET ASSETS–100.00%			$937,658,827

See accompanying notes which are an integral part of this schedule.

Invesco Global Real Estate Income Fund

Investment Abbreviations:

AUD	—Australian Dollar
Conv.	—Convertible
Ctfs.	—Certificates
GBP	—British Pound
Gtd.	—Guaranteed
Pfd.	—Preferred
REIT	—Real Estate Investment Trust
Sr.	—Senior
Sub.	—Subordinated
Unsec.	—Unsecured

Notes to Schedule of Investments:

(a)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on November 30, 2015.

(b)	Foreign denominated security. Principal amount is denominated in the currency indicated.

(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at November 30, 2015 was $141,842,818, which represented 15.13% of the Fund’s Net Assets.

(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of November 30, 2015.

See accompanying notes which are an integral part of this schedule.

Invesco Global Real Estate Income Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2015

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

Invesco Global Real Estate Income Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction to the cost of investments in the Statement of Assets and Liabilities. These recharacterizations are reflected in the accompanying financial statements.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts

Invesco Global Real Estate Income Fund

D.	Foreign Currency Translations – (continued)

actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.	Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 –

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of November 30, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

Invesco Global Real Estate Income Fund

During the three months ended November 30, 2015, there were transfers from Level 1 to Level 2 of $28,886,893 and from Level 2 to Level 1 of $165,367,823, due to foreign fair value adjustments.

	Level 1	Level 2		Level 3	Total
Australia	$4,330,385	$60,738,126	$	—	$65,068,511
Canada	16,538,140	—		—	16,538,140
France	26,771,833	—		—	26,771,833
Germany	10,834,172	—		—	10,834,172
Hong Kong	24,013,345	11,297,299		—	35,310,644
Japan	63,884,608	7,967,477		—	71,852,085
Netherlands	13,057,360	—		—	13,057,360
Singapore	15,773,310	6,045,758		—	21,819,068
Sweden	3,462,426	—		—	3,462,426
Switzerland	1,603,638	—		—	1,603,638
United Kingdom	40,737,492	14,048,870		—	54,786,362
United States	469,228,476	144,748,324		—	613,976,800
Total Investments	$690,235,185	$244,845,854	$	—	$935,081,039

NOTE 3 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended November 30, 2015 was $57,659,742 and $153,116,535, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$44,394,553
Aggregate unrealized (depreciation) of investment securities	(48,345,311)
Net unrealized appreciation (depreciation) of investment securities	$(3,950,758)
Cost of investments for tax purposes is $939,031,797.

Invesco Global Real Estate Income Fund

Invesco Growth and Income Fund Quarterly Schedule of Portfolio Holdings November 30, 2015

invesco.com/us	VK-GRI-QTR-1 11/15	Invesco Advisers, Inc.

Schedule of Investments(a)

November 30, 2015

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–97.37%

Aerospace & Defense–1.26%

General Dynamics Corp.	717,939	$105,149,346

Agricultural Products–0.96%

Archer-Daniels-Midland Co.	2,213,536	80,771,929

Application Software–1.82%

Adobe Systems Inc. (b)	853,832	78,091,475
Citrix Systems, Inc. (b)	970,537	74,411,072
		152,502,547

Asset Management & Custody Banks–2.57%

Northern Trust Corp.	1,253,238	93,917,656
State Street Corp.	1,668,201	121,078,028
		214,995,684

Automobile Manufacturers–0.88%

General Motors Co.	2,045,142	74,034,140

Biotechnology–1.14%

Amgen Inc.	493,294	79,469,664
Baxalta Inc.	472,319	16,238,327
		95,707,991

Broadcasting–0.27%

CBS Corp. -Class B	444,087	22,417,512

Cable & Satellite–2.32%

Comcast Corp. -Class A	1,920,154	116,860,573
Time Warner Cable Inc.	419,234	77,461,866
		194,322,439

Communications Equipment–2.73%

Cisco Systems, Inc.	4,621,067	125,924,076
Juniper Networks, Inc.	3,409,566	102,730,223
		228,654,299

Construction Machinery & Heavy Trucks–0.70%

Caterpillar Inc.	805,197	58,497,562

Data Processing & Outsourced Services–1.01%

PayPal Holdings, Inc. (b)	2,404,026	84,765,957

Diversified Banks–12.98%

Bank of America Corp.	13,538,551	235,976,944
Citigroup Inc.	7,049,027	381,281,870
Comerica Inc.	1,851,986	85,839,551
JPMorgan Chase & Co.	5,746,973	383,208,160
		1,086,306,525

	Shares	Value

Electric Utilities–0.70%

FirstEnergy Corp.	1,861,561	$58,434,400

Fertilizers & Agricultural Chemicals–0.69%

Mosaic Co. (The)	1,822,774	57,672,569

Food Distributors–0.74%

Sysco Corp.	1,514,374	62,240,771

General Merchandise Stores–1.69%

Target Corp.	1,953,398	141,621,355

Health Care Equipment–2.20%

Baxter International Inc.	2,022,452	76,145,318
Medtronic PLC	1,434,781	108,096,400
		184,241,718

Health Care Services–0.79%

Express Scripts Holding Co. (b)	769,018	65,735,659

Hotels, Resorts & Cruise Lines–1.92%

Carnival Corp.	3,181,283	160,750,230

Household Products–1.19%

Procter & Gamble Co. (The)	1,326,269	99,257,972

Hypermarkets & Super Centers–1.36%

Wal-Mart Stores, Inc.	1,941,452	114,235,036

Industrial Conglomerates–3.38%

General Electric Co.	9,442,867	282,719,438

Industrial Machinery–0.81%

Ingersoll-Rand PLC	1,149,405	67,435,591

Insurance Brokers–2.93%

Aon PLC	894,648	84,758,951
Marsh & McLennan Cos., Inc.	1,584,422	87,618,537
Willis Group Holdings PLC	1,590,250	73,087,890
		245,465,378

Integrated Oil & Gas–5.16%

Exxon Mobil Corp.	910,072	74,316,480
Occidental Petroleum Corp.	1,259,284	95,189,277
Royal Dutch Shell PLC -Class A (United Kingdom)	6,472,175	160,166,048
TOTAL S.A. (France)	2,054,150	101,999,845
		431,671,650

Integrated Telecommunication Services–1.61%

Koninklijke KPN N.V. (Netherlands)	5,864,644	22,311,783
Orange S.A. (France)	1,310,998	22,659,735
Telecom Italia S.p.A. (Italy)(b)	12,247,771	15,838,279

See accompanying notes which are an integral part of this schedule.

                                 Invesco Growth and Income Fund

	Shares	Value

Integrated Telecommunication Services–(continued)

Telefónica, S.A. (Spain)	989,859	$12,166,745
Verizon Communications Inc.	1,368,352	62,191,598
		135,168,140

Internet Software & Services–1.08%

eBay Inc. (b)	3,047,346	90,170,968

Investment Banking & Brokerage–4.67%

Charles Schwab Corp. (The)	2,962,441	99,863,886
Goldman Sachs Group, Inc. (The)	477,021	90,643,530
Morgan Stanley	5,838,356	200,255,611
		390,763,027

IT Consulting & Other Services–1.28%

Amdocs Ltd.	1,888,760	106,847,153

Managed Health Care–1.46%

Anthem, Inc.	482,801	62,947,595
UnitedHealth Group Inc.	524,692	59,138,035
		122,085,630

Movies & Entertainment–0.71%

Time Warner Inc.	388,370	27,178,132
Viacom Inc. -Class B	650,968	32,411,697
		59,589,829

Multi-Utilities–0.78%

PG&E Corp.	1,236,209	65,185,301

Oil & Gas Equipment & Services–2.12%

Baker Hughes Inc.	1,716,853	92,830,241
Weatherford International PLC (b)	7,799,912	84,317,049
		177,147,290

Oil & Gas Exploration & Production–4.35%

Anadarko Petroleum Corp.	768,955	46,060,404
Apache Corp.	2,846,231	139,977,641
Canadian Natural Resources Ltd. (Canada)	3,964,444	96,008,776
Devon Energy Corp.	1,791,296	82,417,529
		364,464,350

Other Diversified Financial Services–1.32%

Voya Financial, Inc.	2,724,193	110,874,655

Packaged Foods & Meats–1.26%

Mondelez International Inc. -Class A	2,425,220	105,885,105

Pharmaceuticals–7.36%

Eli Lilly and Co.	1,101,077	90,332,357
Merck & Co., Inc.	2,676,703	141,892,026
Novartis AG (Switzerland)	1,298,720	110,804,744
Pfizer Inc.	2,749,524	90,101,902
Sanofi (France)	882,071	78,358,156
Teva Pharmaceutical Industries Ltd. - ADR (Israel)	1,663,526	104,685,691
		616,174,876

	Shares	Value

Publishing–0.70%

Thomson Reuters Corp.	1,451,239	$58,695,086

Railroads–0.92%

CSX Corp.	2,714,830	77,182,617

Regional Banks–6.19%

BB&T Corp.	1,850,718	71,474,729
Citizens Financial Group Inc.	5,615,089	149,529,820
Fifth Third Bancorp	4,301,587	88,913,803
First Horizon National Corp.	3,612,497	53,717,831
PNC Financial Services Group, Inc. (The)	1,622,038	154,920,849
		518,557,032

Security & Alarm Services–0.97%

Tyco International PLC	2,293,608	80,987,299

Semiconductor Equipment–1.02%

Applied Materials, Inc.	4,547,929	85,364,627

Semiconductors–1.28%

Intel Corp.	3,091,669	107,497,331

Specialized Finance–0.69%

CME Group Inc. -Class A	592,871	57,893,853

Systems Software–2.19%

Microsoft Corp.	2,006,305	109,042,677
Symantec Corp.	3,786,338	74,136,498
		183,179,175

Technology Hardware, Storage & Peripherals–0.93%

NetApp, Inc.	2,549,522	78,168,345

Tobacco–1.36%

Philip Morris International Inc.	1,298,530	113,478,537

Wireless Telecommunication Services–0.92%

Vodafone Group PLC –ADR (United Kingdom)	2,290,004	76,852,534
Total Common Stocks & Other Equity Interests (Cost $6,217,515,740)		8,151,820,458

Money Market Funds–2.62%

Liquid Assets Portfolio –Institutional Class, 0.17% (c)	109,524,287	109,524,287

Premier Portfolio –Institutional Class, 0.13% (c)	109,524,287	109,524,287
Total Money Market Funds (Cost $219,048,574)		219,048,574
TOTAL INVESTMENTS–99.99% (Cost $6,436,564,314)		8,370,869,032
OTHER ASSETS LESS LIABILITIES–0.01%		918,048
NET ASSETS–100.00%		$8,371,787,080

See accompanying notes which are an integral part of this schedule.

                                 Invesco Growth and Income Fund

Investment Abbreviations:

ADR	— American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of November 30, 2015.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Growth and Income Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2015

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

                                 Invesco Growth and Income Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign

                                 Invesco Growth and Income Fund

E.	Forward Foreign Currency Contracts – (continued)

currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of November 30, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the nine months ended November 30, 2015, there were transfers from Level 2 to Level 1 of $284,477,676, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$8,169,539,387	$201,329,645	$—	$8,370,869,032
Forward Foreign Currency Contracts*	—	16,254,187	—	16,254,187
Total Investments	$8,169,539,387	$217,583,832	$—	$8,387,123,219
*	Unrealized appreciation

                                 Invesco Growth and Income Fund

NOTE 3 — Derivative Investments

Open Forward Foreign Currency Contracts
Settlement Date		Contract to				Notional Value	Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
12/11/15	Bank of New York Mellon (The)	CAD	76,567,698	USD	58,388,676	$57,335,736	$1,052,940
12/11/15	Bank of New York Mellon (The)	CHF	43,956,941	USD	44,405,884	42,769,024	1,636,860
12/11/15	Bank of New York Mellon (The)	EUR	91,068,827	USD	99,765,445	96,254,653	3,510,792
12/11/15	Bank of New York Mellon (The)	GBP	60,450,996	USD	93,090,605	91,056,255	2,034,350
12/11/15	Bank of New York Mellon (The)	ILS	148,228,889	USD	38,228,742	38,294,271	(65,529)
12/11/15	State Street Bank & Trust Co.	CAD	76,567,601	USD	58,388,824	57,335,664	1,053,160
12/11/15	State Street Bank & Trust Co.	CHF	43,957,135	USD	44,406,529	42,769,213	1,637,316
12/11/15	State Street Bank & Trust Co.	EUR	91,068,543	USD	99,756,482	96,254,353	3,502,129
12/11/15	State Street Bank & Trust Co.	GBP	60,451,188	USD	93,048,584	91,056,544	1,992,040
12/11/15	State Street Bank & Trust Co.	ILS	148,228,808	USD	38,229,214	38,294,250	(65,036)
12/11/15	State Street Bank & Trust Co.	USD	1,047,638	CAD	1,397,157	1,046,224	(1,414)
12/11/15	State Street Bank & Trust Co.	USD	770,275	CHF	782,086	760,951	(9,324)
12/11/15	State Street Bank & Trust Co.	USD	1,700,869	EUR	1,596,241	1,687,139	(13,730)
12/11/15	State Street Bank & Trust Co.	USD	1,081,044	GBP	710,808	1,070,677	(10,367)
Total Forward Foreign Currency Contracts—Currency Risk							$16,254,187

Currency Abbreviations:
CAD	—	Canadian Dollar	GBP	—	British Pound Sterling

CHF	—	Swiss Franc	ILS	—	Israeli Shekel

EUR	—	Euro	USD	—	U.S. Dollar

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended November 30, 2015 was $344,407,014 and $590,710,365, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$2,216,274,985
Aggregate unrealized (depreciation) of investment securities	(292,061,349)
Net unrealized appreciation of investment securities	$1,924,213,636
Cost of investments for tax purposes is $6,446,655,396.

                                 Invesco Growth and Income Fund

Invesco Low Volatility Equity Yield Fund Quarterly Schedule of Portfolio Holdings November 30, 2015

invesco.com/us	LVEY-QTR-1 11/15	Invesco Advisers, Inc.

Schedule of Investments(a)

November 30, 2015

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–98.15%

Aerospace & Defense–0.44%

Huntington Ingalls Industries, Inc.	9,500	$1,243,740

Agricultural Products–1.60%

Bunge Ltd.	58,000	3,863,380
Ingredion Inc.	6,400	630,848
		4,494,228

Apparel Retail–1.61%

Abercrombie & Fitch Co. -Class A (b)	101,700	2,600,469
American Eagle Outfitters, Inc. (b)	53,800	837,666
Chico’s FAS, Inc.	51,600	619,200
Guess?, Inc.	24,400	480,436
		4,537,771

Biotechnology–2.67%

Myriad Genetics, Inc. (c)	54,200	2,357,700
PDL BioPharma Inc. (b)	264,000	999,240
United Therapeutics Corp. (c)	27,100	4,136,273
		7,493,213

Broadcasting–0.17%

TEGNA Inc.	17,000	480,250

Building Products–0.37%

Owens Corning	22,100	1,035,164

Commercial Printing–0.65%

R. R. Donnelley & Sons Co.	113,600	1,827,824

Communications Equipment–2.46%

Cisco Systems, Inc.	194,600	5,302,850
InterDigital, Inc.	20,400	1,074,876
Polycom, Inc. (c)	39,000	531,570
		6,909,296

Computer & Electronics Retail–2.49%

Best Buy Co., Inc.	117,500	3,734,150
GameStop Corp. -Class A (b)	88,100	3,086,143
Rent-A-Center, Inc.	10,600	181,896
		7,002,189

Construction Machinery & Heavy Trucks–0.57%

Allison Transmission Holdings, Inc.	57,200	1,599,312

Consumer Finance–0.31%

Navient Corp.	73,100	870,621

Data Processing & Outsourced Services–1.34%

Western Union Co. (The)	200,400	3,779,544

Department Stores–1.34%

Kohl’s Corp.	73,600	3,468,768

	Shares	Value

Department Stores–(continued)

Macy’s, Inc.	7,500	$293,100
		3,761,868

Diversified Chemicals–0.10%

Chemours Co. (The)	45,000	281,250

Diversified REIT’s–0.33%

Liberty Property Trust	27,000	915,300

Diversified Support Services–0.47%

Ritchie Bros. Auctioneers Inc. (Canada)(b)	49,400	1,323,426

Electric Utilities–5.98%

Entergy Corp.	76,300	5,083,869
Exelon Corp.	161,400	4,407,834
FirstEnergy Corp.	97,000	3,044,830
PPL Corp.	125,300	4,265,212
		16,801,745

Electrical Components & Equipment–0.21%

General Cable Corp.	38,300	583,692

Environmental & Facilities Services–1.50%

Waste Management, Inc.	78,300	4,210,191

Gas Utilities–1.05%

National Fuel Gas Co.	20,000	914,400
New Jersey Resources Corp.	35,300	1,060,765
Southwest Gas Corp.	8,400	471,072
WGL Holdings Inc.	8,300	511,778
		2,958,015

General Merchandise Stores–1.78%

Big Lots, Inc.	12,000	539,880
Target Corp.	61,500	4,458,750
		4,998,630

Gold–2.04%

Barrick Gold Corp. (Canada)(b)	265,400	1,948,036
Newmont Mining Corp.	205,600	3,785,096
		5,733,132

Health Care Distributors–1.57%

AmerisourceBergen Corp.	44,700	4,409,208

Health Care Facilities–0.14%

LifePoint Health, Inc. (c)	5,500	393,855

Health Care REIT’s–3.66%

Care Capital Properties, Inc.	12,500	395,625
HCP, Inc.	126,900	4,508,757
Healthcare Trust of America, Inc. -Class A	34,900	911,239
Medical Properties Trust Inc.	130,100	1,562,501

See accompanying notes which are an integral part of this schedule.

                                 Invesco Low Volatility Equity Yield Fund

	Shares	Value

Health Care REIT’s–(continued)

National Health Investors, Inc.	14,600	$881,694
Senior Housing Properties Trust	139,400	2,014,330
		10,274,146

Health Care Services–0.15%

Premier Inc. -Class A (c)	12,100	415,756

Home Furnishings–0.26%

Leggett & Platt, Inc.	15,400	717,640

Homebuilding–0.13%

TopBuild Corp. (c)	12,100	368,566

Hotel and Resort REIT’s–0.70%

Hospitality Properties Trust	71,200	1,977,224

Industrial Machinery–0.12%

Kennametal Inc.	11,100	324,675

Integrated Telecommunication Services–5.50%

AT&T Inc.	98,300	3,309,761
BCE Inc. (Canada)	70,700	3,044,342
CenturyLink Inc.	162,400	4,373,432
Verizon Communications Inc.	95,700	4,349,565
Windstream Holdings Inc. (b)	60,500	376,915
		15,454,015

Internet Software & Services–2.00%

IAC/InterActiveCorp	44,400	2,787,876
VeriSign, Inc. (b)(c)	31,800	2,844,192
		5,632,068

IT Consulting & Other Services–0.77%

Leidos Holdings, Inc.	37,400	2,166,582

Leisure Facilities–0.87%

Six Flags Entertainment Corp.	41,100	2,133,090
Vail Resorts, Inc.	2,500	301,500
		2,434,590

Life & Health Insurance–0.36%

Sun Life Financial Inc. (Canada)(b)	30,900	1,019,700

Mortgage REIT’s–6.62%

American Capital Agency Corp.	155,000	2,782,250
Annaly Capital Management Inc.	506,700	4,854,186
Chimera Investment Corp.	118,600	1,671,074
CYS Investments, Inc.	208,600	1,581,188
Hatteras Financial Corp.	69,500	978,560
MFA Financial, Inc.	364,800	2,546,304
Starwood Property Trust, Inc.	104,500	2,124,485
Two Harbors Investment Corp.	242,700	2,062,950
		18,600,997

Multi-Utilities–5.48%

Ameren Corp.	57,700	2,524,952
Consolidated Edison, Inc.	50,100	3,113,715
PG&E Corp.	105,300	5,552,469

	Shares	Value

Multi-Utilities–(continued)

Public Service Enterprise Group Inc.	107,700	$4,211,070
		15,402,206

Office REIT’s–1.27%

Alexandria Real Estate Equities, Inc.	20,800	1,915,472
Piedmont Office Realty Trust Inc. -Class A	84,300	1,643,007
		3,558,479

Office Services & Supplies–0.65%

Pitney Bowes Inc.	69,500	1,501,200
West Corp.	13,000	331,500
		1,832,700

Oil & Gas Drilling–1.60%

Noble Corp. PLC (b)	337,900	4,483,933

Oil & Gas Exploration & Production–0.27%

Enerplus Corp. (Canada)(b)	151,900	751,905

Oil & Gas Refining & Marketing–2.59%

CVR Energy, Inc. (b)	36,400	1,738,100
Valero Energy Corp.	77,100	5,540,406
		7,278,506

Packaged Foods & Meats–5.61%

Campbell Soup Co.	14,300	747,032
ConAgra Foods, Inc.	98,300	4,023,419
Dean Foods Co.	128,500	2,410,660
Flowers Foods, Inc.	70,200	1,651,104
General Mills, Inc.	34,100	1,969,616
Kellogg Co.	6,300	433,251
Pilgrim’s Pride Corp. (b)	187,500	4,036,875
Pinnacle Foods Inc.	11,100	483,294
		15,755,251

Pharmaceuticals–1.91%

Pfizer Inc.	163,400	5,354,618

Property & Casualty Insurance–1.32%

AmTrust Financial Services, Inc.	7,000	437,570
Assured Guaranty Ltd.	123,500	3,265,340
		3,702,910

Regional Banks–1.92%

CIT Group, Inc.	84,200	3,617,232
Commerce Bancshares, Inc.	15,645	718,419
SunTrust Banks, Inc.	24,300	1,055,106
		5,390,757

Reinsurance–0.63%

Everest Re Group, Ltd.	4,250	783,870
Validus Holdings, Ltd.	21,200	1,000,216
		1,784,086

Residential REIT’s–1.89%

Equity Lifestyle Properties, Inc.	23,100	1,440,978

See accompanying notes which are an integral part of this schedule.

                                 Invesco Low Volatility Equity Yield Fund

	Shares	Value

Residential REIT’s–(continued)

Equity Residential	41,000	$3,272,620
Post Properties, Inc.	10,300	607,288
		5,320,886

Restaurants–1.97%

Brinker International, Inc.	15,800	720,796
Cracker Barrel Old Country Store, Inc. (b)	5,050	635,896
Darden Restaurants, Inc.	74,300	4,173,431
		5,530,123

Retail REIT’s–2.12%

CBL & Associates Properties, Inc.	99,800	1,304,386
Kimco Realty Corp.	46,400	1,210,576
Regency Centers Corp.	34,500	2,324,610
Urban Edge Properties	13,500	323,865
Weingarten Realty Investors	23,000	804,080
		5,967,517

Semiconductors–1.88%

Intel Corp.	152,200	5,291,994

Soft Drinks–3.53%

Coca-Cola Enterprises, Inc.	82,400	4,144,720
Dr Pepper Snapple Group, Inc.	64,300	5,770,925
		9,915,645

Specialized REIT’s–4.90%

Communications Sales & Leasing, Inc.	105,900	2,059,755
Corrections Corp. of America	27,700	714,106
Digital Realty Trust, Inc.	76,800	5,538,048
Four Corners Property Trust, Inc. (c)	24,767	490,380
Lamar Advertising Co. -Class A	36,200	2,114,442
Public Storage	8,450	2,028,507
Sovran Self Storage, Inc.	8,100	813,969
		13,759,207

Specialty Stores–0.34%

GNC Holdings, Inc. -Class A	31,900	950,939

Technology Distributors–0.57%

Tech Data Corp. (c)	23,600	1,596,540

Technology Hardware, Storage & Peripherals–2.25%

Apple Inc.	15,300	1,809,990
NetApp, Inc.	147,200	4,513,152
		6,323,142

Thrifts & Mortgage Finance–1.07%

New York Community Bancorp, Inc.	182,700	2,996,280

Tobacco–1.99%
Altria Group, Inc.	97,100	5,592,960

Wireless Telecommunication Services–0.06%

Rogers Communications, Inc. -Class B (Canada)	4,400	169,400
Total Common Stocks & Other Equity Interests (Cost $279,001,727)		275,739,407

	Principal Amount	Value

U.S. Treasury Bills–0.23%

0.26%, 03/10/2016(d)(e) (Cost $649,526)	$650,000	$649,729

	Shares

Money Market Funds–1.41%

Liquid Assets Portfolio –Institutional Class, 0.17% (f)	1,985,823	1,985,823
Premier Portfolio –Institutional Class, 0.13% (f)	1,985,824	1,985,824
Total Money Market Funds (Cost $3,971,647)		3,971,647
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–99.79% (Cost $283,622,900)		280,360,783

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–7.16%

Liquid Assets Portfolio - Institutional Class, 0.17% (Cost $20,110,850)(f)(g)	20,110,850	20,110,850

TOTAL INVESTMENTS–106.95% (Cost $303,733,750)		300,471,633

OTHER ASSETS LESS LIABILITIES–(6.95)%		(19,534,309)

NET ASSETS–100.00%		$280,937,324

Investment Abbreviations:

REIT	—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at November 30, 2015.

(c)	Non-income producing security.

(d)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1E and Note 3.

(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of November 30, 2015.

(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1D.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Low Volatility Equity Yield Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2015

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

                                 Invesco Low Volatility Equity Yield Fund

A.	Security Valuations – (continued)

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

                                 Invesco Low Volatility Equity Yield Fund

E.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
F.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of November 30, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$299,821,904	$—	$—	$299,821,904
U.S. Treasury Securities	—	649,729	—	649,729
	299,821,904	649,729	—	300,471,633
Futures Contracts*	85,270	—	—	85,270
Total Investments	$299,907,174	$649,729	$—	$300,556,903
*	Unrealized appreciation.

                                 Invesco Low Volatility Equity Yield Fund

NOTE 3 — Derivative Investments

Open Futures Contracts- Equity Risk
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation
E-Mini S&P 500 Index	Long	41	December-2015	$ 4,263,590	$ 85,270

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended November 30, 2015 was $71,778,014 and $80,665,704, respectively. During the same period, purchases and sales of long-term U.S. Treasury obligations were $649,146 and $0, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$20,775,810
Aggregate unrealized (depreciation) of investment securities	(24,240,313)
Net unrealized appreciation (depreciation) of investment securities	$(3,464,503)
Cost of investments for tax purposes is $303,936,136.

                                 Invesco Low Volatility Equity Yield Fund

Invesco Pennsylvania Tax Free Income Fund Quarterly Schedule of Portfolio Holdings November 30, 2015

invesco.com/us	VK-PTFI-QTR-1 11/15	Invesco Advisers, Inc.

Schedule of Investments

November 30, 2015

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Municipal Obligations–102.83%

Pennsylvania–97.53%

Allegheny (County of) Higher Education Building Authority (Chatham University); Series 2012 A, University RB	5.00%	09/01/2035	$1,000	$1,068,370
Allegheny (County of) Higher Education Building Authority (Duquesne University);
Series 1998, Ref. University RB (INS-AMBAC) (a)	5.50%	03/01/2020	1,750	1,940,575
Series 2011 A, University RB	5.50%	03/01/2031	550	619,757
Allegheny (County of) Higher Education Building Authority (Robert Morris University); Series 2008 A, University RB	6.00%	10/15/2038	1,000	1,081,040
Allegheny (County of) Hospital Development Authority (Ohio Valley General Hospital); Series 2005 A, RB	5.00%	04/01/2025	1,600	1,600,160
Allegheny (County of) Hospital Development Authority (University of Pittsburgh Medical Center); Series 2009, RB	5.63%	08/15/2039	1,250	1,394,050
Allegheny (County of) Industrial Development Authority (Residential Resources, Inc.); Series 2006, Lease RB	5.10%	09/01/2026	980	986,154
Allegheny (County of) Redevelopment Authority (Pittsburgh Mills); Series 2004, Tax Allocation RB	5.60%	07/01/2023	1,125	1,136,239
Allegheny (County of) Sanitary Authority; Series 2015, Ref. RB (b)	5.00%	12/01/2045	2,120	2,369,355
Allegheny (County of); Series 2008 C 61, Unlimited Tax GO Bonds (INS-AGC) (a)	5.00%	12/01/2033	500	546,885
Beaver (County of) Industrial Development Authority (FirstEnergy Generation Corp.); Series 2008 A, Ref. PCR	2.15%	03/01/2017	700	700,468
Beaver (County of) Industrial Development Authority; Series 2008 A, Ref. PCR (c)	2.70%	04/02/2018	230	229,867
Beaver (County of);
Series 2009, Unlimited Tax GO Notes (c)(d)	5.55%	11/15/2017	65	71,098
Series 2009, Unlimited Tax GO Notes (INS-AGM) (a)	5.55%	11/15/2031	1,325	1,429,476
Berks (County of) Industrial Development Authority (One Douglassville); Series 2007 A, Ref. RB (e)	6.13%	11/01/2034	430	435,401
Berks (County of) Municipal Authority (Reading Hospital Medical Center); Series 2012 A, RB	5.00%	11/01/2040	1,000	1,090,350
Bethlehem (City of);
Series 2014, Gtd. Ref. Water RB	5.00%	11/15/2030	425	482,299
Series 2014, Gtd. Ref. Water RB	5.00%	11/15/2031	425	480,866
Bethlehem Area School District; Series 2010, Unlimited Tax GO Bonds (INS-AGM) (a)	5.25%	01/15/2026	1,000	1,129,460
Bucks (County of) Industrial Development Authority (Lutheran Community Telford Center); Series 2007, RB	5.75%	01/01/2037	2,000	2,017,560
Central Bradford Progress Authority (Guthrie Healthcare System); Series 2011, RB	5.38%	12/01/2041	1,100	1,241,251
Centre (County of) Hospital Authority (Mt. Nittany Medical Center); Series 2011, RB	6.25%	11/15/2041	500	580,505
Chartiers Valley Industrial & Commercial Development Authority (Asbury Health Center);
Series 2006, Ref. First Mortgage RB	5.25%	12/01/2015	500	500,045
Series 2006, Ref. First Mortgage RB	5.75%	12/01/2022	900	918,045
Chester (County of) Industrial Development Authority (Renaissance Academy Charter School); Series 2014, RB	5.00%	10/01/2044	1,000	1,046,350
Chester (County of) Industrial Development Authority (University Student Housing, LLC at West Chester University of Pennsylvania); Series 2013, Student Housing RB	5.00%	08/01/2045	750	780,810
Cumberland (County of) Municipal Authority (Asbury Pennsylvania Obligated Group); Series 2010, RB	6.00%	01/01/2040	870	926,185
Cumberland (County of) Municipal Authority (Association of Independent Colleges & Universities of Pennsylvania Financing Program-Dickinson College); Series 2009, RB	5.00%	11/01/2039	750	805,350
Cumberland (County of) Municipal Authority (Diakon Lutheran Ministries);
Series 2007, RB (c)(d)	5.00%	01/01/2017	1,000	1,046,050
Series 2015, Ref. RB	5.00%	01/01/2038	850	910,511
Cumberland (County of) Municipal Authority (Messiah Village); Series 2008 A, RB	5.63%	07/01/2028	1,000	1,060,980
Dauphin (County of) General Authority (Pinnacle Health System); Series 2009 A, Health System RB	6.00%	06/01/2036	2,215	2,522,154
Delaware (County of) Authority (Cabrini College); Series 1999, College RB (INS-AGC) (a)	5.75%	07/01/2023	220	220,539
Delaware (County of) Authority (Neumann College); Series 2008, College RB	6.25%	10/01/2038	110	111,235
Delaware (County of) Authority (Villanova University); Series 2015, RB	5.00%	08/01/2045	215	239,944
Delaware (County of) Industrial Development Authority (Covanta); Series 2015, Ref. RB	5.00%	07/01/2043	425	428,009

See accompanying notes which are an integral part of this schedule.

                                 Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Pennsylvania–(continued)

Delaware River Port Authority (Port District);
Series 2012, Ref. RB	5.00%	01/01/2025	$540	$613,262
Series 2012, Ref. RB	5.00%	01/01/2027	535	601,383
Delaware River Port Authority; Series 2010 D, RB	5.00%	01/01/2040	1,000	1,112,550
Delaware Valley Regional Financial Authority;
Series 2002, RB	5.75%	07/01/2017	1,160	1,246,292
Series 2002, RB	5.75%	07/01/2032	1,000	1,235,470
Doylestown (City of) Hospital Authority; Series 2013 A, RB (INS-AGM) (a)	5.00%	07/01/2024	1,000	1,139,510
East Hempfield (Township of) Industrial Development Authority (Student Services Inc. Student Housing);
Series 2013, RB	5.00%	07/01/2035	500	522,345
Series 2014, RB	5.00%	07/01/2039	250	260,335
Erie (City of) Higher Education Building Authority (Mercyhurst College);
Series 2004 B, Ref. College RB	5.00%	03/15/2023	905	906,774
Series 2008, College RB	5.50%	03/15/2038	500	522,975
Franklin (County of) Industrial Development Authority (Chambersburg Hospital); Series 2010, RB	5.38%	07/01/2042	1,000	1,091,390
Geisinger Authority (Geisinger Health System); Series 2011 A-1, Health System RB	5.13%	06/01/2041	500	550,065
Lancaster (County of) Hospital Authority (Brethren Village); Series 2008 A, RB	6.50%	07/01/2040	350	361,344
Lancaster (County of) Hospital Authority (Landis Homes Retirement Community); Series 2015, Ref. Health Center RB	5.00%	07/01/2045	425	433,581
Lancaster (County of) Hospital Authority (Masonic Villages); Series 2015, Ref. RB	5.00%	11/01/2035	210	234,818
Lehigh (County of) Authority; Series 2013 A, Water & Sewer RB	5.00%	12/01/2038	930	1,045,971
Lehigh (County of) General Purpose Authority (Bible Fellowship Church Homes, Inc.); Series 2013, RB	5.25%	07/01/2042	825	853,957
Lehigh (County of) General Purpose Authority (Kidspeace Obligation Group);
Series 2014 A, RB	7.50%	02/01/2044	683	674,235
Series 2014 B, Conv. CAB RB (f)	7.50%	02/01/2044	172	45,102
Series 2014 C, RB (g)	0.00%	02/01/2044	516	5
Lycoming (County of) Authority (Pennsylvania College of Technology); Series 2011, RB	5.00%	07/01/2030	750	825,383
Lycoming (County of) Authority (Susquehanna Health System); Series 2009 A, Heath System RB	5.75%	07/01/2039	1,250	1,349,000
Monroe (County of) Hospital Authority (Pocono Medical Center); Series 2007, RB	5.13%	01/01/2037	1,500	1,548,780
Montgomery (County of) Higher Education & Health Authority (Abington Memorial Hospital Obligated Group); Series 2012, RB	5.00%	06/01/2031	1,400	1,545,586
Montgomery (County of) Higher Education & Health Authority (Holy Redeemer Health System); Series 2014, Ref. RB	5.00%	10/01/2027	390	426,976
Montgomery (County of) Industrial Development Authority (ACTS Retirement-Life Communities, Inc.);
Series 2009 A-1, RB	6.25%	11/15/2029	1,000	1,125,810
Series 2012, Ref. RB	5.00%	11/15/2028	900	968,058
Montgomery (County of) Industrial Development Authority (Albert Einstein Healthcare); Series 2015, Ref. Health System RB	5.25%	01/15/2045	850	912,033
Montgomery (County of) Industrial Development Authority (Philadelphia Presbytery Homes, Inc.); Series 2010, RB	6.63%	12/01/2030	1,500	1,715,595
Montgomery (County of) Industrial Development Authority (Whitemarsh Community); Series 2008, Mortgage RB (c)(d)	7.00%	02/01/2018	500	565,580
Northampton (County of) General Purpose Authority (Lehigh University); Series 2009, Higher Education RB	5.50%	11/15/2033	1,000	1,119,400
Northampton (County of) General Purpose Authority (St. Luke’s Hospital);
Series 2008 A, Hospital RB	5.50%	08/15/2035	1,000	1,087,370
Series 2010 C, Hospital RB (c)	4.50%	08/15/2016	1,000	1,023,030
Northampton (County of) Industrial Development Authority (Morningstar Senior Living, Inc.); Series 2012, RB	5.00%	07/01/2032	920	949,633
Pennsylvania (Commonwealth of); First Series 2014, Unlimited Tax GO Bonds (b)	5.00%	06/15/2034	3,000	3,407,970
Pennsylvania (State of) Economic Development Financing Agency (Forum Place); Series 2012, Governmental Lease RB	5.00%	03/01/2034	500	545,580
Pennsylvania (State of) Economic Development Financing Authority (Amtrak); Series 2012 A, Ref. Exempt Facilities RB (e)	5.00%	11/01/2041	1,200	1,289,124
Pennsylvania (State of) Economic Development Financing Authority (National Gypson Co.); Series 2014, Ref. Exempt Facilities RB (e)(h)	5.50%	11/01/2044	635	656,673

See accompanying notes which are an integral part of this schedule.

                                 Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Pennsylvania–(continued)

Pennsylvania (State of) Economic Development Financing Authority (PA Bridges FINCO LP); Series 2015, RB (e)	5.00%	06/30/2042	$1,585	$1,697,297
Pennsylvania (State of) Economic Development Financing Authority (Philadelphia Biosolids Facility); Series 2009, Sewage Sludge Disposal RB	6.25%	01/01/2032	1,000	1,106,230
Pennsylvania (State of) Economic Development Financing Authority (PPL Energy Supply); Series 2009 A, Ref. Exempt Facilities RB	6.40%	12/01/2038	500	522,885
Pennsylvania (State of) Economic Development Financing Authority (Shippingport); Series 2006 A, Exempt Facilities RB (c)	2.55%	12/03/2018	1,500	1,490,190
Pennsylvania (State of) Economic Development Financing Authority (Waste Management, Inc.);
Series 2004 A, Solid Waste Disposal RB (c)	1.50%	05/01/2018	1,500	1,503,915
Series 2005 A, Solid Waste Disposal RB (e)	5.10%	10/01/2027	1,300	1,317,940
Pennsylvania (State of) Higher Educational Facilities Authority (AICUP Financing Program-Del Valley College); Series 2012, RB	5.00%	11/01/2042	535	557,165
Pennsylvania (State of) Higher Educational Facilities Authority (Edinboro University Foundation);
Series 2008, RB	5.88%	07/01/2038	750	778,418
Series 2010, RB	6.00%	07/01/2043	500	533,610
Pennsylvania (State of) Higher Educational Facilities Authority (La Salle University); Series 2012, RB	5.00%	05/01/2042	1,180	1,238,788
Pennsylvania (State of) Higher Educational Facilities Authority (Shippensburg University Student Services); Series 2012, RB	5.00%	10/01/2035	1,300	1,352,507
Pennsylvania (State of) Higher Educational Facilities Authority (St. Joseph’s University); Series 2010 A, RB	5.00%	11/01/2034	500	543,500
Pennsylvania (State of) Higher Educational Facilities Authority (Temple University); First Series 2012, RB	5.00%	04/01/2042	570	632,535
Pennsylvania (State of) Higher Educational Facilities Authority (Thomas Jefferson University); Series 2015, Ref. RB	5.25%	09/01/2050	845	937,696
Pennsylvania (State of) Turnpike Commission;
Series 2008 B-1, Sub. RB	5.50%	06/01/2033	1,000	1,087,480
Series 2009 C, Sub. Conv. CAB RB (INS-AGM) (a)(f)	6.25%	06/01/2033	2,000	2,465,180
Series 2009 E, Sub. Conv. CAB RB (f)	6.38%	12/01/2038	1,435	1,633,403
Series 2010 A 1, Motor License Fund Special RB	5.00%	12/01/2038	500	554,625
Series 2010 A-2, Motor License Fund Special Conv. CAB RB (f)	5.50%	12/01/2034	1,000	1,099,340
Series 2010 B 2, Conv. CAB RB (f)	5.00%	12/01/2030	625	675,900
Series 2010 B 2, Conv. CAB RB (f)	5.13%	12/01/2035	500	537,530
Philadelphia (City of) Authority for Industrial Development (The Children’s Hospital of Philadelphia); Series 2014 A, Hospital RB (b)	5.00%	07/01/2042	1,500	1,682,115
Philadelphia (City of) Hospitals & Higher Education Facilities Authority (Jefferson Health System); Series 2010 B, RB (c)(d)	5.00%	05/15/2020	1,500	1,742,700
Philadelphia (City of) Industrial Development Authority (Architecture & Design Charter High School); Series 2013, RB	6.13%	03/15/2043	585	632,163
Philadelphia (City of) Industrial Development Authority (Discovery Charter School); Series 2012, RB	6.25%	04/01/2042	1,000	1,002,020
Philadelphia (City of) Industrial Development Authority (First Philadelphia Preparatory Charter School); Series 2014 A, RB	7.00%	06/15/2033	875	978,652
Philadelphia (City of) Industrial Development Authority (Independence Charter School); Series 2007 A, RB	5.50%	09/15/2037	1,235	1,254,241
Philadelphia (City of) Industrial Development Authority (MaST Charter School); Series 2010, RB	6.00%	08/01/2035	700	774,109
Philadelphia (City of) Industrial Development Authority (New Foundations Charter School); Series 2012, RB	6.63%	12/15/2041	750	826,365
Philadelphia (City of) Industrial Development Authority (Performing Arts Charter School); Series 2013, RB (h)	6.50%	06/15/2033	945	989,604
Philadelphia (City of);
Ninth Series 2010, Gas Works RB	5.25%	08/01/2040	1,000	1,116,280
Series 2009 A, Ref. Unlimited Tax GO Bonds (INS-AGC) (a)	5.50%	08/01/2024	1,000	1,137,630
Series 2010 C, Water & Wastewater RB (INS-AGM) (a)	5.00%	08/01/2035	1,250	1,403,237
Series 2011, Unlimited Tax GO Bonds	6.00%	08/01/2036	500	577,630
Philadelphia (State of) Authority for Industrial Development (Temple University); First Series 2015, Ref. RB	5.00%	04/01/2045	530	588,809

See accompanying notes which are an integral part of this schedule.

                                 Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Pennsylvania–(continued)

Philadelphia School District; Series 2008 E, Limited Tax GO Bonds (INS-BHAC) (a)	5.13%	09/01/2023	$1,500	$1,648,815
Pittsburgh (City of) & Allegheny (County of) Sports & Exhibition Authority (Regional Asset District); Series 2010, Ref. Sales Tax RB (INS-AGM) (a)	5.00%	02/01/2031	1,000	1,129,110
Pittsburgh (City of) Water & Sewer Authority; Series 2013 A, Ref. First Lien RB	5.00%	09/01/2031	500	569,805
Southcentral (Region of) General Authority (Wellspan Health Obligated Group); Series 2014, Ref. RB (b)	5.00%	06/01/2044	3,180	3,523,249
State Public School Building Authority (Harrisburg School District); Series 2009 A, RB (INS-AGC) (a)	5.00%	11/15/2033	1,000	1,089,420
Susquehanna Area Regional Airport Authority; Series 2012 A, Airport System RB (e)	5.00%	01/01/2027	1,185	1,291,543
Union (County of) Hospital Authority (Evangelical Community Hospital); Series 2011, Ref. & Improvement RB	7.00%	08/01/2041	1,000	1,180,480
Washington (County of) Industrial Development Authority (Washington Jefferson College); Series 2010, College RB	5.25%	11/01/2030	500	564,035
Washington (County of) Redevelopment Authority (Victory Centre Tanger Outlet Development); Series 2006 A, Tax Allocation RB	5.45%	07/01/2035	1,355	1,373,157
Westmoreland (County of) Industrial Development Authority (Redstone Presbyterian Senior Care Obligated Group);
Series 2005 A, Retirement Community RB (c)(d)	5.75%	01/01/2016	2,500	2,511,975
Series 2005 A, Retirement Community RB (c)(d)	5.88%	01/01/2016	900	904,410
Westmoreland (County of) Municipal Authority; Series 2013, RB	5.00%	08/15/2031	750	854,175
Wilkes-Barre (City of) Finance Authority (University of Scranton); Series 2010, RB	5.00%	11/01/2040	850	948,209
				123,220,410

Guam–3.70%

Guam (Territory of) (Section 30); Series 2009 A, Limited Obligation RB	5.75%	12/01/2034	1,250	1,387,212
Guam (Territory of) Power Authority;
Series 2010 A, RB	5.50%	10/01/2040	410	451,344
Series 2012 A, Ref. RB	5.00%	10/01/2034	520	562,110
Guam (Territory of) Waterworks Authority;
Series 2010, Water & Wastewater System RB	5.63%	07/01/2040	1,000	1,096,390
Series 2014 A, Ref. Water & Wastewater System RB	5.00%	07/01/2029	285	318,140
Guam (Territory of); Series 2011 A, Business Privilege Tax RB	5.13%	01/01/2042	785	852,565
				4,667,761

Virgin Islands–1.60%

Virgin Islands (Government of) Port Authority; Series 2014 A, Ref. Marine RB (e)	5.00%	09/01/2029	575	641,349
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note - Diageo); Series 2009 A, Sub. RB	6.63%	10/01/2029	750	839,550
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2010 A, Sr. Lien RB	5.00%	10/01/2029	500	545,155
				2,026,054
TOTAL INVESTMENTS(i)–102.83% (Cost $120,805,294)				129,914,225
FLOATING RATE NOTE OBLIGATIONS–(5.17)%
Notes with interest and fee rates ranging from 0.55% to 0.66% at 11/30/2015 and contractual maturities of collateral ranging from 06/15/2034 to 12/01/2045 (See Note 1D)(j)				(6,530,000)
OTHER ASSETS LESS LIABILITIES–2.34%				2,955,156
NET ASSETS–100.00%				$126,339,381

Investment Abbreviations:

AGC	—Assured Guaranty Corp.
AGM	—Assured Guaranty Municipal Corp.
AMBAC	—American Municipal Bond Assurance Corp.
BHAC	—Berkshire Hathaway Assurance Corp.
CAB	—Capital Appreciation Bonds
Conv.	—Convertible
GO	—General Obligation

Gtd.	—Guaranteed
INS	—Insurer
PCR	—Pollution Control Revenue Bonds
RB	—Revenue Bonds
Ref.	—Refunding
Sr.	—Senior
Sub.	—Subordinated

See accompanying notes which are an integral part of this schedule.

                                 Invesco Pennsylvania Tax Free Income Fund

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1D.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(e)	Security subject to the alternative minimum tax.
(f)	Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(g)	Zero coupon bond issued at a discount.
(h)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at November 30, 2015 was $1,646,277, which represented 1.30% of the Fund’s Net Assets.
(i)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percentage
Assured Guaranty Municipal Corp.	6.7%
(j)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at November 30, 2015. At November 30, 2015, the Fund’s investments with a value of $10,982,689 are held by TOB Trusts and serve as collateral for the $6,530,000 in the floating rate note obligations outstanding at that date.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Pennsylvania Tax Free Income Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2015

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

                                 Invesco Pennsylvania Tax Free Income Fund

D.	Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

                                 Invesco Pennsylvania Tax Free Income Fund

D.	Floating Rate Note Obligations – (continued)

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

E.	Other Risks – The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of November 30, 2015, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 3 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended November 30, 2015 was $656,791 and $3,163,285, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$9,516,797
Aggregate unrealized (depreciation) of investment securities	(234,996)
Net unrealized appreciation of investment securities	$9,281,801
Cost of investments for tax purposes is $120,632,424.

                                 Invesco Pennsylvania Tax Free Income Fund

Invesco S&P 500 Index Fund
Quarterly Schedule of Portfolio Holdings November 30, 2015

invesco.com/us	MS-SPI-QTR-1	11/15	Invesco Advisers, Inc.

Schedule of Investments(a)

November 30, 2015

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–95.82%

Advertising–0.14%

Interpublic Group of Cos., Inc. (The)	18,100	$416,300
Omnicom Group Inc.	10,714	791,979
		1,208,279

Aerospace & Defense–2.59%

Boeing Co. (The)	28,170	4,097,327
General Dynamics Corp.	13,379	1,959,488
Honeywell International Inc.	34,479	3,584,092
L-3 Communications Holdings, Inc.	3,542	433,576
Lockheed Martin Corp.	11,778	2,581,266
Northrop Grumman Corp.	8,264	1,540,079
Precision Castparts Corp.	6,063	1,403,827
Raytheon Co.	13,387	1,660,390
Rockwell Collins, Inc.	5,810	538,471
Textron Inc.	12,191	520,190
United Technologies Corp.	36,530	3,508,707
		21,827,413

Agricultural & Farm Machinery–0.13%

Deere & Co.	13,749	1,094,008

Agricultural Products–0.12%

Archer-Daniels-Midland Co.	26,857	980,012

Air Freight & Logistics–0.69%

C.H. Robinson Worldwide, Inc.	6,253	421,640
Expeditors International of Washington, Inc.	8,342	404,921
FedEx Corp.	11,584	1,836,527
United Parcel Service, Inc. -Class B	30,805	3,173,223
		5,836,311

Airlines–0.60%

American Airlines Group Inc.	27,857	1,149,380
Delta Air Lines, Inc.	35,081	1,629,863
Southwest Airlines Co.	29,080	1,334,190
United Continental Holdings Inc. (b)	16,660	928,462
		5,041,895

Alternative Carriers–0.08%

Level 3 Communications, Inc. (b)	12,711	646,100

Aluminum–0.06%

Alcoa Inc.	57,769	540,718

Apparel Retail–0.53%

Gap, Inc. (The)	10,491	280,424
L Brands, Inc.	11,331	1,081,091
Ross Stores, Inc.	18,249	949,131
TJX Cos., Inc. (The)	29,743	2,099,856
Urban Outfitters, Inc. (b)	4,181	93,654
		4,504,156

	Shares	Value

Apparel, Accessories & Luxury Goods–0.44%

Coach, Inc.	12,200	$387,594
Fossil Group, Inc. (b)	1,826	70,246
Hanesbrands, Inc.	17,750	544,392
Michael Kors Holdings Ltd. (b)	8,530	366,961
PVH Corp.	3,639	332,204
Ralph Lauren Corp.	2,676	332,386
Under Armour, Inc. -Class A (b)	7,936	684,242
VF Corp.	15,017	971,600
		3,689,625

Application Software–0.78%

Adobe Systems Inc. (b)	21,948	2,007,364
Autodesk, Inc. (b)	9,975	633,113
Citrix Systems, Inc. (b)	7,086	543,284
Intuit Inc.	12,230	1,225,446
salesforce.com, inc. (b)	27,362	2,180,478
		6,589,685

Asset Management & Custody Banks–1.18%

Affiliated Managers Group, Inc. (b)	2,393	424,111
Ameriprise Financial, Inc.	7,859	887,674
Bank of New York Mellon Corp. (The)	48,803	2,139,524
BlackRock, Inc.	5,649	2,054,654
Franklin Resources, Inc.	17,055	714,946
Invesco Ltd. (c)	18,908	637,011
Legg Mason, Inc.	4,837	214,666
Northern Trust Corp.	9,653	723,396
State Street Corp.	17,999	1,306,367
T. Rowe Price Group Inc.	11,299	860,419
		9,962,768

Auto Parts & Equipment–0.34%

BorgWarner, Inc.	9,980	426,046
Delphi Automotive PLC (United Kingdom)	12,540	1,102,015
Johnson Controls, Inc.	28,847	1,326,962
		2,855,023

Automobile Manufacturers–0.56%

Ford Motor Co.	171,881	2,463,055
General Motors Co.	63,575	2,301,415
		4,764,470

Automotive Retail–0.41%

Advance Auto Parts, Inc.	3,228	525,292
AutoNation, Inc. (b)	3,451	220,588
AutoZone, Inc. (b)	1,360	1,065,927
CarMax, Inc. (b)	9,175	525,728
O’Reilly Automotive, Inc. (b)	4,383	1,156,542
		3,494,077

See accompanying notes which are an integral part of this schedule.

Invesco S&P 500 Index Fund

	Shares	Value

Biotechnology–3.43%

AbbVie Inc.	73,007	$4,245,357
Alexion Pharmaceuticals, Inc. (b)	9,973	1,779,582
Amgen Inc.	33,442	5,387,506
Baxalta Inc.	23,885	821,166
Biogen Inc. (b)	9,830	2,819,834
Celgene Corp. (b)	34,866	3,816,084
Gilead Sciences, Inc.	64,729	6,858,685
Regeneron Pharmaceuticals, Inc. (b)	3,409	1,856,201
Vertex Pharmaceuticals Inc. (b)	10,789	1,395,665
		28,980,080

Brewers–0.08%

Molson Coors Brewing Co. -Class B	6,969	641,357

Broadcasting–0.24%

CBS Corp. -Class B	19,600	989,408
Discovery Communications, Inc. -Class A (b)	6,584	205,026
Discovery Communications, Inc. -Class C (b)	11,370	336,325
Scripps Networks Interactive Inc. -Class A	4,153	235,890
TEGNA Inc.	9,987	282,133
		2,048,782

Building Products–0.09%

Allegion PLC	4,224	283,895
Masco Corp.	15,169	453,705
		737,600

Cable & Satellite–1.10%

Cablevision Systems Corp. -Class A	9,805	299,052
Comcast Corp. -Class A	93,274	5,676,656
Comcast Corp. -Special Class A	16,238	991,167
Time Warner Cable Inc.	12,479	2,305,745
		9,272,620

Casinos & Gaming–0.03%

Wynn Resorts Ltd.	3,581	224,779

Coal & Consumable Fuels–0.01%

CONSOL Energy Inc.	10,099	79,580

Commodity Chemicals–0.19%

LyondellBasell Industries N.V. -Class A	16,437	1,574,993

Communications Equipment–1.33%

Cisco Systems, Inc.	224,319	6,112,693
F5 Networks, Inc. (b)	3,166	326,098
Harris Corp.	5,471	454,804
Juniper Networks, Inc.	15,598	469,968
Motorola Solutions, Inc.	7,090	508,920
QUALCOMM, Inc.	69,299	3,381,098
		11,253,581

Computer & Electronics Retail–0.07%

Best Buy Co., Inc.	13,535	430,142
GameStop Corp. -Class A	4,706	164,851
		594,993

	Shares	Value

Construction & Engineering–0.09%

Fluor Corp.	6,391	$310,603
Jacobs Engineering Group, Inc. (b)	5,459	240,960
Quanta Services, Inc. (b)	9,003	198,516
		750,079

Construction Machinery & Heavy Trucks–0.41%

Caterpillar Inc.	26,579	1,930,964
Cummins Inc.	7,327	735,411
PACCAR Inc.	15,655	813,434
		3,479,809

Construction Materials–0.13%

Martin Marietta Materials, Inc.	2,954	464,960
Vulcan Materials Co.	5,873	602,981
		1,067,941

Consumer Electronics–0.06%

Garmin Ltd.	5,220	197,577
Harman International Industries, Inc.	3,154	325,367
		522,944

Consumer Finance–0.83%

American Express Co.	37,537	2,689,151
Capital One Financial Corp.	23,923	1,878,195
Discover Financial Services	19,198	1,089,678
Navient Corp.	16,496	196,467
Synchrony Financial (b)	36,778	1,170,644
		7,024,135

Data Processing & Outsourced Services–2.28%

Alliance Data Systems Corp. (b)	2,708	776,790
Automatic Data Processing, Inc.	20,544	1,772,125
Fidelity National Information Services, Inc.	12,418	790,654
Fiserv, Inc. (b)	10,345	995,603
MasterCard, Inc. -Class A	44,017	4,310,145
Paychex, Inc.	14,178	769,157
PayPal Holdings, Inc. (b)	48,915	1,724,743
Total System Services, Inc.	7,463	417,629
Visa Inc. -Class A	86,067	6,800,154
Western Union Co. (The)	22,556	425,406
Xerox Corp.	44,311	467,481
		19,249,887

Department Stores–0.16%

Kohl’s Corp.	8,726	411,256
Macy’s, Inc.	14,597	570,451
Nordstrom, Inc.	6,142	345,856
		1,327,563

Distillers & Vintners–0.18%

Brown-Forman Corp. -Class B	4,679	479,785
Constellation Brands, Inc. -Class A	7,584	1,063,732
		1,543,517

Distributors–0.07%

Genuine Parts Co.	6,685	605,862

See accompanying notes which are an integral part of this schedule.

Invesco S&P 500 Index Fund

	Shares	Value

Diversified Banks–4.86%

Bank of America Corp.	461,729	$8,047,936
Citigroup Inc.	132,752	7,180,556
Comerica Inc.	7,846	363,662
JPMorgan Chase & Co.	163,107	10,875,975
U.S. Bancorp	73,010	3,204,409
Wells Fargo & Co.	206,036	11,352,584
		41,025,122

Diversified Chemicals–0.69%

Dow Chemical Co. (The)	51,078	2,662,696
E. I. du Pont de Nemours and Co.	39,908	2,687,405
Eastman Chemical Co.	6,556	476,293
		5,826,394

Diversified Metals & Mining–0.05%

Freeport-McMoRan Inc.	50,144	410,178

Diversified Support Services–0.04%

Cintas Corp.	3,936	360,498

Drug Retail–0.93%

CVS Health Corp.	49,155	4,624,994
Walgreens Boots Alliance, Inc.	38,540	3,238,516
		7,863,510

Electric Utilities–1.56%

American Electric Power Co., Inc.	21,635	1,211,776
Duke Energy Corp.	30,358	2,057,058
Edison International	14,369	852,944
Entergy Corp.	7,917	527,510
Eversource Energy	13,988	712,689
Exelon Corp.	38,001	1,037,807
FirstEnergy Corp.	18,631	584,827
NextEra Energy, Inc.	20,299	2,027,058
Pepco Holdings, Inc.	11,178	286,939
Pinnacle West Capital Corp.	4,886	309,577
PPL Corp.	29,549	1,005,848
Southern Co. (The)	40,066	1,784,540
Xcel Energy, Inc.	22,370	797,714
		13,196,287

Electrical Components & Equipment–0.46%

AMETEK, Inc.	10,680	602,993
Eaton Corp. PLC (b)	20,618	1,199,143
Emerson Electric Co.	28,983	1,449,150
Rockwell Automation, Inc.	5,913	629,379
		3,880,665

Electronic Components–0.21%

Amphenol Corp. -Class A	13,634	750,552
Corning Inc.	54,070	1,012,731
		1,763,283

Electronic Equipment & Instruments–0.02%

FLIR Systems, Inc.	6,184	188,983

Electronic Manufacturing Services–0.14%

TE Connectivity Ltd. (Switzerland)	17,746	1,190,579

	Shares	Value

Environmental & Facilities Services–0.23%

Republic Services, Inc.	10,617	$466,405
Stericycle, Inc. (b)	3,740	451,493
Waste Management, Inc.	18,549	997,379
		1,915,277

Fertilizers & Agricultural Chemicals–0.36%

CF Industries Holdings, Inc.	10,277	474,181
FMC Corp.	5,892	253,179
Monsanto Co.	19,436	1,849,530
Mosaic Co. (The)	14,869	470,455
		3,047,345

Food Distributors–0.12%

Sysco Corp.	24,401	1,002,881

Food Retail–0.25%

Kroger Co. (The)	42,845	1,613,543
Whole Foods Market, Inc.	15,782	460,045
		2,073,588

Footwear–0.47%

NIKE, Inc. -Class B	29,898	3,954,907

Gas Utilities–0.04%

AGL Resources Inc.	5,295	331,308

General Merchandise Stores–0.43%

Dollar General Corp.	12,995	850,003
Dollar Tree, Inc. (b)	10,351	781,086
Target Corp.	27,716	2,009,410
		3,640,499

Gold–0.05%

Newmont Mining Corp.	23,333	429,561

Health Care Distributors–0.57%

AmerisourceBergen Corp.	9,058	893,481
Cardinal Health, Inc.	14,437	1,253,854
Henry Schein, Inc. (b)	3,677	575,377
McKesson Corp.	10,249	1,940,648
Patterson Cos. Inc.	3,853	175,581
		4,838,941

Health Care Equipment–1.96%

Abbott Laboratories	65,737	2,952,906
Baxter International Inc.	24,060	905,859
Becton, Dickinson and Co.	9,272	1,393,118
Boston Scientific Corp. (b)	59,276	1,083,565
C.R. Bard, Inc.	3,271	611,088
Edwards Lifesciences Corp. (b)	4,741	772,783
Intuitive Surgical, Inc. (b)	1,631	848,153
Medtronic PLC	62,373	4,699,182
St. Jude Medical, Inc.	12,425	784,018
Stryker Corp.	13,950	1,345,617
Varian Medical Systems, Inc. (b)	4,363	352,443
Zimmer Biomet Holdings, Inc.	7,533	760,908
		16,509,640

See accompanying notes which are an integral part of this schedule.

Invesco S&P 500 Index Fund

	Shares	Value

Health Care Facilities–0.19%

HCA Holdings, Inc. (b)	14,099	$959,578
Tenet Healthcare Corp. (b)	4,390	145,704
Universal Health Services, Inc. -Class B	4,045	491,548
		1,596,830

Health Care REIT’s–0.29%

HCP, Inc.	20,402	724,883
Ventas, Inc.	14,664	782,178
Welltower Inc.	15,519	980,645
		2,487,706

Health Care Services–0.48%

DaVita HealthCare Partners Inc. (b)	7,507	548,311
Express Scripts Holding Co. (b)	29,803	2,547,561
Laboratory Corp. of America Holdings (b)	4,436	539,151
Quest Diagnostics Inc.	6,330	432,466
		4,067,489

Health Care Supplies–0.04%

DENTSPLY International Inc.	6,165	373,969

Health Care Technology–0.10%

Cerner Corp. (b)	13,544	807,222

Home Entertainment Software–0.21%

Activision Blizzard, Inc.	22,185	835,487
Electronic Arts Inc. (b)	13,749	932,045
		1,767,532

Home Furnishings–0.10%

Leggett & Platt, Inc.	6,034	281,184
Mohawk Industries, Inc. (b)	2,802	534,398
		815,582

Home Improvement Retail–1.27%

Home Depot, Inc. (The)	56,636	7,582,428
Lowe’s Cos., Inc.	40,807	3,125,816
		10,708,244

Homebuilding–0.13%

D.R. Horton, Inc.	14,396	465,135
Lennar Corp. -Class A	7,670	392,780
PulteGroup Inc.	14,158	275,798
		1,133,713

Homefurnishing Retail–0.05%

Bed Bath & Beyond Inc. (b)	7,479	407,755

Hotel and Resort REIT’s–0.06%

Host Hotels & Resorts Inc.	33,128	549,925

Hotels, Resorts & Cruise Lines–0.39%

Carnival Corp.	20,415	1,031,570
Marriott International Inc. -Class A	8,794	623,582
Royal Caribbean Cruises Ltd.	7,565	700,595
Starwood Hotels & Resorts Worldwide, Inc.	7,513	539,734
Wyndham Worldwide Corp.	5,208	395,391
		3,290,872

	Shares	Value

Household Appliances–0.07%

Whirlpool Corp.	3,457	$561,832

Household Products–1.68%

Clorox Co. (The)	5,673	705,154
Colgate-Palmolive Co.	39,700	2,607,496
Kimberly-Clark Corp.	16,065	1,914,145
Procter & Gamble Co. (The)	119,640	8,953,857
		14,180,652

Housewares & Specialties–0.06%

Newell Rubbermaid Inc.	11,810	527,435

Human Resource & Employment Services–0.04%

Robert Half International, Inc.	5,931	303,549

Hypermarkets & Super Centers–0.86%

Costco Wholesale Corp.	19,383	3,128,804
Wal-Mart Stores, Inc.	69,602	4,095,382
		7,224,186

Independent Power Producers & Energy Traders–0.06%

AES Corp. (The)	30,116	300,859
NRG Energy, Inc.	14,583	180,246
		481,105

Industrial Conglomerates–2.39%

3M Co.	27,554	4,314,405
Danaher Corp.	26,226	2,527,924
General Electric Co. (d)	415,722	12,446,717
Roper Technologies, Inc.	4,439	858,902
		20,147,948

Industrial Gases–0.36%

Air Products and Chemicals, Inc.	8,532	1,167,946
Airgas, Inc.	2,962	409,348
Praxair, Inc.	12,634	1,425,115
		3,002,409

Industrial Machinery–0.63%

Dover Corp.	6,900	454,710
Flowserve Corp.	5,881	271,938
Illinois Tool Works Inc.	14,531	1,365,623
Ingersoll-Rand PLC	11,702	686,556
Parker Hannifin Corp.	6,104	638,845
Pentair PLC (United Kingdom)	7,940	450,198
Snap-on Inc.	2,564	441,418
Stanley Black & Decker Inc.	6,757	737,594
Xylem, Inc.	8,004	298,709
		5,345,591

Industrial REIT’s–0.12%

Prologis, Inc.	23,116	988,209

Insurance Brokers–0.29%

Aon PLC	12,350	1,170,039
Marsh & McLennan Cos., Inc.	23,375	1,292,638
		2,462,677

See accompanying notes which are an integral part of this schedule.

Invesco S&P 500 Index Fund

	Shares	Value

Integrated Oil & Gas–2.98%

Chevron Corp.	82,995	$7,579,103
Exxon Mobil Corp.	183,898	15,017,111
Occidental Petroleum Corp.	33,694	2,546,930
		25,143,144

Integrated Telecommunication Services–2.16%

AT&T Inc.	271,298	9,134,603
CenturyLink Inc.	24,830	668,672
Frontier Communications Corp.	51,524	257,105
Verizon Communications Inc.	179,322	8,150,185
		18,210,565

Internet Retail–2.05%

Amazon.com, Inc. (b)	16,914	11,244,427
Expedia, Inc.	4,411	543,038
Netflix Inc. (b)	18,788	2,317,124
Priceline Group Inc. (The) (b)	2,235	2,791,180
TripAdvisor Inc. (b)	4,979	410,120
		17,305,889

Internet Software & Services–3.96%

Akamai Technologies, Inc. (b)	7,876	453,736
Alphabet Inc. -Class A (b)	12,784	9,752,275
Alphabet Inc. -Class C (b)	13,044	9,686,474
eBay Inc. (b)	49,432	1,462,693
Facebook Inc. -Class A (b)	99,668	10,389,392
VeriSign, Inc. (b)	4,404	393,894
Yahoo! Inc. (b)	38,198	1,291,474
		33,429,938

Investment Banking & Brokerage–0.93%

Charles Schwab Corp. (The)	52,804	1,780,023
E*TRADE Financial Corp. (b)	12,797	389,413
Goldman Sachs Group, Inc. (The)	17,754	3,373,615
Morgan Stanley	67,201	2,304,994
		7,848,045

IT Consulting & Other Services–1.26%

Accenture PLC -Class A	27,527	2,951,445
Cognizant Technology Solutions Corp. -Class A (b)	26,883	1,736,104
CSRA Inc. (b)	6,100	192,211
International Business Machines Corp.	39,746	5,541,387
Teradata Corp. (b)	6,244	186,758
		10,607,905

Leisure Products–0.09%

Hasbro, Inc.	4,957	362,307
Mattel, Inc.	14,934	371,259
		733,566

Life & Health Insurance–0.88%

Aflac, Inc.	18,995	1,239,234
Lincoln National Corp.	11,067	608,574
MetLife, Inc.	49,260	2,516,693
Principal Financial Group, Inc.	12,089	622,100
Prudential Financial, Inc.	19,891	1,721,566

	Shares	Value

Life & Health Insurance–(continued)

Torchmark Corp.	5,131	$311,041
Unum Group	10,879	399,042
		7,418,250

Life Sciences Tools & Services–0.59%

Agilent Technologies, Inc.	14,616	611,241
Illumina, Inc. (b)	6,384	1,174,018
PerkinElmer, Inc.	4,999	265,747
Thermo Fisher Scientific, Inc.	17,574	2,432,241
Waters Corp. (b)	3,650	484,793
		4,968,040

Managed Health Care–1.24%

Aetna Inc.	15,374	1,579,678
Anthem, Inc.	11,536	1,504,064
Cigna Corp.	11,356	1,532,833
Humana Inc.	6,533	1,101,856
UnitedHealth Group Inc.	42,057	4,740,244
		10,458,675

Metal & Glass Containers–0.07%

Ball Corp.	6,093	422,976
Owens-Illinois, Inc. (b)	7,089	136,747
		559,723

Motorcycle Manufacturers–0.05%

Harley-Davidson, Inc.	9,083	444,340

Movies & Entertainment–1.56%

Time Warner Inc.	35,971	2,517,251
Twenty-First Century Fox, Inc. -Class A	53,850	1,589,114
Twenty-First Century Fox, Inc. -Class B	19,017	569,559
Viacom Inc. -Class B	15,324	762,982
Walt Disney Co. (The)	68,488	7,771,333
		13,210,239

Multi-Line Insurance–0.62%

American International Group, Inc.	57,067	3,628,320
Assurant, Inc.	2,995	256,132
Hartford Financial Services Group, Inc. (The)	18,296	835,029
Loews Corp.	12,650	479,309
		5,198,790

Multi-Sector Holdings–1.34%

Berkshire Hathaway Inc. -Class B (b)	82,628	11,079,589
Leucadia National Corp.	14,875	262,990
		11,342,579

Multi-Utilities–1.07%

Ameren Corp.	10,700	468,232
CenterPoint Energy, Inc.	18,976	321,643
CMS Energy Corp.	12,201	427,279
Consolidated Edison, Inc.	12,916	802,729
Dominion Resources, Inc.	26,212	1,765,903
DTE Energy Co.	7,915	637,078
NiSource Inc.	14,018	269,006
PG&E Corp.	21,574	1,137,597
Public Service Enterprise Group Inc.	22,310	872,321
SCANA Corp.	6,302	372,700

See accompanying notes which are an integral part of this schedule.

Invesco S&P 500 Index Fund

	Shares	Value

Multi-Utilities–(continued)

Sempra Energy	10,386	$1,030,603
TECO Energy, Inc.	10,373	273,017
WEC Energy Group, Inc.	13,922	686,633
		9,064,741

Office REIT’s–0.25%

Boston Properties, Inc.	6,772	846,432
SL Green Realty Corp.	4,392	518,607
Vornado Realty Trust	7,814	756,083
		2,121,122

Office Services & Supplies–0.02%

Pitney Bowes Inc.	8,904	192,326

Oil & Gas Drilling–0.09%

Diamond Offshore Drilling, Inc.	2,855	64,609
Ensco PLC -Class A	10,397	177,997
Helmerich & Payne, Inc.	4,751	276,746
Transocean Ltd.	15,071	216,419
		735,771

Oil & Gas Equipment & Services–0.99%

Baker Hughes Inc.	19,224	1,039,442
Cameron International Corp. (b)	8,446	576,777
FMC Technologies, Inc. (b)	10,120	344,283
Halliburton Co.	37,698	1,502,265
National Oilwell Varco Inc.	16,927	632,054
Schlumberger Ltd.	55,813	4,305,973
		8,400,794

Oil & Gas Exploration & Production–1.53%

Anadarko Petroleum Corp.	22,405	1,342,060
Apache Corp.	16,670	819,831
Cabot Oil & Gas Corp.	18,250	343,648
Chesapeake Energy Corp.	22,807	120,193
Cimarex Energy Co.	4,165	495,718
ConocoPhillips	54,402	2,940,428
Devon Energy Corp.	17,039	783,964
EOG Resources, Inc.	24,221	2,020,758
EQT Corp.	6,721	384,576
Hess Corp.	10,634	627,406
Marathon Oil Corp.	29,867	522,971
Murphy Oil Corp.	7,161	204,661
Newfield Exploration Co. (b)	7,186	274,936
Noble Energy, Inc.	18,747	687,452
Pioneer Natural Resources Co.	6,584	953,034
Range Resources Corp.	7,468	213,435
Southwestern Energy Co. (b)	16,955	152,765
		12,887,836

Oil & Gas Refining & Marketing–0.65%

Marathon Petroleum Corp.	23,647	1,381,221
Phillips 66	21,118	1,932,930
Tesoro Corp.	5,428	625,143
Valero Energy Corp.	21,924	1,575,459
		5,514,753

Oil & Gas Storage & Transportation–0.51%

Columbia Pipeline Group, Inc.	14,007	268,514

	Shares	Value

Oil & Gas Storage & Transportation–(continued)

Kinder Morgan Inc.	79,275	$1,868,512
ONEOK, Inc.	9,224	271,924
Spectra Energy Corp.	29,610	775,782
Williams Cos., Inc. (The)	30,090	1,100,090
		4,284,822

Packaged Foods & Meats–1.45%

Campbell Soup Co.	7,942	414,890
ConAgra Foods, Inc.	19,041	779,348
General Mills, Inc. (d)	26,407	1,525,268
Hershey Co. (The)	6,441	555,923
Hormel Foods Corp.	5,943	445,249
JM Smucker Co. (The)	5,277	639,520
Kellogg Co.	11,227	772,081
Keurig Green Mountain Inc.	5,299	277,668
Kraft Heinz Co. (The)	26,210	1,931,415
McCormick & Co., Inc.	5,113	439,309
Mead Johnson Nutrition Co.	8,941	720,555
Mondelez International, Inc. -Class A	71,068	3,102,829
Tyson Foods, Inc. -Class A	13,423	671,150
		12,275,205

Paper Packaging–0.15%

Avery Dennison Corp.	4,032	265,951
Sealed Air Corp.	9,077	411,733
WestRock Co.	11,548	584,675
		1,262,359

Paper Products–0.09%

International Paper Co.	18,424	770,676

Personal Products–0.10%

Estee Lauder Cos. Inc. (The) -Class A	9,960	837,835

Pharmaceuticals–5.39%

Allergan PLC (b)	17,360	5,449,130
Bristol-Myers Squibb Co.	73,546	4,928,317
Eli Lilly and Co.	43,025	3,529,771
Endo International PLC (b)	9,185	564,694
Johnson & Johnson	122,134	12,364,846
Mallinckrodt PLC (b)	5,174	351,366
Merck & Co., Inc.	124,230	6,585,432
Mylan N.V. (b)	18,210	934,173
Perrigo Co. PLC	6,450	963,566
Pfizer Inc.	272,019	8,914,063
Zoetis Inc.	20,245	945,442
		45,530,800

Property & Casualty Insurance–0.87%

ACE Ltd.	14,280	1,640,058
Allstate Corp. (The)	17,658	1,108,216
Chubb Corp. (The)	10,010	1,306,605
Cincinnati Financial Corp.	6,512	397,948
Progressive Corp. (The)	25,842	796,451
Travelers Cos., Inc. (The)	13,725	1,572,473
XL Group PLC	13,333	509,054
		7,330,805

Publishing–0.04%

News Corp. -Class A	16,803	241,123

See accompanying notes which are an integral part of this schedule.

Invesco S&P 500 Index Fund

	Shares	Value

Publishing–(continued)

News Corp. -Class B	4,753	$68,728
		309,851

Railroads–0.73%

CSX Corp.	43,388	1,233,521
Kansas City Southern	4,866	442,417
Norfolk Southern Corp.	13,292	1,263,537
Union Pacific Corp.	38,269	3,212,683
		6,152,158

Real Estate Services–0.06%

CBRE Group, Inc. -Class A (b)	12,783	478,979

Regional Banks–0.96%

BB&T Corp.	34,384	1,327,910
Fifth Third Bancorp	35,427	732,276
Huntington Bancshares Inc.	35,419	414,048
KeyCorp	37,086	486,197
M&T Bank Corp.	7,051	883,702
People’s United Financial Inc.	13,671	228,989
PNC Financial Services Group, Inc. (The)	22,652	2,163,493
Regions Financial Corp.	58,436	592,541
SunTrust Banks, Inc.	22,848	992,060
Zions Bancorp.	9,004	269,760
		8,090,976

Research & Consulting Services–0.24%

Dun & Bradstreet Corp. (The)	1,633	176,021
Equifax Inc.	5,214	581,361
Nielsen Holdings PLC	16,179	755,236
Verisk Analytics, Inc. (b)	6,835	512,283
		2,024,901

Residential REIT’s–0.39%

Apartment Investment & Management Co. -Class A	6,892	262,654
AvalonBay Communities, Inc.	5,860	1,065,289
Equity Residential	16,057	1,281,670
Essex Property Trust, Inc.	2,898	668,830
		3,278,443

Restaurants–1.33%

Chipotle Mexican Grill, Inc. (b)	1,372	795,143
Darden Restaurants, Inc.	5,027	282,366
McDonald’s Corp.	41,538	4,741,978
Starbucks Corp.	65,461	4,018,651
Yum! Brands, Inc.	19,017	1,378,923
		11,217,061

Retail REIT’s–0.55%

General Growth Properties, Inc.	25,780	656,617
Kimco Realty Corp.	18,220	475,360
Macerich Co. (The)	5,934	463,742
Realty Income Corp.	11,007	546,167
Simon Property Group, Inc.	13,645	2,541,245
		4,683,131

	Shares	Value

Security & Alarm Services–0.11%

ADT Corp. (The) (d)	7,494	$265,812
Tyco International PLC	18,590	656,413
		922,225

Semiconductor Equipment–0.24%

Applied Materials, Inc.	52,954	993,947
KLA-Tencor Corp.	6,947	461,767
Lam Research Corp.	6,976	545,523
		2,001,237

Semiconductors–2.20%

Altera Corp.	13,339	704,299
Analog Devices, Inc.	13,834	852,589
Avago Technologies Ltd. (Singapore)	11,458	1,494,696
Broadcom Corp. -Class A	24,654	1,346,848
First Solar, Inc. (b)	3,381	191,060
Intel Corp.	209,681	7,290,608
Linear Technology Corp.	10,573	483,398
Microchip Technology Inc.	9,309	449,439
Micron Technology, Inc. (b)	47,476	756,293
NVIDIA Corp.	22,583	716,333
Qorvo, Inc. (b)	6,594	382,914
Skyworks Solutions, Inc.	8,411	698,281
Texas Instruments Inc.	45,269	2,631,034
Xilinx, Inc.	11,407	566,814
		18,564,606

Soft Drinks–1.91%

Coca-Cola Co. (The)	172,676	7,359,451
Coca-Cola Enterprises, Inc.	9,294	467,488
Dr Pepper Snapple Group, Inc.	8,418	755,515
Monster Beverage Corp. (b)	6,706	1,036,815
PepsiCo, Inc.	64,791	6,489,467
		16,108,736

Specialized Consumer Services–0.04%

H&R Block, Inc.	10,398	381,503

Specialized Finance–0.59%

CME Group Inc. -Class A	14,896	1,454,594
Intercontinental Exchange, Inc.	4,872	1,265,941
McGraw Hill Financial, Inc.	12,018	1,159,376
Moody’s Corp.	7,685	792,477
Nasdaq, Inc.	5,214	305,645
		4,978,033

Specialized REIT’s–0.80%

American Tower Corp.	18,668	1,855,226
Crown Castle International Corp.	14,720	1,264,595
Equinix, Inc.	2,578	764,094
Iron Mountain Inc.	8,460	235,019
Plum Creek Timber Co., Inc.	7,705	391,491
Public Storage	6,483	1,556,309
Weyerhaeuser Co.	22,678	729,551
		6,796,285

See accompanying notes which are an integral part of this schedule.

Invesco S&P 500 Index Fund

	Shares	Value

Specialty Chemicals–0.48%

Ecolab Inc.	11,712	$1,395,602
International Flavors & Fragrances Inc.	3,553	426,396
PPG Industries, Inc.	11,939	1,262,430
Sherwin-Williams Co. (The)	3,493	964,312
		4,048,740

Specialty Stores–0.20%

Signet Jewelers Ltd.	3,509	461,048
Staples, Inc.	28,384	342,595
Tiffany & Co.	4,947	394,177
Tractor Supply Co.	5,989	535,117
		1,732,937

Steel–0.07%

Nucor Corp.	14,095	584,238

Systems Software–3.13%

CA, Inc.	13,818	388,424
Microsoft Corp.	352,761	19,172,560
Oracle Corp.	143,435	5,589,662
Red Hat, Inc. (b)	8,091	658,688
Symantec Corp.	30,175	590,827
		26,400,161

Technology Hardware, Storage & Peripherals–4.30%

Apple Inc.	251,526	29,755,526
EMC Corp.	84,891	2,151,138
Hewlett Packard Enterprise Co. (b)	79,673	1,183,941
HP Inc.	79,673	999,099
NetApp, Inc.	13,234	405,754
SanDisk Corp.	9,016	666,012
Seagate Technology PLC	13,320	478,721
Western Digital Corp.	10,161	634,148
		36,274,339

Tires & Rubber–0.05%

Goodyear Tire & Rubber Co. (The)	11,881	414,409

Tobacco–1.50%

Altria Group, Inc.	86,478	4,981,133
Philip Morris International Inc.	68,328	5,971,184
Reynolds American Inc.	36,557	1,690,761
		12,643,078

Trading Companies & Distributors–0.16%

Fastenal Co.	12,797	519,302
United Rentals, Inc. (b)	4,205	330,808
W.W. Grainger, Inc.	2,676	536,645
		1,386,755

Trucking–0.06%

J.B. Hunt Transport Services, Inc.	4,049	316,794
Ryder System, Inc.	2,389	157,578
		474,372
Total Common Stocks & Other Equity Interests (Cost $417,482,911)		808,733,207

	Shares	Value

Money Market Funds–3.76%

Liquid Assets Portfolio –Institutional Class, 0.17% (e)	15,858,469	$15,858,469
Premier Portfolio –Institutional Class, 0.13% (e)	15,858,469	15,858,469
Total Money Market Funds (Cost $31,716,938)		31,716,938
TOTAL INVESTMENTS–99.58% (Cost $449,199,849)		840,450,145
OTHER ASSETS LESS LIABILITIES–0.42%		3,545,834
NET ASSETS–100.00%		$843,995,979

Investment Abbreviations:

REIT	— Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. See Note 4.

(d)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1D and Note 3.

(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of November 30, 2015.

See accompanying notes which are an integral part of this schedule.

Invesco S&P 500 Index Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2015

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

Invesco S&P 500 Index Fund

A.	Security Valuations – (continued)
changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
E.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Invesco S&P 500 Index Fund

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of November 30, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$840,450,145	$—	$—	$840,450,145
Futures Contracts*	7,230	—	—	7,230
Total Investments	$840,457,375	$—	$—	$840,457,375

* Unrealized appreciation.

NOTE 3 — Derivative Investments

Open Futures Contracts – Equity Risk
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation
E-Mini S&P 500 Index	Long	321	December-2015	$ 33,380,790	$7,230

NOTE 4 — Investments in Affiliates

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Ltd. for the three months ended November 30, 2015.

	Value 08/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value 11/30/15	Dividend Income
Invesco Ltd.	$626,498	$ 18,450	$ —	$ (7,937)	$ —	$ 637,011	$ 5,105

Invesco S&P 500 Index Fund

NOTE 5 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended November 30, 2015 was $35,067,902 and $9,072,793, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$378,821,692
Aggregate unrealized (depreciation) of investment securities	(10,059,456)
Net unrealized appreciation of investment securities	$368,762,236
Cost of investments for tax purposes is $471,687,909.

Invesco S&P 500 Index Fund

Invesco Short Duration High Yield Municipal Fund Quarterly Schedule of Portfolio Holdings November 30, 2015

invesco.com/us	SDHYM-QTR-1 11/15	Invesco Advisers, Inc.

Schedule of Investments

November 30, 2015

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Municipal Obligations–89.30%

California–8.65%

California (State of) Statewide Communities Development Authority (Creative Child Care & Team Charter); Series 2015, School Facilities RB (a)	5.00%	06/01/2022	$545	$546,815
California County Tobacco Securitization Agency (The) (Sonoma County Securitization Corp.); Series 2005, Ref. Tobacco Settlement Asset-Backed RB	5.13%	06/01/2038	90	84,898
Golden State Tobacco Securitization Corp.; Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	4.50%	06/01/2027	500	493,420
Inland Empire Tobacco Securitization Authority; Series 2007 A, Tobacco Settlement RB	4.63%	06/01/2021	345	342,388
				1,467,521

Colorado–3.94%

Colorado (State of) Health Facilities Authority (Sunny Vista Living Center); Series 2015 A, Ref. RB	5.00%	12/01/2025	150	149,649
Copperleaf Metropolitan District No. 2; Series 2015, Ref. Unlimited Tax GO Bonds	5.25%	12/01/2030	500	518,705
				668,354

Florida–5.84%

Alachua (County of) (North Florida Retirement Village, Inc.); Series 2007, IDR	5.63%	11/15/2022	150	154,630
Cape Coral (City of) Health Facilities Authority (Gulf Care Inc.); Series 2015, Ref. Senior Housing RB (a)	3.75%	07/01/2019	495	497,218
Lee (County of) Industrial Development Authority (Cypress Cove Healthpark); Series 2012, Ref. RB	4.75%	10/01/2022	315	338,742
				990,590

Illinois–11.26%

Chicago (City of);
Series 2008 C, Ref. Second Lien Wastewater Transmission RB	5.00%	01/01/2020	200	221,518
Series 2009 D, Unlimited Tax GO Bonds	5.00%	01/01/2020	100	104,200
Series 2010 A, Ref. Unlimited Tax GO Bonds	4.00%	01/01/2022	110	110,202
Series 2014 A, Ref. Unlimited Tax GO Bonds	5.25%	01/01/2028	100	105,310
Illinois (State of) Finance Authority (Greenfields of Geneva); Series 2010 C-1, TEMPS-75SM RB	7.00%	02/15/2017	100	100,167
Illinois (State of) Finance Authority (Plymouth Place);
Series 2015, Ref. RB	2.75%	05/15/2019	395	395,841
Series 2015, Ref. RB	5.00%	05/15/2025	250	269,523
Manhattan (Village of) Special Service Area No. 2004-1 (Brookstone Springs); Series 2015, Ref. Special Tax RB	4.25%	03/01/2024	600	603,924
				1,910,685

Iowa–1.87%

Iowa (State of) Finance Authority (Iowa Fertilizer Co.); Series 2013, Midwestern Disaster Area RB	5.00%	12/01/2019	300	317,880

Kansas–1.99%

Olathe (City of) (West Village Center); Series 2007, Special Obligation Tax Increment Allocation RB	5.30%	09/01/2017	345	336,986

Kentucky–3.62%

Kentucky (State of) Economic Development Finance Authority (Rosedale Green); Series 2015, Ref. Health Care Facilities RB	5.00%	11/15/2025	600	613,692

Massachusetts–2.63%

Massachusetts (State of) Development Finance Agency (Evergreen Center Inc.); Series 2005, RB	5.00%	01/01/2024	250	250,232
Massachusetts (State of) Port Authority (Delta Airlines Inc.); Series 2001 A, RB (INS-AMBAC) (b)(c)	5.20%	01/01/2020	195	195,406
				445,638

See accompanying notes which are an integral part of this schedule.

                                 Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Minnesota–4.80%

Rochester (City of) (Homestead at Rochester, Inc.); Series 2015, Health Care & Housing RB	5.00%	12/01/2021	$470	$511,853
St. Paul (City of) Housing & Redevelopment Authority (High School for Recording Arts); Series 2015, Charter School Lease RB	5.13%	10/01/2023	300	301,836
				813,689

Missouri–2.16%

Branson Hills Infrastructure Facilities Community Improvement District; Series 2007 A, Special Assessment RB	5.00%	04/01/2016	500	366,260

New Jersey–8.38%

New Jersey (State of) Economic Development Authority; Series 2012, Ref. RB	5.00%	06/15/2019	400	432,620
New Jersey (State of) Transportation Trust Fund Authority; Series 2010 D, Transportation System RB	5.25%	12/15/2023	500	552,980
Tobacco Settlement Financing Corp.;
Series 2007 1-A, Asset-Backed RB	4.50%	06/01/2023	40	40,608
Series 2007 1A, Asset-Backed RB	4.63%	06/01/2026	400	395,576
				1,421,784

New York–3.67%

Build NYC Resource Corp. (Pratt Paper Inc.); Series 2014, Ref. Waste Disposal RB (a)(b)	3.75%	01/01/2020	600	623,286

Ohio–7.33%

Buckeye Tobacco Settlement Financing Authority; Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.13%	06/01/2024	500	448,110
Muskingum (County of) (Genesis Healthcare System); Series 2013, Hospital Facilities RB	5.00%	02/15/2021	365	400,496
Ohio (State of) (Portsmouth Bypass); Series 2015, Private Activity RB (b)	5.00%	12/31/2025	340	394,421
				1,243,027

Oklahoma–2.22%

Tulsa (City of) Municipal Airport Trust (American Airlines Group, Inc.); Series 2015, Ref. RB (b)(d)	5.00%	06/01/2025	340	376,492

Pennsylvania–3.58%

Pennsylvania (State of) Economic Development Financing Authority (PPL Energy Supply); Series 2009 B, Ref. Exempt Facilities RB (d)	5.00%	09/01/2020	600	607,494

Rhode Island–3.36%

Tobacco Settlement Financing Corp.; Series 2015 A, Ref. RB	5.00%	06/01/2026	500	570,135

Tennessee–0.85%

Tennessee Energy Acquisition Corp.; Series 2006 C, Gas RB	5.00%	02/01/2027	125	145,093

Texas–9.60%

Houston (City of) (United Airlines, Inc. Terminal E); Series 2014, Ref. Airport System RB (b)	4.75%	07/01/2024	200	220,580
New Hope Cultural Education Facilities Corp. (Wesleyan Homes Inc.); Series 2014, Retirement Facilities RB	4.00%	01/01/2018	435	443,369
Red River Health Facilities Development Corp. (MRC Crossing); Series 2014 A, Retirement Facility RB	6.75%	11/15/2024	200	230,958
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, Sr. Lien Gas Supply RB	6.25%	12/15/2026	600	733,980
				1,628,887

Wisconsin–3.55%

Wisconsin (State of) Public Finance Authority (Rose Villa); Series 2014 B, TEMPS-50SM RB	3.75%	11/15/2019	600	601,890
TOTAL INVESTMENTS(e)–89.30% (Cost $15,040,901)				15,149,383
OTHER ASSETS LESS LIABILITIES–10.70%				1,815,456
NET ASSETS–100.00%				$16,964,839

See accompanying notes which are an integral part of this schedule.

                                 Invesco Short Duration High Yield Municipal Fund

Investment Abbreviations:
AMBAC	—American Municipal Bond Assurance Corp.
GO	—General Obligation
IDR	—Industrial Development Revenue Bonds
INS	—Insurer
RB	—Revenue Bonds
Ref.	—Refunding
Sr.	—Senior
TEMPS	—Tax-Exempt Mandatory Paydown Securities

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at November 30, 2015 was $1,667,319, which represented 9.83% of the Fund’s Net Assets.

(b)	Security subject to the alternative minimum tax.

(c)	Principal and/or interest payments are secured by the bond insurance company listed.

(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.

(e)	Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuers obligations. No concentration of any single entity was greater than 5% each.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Short Duration High Yield Municipal Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2015

(Unaudited)

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

                                 Invesco Short Duration High Yield Municipal Fund

D.	Other Risks – The Fund may invest in lower-quality debt securities, i.e., “junk bonds.” Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.

The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of November 30, 2015, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 3 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund for the period September 30, 2015 (commencement date) through November 30, 2015 was $30,849,274 and $16,188,783, respectively. In a fund’s initial year of operations, the cost of investments for tax purposes will not reflect any tax adjustments until its fiscal year end reporting period.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$115,990
Aggregate unrealized (depreciation) of investment securities	(7,508)
Net unrealized appreciation of investment securities	$108,482
Cost of investments is the same for tax and financial reporting purposes.

                                 Invesco Short Duration High Yield Municipal Fund

Invesco Small Cap Discovery Fund Quarterly Schedule of Portfolio Holdings November 30, 2015

invesco.com/us	VK-SCD-QTR-1 11/15	Invesco Advisers, Inc.

Schedule of Investments(a)

November 30, 2015

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–96.98%

Aerospace & Defense–0.18%

TASER International, Inc. (b)	74,459	$1,392,383

Airlines–0.64%

Spirit Airlines Inc. (b)	130,152	4,785,689

Apparel, Accessories & Luxury Goods–0.75%

G-III Apparel Group, Ltd. (b)	123,693	5,673,798

Application Software–10.94%

Cadence Design Systems, Inc. (b)	565,289	12,605,945
Guidewire Software Inc. (b)	207,628	12,318,569
Manhattan Associates, Inc. (b)	99,851	7,648,587
Paycom Software, Inc. (b)	178,238	7,771,177
Qlik Technologies Inc. (b)	220,249	7,006,121
SolarWinds, Inc. (b)	192,177	11,228,902
SS&C Technologies Holdings, Inc.	101,291	7,282,823
Tyler Technologies, Inc. (b)	34,623	6,178,128
Ultimate Software Group, Inc. (The) (b)	52,391	10,347,222
		82,387,474

Asset Management & Custody Banks–1.13%

WisdomTree Investments, Inc.	390,372	8,490,591

Auto Parts & Equipment–1.47%

Gentherm Inc. (b)	125,995	6,405,586
Tenneco Inc. (b)	85,983	4,632,764
		11,038,350

Biotechnology–4.34%

Chiasma, Inc. (b)(c)	114,702	2,545,237
Esperion Therapeutics, Inc. (b)(c)	89,693	2,548,178
Exact Sciences Corp. (b)	357,950	3,253,766
Intercept Pharmaceuticals, Inc. (b)	21,419	3,780,668
Medivation Inc. (b)	142,607	6,029,424
Neurocrine Biosciences, Inc. (b)	164,824	8,961,481
Retrophin, Inc. (b)	170,989	3,821,604
Sarepta Therapeutics, Inc. (b)	47,486	1,745,585
		32,685,943

Building Products–4.71%

A.O. Smith Corp.	90,210	7,195,150
American Woodmark Corp. (b)	68,284	5,599,971
Lennox International Inc.	41,787	5,679,689
Masonite International Corp. (b)	89,176	5,882,049
Owens Corning	118,531	5,551,992
Trex Co., Inc. (b)	129,175	5,593,277
		35,502,128

	Shares	Value

Commodity Chemicals–0.41%

Methanex Corp. (Canada)	78,873	$3,093,399

Communications Equipment–2.39%

ARRIS Group Inc. (b)	327,472	10,010,819
Infinera Corp. (b)	355,288	8,001,086
		18,011,905

Construction & Engineering–0.85%

Dycom Industries, Inc. (b)	72,873	6,367,643

Consumer Electronics–0.79%

Harman International Industries, Inc.	58,012	5,984,518

Data Processing & Outsourced Services–2.07%

Euronet Worldwide, Inc. (b)	136,549	10,612,588
WEX Inc. (b)	53,002	4,996,499
		15,609,087

Distributors–2.24%

Core-Mark Holding Co., Inc.	103,133	8,796,214
Pool Corp.	98,526	8,083,073
		16,879,287

Diversified Support Services–0.87%

Mobile Mini, Inc.	184,705	6,547,792

Electronic Equipment & Instruments–0.50%

Cognex Corp.	101,575	3,768,432

Footwear–0.78%

Skechers U.S.A., Inc. -Class A (b)	195,305	5,898,211

General Merchandise Stores–1.41%

Burlington Stores, Inc. (b)	220,114	10,589,685

Health Care Equipment–3.76%

DexCom Inc. (b)	119,761	10,182,080
Globus Medical, Inc. -Class A (b)	334,983	9,088,089
Wright Medical Group N.V. (b)	422,561	9,051,257
		28,321,426

Health Care Facilities–3.90%

Acadia Healthcare Co., Inc. (b)	115,217	7,951,125
Capital Senior Living Corp. (b)	235,447	5,396,445
Tenet Healthcare Corp. (b)	151,539	5,029,579
VCA, Inc. (b)	199,620	10,985,089
		29,362,238

Health Care Services–1.53%

Team Health Holdings, Inc. (b)	208,810	11,513,783

See accompanying notes which are an integral part of this schedule.

                                 Invesco Small Cap Discovery Fund

	Shares	Value

Health Care Supplies–1.37%

Align Technology, Inc. (b)	110,666	$7,385,849
Penumbra, Inc. (b)(c)	58,497	2,943,569
		10,329,418

Homebuilding–0.80%

TopBuild Corp. (b)	197,352	6,011,342

Homefurnishing Retail–0.76%

Mattress Firm Holding Corp. (b)(c)	115,252	5,688,839

Household Appliances–1.01%

Helen of Troy Ltd. (b)	73,330	7,583,055

Housewares & Specialties–0.79%

Jarden Corp. (b)	127,428	5,948,339

Human Resource & Employment Services–1.00%

TrueBlue, Inc. (b)	257,281	7,535,760

Industrial Conglomerates–1.25%

Carlisle Cos. Inc.	106,875	9,453,094

Industrial Machinery–0.79%

Woodward Inc.	117,366	5,918,767

Internet Software & Services–2.63%

CoStar Group Inc. (b)	45,369	9,493,010
Marketo, Inc. (b)	209,082	6,328,912
Wix.com Ltd. (Israel)(b)	162,177	4,030,098
		19,852,020

Investment Banking & Brokerage–2.27%

E*TRADE Financial Corp. (b)	375,384	11,422,935
Evercore Partners Inc. -Class A	101,862	5,656,397
		17,079,332

IT Consulting & Other Services–2.25%

EPAM Systems, Inc. (b)	118,565	9,334,623
InterXion Holding N.V. (Netherlands)(b)	248,342	7,629,066
		16,963,689

Leisure Facilities–1.18%

Vail Resorts, Inc.	73,964	8,920,058

Leisure Products–1.43%

Brunswick Corp.	205,187	10,798,992

Life Sciences Tools & Services–4.24%

Bio-Techne Corp.	98,473	8,981,722
Bruker Corp. (b)	325,194	7,362,392
PAREXEL International Corp. (b)	120,148	8,152,042
VWR Corp. (b)	280,547	7,484,994
		31,981,150

Marine–0.49%

Kirby Corp. (b)	57,200	3,695,120

	Shares	Value

Metal & Glass Containers–1.32%

Berry Plastics Group Inc. (b)	274,523	$9,981,656

Movies & Entertainment–1.79%

Cinemark Holdings, Inc.	237,800	8,251,660
Lions Gate Entertainment Corp.	153,932	5,224,452
		13,476,112

Office Services & Supplies–0.79%

Steelcase Inc. -Class A	297,279	5,945,580

Oil & Gas Exploration & Production–1.05%

Diamondback Energy Inc. (b)	61,712	4,814,770
RSP Permian Inc. (b)	110,372	3,132,358
		7,947,128

Packaged Foods & Meats–1.54%

Hain Celestial Group, Inc. (The) (b)	120,844	5,160,039
WhiteWave Foods Co. (The) (b)	159,141	6,465,899
		11,625,938

Pharmaceuticals–4.19%

Flamel Technologies S.A. -ADR (France)(b)	263,942	3,792,846
Impax Laboratories, Inc. (b)	292,716	12,897,067
Pacira Pharmaceuticals, Inc. (b)	134,061	8,680,450
Teligent, Inc. (b)(c)	728,114	6,174,407
		31,544,770

Real Estate Services–0.73%

Realogy Holdings Corp. (b)	132,447	5,471,386

Regional Banks–2.97%

East West Bancorp, Inc.	130,549	5,663,216
Signature Bank (b)	65,249	10,319,129
SVB Financial Group (b)	48,213	6,387,258
		22,369,603

Research & Consulting Services–1.44%

Advisory Board Co. (The) (b)	93,738	5,046,854
CEB Inc.	75,328	5,820,594
		10,867,448

Restaurants–3.42%

Jack in the Box Inc.	124,914	9,261,124
Papa John’s International, Inc.	75,771	4,355,317
Texas Roadhouse, Inc.	205,458	7,191,030
Zoe’s Kitchen Inc. (b)(c)	144,870	4,928,477
		25,735,948

Semiconductors–5.36%

Cavium Inc. (b)	151,507	10,167,635
Cypress Semiconductor Corp. (b)	736,419	7,968,053
MA-COM Technology Solutions Holdings Inc. (b)	216,846	8,012,460
Qorvo, Inc. (b)	140,899	8,182,005
Silicon Laboratories Inc. (b)	111,934	6,056,749
		40,386,902

See accompanying notes which are an integral part of this schedule.

                                 Invesco Small Cap Discovery Fund

	Shares	Value

Specialized Finance–0.80%

MarketAxess Holdings, Inc.	56,400	$6,022,392

Specialty Chemicals–0.98%

PolyOne Corp.	205,451	7,392,127

Systems Software–0.90%

Barracuda Networks, Inc. (b)(c)	357,485	6,802,940

Thrifts & Mortgage Finance–1.28%

MGIC Investment Corp. (b)	1,013,817	9,671,814

Trucking–0.50%

ArcBest Corp.	156,603	3,771,000
Total Common Stocks & Other Equity Interests (Cost $589,693,587)		730,675,481

Money Market Funds–3.52%

Liquid Assets Portfolio –Institutional Class, 0.17% (d)	13,274,986	13,274,986
Premier Portfolio –Institutional Class, 0.13% (d)	13,274,986	13,274,986
Total Money Market Funds (Cost $26,549,972)		26,549,972
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.51%(Cost $616,243,559)		757,225,453

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–2.93%

Liquid Assets Portfolio - Institutional Class, 0.17% (Cost $22,054,440) (d)(e)	22,054,440	$22,054,440
TOTAL INVESTMENTS–103.43% (Cost $638,297,999)		779,279,893
OTHER ASSETS LESS LIABILITIES–(3.43)%		(25,872,559)
NET ASSETS–100.00%		$753,407,334

Investment Abbreviations:

ADR	— American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	All or a portion of this security was out on loan at November 30, 2015.

(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of November 30, 2015.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1D.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Small Cap Discovery Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2015

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

                                 Invesco Small Cap Discovery Fund

A.	Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

                                 Invesco Small Cap Discovery Fund

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of November 30, 2015, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 3 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended November 30, 2015 was $77,037,526 and $104,528,490, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$171,948,069
Aggregate unrealized (depreciation) of investment securities	(33,914,563)
Net unrealized appreciation of investment securities	$138,033,506
Cost of investments for tax purposes is $641,246,387.

                                 Invesco Small Cap Discovery Fund

Invesco Strategic Real Return Fund Quarterly Schedule of Portfolio Holdings November 30, 2015

invesco.com/us	SRR-QTR-1 11/15	Invesco Advisers, Inc.

Schedule of Investments(a)

November 30, 2015

(Unaudited)

	Principal Amount	Value

U.S. Treasury Securities–44.50%

U.S. Treasury Bills–0.03%

0.29%, 05/26/2016(b)(c)	$5,000	$4,990

U.S. Treasury Inflation - Indexed Notes–30.29%(d)

2.38%, 01/15/2017	130,977	134,259
0.13%, 04/15/2017	325,825	325,288
2.63%, 07/15/2017	112,517	117,783
1.63%, 01/15/2018	129,487	133,915
0.13%, 04/15/2018	361,319	361,351
1.38%, 07/15/2018	114,763	119,173
2.13%, 01/15/2019	104,183	110,707
0.13%, 04/15/2019	356,448	355,546
1.88%, 07/15/2019	115,903	123,525
1.38%, 01/15/2020	144,152	150,767
0.13%, 04/15/2020	243,871	241,954
1.25%, 07/15/2020	248,775	260,349
1.13%, 01/15/2021	280,650	291,518
0.63%, 07/15/2021	266,059	270,046
0.13%, 01/15/2022	303,840	296,954
0.13%, 07/15/2022	286,629	280,315
0.13%, 01/15/2023	296,902	287,257
0.38%, 07/15/2023	294,483	290,580
0.63%, 01/15/2024	293,711	293,402
0.13%, 07/15/2024	286,615	275,075
0.25%, 01/15/2025	287,333	277,069
0.38%, 07/15/2025	197,676	193,490
		5,190,323

U.S. Treasury Inflation - Indexed Bonds–14.18%(d)

2.38%, 01/15/2025	247,428	284,679
2.00%, 01/15/2026	169,046	190,221
2.38%, 01/15/2027	130,977	153,629
1.75%, 01/15/2028	124,944	138,745
3.63%, 04/15/2028	173,605	230,765
2.50%, 01/15/2029	109,725	132,359
3.88%, 04/15/2029	198,306	274,389
3.38%, 04/15/2032	46,921	64,732
2.13%, 02/15/2040	106,791	128,414
2.13%, 02/15/2041	182,551	220,713
0.75%, 02/15/2042	168,494	151,400
0.63%, 02/15/2043	165,600	143,340
1.38%, 02/15/2044	165,405	172,149
0.75%, 02/15/2045	162,692	145,072
		2,430,607
Total U.S. Treasury Securities (Cost $7,807,529)		7,625,920

	Shares	Value

Common Stocks-28.40%

Fixed Income Funds–28.40%

Invesco Floating Rate Fund –Class R6 (Cost $5,308,007)(e)	668,510	$4,866,756

	Principal Amount

Bonds and Notes–23.00%

Advertising–0.03%

Lamar Media Corp., Sr. Unsec. Gtd. Sub. Global Notes, 5.00%, 05/01/2023	$5,000	5,044

Aerospace & Defense–0.43%

Bombardier Inc. (Canada), Sr. Unsec. Notes, 7.50%, 03/15/2025(f)	20,000	14,950
Huntington Ingalls Industries Inc., Sr. Unsec. Gtd. Notes, 5.00%, 11/15/2025(f)	3,000	3,052
KLX Inc., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2022(f)	12,000	11,685
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2022(f)	5,000	5,100
TransDigm Inc., Sr. Unsec. Gtd. Sub. Notes, 6.50%, 05/15/2025(f)	40,000	39,400

		74,187

Airlines–0.15%

Air Canada (Canada), Sr. Unsec. Gtd. Notes, 7.75%, 04/15/2021(f)	25,000	26,063

Alternative Carriers–0.62%

EarthLink Holdings Corp., Sr. Sec. Gtd. First Lien Global Notes, 7.38%, 06/01/2020	35,000	36,313

Level 3 Financing, Inc., Sr. Unsec. Gtd. Notes, 5.13%, 05/01/2023(f)	10,000	10,025
5.38%, 01/15/2024(f)	45,000	45,281
5.38%, 05/01/2025(f)	15,000	14,850
		106,469

Apparel Retail–0.05%

Men’s Wearhouse, Inc. (The), Sr. Unsec. Gtd. Global Notes, 7.00%, 07/01/2022	10,000	7,825

Application Software–0.04%

SS&C Technologies Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 07/15/2023(f)	7,000	7,315

See accompanying notes which are an integral part of this schedule.

                                 Invesco Strategic Real Return Fund

	Principal Amount	Value

Asset Management & Custody Banks–0.28%

DJO Finco Inc./DJO Finance LLC/DJO Finance Corp., Sec. Second Lien Notes, 8.13%, 06/15/2021(f)	$13,000	$11,765
First Data Corp., Sr. Sec. First Lien Notes, 5.00%, 01/15/2024(f)	8,000	8,020
Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(f)	28,000	28,385
		48,170

Auto Parts & Equipment–0.85%

Dana Holding Corp., Sr. Unsec. Notes, 5.38%, 09/15/2021	125,000	127,656

Tenneco Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 12/15/2024	18,000	18,495
		146,151

Automotive Retail–0.01%

CST Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2023	2,000	2,000

Broadcasting–0.47%

Clear Channel Worldwide Holdings Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	10,000	9,800
iHeartCommunications, Inc., Sr. Sec. Gtd. First Lien Global Notes, 10.63%, 03/15/2023	15,000	10,538
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	17,000	17,637
Sinclair Television Group Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(f)	25,000	24,562
TEGNA, Inc., Sr. Unsec. Gtd. Global Notes, 6.38%, 10/15/2023	8,000	8,500
Tribune Media Co. (The), Sr. Unsec. Gtd. Notes, 5.88%, 07/15/2022(f)	10,000	10,038
		81,075

Building Products–1.45%

Allegion PLC, Sr. Unsec. Gtd. Notes, 5.88%, 09/15/2023	17,000	17,786
Builders FirstSource, Inc., Sr. Sec. First Lien Notes, 7.63%, 06/01/2021(f)	25,000	26,593
Sr. Unsec. Gtd. Notes, 10.75%, 08/15/2023(f)	11,000	11,289
Building Materials Corp. of America, Sr. Unsec. Notes, 5.38%, 11/15/2024(f)	25,000	25,344
6.00%, 10/15/2025(f)	12,000	12,450
Building Materials Holding Corp., Sr. Sec. Notes, 9.00%, 09/15/2018(f)	25,000	26,500

	Principal Amount	Value

Building Products–(continued)

Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/2021	$125,000	$128,125
		248,087

Cable & Satellite–1.04%

CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 09/30/2022	50,000	50,375
Sr. Unsec. Gtd. Notes, 5.13%, 05/01/2023(f)	25,000	24,875
5.38%, 05/01/2025(f)	25,000	24,875
CCOH Safari LLC, Sr. Unsec. Notes, 5.75%, 02/15/2026(f)	5,000	5,050
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 11/15/2024	55,000	49,362
Intelsat Jackson Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Global Bonds, 5.50%, 08/01/2023	25,000	18,813
6.63%, 12/15/2022	8,000	4,880
		178,230

Casinos & Gaming–0.26%

Boyd Gaming Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 05/15/2023	29,000	30,559
Mohegan Tribal Gaming Authority, Sr. Unsec. Gtd. Notes, 9.75%, 09/01/2021(f)	13,000	13,357
		43,916

Commercial Printing–0.06%

Multi-Color Corp., Sr. Unsec. Gtd. Notes, 6.13%, 12/01/2022(f)	10,000	10,025

Computer & Electronics Retail–0.11%

Rent-A-Center, Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 05/01/2021	24,000	18,930

Construction & Engineering–0.14%

AECOM, Sr. Unsec. Gtd. Global Notes, 5.75%, 10/15/2022	23,000	23,824

Construction Machinery & Heavy Trucks–1.57%

Allied Specialty Vehicles, Inc., Sr. Sec. Notes, 8.50%, 11/01/2019(f)	35,000	37,100
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	125,000	115,312
Navistar International Corp., Sr. Unsec. Gtd. Notes, 8.25%, 11/01/2021	82,000	58,630
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/2025	58,000	58,000
		269,042

See accompanying notes which are an integral part of this schedule.

                                 Invesco Strategic Real Return Fund

	Principal Amount	Value

Construction Materials–0.08%

Unifrax I LLC/Unifrax Holding Co., Sr. Unsec. Gtd. Notes, 7.50%, 02/15/2019 (Acquired 07/28/2014; Cost $15,300)(f)	$15,000	$14,250

Consumer Finance–0.20%

Ally Financial Inc., Sr. Unsec. Global Notes, 4.63%, 03/30/2025	15,000	15,000
5.13%, 09/30/2024	14,000	14,560
Unsec. Sub. Global Notes, 5.75%, 11/20/2025	4,000	4,030
		33,590

Diversified Chemicals–0.04%

Chemours Co. (The), Sr. Unsec. Notes, 6.63%, 05/15/2023(f)	9,000	6,829

Diversified Metals & Mining–0.09%

Compass Minerals International, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 07/15/2024(f)	8,000	7,800
HudBay Minerals, Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 9.50%, 10/01/2020	3,000	2,325
Lundin Mining Corp. (Canada), Sr. Sec. Gtd. First Lien Notes, 7.88%, 11/01/2022(f)	5,000	4,788
		14,913

Electrical Components & Equipment–0.05%

EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(f)	8,000	8,030

Environmental & Facilities Services–0.09%

ADS Waste Holdings, Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/2020	15,000	15,600

Gas Utilities–0.06%

Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Gtd. Notes, 6.75%, 06/15/2023(f)	8,000	7,200

Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	4,000	3,800
		11,000

General Merchandise Stores–0.08%

Dollar Tree, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 03/01/2023(f)	14,000	14,613

Health Care Facilities–2.07%

Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2023	35,000	34,562
Amsurg Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 07/15/2022	30,000	29,625

	Principal Amount	Value

Health Care Facilities–(continued)

Community Health Systems, Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2022	$20,000	$19,500
HCA, Inc., Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	60,000	61,200
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025	10,000	9,938
5.88%, 02/15/2026	15,000	15,300
HealthSouth Corp., Sr. Unsec. Gtd. Notes, 5.75%, 09/15/2025(f)	6,000	5,775
Surgical Care Affiliates, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 04/01/2023(f)	25,000	24,750
Tenet Healthcare Corp., Sr. Unsec. Global Notes, 6.75%, 02/01/2020	125,000	122,812
6.75%, 06/15/2023	7,000	6,598
8.13%, 04/01/2022	25,000	25,156
		355,216

Health Care Services–0.18%

MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 6.63%, 04/01/2022(f)	30,000	30,300

Home Improvement Retail–0.13%

Hillman Group Inc. (The), Sr. Unsec. Notes, 6.38%, 07/15/2022(f)	25,000	22,375

Homebuilding–0.78%

Beazer Homes USA Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 09/15/2021	35,000	33,600
CalAtlantic Group Inc., Sr. Unsec. Gtd. Notes, 5.38%, 10/01/2022	25,000	25,500
K. Hovnanian Enterprises Inc., Sr. Unsec. Gtd. Notes, 7.00%, 01/15/2019(f)	25,000	18,750
8.00%, 11/01/2019(f)	24,000	17,670
Lennar Corp., Sr. Unsec. Gtd. Notes, 4.88%, 12/15/2023	6,000	6,045
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 06/01/2025	13,000	13,227
7.15%, 04/15/2020	5,000	5,350
Shea Homes L.P./Shea Homes Funding Corp., Sr. Unsec. Gtd. Notes, 5.88%, 04/01/2023(f)	3,000	3,116
Taylor Morrison Communities Inc./ Monarch Communities Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(f)	10,000	9,988
		133,246

See accompanying notes which are an integral part of this schedule.

                                 Invesco Strategic Real Return Fund

	Principal Amount	Value

Household Products–0.90%

Central Garden & Pet Co., Sr. Unsec. Gtd. Notes, 6.13%, 11/15/2023	$4,000	$4,080
Reynolds Group Issuer Inc./LLC (New Zealand), Sr. Unsec. Gtd. Global Notes, 8.25%, 02/15/2021	125,000	125,937
Springs Industries, Inc., Sr. Sec. Global Notes, 6.25%, 06/01/2021	25,000	25,125
		155,142

Independent Power Producers & Energy Traders–0.34%

AES Corp., Sr. Unsec. Notes, 5.50%, 04/15/2025	30,000	27,000
Calpine Corp., Sr. Unsec. Global Notes, 5.50%, 02/01/2024	34,000	31,960
		58,960

Integrated Telecommunication Services–0.91%

Frontier Communications Corp., Sr. Unsec. Notes, 8.88%, 09/15/2020(f)	10,000	10,075
11.00%, 09/15/2025(f)	7,000	6,895
GCI, Inc., Sr. Unsec. Global Notes, 6.88%, 04/15/2025	10,000	10,300
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds, 6.84%, 04/28/2023	125,000	129,062
		156,332

Leisure Facilities–0.06%

Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 06/01/2024	10,000	10,150

Leisure Products–0.24%

Party City Holdings Inc., Sr. Unsec. Gtd. Notes, 6.13%, 08/15/2023(f)	12,000	11,520
Vista Outdoor Inc., Sr. Unsec. Gtd. Notes, 5.88%, 10/01/2023(f)	28,000	29,085
		40,605

Life Sciences Tools & Services–0.02%

Quintiles Transnational Corp., Sr. Unsec. Gtd. Notes, 4.88%, 05/15/2023(f)	3,000	3,030

Managed Health Care–0.06%

Molina Healthcare, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 11/15/2022(f)	10,000	10,100

Metal & Glass Containers–0.40%

Berry Plastics Corp., Sec. Gtd. Second Lien Notes, 5.50%, 05/15/2022	39,000	39,536

	Principal Amount	Value

Metal & Glass Containers–(continued)

Coveris Holding Corp., Sr. Unsec. Gtd. Notes, 10.00%, 06/01/2018(f)	$14,000	$13,790
Owens-Brockway Glass Container, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 08/15/2023(f)	6,000	6,263
6.38%, 08/15/2025(f)	9,000	9,405
		68,994

Movies & Entertainment–0.10%

Mediacom Broadband LLC/Corp., Sr. Unsec. Gtd. Global Notes, 5.50%, 04/15/2021	17,000	16,618

Oil & Gas Exploration & Production–1.40%

Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 11/01/2021	13,000	11,960
6.00%, 12/01/2020	10,000	9,575
Carrizo Oil & Gas, Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/15/2023	23,000	21,332
Sr. Unsec. Gtd. Notes, 7.50%, 09/15/2020	7,000	6,895
Chaparral Energy, Inc., Sr. Unsec. Gtd. Global Notes, 9.88%, 10/01/2020	17,000	4,335
Concho Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 10/01/2022	8,000	7,820
5.50%, 04/01/2023	27,000	26,460
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	3,000	1,890
Gulfport Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.63%, 05/01/2023	10,000	9,150
Laredo Petroleum, Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 05/01/2022	23,000	22,655
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Notes, 7.50%, 02/15/2022(f)	12,000	12,180
Range Resources Corp., Sr. Unsec. Gtd. Sub. Global Notes, 5.00%, 03/15/2023	12,000	10,710
Sr. Unsec. Gtd. Sub. Notes, 5.00%, 08/15/2022	7,000	6,248
Rice Energy Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 05/01/2022	4,000	3,420
Sr. Unsec. Gtd. Notes, 7.25%, 05/01/2023(f)	24,000	21,060
RSP Permian, Inc., Sr. Unsec. Gtd. Notes, 6.63%, 10/01/2022(f)	17,000	16,979

See accompanying notes which are an integral part of this schedule.

                                 Invesco Strategic Real Return Fund

	Principal Amount	Value

Oil & Gas Exploration & Production–(continued)

SM Energy Co., Sr. Unsec. Global Notes, 6.13%, 11/15/2022	$15,000	$14,437
6.50%, 01/01/2023	9,000	8,685
Whiting Petroleum Corp., Sr. Unsec. Gtd. Notes, 5.00%, 03/15/2019	3,000	2,828
WPX Energy, Inc., Sr. Unsec. Notes, 7.50%, 08/01/2020	22,400	21,000
		239,619

Oil & Gas Storage & Transportation–0.72%

Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.50%, 06/01/2027	14,000	11,795
Sr. Sec. Gtd. First Lien Notes, 7.50%, 10/15/2020	65,000	68,737
Genesis Energy L.P./Genesis Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 05/15/2023	2,000	1,765
6.75%, 08/01/2022	15,000	14,138
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Bonds, 5.25%, 05/01/2023	10,000	9,150
Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2021	11,000	11,055
Teekay Offshore Partners L.P./Teekay Offshore Finance Corp. (Bermuda), Sr. Unsec. Global Notes, 6.00%, 07/30/2019	5,000	4,006
Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Notes, 6.25%, 10/15/2022(f)	2,000	2,070
		122,716

Packaged Foods & Meats–0.04%

WhiteWave Foods Co. (The), Sr. Unsec. Gtd. Notes, 5.38%, 10/01/2022	7,000	7,473

Paper Packaging–0.04%

Graphic Packaging International Inc., Sr. Unsec. Gtd. Notes, 4.75%, 04/15/2021	2,000	2,053
4.88%, 11/15/2022	4,000	4,100
		6,153

Paper Products–0.17%

Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 4.50%, 02/01/2023	11,000	10,615
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025(f)	11,000	10,890
Mercer International Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 7.00%, 12/01/2019	7,000	7,245
		28,750

	Principal Amount	Value

Personal Products–0.17%

Alphabet Holding Co., Inc., Sr. Unsec. Global PIK Notes, 8.50%, 11/01/2017(g)	$30,000	$29,363

Pharmaceuticals–0.54%

Concordia Healthcare Corp. (Canada), Sr. Unsec. Gtd. Notes, 7.00%, 04/15/2023(f)	31,000	26,970
Valeant Pharmaceuticals International, Inc., Sr. Unsec. Gtd. Notes, 5.50%, 03/01/2023(f)	25,000	21,563
5.88%, 05/15/2023(f)	5,000	4,375
6.13%, 04/15/2025(f)	11,000	9,625
REGS, Sr. Unsec. Gtd. Euro Notes, 6.13%, 04/15/2025(f)	35,000	30,362
		92,895

Regional Banks–0.75%

CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/2022	125,000	128,750

Restaurants–0.39%

1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 6.00%, 04/01/2022(f)	44,000	45,870
Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	19,000	20,306
		66,176

Semiconductor Equipment–0.61%

Amkor Technology Inc., Sr. Unsec. Global Notes, 6.38%, 10/01/2022	108,000	104,220

Specialized Consumer Services–0.03%

ServiceMaster Co., LLC (The), Sr. Unsec. Notes, 7.45%, 08/15/2027	5,000	5,106

Specialized Finance–1.02%

Aircastle Ltd., Sr. Unsec. Notes, 5.50%, 02/15/2022	35,000	36,837
International Lease Finance Corp., Sr. Unsec. Notes, 8.25%, 12/15/2020	115,000	137,569
		174,406

Specialized REIT’s–1.53%

Crown Castle International Corp., Sr. Unsec. Notes, 4.88%, 04/15/2022	125,000	127,812
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2022	75,000	78,563
Equinix Inc., Sr. Unsec. Notes, 5.38%, 01/01/2022	52,000	53,430
5.88%, 01/15/2026	3,000	3,060
		262,865

See accompanying notes which are an integral part of this schedule.

                                 Invesco Strategic Real Return Fund

	Principal Amount	Value

Specialty Chemicals–0.03%

PSPC Escrow II Corp., Sr. Unsec. Bonds, 10.38%, 05/01/2021(f)	$5,000	$5,116

Steel–0.22%

FMG Resources (August 2006) Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes, 8.25%, 11/01/2019(f)	9,000	7,853
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 5.13%, 10/01/2021	30,000	29,250
		37,103

Tires & Rubber–0.03%

Goodyear Tire & Rubber Co. (The), Sr. Unsec. Gtd. Global Bonds, 5.13%, 11/15/2023	5,000	5,125

Trading Companies & Distributors–0.10%

United Rentals North America Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2025	18,000	18,068

Trucking–0.08%

OPE KAG Finance Sub Inc., Sr. Unsec. Notes, 7.88%, 07/31/2023(f)	13,000	13,406

	Principal Amount	Value

Wireless Telecommunication Services–0.69%

SBA Communications Corp., Sr. Unsec. Global Notes, 4.88%, 07/15/2022	$25,000	$24,937
Sprint Corp., Sr. Unsec. Gtd. Global Notes, 7.88%, 09/15/2023	115,000	93,150
		118,087
Total Bonds and Notes (Cost $4,066,435)		3,941,643

	Shares

Money Market Funds–3.31%

Liquid Assets Portfolio –Institutional Class, 0.17% (h)	283,294	283,294
Premier Portfolio –Institutional Class, 0.13% (h)	283,295	283,295
Total Money Market Funds (Cost $566,589)		566,589

TOTAL INVESTMENTS–99.21% (Cost $17,748,560)		17,000,908

OTHER ASSETS LESS LIABILITIES–0.79%		135,960

NET ASSETS–100.00%		$17,136,868

Investment Abbreviations:

Gtd.	—Guaranteed	Sec.	— Secured

PIK	—Payment in Kind	Sr.	— Senior

REGS	—Regulation S	Sub.	— Subordinated

REIT	—Real Estate Investment Trust	Unsec.	— Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(c)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1G and Note 3.

(d)	Principal amount of security and interest payments are adjusted for inflation. See Note 1D.

(e)	Invesco Floating Rate Fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The value of this security as of November 30, 2015 represented 28.40% of the Fund’s Net Assets. See Note 4.

(f)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at November 30, 2015 was $1,002,665, which represented 5.85% of the Fund’s Net Assets.

(g)	All or a portion of this security is Payment-in-Kind.

Issuer	Cash Rate	PIK Rate
Alphabet Holding Co., Inc., Sr. Unsec. Global PIK Notes	7.75%	8.50%

(h)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of November 30, 2015.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Strategic Real Return Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2015

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

                                 Invesco Strategic Real Return Fund

A. Security Valuations – (continued)

changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Treasury Inflation-Protected Securities - The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.
E.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

                                 Invesco Strategic Real Return Fund

F.	Other Risks – The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.
G.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of November 30, 2015. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$5,433,345	$—	$—	$5,433,345
U.S. Treasury Securities	—	7,625,920	—	7,625,920
Corporate Debt Securities	—	3,941,643	—	3,941,643
	5,433,345	11,567,563	—	17,000,908
Futures Contracts*	(665)	—	—	(665)
Total Investments	$5,432,680	$11,567,563	$—	$17,000,243
*	Unrealized appreciation (depreciation).

NOTE 3 — Derivative Investments

Open Futures Contracts-Interest Rate Risk
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value		Unrealized Appreciation (Depreciation)
U.S. Treasury 10 Year Notes	Short	2	March-2016		$(252,875)		$(665)

                                 Invesco Strategic Real Return Fund

NOTE 4 — Investments in Affiliates

The Fund’s Adviser and the adviser for Invesco Floating Rate Fund are subsidiaries of Invesco Ltd. and therefore, Invesco Floating Rate Fund is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Floating Rate Fund for the three months ended November 30, 2015.

	Value 08/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 11/30/15	Dividend Income
Invesco Floating Rate Fund	$ 4,979,425	$ 72,498	$ —	$ (185,167)	$ —	$ 4,866,756	$ 72,514

NOTE 5 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended November 30, 2015 was $1,073,855 and $808,590, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $540,394 and $316,443, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$78,545
Aggregate unrealized (depreciation) of investment securities	(899,648)
Net unrealized appreciation (depreciation) of investment securities	$(821,103)
Cost of investments for tax purposes is $17,822,011.

                                 Invesco Strategic Real Return Fund

Item 2.    Controls and Procedures.

(a)	As of November 20, 2015, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of November 20, 2015, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.    Exhibits.

Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:     AIM Counselor Series Trust (Invesco Counselor Series Trust)

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	January 29, 2016

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	January 29, 2016

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	January 29, 2016

EXHIBIT INDEX

Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.